------------------------------
                                                  OMB APPROVAL
                                                  OMB Number: 3235-0570
                                                  Expires: October 30, 2006
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                                                  hours per response .......19.3
                                                  ------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-05551
                                  ----------------------------------------------
    AmSouth Funds
--------------------------------------------------------------------------------
                        (Exact name of registrant as specified in charter)

    3435 Stelzer Road, Columbus, OH                                  43219
--------------------------------------------------------------------------------
            (Address of principal executive offices)                  (Zip code)

    BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
--------------------------------------------------------------------------------
                                         (Name and address of agent for service)

Registrant's telephone number, including area code:  614-470-8000
                                                   -----------------------------

Date of fiscal year end:  7/31/04
                        -----------------------
Date of reporting period:  7/31/04
                         ----------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 ("Act") (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.

     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                                  ANNUAL REPORT

                                                                   JULY 31, 2004

[AMSOUTH FUNDS(R) LOGO]

www.amsouthfunds.com

NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE

TABLE OF CONTENTS

GLOSSARY OF TERMS ........................................................     1

MANAGEMENT DISCUSSION OF PERFORMANCE
   Message from the Chairman and Investment Advisor ......................     2

FUND SUMMARY
   Value Fund ............................................................     4
   Select Equity Fund ....................................................     6
   Enhanced Market Fund ..................................................     8
   Large Cap Fund ........................................................    10
   Capital Growth Fund ...................................................    12
   Mid Cap Fund ..........................................................    14
   Small Cap Fund ........................................................    16
   International Equity Fund .............................................    18
   Balanced Fund .........................................................    20
   Strategic Portfolios ..................................................    22
   Government Income Fund ................................................    28
   Limited Term Bond Fund ................................................    30
   Bond Fund .............................................................    32
   Municipal Bond Fund ...................................................    34
   Florida Tax-Exempt Fund ...............................................    36
   Tennessee Tax-Exempt Fund .............................................    38
   Money Market Funds ....................................................    40

SCHEDULE OF PORTFOLIO INVESTMENTS
   Value Fund ............................................................    41
   Select Equity Fund ....................................................    42
   Enhanced Market Fund ..................................................    43
   Large Cap Fund ........................................................    47
   Capital Growth Fund ...................................................    48
   Mid Cap Fund ..........................................................    50
   Small Cap Fund ........................................................    54
   International Equity Fund .............................................    55
   Balanced Fund .........................................................    62
   Strategic Portfolios: Aggressive Growth Portfolio .....................    64
   Strategic Portfolios: Growth Portfolio ................................    64
   Strategic Portfolios: Growth and Income Portfolio .....................    65
   Strategic Portfolios: Moderate Growth and Income Portfolio ............    65
   Government Income Fund ................................................    66
   Limited Term Bond Fund ................................................    67
   Bond Fund .............................................................    69
   Municipal Bond Fund ...................................................    72
   Florida Tax-Exempt Fund ...............................................    76
   Tennessee Tax-Exempt Fund .............................................    78
   Prime Money Market Fund ...............................................    80
   Treasury Reserve Money Market Fund ....................................    81
   Tax-Exempt Money Market Fund ..........................................    81
   Institutional Prime Obligations Money Market Fund .....................    84

STATEMENTS OF ASSETS AND LIABILITIES .....................................    86

STATEMENTS OF OPERATIONS .................................................    90

STATEMENTS OF CHANGES IN NET ASSETS ......................................    94

NOTES TO FINANCIAL STATEMENTS ............................................    98

FINANCIAL HIGHLIGHTS .....................................................   115

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................   133

                      (This Page Intentionally Left Blank)

GLOSSARY OF TERMS

LIPPER MULTI-CAP CORE FUNDS AVERAGE IS COMPRISED OF MUTUAL FUNDS THAT, BY PORTFOLIO PRACTICE, INVEST IN A VARIETY OF MARKET CAPITALIZATION RANGES, WITHOUT CONCENTRATING 75% OF THEIR EQUITY ASSETS IN ANY ONE MARKET CAPITALIZATION RANGE OVER AN EXTENDED PERIOD OF TIME. MULTI-CAP FUNDS WILL GENERALLY HAVE BETWEEN 25% TO 75% OF THEIR ASSETS INVESTED IN COMPANIES WITH MARKET CAPITALIZATIONS (ON A THREE-YEAR WEIGHTED BASIS) ABOVE 300% OF THE DOLLAR-WEIGHTED MEDIAN MARKET CAPITALIZATION OF THE S&P MID-CAP 400 INDEX. MULTI-CAP CORE FUNDS HAVE WIDE LATITUDE IN THE COMPANIES IN WHICH THEY INVEST. THESE FUNDS WILL NORMALLY HAVE AN AVERAGE PRICE-TO-EARNINGS RATIO, PRICE-TO-BOOK RATIO, AND THREE-YEAR EARNINGS GROWTH FIGURE, COMPARED TO THE U.S. DIVERSIFIED MULTI-CAP EQUITY FUNDS UNIVERSE AVERAGE.

LIPPER MULTI-CAP GROWTH FUNDS AVERAGE IS COMPRISED OF MUTUAL FUNDS THAT INVEST IN A VARIETY OF MARKET CAPITALIZATION RANGES, WITHOUT CONCENTRATING 75% OF THEIR EQUITY ASSETS IN ANY ONE MARKET CAPITALIZATION RANGE OVER AN EXTENDED PERIOD OF TIME. MULTI-CAP FUNDS WILL GENERALLY HAVE BETWEEN 25% TO 75% OF THEIR ASSETS INVESTED IN COMPANIES WITH MARKET CAPITALIZATIONS (ON A THREE-YEAR WEIGHTED BASIS) ABOVE 300% OF THE DOLLAR-WEIGHTED MEDIAN MARKET CAPITALIZATION OF THE S&P MIDCAP 400 INDEX. MULTI-CAP GROWTH FUNDS NORMALLY INVEST IN COMPANIES WITH LONG-TERM EARNINGS EXPECTED TO GROW SIGNIFICANTLY FASTER THAN THE EARNINGS OF THE STOCKS REPRESENTED IN A MAJOR UNMANAGED STOCK INDEX. THESE FUNDS WILL NORMALLY HAVE AN ABOVE AVERAGE P/E AND P/B RATIO AND THREE-YEAR EARNINGS GROWTH FIGURE, COMPARED TO THAT OF THE U.S. DIVERSIFIED MULTI-CAP EQUITY FUNDS UNIVERSE AVERAGE.

LIPPER LARGE CAP VALUE FUNDS AVERAGE IS COMPRISED OF MUTUAL FUNDS THAT, BY PORTFOLIO PRACTICE, INVEST AT LEAST 75% OF THEIR EQUITY ASSETS IN COMPANIES WITH MARKET CAPITALIZATIONS (ON A THREE-YEAR WEIGHTED BASIS) GREATER THAN 300% OF THE DOLLAR-WEIGHTED MEDIAN MARKET CAPITALIZATION OF THE MIDDLE 1,000 SECURITIES OF THE S&P SUPERCOMPOSITE 1500 INDEX. LARGE-CAP VALUE FUNDS TYPICALLY HAVE A BELOW-AVERAGE PRICE-TO-EARNINGS RATIO, PRICE-TO-BOOK RATIO, AND THREE-YEAR SALES-PER-SHARE GROWTH VALUE, COMPARED TO THE S&P 500 INDEX.

LIPPER FLEXIBLE PORTFOLIO FUNDS AVERAGE IS COMPRISED OF MUTUAL FUNDS THAT ALLOCATE THEIR INVESTMENTS ACROSS VARIOUS ASSET CLASSES, INCLUDING DOMESTIC COMMON STOCKS, BONDS, AND MONEY MARKET INSTRUMENTS WITH A FOCUS ON TOTAL RETURN.

MESSAGE FROM THE CHAIRMAN AND INVESTMENT ADVISOR

DEAR SHAREHOLDERS:

We are pleased to present this annual report for the 12-month period ended July 31, 2004. The period saw two distinct environments in the financial markets:
Stocks rallied and bonds were stable during the six months through January, as strong economic growth, low inflation and accommodative monetary policy provided support for the markets. The second half of the period saw declines among both stocks and bonds due to a slowdown in job growth, an up-tick in inflation, and a June increase in the federal funds rate by the Federal Reserve Board ("the Fed"). That increase came after 13 rate reductions that brought the federal funds rate down from 6.5% to 1% during the prior three and a half years.

ECONOMIC GROWTH ACCELERATES, THEN MODERATES

The economy was relatively weak at the beginning of the period, but strong monetary and fiscal stimulus, solid consumer spending and rising business spending helped produce powerful growth during the third calendar quarter of 2003. The expansion moderated but broadened during the fourth quarter, as improved business investment helped compensate for waning consumer spending.

The economy continued to expand during the second half of the period. That growth, combined with rising prices on oil and other materials, led to slightly higher inflation. Those factors led many observers to anticipate that the Fed would increase short-term interest rates.

Job creation was weaker than expected throughout much of the period, however, and many economists worried that slow job growth could imperil the economic recovery. The Fed eventually raised the federal funds rate on June 30, from 1.00% to 1.25%, after strong jobs reports in the spring seemed to indicate that the economy's momentum had become self-sustaining. The economy showed signs in July that growth might slow, however, weighed down by high oil prices, rising bond yields and lackluster job growth.

Corporate profits were very strong throughout the period. Businesses benefited from rising worker productivity, strong demand, increased pricing power and a weakening dollar, which made U.S. products more attractive in foreign markets. Some technology firms saw lower-than-expected profits near the end of the period, due to slackening demand for certain products.

STOCKS RALLY, THEN PULL BACK

Stocks produced very strong gains during the first half of the period. Investors were encouraged by the economy's gathering momentum, corporate profit growth and the Fed's accommodative monetary policy. Shares of small, lower-quality firms fared best in this environment, as they rebounded from low levels. Technology and other high-growth sectors led the market early in the period, but leadership shifted to more value-oriented stocks as the market's gains broadened during late 2003 and in January of 2004.

The market stalled in February, as consumer confidence eased off a bit and investors worried that valuations had climbed too quickly. Political rhetoric leading up to the presidential election campaign, as well as the March bombing in Madrid, created uncertainty in the financial markets. Fears of rising interest rates and higher oil prices also contributed to the stock market's decline.

Stocks rallied from mid-May through June, as investors encouraged by continued economic strength bought stocks that had declined to reasonable valuations. Stocks reacted positively to the Fed's June 30 quarter-point interest-rate hike. The market declined in July, however, as economic growth showed signs of slowing.

BOND YIELDS RISE LATE IN THE PERIOD

The fixed-income markets were relatively stable during the first half of the period. The Fed anchored short-term rates at historically low levels by maintaining a highly accommodative monetary policy. Meanwhile, low inflation and high demand for yield helped long-term bonds post slight gains. Corporate bonds performed well during the first half of the period, as the strengthening economy improved companies' credit-worthiness.

Conflicting data about the strength of the economy and inflation created a great deal of volatility in the bond markets during the second half of the period. The soft job market and tame inflation reassured bond investors that the Fed would move slowly when it raised interest rates. That sentiment helped to prevent yields from climbing sharply through early spring.

Short-term yields began rising in May, as stronger job growth data made it likely that the Fed would raise interest rates at its June 30 meeting. The market anticipated that move to such a great degree that yields actually fell following the Fed's quarter-point rate hike. The yield curve flattened significantly during the second half of the period: Short-term rates rose due to investors' anticipation of the Fed's action, while a relatively benign long-term inflation outlook kept yields on longer maturity bonds from rising substantially.

OUTLOOK

We do not expect the recent moderation in the economy's growth rate to mark the beginning of a meaningful slowdown. Economic growth is likely to be driven by business capital spending, inventory building and exports during the coming months. We believe the Fed is likely to proceed cautiously, weighing the inflationary pressures associated with economic growth against the effects of high oil prices and global instability. The speed and magnitude with which the Fed raises short-term interest rates will likely be determined by factors such as the pace of economic activity, job growth, inflation, wage gains and performance of the financial markets.

We believe that fear itself presents the major risk to the economy going forward. Risk-aversion would undermine the economic recovery's self-reinforcing nature by undercutting business spending and job growth.

We think the stock market will post gains during the months ahead, as investors realize that stock-price declines and profit increases have made valuations more attractive. Furthermore, a still-accommodative monetary policy should help support price gains, as should corporations' generally healthy balance sheets. Under these circumstances, we expect shares of high-quality, dividend-paying companies should outperform higher-risk, lower-quality stocks.

We believe low expectations for inflation, high demand for risk-free income and low investor risk tolerance will prevent Treasury yields from rising as much during this cycle as they have during previous economic recoveries. We also believe the Treasury yield curve is likely to flatten further during the coming year as the Fed steadily increases short-term interest rates.

Thank you for your confidence in the AmSouth Funds. We will continue to provide a diverse selection of carefully managed mutual funds to help you meet your financial goals. We look forward to serving your financial needs during the months and years ahead.

Sincerely,

/s/ J David Huber

J. David Huber
Chairman
AmSouth Funds

/s/ Joseph T. Keating

Joseph T. Keating
Chairman and Chief Investment Officer
AmSouth Asset Management Inc., LLC

INVESTMENTS IN THE FUNDS ARE NEITHER GUARANTEED BY, NOR OBLIGATIONS OF, AMSOUTH BANK OR ANY OTHER BANK AND ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN MUTUAL FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

--------------------------------------------------------------------------------
AMSOUTH VALUE FUND
--------------------------------------------------------------------------------

PORTFOLIO  MANAGER

Brian B. Sullivan, CFA
Director, Value Equity Strategies

AmSouth Bank
AmSouth Asset Managment, Inc.

BRIAN B. SULLIVAN, CFA, HAS BEEN THE PORTFOLIO MANAGER FOR THE VALUE FUND SINCE JUNE 2004. MR. SULLIVAN HAS MORE THAN 18 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE AND HOLDS AN MBA IN FINANCE AND A BACHELOR'S DEGREE IN ECONOMICS.

INVESTMENT CONCERNS

VALUE-BASED INVESTMENTS ARE SUBJECT TO THE RISK THAT THE BROAD MARKET MAY NOT RECOGNIZE THEIR INTRINSIC VALUE.

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES.

PORTFOLIO MANAGER'S PERSPECTIVE

"THE AMSOUTH VALUE FUND USES A `VALUE INVESTING' APPROACH. RATHER THAN PURSUE HOT STOCKS THAT ARE IN HIGH DEMAND, WE SEARCH FOR SOLID COMPANIES WITH GOOD FUNDAMENTALS THAT ARE AVAILABLE AT ATTRACTIVE PRICES. BY ADHERING TO THIS INVESTMENT APPROACH THROUGH ENTIRE MARKET CYCLES, WE SEEK TO ACHIEVE ABOVE AVERAGE LONG-TERM RESULTS WITH LESS VOLATILITY THAN THE OVERALL MARKET."

--------------------------------------------------------------------------------
Q&A
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED JULY 31, 2004?

A. The Fund delivered a total return of 14.69% (Class A Shares at NAV). That compared to a 17.33% total return for the Fund's benchmark, the S&P 500/BARRA Value Index.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. The strengthening economy and healthy corporate profits encouraged investors to buy stocks during the first half of the period, leading to strong gains for the Fund and its benchmark. The broad market and the Fund declined slightly during the second half of the period as economic growth showed signs of slowing.

The Fund throughout the period emphasized shares of cyclical companies that were likely to reap strong benefits from the economic expansion. That approach led us to under-weight defensive sectors such as energy. Rising oil prices helped energy stocks lead the market during the 12-month period, so the Fund's underweight position dragged on returns against the benchmark. The performance of the technology stocks in the Fund's portfolio also hindered relative returns. We focused on shares of large, well-established technology firms. Such stocks lagged shares of small, lower-quality technology firms when the technology sector posted strong gains during the first half of the period.

The Fund's returns versus the benchmark benefited from our stock selection in the consumer discretionary sector, including strong returns among shares of economically-sensitive retail and leisure companies. Stock selection in the industrials sector also boosted relative returns.+

+    THE FUND'S PORTFOLIO IS CURRENT TO JULY 31, 2004 AND SUBJECT TO CHANGE.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

--------------------------------------------------------------------------------
                                                              AMSOUTH VALUE FUND
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

          ----------------------------------------------------------------------
          VALUE OF A $10,000 INVESTMENT
          ----------------------------------------------------------------------

          ---------------------------------------------------------------------------
                     AmSouth Value Fund (Class A Shares)*   S&P 500/BARRA Value Index
          ---------------------------------------------------------------------------
          7/31/94                    9452                             10000
          ---------------------------------------------------------------------------
                                     9536                              9921
          ---------------------------------------------------------------------------
          12/31/94                   9349                              9845
          ---------------------------------------------------------------------------
                                    10225                             10794
          ---------------------------------------------------------------------------
                                    10925                             11734
          ---------------------------------------------------------------------------
                                    11527                             12667
          ---------------------------------------------------------------------------
          12/31/95                  11909                             13487
          ---------------------------------------------------------------------------
                                    12743                             14350
          ---------------------------------------------------------------------------
                                    13171                             14643
          ---------------------------------------------------------------------------
                                    13235                             15030
          ---------------------------------------------------------------------------
          12/31/96                  13784                             16454
          ---------------------------------------------------------------------------
                                    14484                             16744
          ---------------------------------------------------------------------------
                                    16527                             19167
          ---------------------------------------------------------------------------
                                    18272                             20923
          ---------------------------------------------------------------------------
          12/31/97                  18236                             21387
          ---------------------------------------------------------------------------
                                    20653                             23858
          ---------------------------------------------------------------------------
                                    20617                             23982
          ---------------------------------------------------------------------------
                                    18438                             20885
          ---------------------------------------------------------------------------
          12/31/98                  21447                             24526
          ---------------------------------------------------------------------------
                                    21558                             25225
          ---------------------------------------------------------------------------
                                    23756                             27949
          ---------------------------------------------------------------------------
                                    21125                             25370
          ---------------------------------------------------------------------------
          12/31/99                  22276                             27646
          ---------------------------------------------------------------------------
                                    21974                             27711
          ---------------------------------------------------------------------------
                                    20790                             26521
          ---------------------------------------------------------------------------
                                    22710                             28858
          ---------------------------------------------------------------------------
          12/31/00                  23408                             29328
          ---------------------------------------------------------------------------
                                    23551                             27414
          ---------------------------------------------------------------------------
                                    25756                             28622
          ---------------------------------------------------------------------------
                                    22626                             23984
          ---------------------------------------------------------------------------
          12/31/01                  24363                             25894
          ---------------------------------------------------------------------------
                                    25831                             26237
          ---------------------------------------------------------------------------
                                    20734                             23444
          ---------------------------------------------------------------------------
                                    15259                             18648
          ---------------------------------------------------------------------------
          12/31/02                  17221                             20494
          ---------------------------------------------------------------------------
                                    15975                             19365
          ---------------------------------------------------------------------------
                                    18906                             23013
          ---------------------------------------------------------------------------
                                    18930                             23598
          ---------------------------------------------------------------------------
          12/31/03                  21540                             27009
          ---------------------------------------------------------------------------
                                    22405                             27913
          ---------------------------------------------------------------------------
                                    22194                             28135
          ---------------------------------------------------------------------------
          7/31/04                   21802                             27602
          ---------------------------------------------------------------------------

          THE CHART REFLECTS THE PERFORMANCE OF THE CLASS A SHARES. THE PERFORMANCE OF THE CLASS B SHARES AND THE CLASS I SHARES WILL BE GREATER OR LESS THAN THE LINE SHOWN IN THE ABOVE CHART BASED ON THE DIFFERENCES IN THE SALES CHARGES AND THE EXPENSES PAID BY SHAREHOLDERS INVESTING IN CLASS A SHARES, CLASS B SHARES AND CLASS I SHARES.

          ----------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
          ----------------------------------------------------
          As of              Inception    1       5       10
          July 31, 2004         Date     Year    Year    Year
          ----------------------------------------------------
          CLASS A SHARES*     12/1/88     8.38%  -2.20%  8.10%
          ----------------------------------------------------
          CLASS B SHARES**     9/3/97(1)  8.81%  -2.09%  8.15%
          ----------------------------------------------------
          CLASS I SHARES       9/2/97(1) 14.77%  -0.97%  8.83%
          ----------------------------------------------------

           *   REFLECTS MAXIMUM 5.50% SALES CHARGE.
          **   REFLECTS APPLICABLE CONTINGENT DEFERRED SALES CHARGE (MAXIMUM
               5.00%).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

THE CHART AND TABLE ABOVE COMPARE A HYPOTHETICAL $10,000 INVESTMENT FROM 7/31/94 TO 7/31/04 VERSUS A SIMILAR INVESTMENT IN THE FUND'S BENCHMARK.

THE PERFORMANCE OF THE AMSOUTH VALUE FUND IS MEASURED AGAINST THE S&P 500/BARRA VALUE INDEX, AN UNMANAGED MARKET CAPITALIZATION WEIGHTED INDEX COMPRISED OF A SUBSET OF THE S&P 500 WITH LOW PRICE-TO-BOOK RATIOS RELATIVE TO THE S&P 500 AS A WHOLE. THE INDEX IS NOT AVAILABLE FOR INVESTMENT AND DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING. DURING THE PERIOD SHOWN, THE ADVISOR WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE QUOTED WOULD HAVE BEEN LOWER.

(1) PERFORMANCE FOR THE CLASS B AND CLASS I SHARES, WHICH WERE FIRST OFFERED ON 9/3/97 AND 9/2/97, RESPECTIVELY, ARE BASED ON THE HISTORICAL PERFORMANCE OF THE CLASS A SHARES (WITHOUT SALES CHARGE) PRIOR TO THAT DATE. THE HISTORICAL PERFORMANCE FOR THE CLASS B SHARES HAS BEEN RESTATED TO REFLECT THE CLASS B 12B-1 FEES AND THE CONTINGENT DEFERRED SALES CHARGE.

--------------------------------------------------------------------------------
AMSOUTH SELECT EQUITY FUND
--------------------------------------------------------------------------------

PORTFOLIO  MANAGERS

OakBrook Investments, LLC (sub-advisor)
   Neil Wright, President and Chief Investment Officer
   Janna Sampson, Director of Portfolio Management
   Peter Jankovskis, Director of Research

AS PORTFOLIO MANAGERS FOR THE AMSOUTH SELECT EQUITY FUND, NEIL WRIGHT, JANNA SAMPSON AND PETER JANKOVSKIS ARE THREE VETERAN INVESTMENT PROFESSIONALS WHO HAVE MORE THAN 50 YEARS OF COMBINED EXPERIENCE. NEIL AND PETER HOLD PHDS IN ECONOMICS, AND JANNA HOLDS AN MA IN ECONOMICS. THEY HAVE WORKED TOGETHER FOR THE PAST 11 YEARS. THEY ALSO SERVE AS THE PORTFOLIO MANAGERS FOR THE AMSOUTH ENHANCED MARKET FUND AND THE AMSOUTH MID CAP FUND.

INVESTMENT CONCERNS

A CONCENTRATED PORTFOLIO MAY ADD A MEASURE OF VOLATILITY TO PERFORMANCE, AS MAJOR FLUCTUATIONS IN ANY ONE HOLDING WILL LIKELY AFFECT THE FUND MORE THAN A FUND WITH A GREATER DIVERSIFICATION.

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES.

PORTFOLIO MANAGERS' PERSPECTIVE

"OUR GOAL IN MANAGING THE AMSOUTH SELECT EQUITY FUND IS TO OUTPERFORM THE S&P 500 STOCK INDEX OVER A COMPLETE MARKET CYCLE WHILE EXPERIENCING LESS VOLATILITY THAN THE BROAD STOCK MARKET. WE LOOK FOR 20 TO 25 LEADING COMPANIES THAT HAVE A DOMINANT MARKET POSITION, OR A WELL-KNOWN BRAND NAME, YET WHOSE STOCK PRICE IS UNDERVALUED. TO MAKE THIS `GROWTH AT A REASONABLE PRICE' STRATEGY WORK, WE USE ECONOMIC THEORY TO DETERMINE WHETHER A COMPANY IS LIKELY TO RECOVER ITS DOMINANT POSITION AFTER A DIP. WE BELIEVE OUR PATIENT, LONG-TERM APPROACH OFFERS EXCELLENT DEFENSIVE PROTECTION, WHICH CAN REDUCE LOSSES WHEN THE MARKET IS WEAK."

--------------------------------------------------------------------------------
Q&A
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED JULY 31, 2004?

A. The Fund delivered a total return of 13.54% (Class A Shares at NAV), compared to a 13.16% total return for its benchmark, the S&P 500 Stock Index.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. The Fund benefited from a powerful stock-market rally during the first six months of the period, as signs of economic strength encouraged investors to buy stocks. Stocks declined slightly from the end of January through July, as negative factors such as rising interest rates, rising oil prices, fears of terrorist activity and weaker earnings prospects for technology firms weighed on the market and the Fund.

Prior to the period we began preparing the Fund's portfolio to benefit from strong economic growth. We increased its stake in relatively cyclical stocks in the retail, media and technology industries and decreased its stake in health care. Those moves helped the Fund's returns relative to the benchmark during the first six months of the period, but dragged on relative returns during the last six months. The Fund's stake in consumer stocks, particularly food companies, had the opposite effect. The Fund's consistent over-weight of the consumer staples and consumer discretionary sectors hurt relative returns during the first six months, but helped during the second half of the period.+

+    THE FUND'S PORTFOLIO IS CURRENT TO JULY 31, 2004 AND SUBJECT TO CHANGE.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

THE AMSOUTH SELECT EQUITY FUND IS SUBADVISED BY OAKBROOK INVESTMENTS, LLC, WHICH IS PAID A FEE FOR ITS SERVICES.

--------------------------------------------------------------------------------
                                                      AMSOUTH SELECT EQUITY FUND
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

          ----------------------------------------------------------------------
          VALUE OF A $10,000 INVESTMENT
          ----------------------------------------------------------------------

          -----------------------------------------------------------------------------
                     AmSouth Select Equity Fund (Class A Shares)*   S&P 500 Stock Index
          -----------------------------------------------------------------------------
          9/1/98                          9452                             10000
          -----------------------------------------------------------------------------
                                          9928                             10641
          -----------------------------------------------------------------------------
          12/31/98                       11400                             12905
          -----------------------------------------------------------------------------
                                         10994                             13548
          -----------------------------------------------------------------------------
                                         11973                             14501
          -----------------------------------------------------------------------------
                                         10409                             13598
          -----------------------------------------------------------------------------
          12/31/99                       10246                             15619
          -----------------------------------------------------------------------------
                                          9346                             15977
          -----------------------------------------------------------------------------
                                          9461                             15553
          -----------------------------------------------------------------------------
                                          9840                             15402
          -----------------------------------------------------------------------------
          12/31/00                       11543                             14198
          -----------------------------------------------------------------------------
                                         10826                             12516
          -----------------------------------------------------------------------------
                                         11439                             13248
          -----------------------------------------------------------------------------
                                         11274                             11304
          -----------------------------------------------------------------------------
          12/31/01                       12403                             12512
          -----------------------------------------------------------------------------
                                         12790                             12546
          -----------------------------------------------------------------------------
                                         11808                             10866
          -----------------------------------------------------------------------------
                                         10746                              8990
          -----------------------------------------------------------------------------
          12/31/02                       11272                              9748
          -----------------------------------------------------------------------------
                                         10644                              9441
          -----------------------------------------------------------------------------
                                         12362                             10893
          -----------------------------------------------------------------------------
                                         12684                             11181
          -----------------------------------------------------------------------------
          12/31/03                       14206                             12542
          -----------------------------------------------------------------------------
                                         14848                             12754
          -----------------------------------------------------------------------------
                                         14860                             12974
          -----------------------------------------------------------------------------
          7/31/04                        14120                             12544
          -----------------------------------------------------------------------------

          THE CHART REFLECTS THE PERFORMANCE OF THE CLASS A SHARES. THE PERFORMANCE OF THE CLASS B SHARES AND THE CLASS I SHARES WILL BE GREATER OR LESS THAN THE LINE SHOWN IN THE ABOVE CHART BASED ON THE DIFFERENCES IN THE SALES CHARGES AND THE EXPENSES PAID BY SHAREHOLDERS INVESTING IN CLASS A SHARES, CLASS B SHARES AND CLASS I SHARES.

          -------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
          -------------------------------------------------------
          As of              Inception    1       5       Since
          July 31,2004          Date     Year    Year   Inception
          -------------------------------------------------------
          Class A Shares*      9/1/98     7.31%  3.40%    6.01%
          -------------------------------------------------------
          Class B Shares**     9/2/98(1)  7.74%  3.49%    6.13%
          -------------------------------------------------------
          Class I Shares      12/3/98(1) 13.73%  4.75%    7.20%
          -------------------------------------------------------

           *   REFLECTS MAXIMUM 5.50% SALES CHARGE.
          **   REFLECTS APPLICABLE CONTINGENT DEFERRED SALES CHARGE (MAXIMUM
               5.00%).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

THE CHART AND TABLE ABOVE COMPARE A HYPOTHETICAL $10,000 INVESTMENT FROM 9/1/98 TO 7/31/04 IN THE INDICATED SHARE CLASS VERSUS A SIMILAR INVESTMENT IN THE FUND'S BENCHMARK.

THE PERFORMANCE OF THE AMSOUTH SELECT EQUITY FUND IS MEASURED AGAINST THE S&P 500 STOCK INDEX, A WIDELY RECOGNIZED UNMANAGED INDEX OF 500 COMMON STOCKS. THE INDEX IS NOT AVAILABLE FOR INVESTMENT AND DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING. DURING THE PERIOD SHOWN, THE ADVISORS WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE QUOTED WOULD HAVE BEEN LOWER.

(1) PERFORMANCE FOR THE CLASS B AND CLASS I SHARES, WHICH COMMENCED OPERATIONS ON 9/2/98 AND 12/3/98, RESPECTIVELY, ARE BASED ON THE HISTORICAL PERFORMANCE OF THE CLASS A SHARES (WITHOUT SALES CHARGE) PRIOR TO THAT DATE. THE HISTORICAL PERFORMANCE FOR THE CLASS B SHARES HAS BEEN RESTATED TO REFLECT THE CLASS B 12B-1 FEES AND THE CONTINGENT DEFERRED SALES CHARGE.

--------------------------------------------------------------------------------
AMSOUTH ENHANCED MARKET FUND
--------------------------------------------------------------------------------

PORTFOLIO  MANAGERS

OakBrook Investments, LLC (sub-advisor):
   Neil Wright, President and Chief Investment Officer
   Janna Sampson, Director of Portfolio Management
   Peter Jankovskis, Director of Research

NEIL WRIGHT, JANNA SAMPSON AND PETER JANKOVSKIS ARE THREE VETERAN INVESTMENT PROFESSIONALS WHO HAVE MORE THAN 50 YEARS OF COMBINED EXPERIENCE. NEIL AND PETER HAVE PHDS IN ECONOMICS, AND JANNA HOLDS AN MA IN ECONOMICS. THEY HAVE WORKED TOGETHER FOR THE PAST 11 YEARS. IN ADDITION TO THE ENHANCED MARKET FUND, THEY ALSO SERVE AS PORTFOLIO MANAGERS OF THE AMSOUTH SELECT EQUITY FUND AND THE AMSOUTH MID CAP FUND.

INVESTMENT CONCERNS

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES.

PORTFOLIO MANAGERS' PERSPECTIVE

"OUR STOCK SELECTION STRATEGY FOR THE AMSOUTH ENHANCED MARKET FUND IS FAIRLY CONSERVATIVE, WITH FUND RETURNS HAVING A VERY CLOSE CORRELATION TO THOSE OF THE S&P 500 STOCK INDEX. WE TRY TO BE 100% INVESTED AND DO NOT TRY TO TIME THE MARKET. THROUGH THE USE OF A SOPHISTICATED COMPUTER MODEL, WE ATTEMPT TO IDENTIFY AND INVEST IN 350 TO 400 STOCKS WITHIN THE S&P 500 THAT ARE STARTING TO EXPERIENCE A WIDENING RANGE OF INVESTOR EXPECTATIONS. WE LOOK TO OVERWEIGHT THOSE STOCKS THAT WE BELIEVE MAY OUTPERFORM THE OVERALL MARKET."

--------------------------------------------------------------------------------
Q&A
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED JULY 31, 2004?

A. The Fund delivered a total return of 12.73% (Class A Shares at NAV). The Fund's benchmark, the S&P 500 Stock Index, returned 13.16%.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD?

A. The Fund benefited from a strong stock-market rally during the first six months of the period. Returns suffered from a weak overall stock market during the subsequent six months, as investors grappled with the effects of rising interest rates and oil prices, concerns about terrorist activity and weakening earnings prospects for technology companies.

This Fund's investment process monitors the range of investor expectations surrounding each stock, and automatically adjusts the Fund's holdings to emphasize the stocks that are most attractive. This approach generated strong stock selections for the Fund, particularly within the consumer discretionary sector. The Fund's returns against the benchmark also benefited from an over-weight of energy stocks as a group, which out-gained the benchmark during the period. However, these gains were partially offset by an over-weight of the technology sector that hampered relative returns during the second half of the period.+

+    THE FUND'S PORTFOLIO IS CURRENT TO JULY 31, 2004 AND SUBJECT TO CHANGE.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

THE AMSOUTH ENHANCED MARKET FUND IS SUBADVISED BY OAKBROOK INVESTMENTS, LLC, WHICH IS PAID A FEE FOR ITS SERVICES.

--------------------------------------------------------------------------------
                                                    AMSOUTH ENHANCED MARKET FUND
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

          ----------------------------------------------------------------------
          VALUE OF A $10,000 INVESTMENT
          ----------------------------------------------------------------------

          -------------------------------------------------------------
                     AmSouth Enhanced Market Fund
                     (Class A Shares)*              S&P 500 Stock Index
          -------------------------------------------------------------
          9/1/98                  9452                     10000
          -------------------------------------------------------------
                                 10048                     10641
          -------------------------------------------------------------
          12/31/98               12130                     12905
          -------------------------------------------------------------
                                 12746                     13548
          -------------------------------------------------------------
                                 13624                     14501
          -------------------------------------------------------------
                                 12840                     13598
          -------------------------------------------------------------
          12/31/99               14684                     15619
          -------------------------------------------------------------
                                 15070                     15977
          -------------------------------------------------------------
                                 14635                     15553
          -------------------------------------------------------------
                                 14546                     15402
          -------------------------------------------------------------
          12/31/00               13474                     14198
          -------------------------------------------------------------
                                 11799                     12516
          -------------------------------------------------------------
                                 12504                     13248
          -------------------------------------------------------------
                                 10578                     11304
          -------------------------------------------------------------
          12/31/01               11779                     12512
          -------------------------------------------------------------
                                 11848                     12546
          -------------------------------------------------------------
                                 10174                     10866
          -------------------------------------------------------------
                                  8328                      8990
          -------------------------------------------------------------
          12/31/02                9014                      9748
          -------------------------------------------------------------
                                  8673                      9441
          -------------------------------------------------------------
                                 10007                     10893
          -------------------------------------------------------------
                                 10251                     11181
          -------------------------------------------------------------
          12/31/03               11521                     12542
          -------------------------------------------------------------
                                 11685                     12754
          -------------------------------------------------------------
                                 11856                     12974
          -------------------------------------------------------------
          7/31/04                11481                     12544
          -------------------------------------------------------------

          THE CHART REFLECTS THE PERFORMANCE OF THE CLASS A SHARES. THE PERFORMANCE OF THE CLASS B SHARES AND THE CLASS I SHARES WILL BE GREATER OR LESS THAN THE LINE SHOWN IN THE ABOVE CHART BASED ON THE DIFFERENCES IN THE SALES CHARGES AND THE EXPENSES PAID BY SHAREHOLDERS INVESTING IN CLASS A SHARES, CLASS B SHARES AND CLASS I SHARES.

          --------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
          --------------------------------------------------------
          As of              Inception    1        5       Since
          July 31,2004         Date      Year    Year    Inception
          --------------------------------------------------------
          Class A Shares*      9/1/98     6.58%  -3.89%    2.36%
          --------------------------------------------------------
          Class B Shares**     9/2/98(1)  6.84%  -3.90%    2.40%
          --------------------------------------------------------
          Class I Shares     12/11/98(1) 12.85%  -2.65%    3.49%
          --------------------------------------------------------

           *   REFLECTS MAXIMUM 5.50% SALES CHARGE.
          **   REFLECTS APPLICABLE CONTINGENT DEFERRED SALES CHARGE (MAXIMUM
               5.00%).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

THE CHART AND TABLE ABOVE COMPARE A HYPOTHETICAL $10,000 INVESTMENT FROM 9/1/98 TO 7/31/04 IN THE INDICATED SHARE CLASS VERSUS A SIMILAR INVESTMENT IN THE FUND'S BENCHMARK.

THE PERFORMANCE OF THE AMSOUTH ENHANCED MARKET FUND IS MEASURED AGAINST THE S&P 500 STOCK INDEX, A WIDELY RECOGNIZED UNMANAGED INDEX OF 500 COMMON STOCKS. THE INDEX IS NOT AVAILABLE FOR INVESTMENT AND DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING. DURING THE PERIOD SHOWN, THE ADVISOR WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE QUOTED WOULD HAVE BEEN LOWER.

(1) PERFORMANCE FOR THE CLASS B AND CLASS I SHARES, WHICH COMMENCED OPERATIONS ON 9/2/98 AND 12/11/98, RESPECTIVELY, ARE BASED ON THE HISTORICAL PERFORMANCE OF THE CLASS A SHARES (WITHOUT SALES CHARGE) PRIOR TO THAT DATE. THE HISTORICAL PERFORMANCE FOR THE CLASS B SHARES HAS BEEN RESTATED TO REFLECT THE CLASS B 12B-1 FEES AND THE CONTINGENT DEFERRED SALES CHARGE.

--------------------------------------------------------------------------------
AMSOUTH LARGE CAP FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

Ronald E. Lindquist
Co-Director, Growth Equity Strategy

AmSouth Bank
AmSouth Asset Management, Inc.

RON LINDQUIST HAS MORE THAN 35 YEARS OF FOCUSED INVESTMENT MANAGEMENT EXPERIENCE. HE HAS SERVED AS PORTFOLIO MANAGER OF AMSOUTH'S LARGE CAP FUND SINCE ITS INCEPTION AND ALSO SERVES AS CO-DIRECTOR OF GROWTH EQUITY STRATEGIES FOR AMSOUTH ASSET MANAGEMENT, INC. A FOUNDING MEMBER OF THE FINANCIAL ANALYSTS SOCIETY OF SOUTH FLORIDA, MR. LINDQUIST HOLDS A MASTER'S DEGREE IN MANAGEMENT SCIENCE FROM FLORIDA INTERNATIONAL UNIVERSITY AND A BACHELOR'S DEGREE IN FINANCE FROM FLORIDA STATE UNIVERSITY.

INVESTMENT CONCERNS

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES.

PORTFOLIO MANAGER'S PERSPECTIVE

"THE AMSOUTH LARGE CAP FUND IS MANAGED IN A TRADITIONAL LARGE-CAP GROWTH STYLE. OUR GOAL IS TO OUTPERFORM THE S&P 500 STOCK INDEX OVER MULTIPLE MARKET CYCLES. WE LOOK FOR INDUSTRY LEADERS THAT HAVE SHOWN THE POTENTIAL TO GENERATE RELATIVELY PREDICTABLE, ABOVE-AVERAGE 3-TO 5-YEAR EARNINGS STREAMS. WE TYPICALLY PURCHASE STOCKS OF LARGE, HIGH-QUALITY COMPANIES WITH SUPERIOR EARNINGS PER SHARE GROWTH RATES AND CORRESPONDINGLY APPROPRIATE PRICE/EARNINGS RATIOS1.WE CONSIDER SALES WHEN A STOCK'S RELATIVE PRICE/EARNINGS RATIO IS WELL IN EXCESS OF HISTORICAL, SIMILAR-MARKET NORMS OR WHEN A SIGNIFICANT AND ONGOING EARNINGS STREAM DETERIORATION IS FORECAST."

--------------------------------------------------------------------------------
Q&A
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED JULY 31, 2004?

A. The Fund delivered a total return of 6.87% (Class A Shares at NAV). That compared to a 13.16% total return for the Fund's benchmark, the S&P 500 Stock Index.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD?

A. The Fund's returns benefited from a strong stock market environment during the first half of the period. Stocks surged during the six months through January as investors were encouraged by strong economic growth and corporate profits. The market cooled during the second half of the period, as the degree of the economy's strength became more difficult for investors to gauge.

This Fund focuses on the shares of high-quality, traditional growth-style firms that have demonstrated solid long-term earnings growth patterns. We typically do not invest in sectors that lack attractive long-term earnings-growth histories, such as basic materials, energy, utilities or telecommunications services. Those very sectors out-performed the benchmark during the period, however, which hurt the Fund's returns compared to the benchmark.+

We held overweight positions in consumer discretionary and consumer staples stocks, both of which out-gained the benchmark during the period. The Fund's prudent stock selection within those sectors also boosted its relative returns.+

The Fund typically over-weights long-term growth oriented sectors, particularly technology and health care. Those sectors performed relatively poorly during this period. Moreover, the Fund's specific stock selections within those underperforming sectors further diminished returns relative to our benchmark.+

+    THE FUND'S PORTFOLIO IS CURRENT TO JULY 31, 2004 AND SUBJECT TO CHANGE.

(1) PRICE-TO-EARNINGS-A VALUATION RATIO OF A COMPANY'S CURRENT SHARE PRICE TO ITS PER-SHARE EARNINGS. THIS RATIO GIVES AN INVESTOR AN IDEA OF HOW MUCH THEY ARE PAYING FOR A PARTICULAR COMPANY'S EARNING POWER.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

--------------------------------------------------------------------------------
                                                          AMSOUTH LARGE CAP FUND
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

          ----------------------------------------------------------------------
          VALUE OF A $10,000 INVESTMENT
          ----------------------------------------------------------------------

          -------------------------------------------------------------------------
                     AmSouth Large Cap Fund (Class A Shares)*   S&P 500 Stock Index
          -------------------------------------------------------------------------
          7/31/94                       9450                           10000
          -------------------------------------------------------------------------
                                        9687                           10155
          -------------------------------------------------------------------------
          12/31/94                     10011                           10153
          -------------------------------------------------------------------------
                                       10933                           11140
          -------------------------------------------------------------------------
                                       11818                           12202
          -------------------------------------------------------------------------
                                       12657                           13171
          -------------------------------------------------------------------------
          12/31/95                     13515                           13964
          -------------------------------------------------------------------------
                                       14024                           14713
          -------------------------------------------------------------------------
                                       14526                           15373
          -------------------------------------------------------------------------
                                       15063                           15848
          -------------------------------------------------------------------------
          12/31/96                     15897                           17168
          -------------------------------------------------------------------------
                                       16333                           17629
          -------------------------------------------------------------------------
                                       19287                           20704
          -------------------------------------------------------------------------
                                       20690                           22255
          -------------------------------------------------------------------------
          12/31/97                     21609                           22893
          -------------------------------------------------------------------------
                                       24350                           26085
          -------------------------------------------------------------------------
                                       25376                           26951
          -------------------------------------------------------------------------
                                       23866                           24276
          -------------------------------------------------------------------------
          12/31/98                     29793                           29441
          -------------------------------------------------------------------------
                                       30623                           30907
          -------------------------------------------------------------------------
                                       32043                           33081
          -------------------------------------------------------------------------
                                       30798                           31021
          -------------------------------------------------------------------------
          12/31/99                     35408                           35633
          -------------------------------------------------------------------------
                                       35756                           36449
          -------------------------------------------------------------------------
                                       37008                           35481
          -------------------------------------------------------------------------
                                       35778                           35137
          -------------------------------------------------------------------------
          12/31/00                     34623                           32390
          -------------------------------------------------------------------------
                                       30229                           28552
          -------------------------------------------------------------------------
                                       31235                           30222
          -------------------------------------------------------------------------
                                       27418                           25788
          -------------------------------------------------------------------------
          12/31/01                     30715                           28543
          -------------------------------------------------------------------------
                                       30926                           28622
          -------------------------------------------------------------------------
                                       26060                           24789
          -------------------------------------------------------------------------
                                       21404                           20509
          -------------------------------------------------------------------------
          12/31/02                     23567                           22237
          -------------------------------------------------------------------------
                                       22674                           21537
          -------------------------------------------------------------------------
                                       26215                           24851
          -------------------------------------------------------------------------
                                       26922                           25508
          -------------------------------------------------------------------------
          12/31/03                     29598                           28612
          -------------------------------------------------------------------------
                                       29729                           29096
          -------------------------------------------------------------------------
                                       30008                           29597
          -------------------------------------------------------------------------
          7/31/04                      28630                           28617
          -------------------------------------------------------------------------

          THE CHART REFLECTS THE PERFORMANCE OF THE CLASS A SHARES. THE PERFORMANCE OF THE CLASS B SHARES AND THE CLASS I SHARES WILL BE GREATER OR LESS THAN THE LINE SHOWN IN THE ABOVE CHART BASED ON THE DIFFERENCES IN THE SALES CHARGES AND THE EXPENSES PAID BY SHAREHOLDERS INVESTING IN CLASS A SHARES, CLASS B SHARES AND CLASS I SHARES.

          ----------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
          ----------------------------------------------------
          As of              Inception    1      5       10
          July 31,2004         Date      Year   Year     Year
          ----------------------------------------------------
          Class A Shares*      8/3/92    1.00%  -3.01%  11.09%
          ----------------------------------------------------
          Class B Shares**   12/15/98(1) 0.99%  -2.93%  10.74%
          ----------------------------------------------------
          Class I Shares     12/14/98(1) 6.99%  -1.79%  11.79%
          ----------------------------------------------------

           *   REFLECTS MAXIMUM 5.50% SALES CHARGE.
          **   REFLECTS APPLICABLE CONTINGENT DEFERRED SALES CHARGE (MAXIMUM
               5.00%).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

THE CHART AND TABLE ABOVE COMPARE A HYPOTHETICAL $10,000 INVESTMENT FROM 7/31/94 TO 7/31/04 IN THE INDICATED SHARE CLASS VERSUS A SIMILAR INVESTMENT IN THE FUND'S BENCHMARK.

THE PERFORMANCE OF THE AMSOUTH LARGE CAP FUND IS MEASURED AGAINST THE S&P 500 STOCK INDEX, A WIDELY RECOGNIZED UNMANAGED INDEX OF 500 COMMON STOCKS. THE INDEX IS NOT AVAILABLE FOR INVESTMENT AND DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING. DURING THE PERIOD SHOWN, THE ADVISOR WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE QUOTED WOULD HAVE BEEN LOWER.

THE QUOTED RETURNS REFLECT THE PERFORMANCE FROM 7/31/94 TO 12/13/98 OF THE DG EQUITY FUND AND FROM 12/14/98 TO 3/12/00 OF THE ISG LARGE CAP EQUITY FUND, WHICH WERE OPEN-END INVESTMENT COMPANIES THAT WERE PREDECESSOR FUNDS TO THE AMSOUTH LARGE CAP FUND. THE PREDECESSOR FUNDS WERE MANAGED USING SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND METHODOLOGIES AS THE FUND.

(1) PERFORMANCE FOR THE CLASS B AND CLASS I SHARES, WHICH COMMENCED OPERATIONS ON 12/15/98 AND 12/14/98, RESPECTIVELY, ARE BASED ON THE HISTORICAL PERFORMANCE OF THE CLASS A SHARES, INCLUDING THE PERFORMANCE OF THE PREDECESSOR FUNDS, (WITHOUT SALES CHARGE) PRIOR TO THAT DATE. THE HISTORICAL PERFORMANCE FOR THE CLASS B SHARES HAS BEEN RESTATED TO REFLECT THE CLASS B 12B-1 FEES AND THE CONTINGENT DEFERRED SALES CHARGE.

--------------------------------------------------------------------------------
AMSOUTH CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

John Mark McKenzie
Co-Director, Growth Equity Strategy

AmSouth Asset Management, Inc.

JOHN MARK MCKENZIE HAS BEEN AN INVESTMENT MANAGER SINCE 1981. HIS EXPERIENCE INCLUDES BOTH EQUITY PORTFOLIO AND FIXED INCOME PORTFOLIO MANAGEMENT. HE HAS MANAGED A NUMBER OF AMSOUTH MUTUAL FUNDS AND WAS NAMED PORTFOLIO MANAGER OF THE AMSOUTH CAPITAL GROWTH FUND IN 2004. IN ADDITION, HE SERVES AS CO-DIRECTOR OF GROWTH EQUITY STRATEGY FOR AMSOUTH ASSET MANAGEMENT, INC. MR. MCKENZIE HOLDS A BACHELOR'S DEGREE IN BANKING AND FINANCE FROM THE UNIVERSITY OF MISSISSIPPI, AND EARNED HIS LAW DEGREE FROM THE UNIVERSITY OF MISSISSIPPI SCHOOL OF LAW. HE IS A MEMBER OF THE MISSISSIPPI SOCIETY OF FINANCIAL ANALYSTS AND THE MISSISSIPPI STATE BAR ASSOCIATION.

INVESTMENT CONCERNS

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES.

PORTFOLIO MANAGER'S PERSPECTIVE

"AS A GROWTH-ORIENTED FUND, THE CAPITAL GROWTH FUND FOCUSES ON INDUSTRY LEADERS WITH HIGH EARNINGS PER SHARE. WE GENERALLY LOOK FOR ANNUAL EARNINGS GROWTH OF 15% OR HIGHER. AFTER IDENTIFYING STRONG THEMES, SUCH AS TECHNOLOGY OR HEALTH CARE, WE SELECT COMPANIES THAT HAVE FINANCIAL STRENGTH, GOOD RETURN ON EQUITY, REASONABLE DEBT-TO-EQUITY RATIOS AND STRONG REVENUE GROWTH. WE APPLY SELL DISCIPLINE THROUGH PRICE TARGETS AND DOWNSIDE ALERTS."

--------------------------------------------------------------------------------
Q&A
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED JULY 31, 2004?

A. The Fund delivered a total return of 5.94% (Class A Shares at NAV). That compared to a 9.11% total return for the Fund's benchmark, the S&P 500/BARRA Growth Index.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. Large capitalization growth stocks performance as evidenced by our S&P/BARRA Growth Index benchmark showed significant gains in the six month period ending January 31 as consumers kept spending discretionary income they obtained from lower refinancing of housing costs and lower tax rates. The second half of the year ended July 31 saw a contraction of some of the gains as the market began to worry about the economic consequences of the Presidential election, the outcome of the war in Iraq, rising oil prices and rising interest rates.

During the year we moved toward larger capitalization stocks with an emphasis on companies with higher quality earnings. The Fund's characteristics showed overall gains in company ROA and ROE. The stocks we own also showed increases in net margins from operations. We reduced the number of holdings in the Fund.+

Our continued emphasis on healthcare and information technology sectors weighed on the Fund's performance during the period. While typically a major portion of a growth stock style, these two sectors proved to be the two lowest performers of the ten sectors in the benchmark. We continue to believe these sectors will provide us with the most growth opportunities in the coming year.

+    THE FUND'S PORTFOLIO IS CURRENT TO JULY 31, 2004 AND SUBJECT TO CHANGE.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

--------------------------------------------------------------------------------
                                                     AMSOUTH CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

          ----------------------------------------------------------------------
          VALUE OF A $10,000 INVESTMENT
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------------
                     AmSouth Capital Growth Fund (Class A
                     Shares)*                               S&P 500/BARRA Growth Index
          ----------------------------------------------------------------------------
          7/31/94                    9455                              10000
          ----------------------------------------------------------------------------
                                     9700                              10384
          ----------------------------------------------------------------------------
          12/31/94                   9673                              10455
          ----------------------------------------------------------------------------
                                    10559                              11482
          ----------------------------------------------------------------------------
                                    11076                              12669
          ----------------------------------------------------------------------------
                                    11962                              13674
          ----------------------------------------------------------------------------
          12/31/95                  12616                              14442
          ----------------------------------------------------------------------------
                                    13624                              15067
          ----------------------------------------------------------------------------
                                    14223                              16123
          ----------------------------------------------------------------------------
                                    14360                              16691
          ----------------------------------------------------------------------------
          12/31/96                  15422                              17903
          ----------------------------------------------------------------------------
                                    15269                              18543
          ----------------------------------------------------------------------------
                                    17922                              22304
          ----------------------------------------------------------------------------
                                    19469                              23613
          ----------------------------------------------------------------------------
          12/31/97                  20171                              24443
          ----------------------------------------------------------------------------
                                    22897                              28418
          ----------------------------------------------------------------------------
                                    23039                              30082
          ----------------------------------------------------------------------------
                                    21720                              27903
          ----------------------------------------------------------------------------
          12/31/98                  26637                              34748
          ----------------------------------------------------------------------------
                                    28025                              37139
          ----------------------------------------------------------------------------
                                    28925                              38562
          ----------------------------------------------------------------------------
                                    27430                              37215
          ----------------------------------------------------------------------------
          12/31/99                  32458                              44563
          ----------------------------------------------------------------------------
                                    34378                              46394
          ----------------------------------------------------------------------------
                                    33881                              45713
          ----------------------------------------------------------------------------
                                    35441                              41697
          ----------------------------------------------------------------------------
          12/31/00                  32235                              34724
          ----------------------------------------------------------------------------
                                    25420                              28676
          ----------------------------------------------------------------------------
                                    27332                              30888
          ----------------------------------------------------------------------------
                                    21522                              26810
          ----------------------------------------------------------------------------
          12/31/01                  25224                              30302
          ----------------------------------------------------------------------------
                                    25273                              30062
          ----------------------------------------------------------------------------
                                    21351                              25174
          ----------------------------------------------------------------------------
                                    17846                              21619
          ----------------------------------------------------------------------------
          12/31/02                  18875                              23155
          ----------------------------------------------------------------------------
                                    18556                              22964
          ----------------------------------------------------------------------------
                                    20787                              25759
          ----------------------------------------------------------------------------
                                    21596                              26468
          ----------------------------------------------------------------------------
          12/31/03                  23851                              29096
          ----------------------------------------------------------------------------
                                    23729                              29103
          ----------------------------------------------------------------------------
                                    23974                              29887
          ----------------------------------------------------------------------------
          7/31/04                   22724                              28474
          ----------------------------------------------------------------------------

          THE CHART REFLECTS THE PERFORMANCE OF THE CLASS A SHARES. THE PERFORMANCE OF THE CLASS B SHARES AND THE CLASS I SHARES WILL BE GREATER OR LESS THAN THE LINE SHOWN IN THE ABOVE CHART BASED ON THE DIFFERENCES IN THE SALES CHARGES AND THE EXPENSES PAID BY SHAREHOLDERS INVESTING IN CLASS A SHARES, CLASS B SHARES AND CLASS I SHARES.

          ---------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
          ---------------------------------------------------
          As of              Inception    1      5       10
          July 31,2004          Date     Year   Year    Year
          ---------------------------------------------------
          Class A Shares*     4/1/96(1)  0.11%  -5.44%  8.55%
          ---------------------------------------------------
          Class B Shares**    2/5/98(2)  0.21%  -5.32%  8.20%
          ---------------------------------------------------
          Class I Shares     10/3/97(2)  6.18%  -4.18%  9.21%
          ---------------------------------------------------

           *   REFLECTS MAXIMUM 5.50% SALES CHARGE.
          **   REFLECTS APPLICABLE CONTINGENT DEFERRED SALES CHARGE (MAXIMUM
               5.00%).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

THE CHART AND TABLE ABOVE COMPARE A HYPOTHETICAL $10,000 INVESTMENT FROM 7/31/94 TO 7/31/04 IN THE INDICATED SHARE CLASS VERSUS A SIMILAR INVESTMENT IN THE FUND'S BENCHMARK.

PERFORMANCE OF THE AMSOUTH CAPITAL GROWTH FUND IS MEASURED AGAINST THE S&P 500/BARRA GROWTH INDEX, A WIDELY RECOGNIZED UNMANAGED INDEX OF THE STOCKS IN THE S&P 500 HAVING HIGH BOOK-TO PRICE RATIOS. NEITHER INDEX IS AVAILABLE FOR INVESTMENT AND THE PERFORMANCE OF EACH INDEX DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING. DURING THE PERIOD SHOWN, THE ADVISOR WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/ OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE QUOTED WOULD HAVE BEEN LOWER.

THE QUOTED RETURNS REFLECT THE PERFORMANCE FROM 4/1/96 TO 3/12/00 OF THE ISG CAPITAL GROWTH FUND, AN OPEN-END INVESTMENT COMPANY THAT WAS THE PREDECESSOR FUND TO THE AMSOUTH CAPITAL GROWTH FUND.

(1) THE ISG CAPITAL GROWTH FUND COMMENCED OPERATIONS ON 4/1/96, THROUGH A TRANSFER OF ASSETS FROM CERTAIN COLLECTIVE TRUST FUND ("COMMINGLED") ACCOUNTS MANAGED BY FIRST AMERICAN NATIONAL BANK, USING SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND METHODOLOGIES AS THE FUND. THE QUOTED PERFORMANCE OF THE FUND INCLUDES PERFORMANCE OF THE PREDECESSOR FUND AND COMMINGLED ACCOUNTS FOR PERIODS DATING BACK TO 7/31/94, AND PRIOR TO THE FUND'S COMMENCEMENT OF OPERATIONS, RESTATED TO REFLECT THE EXPENSES ASSOCIATED WITH THE FUND. THE PREDECESSOR FUND AND COMMINGLED ACCOUNTS WERE NOT REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND, THEREFORE, WERE NOT SUBJECT TO THE INVESTMENT RESTRICTIONS IMPOSED BY LAW ON REGISTERED MUTUAL FUNDS. IF THE COMMINGLED ACCOUNTS HAD BEEN REGISTERED, THEIR PERFORMANCE MAY HAVE BEEN ADVERSELY AFFECTED.

(2) PERFORMANCE FOR THE CLASS B AND CLASS I SHARES, WHICH WERE FIRST OFFERED ON 2/5/98 AND 10/3/97, RESPECTIVELY, ARE BASED ON THE HISTORICAL PERFORMANCE OF THE CLASS A SHARES, INCLUDING THE PERFORMANCE OF THE PREDECESSOR FUND AND COMMINGLED ACCOUNTS, (WITHOUT SALES CHARGE) PRIOR TO THAT DATE. THE PREDECESSOR FUND AND COMMINGLED ACCOUNTS WERE MANAGED USING SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND METHODOLOGIES AS THE FUND. THE HISTORICAL PERFORMANCE FOR THE CLASS B SHARES HAS BEEN RESTATED TO REFLECT THE CLASS B 12B-1 FEES AND THE CONTINGENT DEFERRED SALES CHARGE.

--------------------------------------------------------------------------------
AMSOUTH MID CAP FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

OakBrook Investments, LLC (sub-advisor):
   Neil Wright, President and Chief Investment Officer
   Janna Sampson, Director of Portfolio Management
   Peter Jankovskis, Director of Research

AS PORTFOLIO MANAGERS FOR THE AMSOUTH MID CAP FUND, NEIL WRIGHT, JANNA SAMPSON AND PETER JANKOVSKIS ARE THREE VETERAN INVESTMENT PROFESSIONALS WHO HAVE MORE THAN 50 YEARS OF COMBINED EXPERIENCE. NEIL AND PETER HAVE PHDS IN ECONOMICS, AND JANNA HOLDS AN MA IN ECONOMICS. THEY HAVE WORKED TOGETHER FOR THE PAST 11 YEARS. THE TEAM ALSO MANAGES THE AMSOUTH SELECT EQUITY FUND AND THE AMSOUTH ENHANCED MARKET FUND.

INVESTMENT CONCERNS

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES.

MID-CAPITALIZATION STOCKS TYPICALLY CARRY ADDITIONAL RISK, SINCE SMALLER COMPANIES GENERALLY HAVE HIGHER RISK OF FAILURE AND, HISTORICALLY, THEIR STOCKS HAVE EXPERIENCED A GREATER DEGREE OF VOLATILITY.

PORTFOLIO MANAGERS' PERSPECTIVE

"OUR STOCK SELECTION STRATEGY FOR THE AMSOUTH MID CAP FUND IS FAIRLY CONSERVATIVE, WITH FUND RETURNS HAVING A VERY CLOSE CORRELATION TO THOSE OF THE S&P MID CAP 400 STOCK INDEX. WE TRY TO BE 100% INVESTED AND DO NOT TRY TO TIME THE MARKET. THROUGH THE USE OF A SOPHISTICATED COMPUTER MODEL, WE ATTEMPT TO IDENTIFY AND INVEST IN 320 TO 380 STOCKS WITHIN THE S&P MID CAP 400 THAT ARE STARTING TO EXPERIENCE A WIDENING RANGE OF INVESTOR EXPECTATIONS. WE LOOK TO OVERWEIGHT THOSE STOCKS THAT WE BELIEVE MAY OUTPERFORM THE OVERALL MARKET."

--------------------------------------------------------------------------------
Q&A
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED JULY 31, 2004?

A. The Fund delivered a total return of 17.84% (Class A Shares at NAV). That compared to a 17.83% total return for the Fund's benchmark, the S&P MidCap 400 Index.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD?

A. This Fund employs an investment process that monitors the range of investor expectations surrounding each stock. The process is intended to automatically adjust the Fund's holdings to emphasize those stocks that are most attractive. Fund returns benefited as mid- and smaller-cap stocks led the market rally that took place during the first half of the period. The Fund declined slightly during the second half of the period, as returns for the overall equity market turned negative due to a number of factors including rising interest rates and oil prices.

The Fund's enhanced-index strategy helped it choose stocks that boosted returns against the benchmark. Approximately 80% of the Fund's gains relative to the benchmark were attributable to stock selection. Stock picks within the consumer discretionary sector were particularly strong. Unfortunately, those gains were partially offset by weak selections within the technology sector during the second half of the period. The Fund also benefited from over-weighting energy stocks as a group. The energy sector outperformed the general mid-cap market as oil prices began to rise.+

+    THE FUND'S PORTFOLIO IS CURRENT TO JULY 31, 2004 AND SUBJECT TO CHANGE.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

THE AMSOUTH MID CAP FUND IS SUBADVISED BY OAKBROOK INVESTMENTS, LLC, WHICH IS PAID A FEE FOR ITS SERVICES.

--------------------------------------------------------------------------------
                                                            AMSOUTH MID CAP FUND
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

          ----------------------------------------------------------------------
          VALUE OF A $10,000 INVESTMENT
          ----------------------------------------------------------------------

                     AmSouth Mid Cap Fund (Class A Shares)   S&P MidCap 400 Index
          -----------------------------------------------------------------------
          5/4/99                     9452                           10000
          -----------------------------------------------------------------------
                                    10331                           10535
          -----------------------------------------------------------------------
                                    10851                            9651
          -----------------------------------------------------------------------
          12/31/99                  16380                           11309
          -----------------------------------------------------------------------
                                    18507                           12744
          -----------------------------------------------------------------------
                                    16115                           12324
          -----------------------------------------------------------------------
                                    16928                           13821
          -----------------------------------------------------------------------
          12/31/00                  13932                           13289
          -----------------------------------------------------------------------
                                    11399                           11857
          -----------------------------------------------------------------------
                                    12231                           13418
          -----------------------------------------------------------------------
                                     9565                           11195
          -----------------------------------------------------------------------
          12/31/01                  10718                           13209
          -----------------------------------------------------------------------
                                    10558                           14097
          -----------------------------------------------------------------------
                                     9783                           12785
          -----------------------------------------------------------------------
                                     8157                           10669
          -----------------------------------------------------------------------
          12/31/02                   8603                           11292
          -----------------------------------------------------------------------
                                     8163                           10791
          -----------------------------------------------------------------------
                                     9556                           12693
          -----------------------------------------------------------------------
                                    10143                           13530
          -----------------------------------------------------------------------
          12/31/03                  11552                           15314
          -----------------------------------------------------------------------
                                    12087                           16089
          -----------------------------------------------------------------------
                                    12196                           16246
          -----------------------------------------------------------------------
          7/31/04                   11618                           15488
          -----------------------------------------------------------------------

          THE CHART REFLECTS THE PERFORMANCE OF THE CLASS A SHARES. THE PERFORMANCE OF THE CLASS B SHARES AND THE CLASS I SHARES WILL BE GREATER OR LESS THAN THE LINE SHOWN IN THE ABOVE CHART BASED ON THE DIFFERENCES IN THE SALES CHARGES AND THE EXPENSES PAID BY SHAREHOLDERS INVESTING IN CLASS A SHARES, CLASS B SHARES AND CLASS I SHARES.

          -------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
          -------------------------------------------------------
          As of              Inception     1       5      Since
          July 31,2004         Date      Year    Year   Inception
          -------------------------------------------------------
          Class A Shares*     5/4/99     11.32%  0.77%    2.90%
          -------------------------------------------------------
          Class B Shares**    5/4/99     12.00%  0.69%    3.01%
          -------------------------------------------------------
          Class I Shares      5/4/99     18.05%  1.99%    4.10%
          -------------------------------------------------------

           *   REFLECTS MAXIMUM 5.50% SALES CHARGE.
          **   REFLECTS APPLICABLE CONTINGENT DEFERRED SALES CHARGE (MAXIMUM
               5.00%).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

THE CHART AND TABLE ABOVE COMPARE A HYPOTHETICAL $10,000 INVESTMENT FROM 5/4/99 TO 7/31/04 IN THE INDICATED SHARE CLASS VERSUS A SIMILAR INVESTMENT IN THE FUND'S BENCHMARK.

THE PERFORMANCE OF THE AMSOUTH MID CAP FUND IS MEASURED AGAINST THE S&P MIDCAP 400 INDEX, A WIDELY RECOGNIZED UNMANAGED INDEX OF 400 DOMESTIC STOCKS. THE INDEX IS NOT AVAILABLE FOR INVESTMENT AND DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING. DURING THE PERIOD SHOWN, THE ADVISOR WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE QUOTED WOULD HAVE BEEN LOWER.

THE TOTAL RETURNS REFLECT THE PERFORMANCE FROM 5/4/99 TO 3/12/00 OF THE ISG MID-CAP FUND, AN OPEN-END INVESTMENT COMPANY THAT WAS THE PREDECESSOR FUND TO THE AMSOUTH MID CAP FUND. THE PREDECESSOR FUND WAS MANAGED USING SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND METHODOLOGIES AS THE FUND.

--------------------------------------------------------------------------------
AMSOUTH SMALL CAP FUND
--------------------------------------------------------------------------------

PORTFOLIO  MANAGER

Sawgrass Asset Management, LLC (sub-advisor):
Dean McQuiddy, CFA
Principal and Director of Equity Investments

DEAN MCQUIDDY SERVES AS PORTFOLIO MANAGER FOR THE AMSOUTH SMALL CAP FUND. HE HAS NEARLY 20 YEARS OF EXPERIENCE IN INVESTMENT MANAGEMENT AND HOLDS A BS IN FINANCE. HE CREATED AND MANAGED THE SMALL-CAP GROWTH PRODUCT AT BARNETT CAPITAL ADVISORS FOR 11 YEARS.

INVESTMENT CONCERNS

SMALL CAPITALIZATION FUNDS TYPICALLY CARRY ADDITIONAL RISKS SINCE SMALLER COMPANIES GENERALLY HAVE A HIGHER RISK OF FAILURE.

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES.

PORTFOLIO MANAGER'S PERSPECTIVE

"FOR THE AMSOUTH SMALL CAP FUND, WE USE A DISCIPLINED INVESTMENT PROCESS TO IDENTIFY 60 TO 80 FUNDAMENTALLY ATTRACTIVE SMALL COMPANIES THAT SHARE CERTAIN
ATTRIBUTES: ABOVE-MARKET SALES AND EARNINGS GROWTH, INCREASING ESTIMATES OF FUTURE EARNINGS AND REASONABLE VALUATIONS. WE AIM TO BUY THESE COMPANIES IN THE EARLY STAGES OF THEIR GROWTH--BEFORE THEIR STOCKS GET OVERVALUED IN THE MARKETPLACE."

--------------------------------------------------------------------------------
Q&A
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED JULY 31, 2004?

A. The Fund delivered a total return of 12.74% (Class A Shares at NAV). That compared to a 11.32% total return for the Fund's benchmark, the Russell 2000(R) Growth Index.

Small-cap stocks rallied strongly during the first half of the period, as investors who were encouraged by the economic recovery and improving corporate profits aggressively bought shares of smaller firms. That rally helped the Fund and the benchmark produce strong returns. Market sentiment cooled during the six months through July, reducing the gains of the Fund and its index.

This Fund focuses on shares of high-quality firms with consistent earnings growth, strong cash flow and solid balance sheets. Low-quality, speculative stocks led the early market rally, so the Fund's high-quality focus caused it to lag the benchmark during the first half of the period. Market leadership shifted in January, and higher-quality stocks led the market during each of the period's last six months. That shift helped the Fund significantly outperform its benchmark during the second half of the period, as well as for the 12-month period as a whole.

Many factors that hurt relative performance during the first half of the period helped the Fund outperform during the second half. For example, the Fund's underweight position in technology stocks dragged on performance against the index during the six months through January, but boosted relative returns during the following six months. Our underweight technology stake helped the Fund's relative returns for the period as a whole. That trend extended to stock selection in the technology sector: The Fund's technology holdings lagged the benchmark's technology allocation during the first half of the period, then outperformed them during the second half.

Stock selection in other sectors generally helped relative performance. The Fund's health care and energy stakes particularly benefited its returns against the benchmark. Our overweight position in energy stocks--the Fund averaged roughly 6% of its assets in energy, versus 3.5% for the benchmark--also boosted relative returns.+

+    THE FUND'S PORTFOLIO IS CURRENT TO JULY 31, 2004 AND SUBJECT TO CHANGE.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

THE AMSOUTH SMALL CAP FUND IS SUBADVISED BY SAWGRASS ASSET MANAGEMENT, LLC, WHICH IS PAID A FEE FOR ITS SERVICES.

--------------------------------------------------------------------------------
                                                          AMSOUTH SMALL CAP FUND
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

          ----------------------------------------------------------------------
          VALUE OF A $10,000 INVESTMENT
          ----------------------------------------------------------------------

                     AmSouth Small Cap Fund (Class A Shares)*   Russell 2000(R) Growth Index
          ----------------------------------------------------------------------------------
          3/3/98                       9450                                10000
          ----------------------------------------------------------------------------------
                                       9764                                10419
          ----------------------------------------------------------------------------------
                                       9328                                 9821
          ----------------------------------------------------------------------------------
                                       7479                                 7625
          ----------------------------------------------------------------------------------
          12/31/98                     8901                                 9427
          ----------------------------------------------------------------------------------
                                       7186                                 9269
          ----------------------------------------------------------------------------------
                                       8001                                10636
          ----------------------------------------------------------------------------------
                                       8105                                10113
          ----------------------------------------------------------------------------------
          12/31/99                    10323                                13490
          ----------------------------------------------------------------------------------
                                      12523                                14742
          ----------------------------------------------------------------------------------
                                      12561                                13655
          ----------------------------------------------------------------------------------
                                      12911                                13113
          ----------------------------------------------------------------------------------
          12/31/00                    12251                                10464
          ----------------------------------------------------------------------------------
                                      10390                                 8873
          ----------------------------------------------------------------------------------
                                      10947                                10468
          ----------------------------------------------------------------------------------
                                       8739                                 7529
          ----------------------------------------------------------------------------------
          12/31/01                     8844                                 9499
          ----------------------------------------------------------------------------------
                                       9117                                 9312
          ----------------------------------------------------------------------------------
                                       8297                                 7851
          ----------------------------------------------------------------------------------
                                       7077                                 6161
          ----------------------------------------------------------------------------------
          12/31/02                     6478                                 6624
          ----------------------------------------------------------------------------------
                                       6131                                 6367
          ----------------------------------------------------------------------------------
                                       7246                                 7905
          ----------------------------------------------------------------------------------
                                       7856                                 8732
          ----------------------------------------------------------------------------------
          12/31/03                     8707                                 9840
          ----------------------------------------------------------------------------------
                                       8823                                10389
          ----------------------------------------------------------------------------------
                                       9086                                10399
          ----------------------------------------------------------------------------------
          7/31/04                      8560                                 9465
          ----------------------------------------------------------------------------------

          THE CHART REFLECTS THE PERFORMANCE OF THE CLASS A SHARES. THE PERFORMANCE OF THE CLASS B SHARES AND THE CLASS I SHARES WILL BE GREATER OR LESS THAN THE LINE SHOWN IN THE ABOVE CHART BASED ON THE DIFFERENCES IN THE SALES CHARGES AND THE EXPENSES PAID BY SHAREHOLDERS INVESTING IN CLASS A SHARES, CLASS B SHARES AND CLASS I SHARES.

          -------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
          -------------------------------------------------------
          As of              Inception     1      5       Since
          July 31,2004         Date       Year   Year   Inception
          -------------------------------------------------------
          Class A Shares*     3/2/98      6.54%  0.31%   -2.40%
          -------------------------------------------------------
          Class B Shares**    3/2/98      6.99%  0.36%   -2.29%
          -------------------------------------------------------
          Class I Shares      3/2/98     12.86%  1.62%   -1.38%
          -------------------------------------------------------

           *   REFLECTS MAXIMUM 5.50% SALES CHARGE.
          **   REFLECTS APPLICABLE CONTINGENT DEFERRED SALES CHARGE (MAXIMUM
               5.00%).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

THE CHART AND TABLE ABOVE COMPARE A HYPOTHETICAL $10,000 INVESTMENT FROM 3/2/98 TO 7/31/04 IN THE INDICATED SHARE CLASS VERSUS A SIMILAR INVESTMENT IN THE FUND'S BENCHMARK.

THE PERFORMANCE OF THE AMSOUTH SMALL CAP FUND IS MEASURED AGAINST THE RUSSELL 2000(R) GROWTH INDEX, A WIDELY RECOGNIZED UNMANAGED INDEX OF COMMON STOCKS OF SMALL TO MID-SIZED COMPANIES. THE INDEX IS NOT AVAILABLE FOR INVESTMENT AND DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING. DURING THE PERIOD SHOWN, THE ADVISOR WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE QUOTED WOULD HAVE BEEN LOWER.

--------------------------------------------------------------------------------
AMSOUTH INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Dimensional Fund Advisors Inc. (sub-advisor)

DIMENSIONAL FUND ADVISORS INC. EMPLOYS A TEAM APPROACH IN SUBADVISING THE INTERNATIONAL EQUITY FUND. THE INVESTMENT COMMITTEE SETS POLICY AND PROCEDURES, AND PORTFOLIO MANAGERS MAKE DAILY DECISIONS REGARDING THE FUND. KAREN UMLAND, VP AND PORTFOLIO MANAGER, HEADS THE INTERNATIONAL GROUP. PORTFOLIO MANAGERS ON THE INTERNATIONAL TEAM ARE LOCATED IN LOS ANGELES, LONDON AND SYDNEY.

INVESTMENT CONCERNS

INTERNATIONAL INVESTING INVOLVES INCREASED RISK AND VOLATILITY.

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES.

PORTFOLIO MANAGERS' PERSPECTIVE

"THE AMSOUTH INTERNATIONAL EQUITY FUND IS DESIGNED TO PROVIDE DIVERSIFIED EXPOSURE TO THE INTERNATIONAL LARGE CAP VALUE ASSET CLASS. THE PORTFOLIO INVEST IN LARGE CAP STOCKS WITH HIGH BOOK VALUES RELATIVE TO PRICE (VALUE STOCKS). THE "VALUE" PARAMETER IS DETERMINED ON A COUNTRY BY COUNTRY BASIS. CURRENTLY, THE FUND SYSTEMATICALLY INVEST IN A BROADLY DIVERSIFIED PORTFOLIO OF LARGE "VALUE" STOCKS IN 21 DEVELOPED-MARKET COUNTRIES."

--------------------------------------------------------------------------------
Q&A
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED JULY 31, 2004?

A. The Fund delivered a total return of 32.90% (Class A Shares at NAV). That compared to a 25.05% total return for the Fund's benchmark, the Morgan Stanley Capital International EAFE(R) (Europe, Australasia and Far East) Index.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. Global stock markets generally produced healthy returns during the period, helping the Fund generate strong gains. The Fund also benefited from foreign currencies' strength against the U.S. dollar. This Fund does not hedge foreign-exchange risk, so it received the full benefit of strengthening foreign currencies.

Dimensional Fund Advisors' investment approach focuses on stocks' book value-to-market capitalization ratio. During the period, ranked the large-cap stocks in each of 21 developed markets by book to-market, and invest in the top 30% of those stocks in each country. We base that approach on studies showing that book to-market and company size are important factors in determining long-term stock performance.

Value stocks outperformed growth stocks during the 12- month period. The Fund's strong value focus helped boost its returns relative to the benchmark. Our value focus also typically causes the Fund to hold stocks with a somewhat smaller average market capitalization than that of the benchmark, and that smaller average market capitalization also boosted the Fund's relative returns.

+    THE FUND'S PORTFOLIO IS CURRENT TO JULY 31, 2004 AND SUBJECT TO CHANGE.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

THE AMSOUTH INTERNATIONAL EQUITY FUND IS SUBADVISED BY DIMENSIONAL FUND ADVISORS, INC. WHICH IS PAID A FEE FOR ITS SERVICES.

--------------------------------------------------------------------------------
                                               AMSOUTH INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

          ----------------------------------------------------------------------
          VALUE OF A $10,000 INVESTMENT
          ----------------------------------------------------------------------

                     AmSouth International Equity Fund (Class A
                     Shares)*                                     MSCI EAFE(R) Index
          --------------------------------------------------------------------------
          8/18/97                       9452                            10000
          --------------------------------------------------------------------------
                                        9773                            10562
          --------------------------------------------------------------------------
          12/31/97                      9168                             9742
          --------------------------------------------------------------------------
                                       10493                            11183
          --------------------------------------------------------------------------
                                       10474                            11309
          --------------------------------------------------------------------------
                                        8449                             9709
          --------------------------------------------------------------------------
          12/31/98                     10037                            11723
          --------------------------------------------------------------------------
                                       10028                            11894
          --------------------------------------------------------------------------
                                       10654                            12205
          --------------------------------------------------------------------------
                                       11147                            12749
          --------------------------------------------------------------------------
          12/31/99                     12724                            14923
          --------------------------------------------------------------------------
                                       12389                            14916
          --------------------------------------------------------------------------
                                       12197                            14334
          --------------------------------------------------------------------------
                                       11279                            13186
          --------------------------------------------------------------------------
          12/31/00                     11262                            12840
          --------------------------------------------------------------------------
                                        9843                            11087
          --------------------------------------------------------------------------
                                        9813                            10991
          --------------------------------------------------------------------------
                                        8156                             9457
          --------------------------------------------------------------------------
          12/31/01                      8523                            10117
          --------------------------------------------------------------------------
                                        8752                            10222
          --------------------------------------------------------------------------
                                        8484                             9978
          --------------------------------------------------------------------------
                                        6767                             8014
          --------------------------------------------------------------------------
          12/31/02                      7249                             8533
          --------------------------------------------------------------------------
                                        6693                             7840
          --------------------------------------------------------------------------
                                        8242                             9374
          --------------------------------------------------------------------------
                                        9324                            10141
          --------------------------------------------------------------------------
          12/31/03                     11067                            11875
          --------------------------------------------------------------------------
                                       11788                            12398
          --------------------------------------------------------------------------
                                       11938                            12453
          --------------------------------------------------------------------------
          7/31/04                      11468                            12050
          --------------------------------------------------------------------------

          THE CHART REFLECTS THE PERFORMANCE OF THE CLASS A SHARES. THE PERFORMANCE OF THE CLASS B SHARES AND THE CLASS I SHARES WILL BE GREATER OR LESS THAN THE LINE SHOWN IN THE ABOVE CHART BASED ON THE DIFFERENCES IN THE SALES CHARGES AND THE EXPENSES PAID BY SHAREHOLDERS INVESTING IN CLASS A SHARES, CLASS B SHARES AND CLASS I SHARES.

          --------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
          --------------------------------------------------------
          As of              Inception    1       5       Since
          July 31,2004          Date     Year    Year    Inception
          --------------------------------------------------------
          Class A Shares*     8/15/97    25.53%  -0.28%    1.99%
          --------------------------------------------------------
          Class B Shares**     2/2/99(1) 26.80%  -0.22%    2.04%
          --------------------------------------------------------
          Class I Shares     12/14/98(1) 33.02%   1.02%    2.95%
          --------------------------------------------------------

          *    REFLECTS MAXIMUM 5.50% SALES CHARGE.
          **   REFLECTS APPLICABLE CONTINGENT DEFERRED SALES CHARGE (MAXIMUM
               5.00%).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

THE CHART AND TABLE ABOVE COMPARE A HYPOTHETICAL $10,000 INVESTMENT FROM 8/15/97 TO 7/31/04 IN THE INDICATED SHARE CLASS VERSUS A SIMILAR INVESTMENT IN THE FUND'S BENCHMARK.

THE PERFORMANCE OF THE AMSOUTH INTERNATIONAL EQUITY FUND IS MEASURED AGAINST THE MORGAN STANLEY CAPITAL INTERNATIONAL, EUROPE, AUSTRALASIA AND FAR EAST (MSCI EAFE(R)) INDEX, A WIDELY-RECOGNIZED UNMANAGED INDEX OF FOREIGN SECURITIES REPRESENTING MAJOR NON-U.S. STOCK MARKETS. THE INDEX IS NOT AVAILABLE FOR INVESTMENT AND DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING. DURING THE PERIOD SHOWN, THE ADVISOR WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE QUOTED WOULD HAVE BEEN LOWER.

THE QUOTED RETURNS REFLECT THE PERFORMANCE FROM 8/15/97 TO 12/13/98 OF THE DG INTERNATIONAL EQUITY FUND AND FROM 12/14/98 TO 3/12/00 OF THE ISG INTERNATIONAL EQUITY FUND, WHICH WERE OPEN-END INVESTMENT COMPANIES THAT WERE THE PREDECESSOR FUNDS TO THE AMSOUTH INTERNATIONAL EQUITY FUND. THE PREDECESSOR FUNDS WERE MANAGED USING SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND METHODOLOGY AS THE FUND.

(1) PERFORMANCE FOR THE CLASS B AND CLASS I SHARES, WHICH WERE FIRST OFFERED ON 2/2/99 AND 12/14/98, RESPECTIVELY, ARE BASED ON THE HISTORICAL PERFORMANCE OF THE CLASS A SHARES, INCLUDING THE PERFORMANCE OF THE PREDECESSOR FUNDS, (WITHOUT SALES CHARGE) PRIOR TO THAT DATE. THE HISTORICAL PERFORMANCE FOR THE CLASS B SHARES HAS BEEN RESTATED TO REFLECT THE CLASS B 12B-1 FEES AND THE CONTINGENT DEFERRED SALES CHARGE.

--------------------------------------------------------------------------------
AMSOUTH BALANCED FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Brian B. Sullivan, CFA
Director, Value Equity Strategies
John P. Boston, CFA
Senior Vice President

AmSouth Bank
AmSouth Asset Investment Management, Inc.

BRIAN B. SULLIVAN, CFA, HAS BEEN THE PORTFOLIO MANAGER FOR THE VALUE FUND SINCE JUNE 2004. MR. SULLIVAN HAS MORE THAN 18 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE AND HOLDS AN MBA IN FINANCE AND A BACHELOR'S DEGREE IN ECONOMICS.

JOHN BOSTON ALSO MANAGES THE AMSOUTH LIMITED TERM BOND FUND, THE AMSOUTH BOND FUND AND CO-MANAGES THE AMSOUTH GOVERNMENT INCOME FUND. HE HAS 14 YEARS OF EXPERIENCE AS A FIXED INCOME MANAGER. HE HOLDS A BACHELOR'S DEGREE IN FINANCE AND POLITICAL SCIENCE AND IS A CHARTERED FINANCIAL ANALYST.

INVESTMENT CONCERNS

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES.

PORTFOLIO MANAGERS' PERSPECTIVE

"THE AMSOUTH BALANCED FUND IS A DIVERSIFIED FUND THAT OFFERS INVESTORS A SIMPLE AND EASY WAY TO BALANCE THEIR INVESTMENTS BETWEEN STOCKS AND BONDS. WITHIN THE EQUITY COMPONENT, OUR DIVERSIFIED EQUITY STRATEGY INVESTS IN A BROAD ARRAY OF HIGH QUALITY STOCKS TO PROVIDE LONG TERM GROWTH. THE FIXED INCOME COMPONENT CONTAINS A MIX OF INVESTMENT GRADE BONDS TO GENERATE INCOME. WE ASSESS MARKET OPPORTUNITIES BETWEEN THE TWO ASSET CLASSES AND ALLOCATE ASSETS IN THE FUND TO POTENTIALLY ACHIEVE HIGH RISK-ADJUSTED RETURNS."

BONDS OFFER A RELATIVELY STABLE LEVEL OF INCOME, ALTHOUGH BOND PRICES WILL FLUCTUATE PROVIDING THE POTENTIAL FOR PRINCIPAL GAIN OR LOSS. INTERMEDIATE-TERM, HIGHER-QUALITY BONDS GENERALLY OFFER LESS RISK THAN LONGER-TERM BONDS AND A LOWER RATE OF RETURN.

--------------------------------------------------------------------------------
Q&A
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED JULY 31, 2004?

A. The Fund delivered a total return of 8.36% (Class A Shares at NAV). The Fund's benchmarks, the S&P 500 Stock Index and the Lehman Brothers Government/Credit Bond Index, returned 13.16% and 4.72%, respectively.

The Fund held an average of approximately 60% of its assets in stocks, with roughly 40% of its assets in bonds. Stocks significantly outperformed bonds during the period, so the Fund's emphasis on stocks helped boost returns.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. A strong stock-market rally helped boost the Fund's equity allocation during the first half of the period. The stock market dipped during the six months through July, leading to slight declines in the Fund's stock holdings.

The Fund's individual security selection within stock market sectors helped its equity portfolio out-gain the equity benchmark for the 12-month period. For example, consumer staples stocks in the index gained 11%, but the Fund's consumer staples allocation gained slightly more than 20%. Likewise, health care stocks in the S&P 500 gained 1.5%, while the health care stocks in the Fund's portfolio gained nearly 7%. We kept most of the Fund's sector allocations similar to those of the benchmark, so sector allocations did not play a significant role in relative returns.

Bonds were very volatile during much of the period: Yields fell during the first six months, then stabilized, then rose in late spring and early summer. The Fund's fixed-income allocation produced a small gain during the period, but trailed its benchmark. We chose to maintain a defensive posture with a relatively short average duration, in order to protect against capital losses if yields were to rise. That strategy required the Fund to forego some yield, and hurt the Fund's relative performance during much of the period. The Fund's bond holdings did outperform the fixed-income benchmark when yields rose late in the period. The Fund's fixed-income allocation benefited from its emphasis on corporate bonds, and from our decision to hold Treasury Inflation Protected Securities.+

+    THE FUND'S PORTFOLIO IS CURRENT TO JULY 31, 2004 AND SUBJECT TO CHANGE.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

--------------------------------------------------------------------------------
                                                           AMSOUTH BALANCED FUND
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

          ----------------------------------------------------------------------
          VALUE OF A $10,000 INVESTMENT
          ----------------------------------------------------------------------

                     AmSouth Balanced Fund (Class   Lehman Brothers Government/
                     A Shares)*                     Credit Bond Index             S&P 500 Stock Index
          -------------------------------------------------------------------------------------------
          7/31/94                9448                          10000                      10000
          -------------------------------------------------------------------------------------------
                                 9443                           9853                      10155
          -------------------------------------------------------------------------------------------
          12/31/94               9353                           9889                      10153
          -------------------------------------------------------------------------------------------
                                10047                          10382                      11140
          -------------------------------------------------------------------------------------------
                                10713                          11055                      12202
          -------------------------------------------------------------------------------------------
                                11129                          11267                      13171
          -------------------------------------------------------------------------------------------
          12/31/95              11552                          11792                      13964
          -------------------------------------------------------------------------------------------
                                11895                          11516                      14713
          -------------------------------------------------------------------------------------------
                                12116                          11570                      15373
          -------------------------------------------------------------------------------------------
                                12218                          11774                      15848
          -------------------------------------------------------------------------------------------
          12/31/96              12675                          12134                      17168
          -------------------------------------------------------------------------------------------
                                12890                          12029                      17629
          -------------------------------------------------------------------------------------------
                                14078                          12467                      20704
          -------------------------------------------------------------------------------------------
                                15127                          12904                      22255
          -------------------------------------------------------------------------------------------
          12/31/97              15316                          13318                      22893
          -------------------------------------------------------------------------------------------
                                16513                          13520                      26085
          -------------------------------------------------------------------------------------------
                                16616                          13873                      26951
          -------------------------------------------------------------------------------------------
                                16038                          14561                      24276
          -------------------------------------------------------------------------------------------
          12/31/98              17326                          14580                      29441
          -------------------------------------------------------------------------------------------
                                17226                          14405                      30907
          -------------------------------------------------------------------------------------------
                                18175                          14247                      33081
          -------------------------------------------------------------------------------------------
                                17221                          14325                      31021
          -------------------------------------------------------------------------------------------
          12/31/99              17556                          14266                      35633
          -------------------------------------------------------------------------------------------
                                17774                          14650                      36449
          -------------------------------------------------------------------------------------------
                                17419                          14863                      35481
          -------------------------------------------------------------------------------------------
                                18492                          15290                      35137
          -------------------------------------------------------------------------------------------
          12/31/00              19344                          15957                      32390
          -------------------------------------------------------------------------------------------
                                19360                          16468                      28552
          -------------------------------------------------------------------------------------------
                                20043                          16517                      30222
          -------------------------------------------------------------------------------------------
                                19470                          17304                      25788
          -------------------------------------------------------------------------------------------
          12/31/01              20235                          17314                      28543
          -------------------------------------------------------------------------------------------
                                20298                          17232                      28622
          -------------------------------------------------------------------------------------------
                                19272                          17879                      24789
          -------------------------------------------------------------------------------------------
                                17965                          18898                      20509
          -------------------------------------------------------------------------------------------
          12/31/02              18848                          19225                      22237
          -------------------------------------------------------------------------------------------
                                18315                          19541                      21537
          -------------------------------------------------------------------------------------------
                                20260                          20230                      24851
          -------------------------------------------------------------------------------------------
                                20354                          20128                      25508
          -------------------------------------------------------------------------------------------
          12/31/03              21806                          20122                      28612
          -------------------------------------------------------------------------------------------
                                22445                          20742                      29096
          -------------------------------------------------------------------------------------------
                                22197                          20085                      29597
          -------------------------------------------------------------------------------------------
          7/31/04               21867                          20297                      28617
          -------------------------------------------------------------------------------------------

          THE CHART REFLECTS THE PERFORMANCE OF THE CLASS A SHARES. THE PERFORMANCE OF THE CLASS B SHARES AND THE CLASS I SHARES WILL BE GREATER OR LESS THAN THE LINE SHOWN IN THE ABOVE CHART BASED ON THE DIFFERENCES IN THE SALES CHARGES AND THE EXPENSES PAID BY SHAREHOLDERS INVESTING IN CLASS A SHARES, CLASS B SHARES AND CLASS I SHARES.

          --------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
          --------------------------------------------------
          As of              Inception    1      5      10
          July 31,2004         Date      Year   Year   Year
          --------------------------------------------------
          Class A Shares*    12/19/91    2.42%  2.94%  8.14%
          --------------------------------------------------
          Class B Shares**    9/2/97(1)  2.59%  3.07%  7.87%
          --------------------------------------------------
          Class I Shares      9/2/97(1)  8.52%  4.30%  8.90%
          --------------------------------------------------

           *   REFLECTS MAXIMUM 5.50% SALES CHARGE.
          **   REFLECTS APPLICABLE CONTINGENT DEFERRED SALES CHARGE (MAXIMUM
               5.00%).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

THE CHART AND TABLE ABOVE COMPARE A HYPOTHETICAL $10,000 INVESTMENT FROM 7/31/94 TO 7/31/04 IN THE INDICATED SHARE CLASS VERSUS A SIMILAR INVESTMENT IN THE FUND'S BENCHMARKS.

THE PERFORMANCE OF THE AMSOUTH BALANCED FUND IS MEASURED AGAINST THE S&P 500 STOCK INDEX AND THE LEHMAN GOVERNMENT/CREDIT BOND INDEX. THE S&P 500 INDEX IS A WIDELY RECOGNIZED UNMANAGED INDEX OF 500 COMMON STOCKS. THE LEHMAN GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX REPRESENTATIVE OF U.S. GOVERNMENT, U.S. TREASURY AND AGENCY SECURITIES, AND CORPORATE BONDS. NEITHER INDEX IS AVAILABLE FOR INVESTMENT AND THE PERFORMANCE OF EACH INDEX DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING. DURING THE PERIOD SHOWN, THE ADVISOR WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE QUOTED WOULD HAVE BEEN LOWER.

(1) PERFORMANCE FOR THE CLASS B AND CLASS I SHARES, WHICH WERE FIRST OFFERED ON 9/2/97, ARE BASED ON THE HISTORICAL PERFORMANCE OF THE CLASS A SHARES (WITHOUT SALES CHARGE) PRIOR TO THAT DATE. THE HISTORICAL PERFORMANCE FOR THE CLASS B SHARES HAS BEEN RESTATED TO REFLECT THE CLASS B 12B-1 FEES AND THE CONTINGENT DEFERRED SALES CHARGE.

--------------------------------------------------------------------------------
AMSOUTH STRATEGIC PORTFOLIOS
--------------------------------------------------------------------------------

Aggressive Growth
Growth
Growth and Income
Moderate Growth and Income

THE AMSOUTH STRATEGIC PORTFOLIOS ARE MANAGED BY A TEAM OF AMSOUTH INVESTMENT MANAGERS, INCLUDING BOTH EQUITY AND FIXED INCOME SPECIALISTS. THE TEAM HAS MORE THAN 40 YEARS OF COMBINED INVESTMENT MANAGEMENT EXPERIENCE.

INVESTMENT CONCERNS

THE FUNDS INVEST IN UNDERLYING FUNDS, SO THE INVESTMENT PERFORMANCE IS DIRECTLY RELATED TO THE PERFORMANCE OF THOSE UNDERLYING FUNDS. BEFORE INVESTING IN THE FUND, INVESTORS SHOULD ASSESS THE RISKS ASSOCIATED WITH AND TYPES OF INVESTMENTS MADE BY EACH OF THE UNDERLYING FUNDS IN WHICH THE FUNDS INVESTS.

PORTFOLIO MANAGERS' PERSPECTIVE

THE PORTFOLIOS SEEK TO PROVIDE INVESTORS WITH THE POTENTIAL TO ACHIEVE A VARIETY OF LONG-AND SHORT-TERM GOALS, COMMENSURATE WITH INVESTORS' SPECIFIC TIME HORIZONS AND TOLERANCE FOR RISK. EACH OF THE FOUR STRATEGIC PORTFOLIOS INVESTS IN A COMBINATION OF UNDERLYING MUTUAL FUNDS FROM THE AMSOUTH FUND FAMILY. BASED ON EACH PORTFOLIO'S ASSET-ALLOCATION TARGET, THE MANAGERS PERIODICALLY REBALANCE STOCK, BOND AND MONEYMARKET HOLDINGS--BASED ON ANALYSIS OF ECONOMIC AND MARKET TRENDS.

--------------------------------------------------------------------------------
Q&A
--------------------------------------------------------------------------------

Q. HOW DID THE FUNDS PERFORM DURING THE PERIOD?

A. During the 12-month period between August 1, 2003 and July 31, 2004, the Funds' total returns, benchmark returns and other comparative returns were as follows:

AMSOUTH AGGRESSIVE GROWTH PORTFOLIO
(Class A Shares at NAV): 12.01%
S&P 500 Stock Index: 13.16%
Lipper Multi-Cap Core Funds Average(1): 11.43%

AMSOUTH GROWTH PORTFOLIO
(Class A Shares at NAV): 10.14%
S&P 500 Stock Index: 13.16%
Lipper Multi-Cap Growth Funds Average(1): 8.77%

AMSOUTH GROWTH AND INCOME PORTFOLIO
(Class A Shares at NAV): 8.13%
S&P 500 Stock Index: 13.16%
Merrill Lynch Government/Corporate Master Index: 4.62%
Lipper Large-Cap Value Funds Average(1): 14.76%

AMSOUTH MODERATE GROWTH AND INCOME PORTFOLIO
(Class A Shares at NAV): 6.71%
S&P 500 Stock Index: 13.16%
Merrill Lynch Government/Corporate Master Index: 4.62%
Lipper Flexible Portfolio Funds Average(1): 9.98%

Q. WHAT FACTORS AFFECTED THE PORTFOLIOS' PERFORMANCE?

A. The stock market posted strong gains during the first half of the period, then declined slightly during the final six months. Stocks significantly outperformed bonds, but both stocks and bonds posted gains during the 12-month period. Stocks' rally helped the more aggressive Strategic Portfolios produce stronger absolute returns.

The Portfolios benefited from our decision to increase their equity allocations. In November we raised the equity stakes of the Aggressive Growth Portfolio, the Growth Portfolio and the Growth & Income Portfolio by five percentage points each, to 95%, 75% and 60%, respectively. We increased the Moderate Growth & Income Portfolio's equity allocation from 45% to 50% in March, and in April increased the Aggressive Growth Portfolio's equity allocation again, to 99%.+

We implemented the AmSouth Diversified Equity Strategy just prior to the 12-month period. That strategy diversifies equity portfolios among domestic and international stocks of various sizes and investment styles. The AmSouth Diversified Equity Strategy helped the Portfolios benefit from strong performance in mid-cap and international stocks during the period.

+    THE FUND'S PORTFOLIO IS CURRENT TO JULY 31, 2004 AND SUBJECT TO CHANGE.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER.TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

(1)  SEE GLOSSARY OF TERMS FOR ADDITIONAL INFORMATION.

--------------------------------------------------------------------------------
                                             AMSOUTH AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A CHART IN THE PRINTED MATERIAL]

          ----------------------------------------------------------------------
          VALUE OF A $10,000 INVESTMENT
          ----------------------------------------------------------------------

          --------------------------------------------------------------------
                     AmSouth Aggressive Growth Portfolio
                     (Class A Shares)*                     S&P 500 Stock Index
          --------------------------------------------------------------------
           1/13/99                  9452                          10000
          --------------------------------------------------------------------
                                    9395                          10450
          --------------------------------------------------------------------
                                    9773                          11186
          --------------------------------------------------------------------
                                    9528                          10488
          --------------------------------------------------------------------
          12/31/99                 11051                          12048
          --------------------------------------------------------------------
                                   11389                          12325
          --------------------------------------------------------------------
                                   11235                          11997
          --------------------------------------------------------------------
                                   11443                          11881
          --------------------------------------------------------------------
          12/31/00                 11217                          10951
          --------------------------------------------------------------------
                                   10238                           9653
          --------------------------------------------------------------------
                                   10842                          10218
          --------------------------------------------------------------------
                                    9333                           8718
          --------------------------------------------------------------------
          12/31/01                 10156                           9650
          --------------------------------------------------------------------
                                   10410                           9676
          --------------------------------------------------------------------
                                    8987                           8380
          --------------------------------------------------------------------
                                    7264                           6932
          --------------------------------------------------------------------
          12/31/02                  7889                           7517
          --------------------------------------------------------------------
                                    7565                           7280
          --------------------------------------------------------------------
                                    8745                           8401
          --------------------------------------------------------------------
                                    9092                           8624
          --------------------------------------------------------------------
          12/31/03                 10122                           9674
          --------------------------------------------------------------------
                                   10364                           9838
          --------------------------------------------------------------------
                                   10445                          10007
          --------------------------------------------------------------------
           7/31/04                 10016                           9675
          --------------------------------------------------------------------

          THE CHART REFLECTS THE PERFORMANCE OF THE CLASS A SHARES. THE PERFORMANCE OF THE CLASS B SHARES AND THE CLASS I SHARES WILL BE GREATER OR LESS THAN THE LINE SHOWN IN THE ABOVE CHART BASED ON THE DIFFERENCES IN THE SALES CHARGES AND THE EXPENSES PAID BY SHAREHOLDERS INVESTING IN CLASS A SHARES, CLASS B SHARES, AND CLASS I SHARES.

          --------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
          --------------------------------------------------------

          As of              Inception     1       5       Since
          July 31, 2004        Date      Year    Year    Inception
          --------------------------------------------------------
          Class A Shares*     1/13/99     5.85%  -0.51%    0.03%
          --------------------------------------------------------
          Class B Shares**    1/27/99     6.16%  -0.44%    0.07%
          --------------------------------------------------------
          Class I Shares      1/28/99    12.02%   0.70%    1.00%
          --------------------------------------------------------

          *    REFLECTS MAXIMUM 5.50% SALES CHARGE.
          **   REFLECTS APPLICABLE CONTINGENT DEFERRED SALES CHARGE (MAXIMUM
               5.00%).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER.TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

THE CHART AND TABLE ABOVE COMPARE A HYPOTHETICAL $10,000 INVESTMENT FROM 1/13/99 TO 7/31/04 IN THE CLASS A SHARES CLASS VERSUS A SIMILAR INVESTMENT IN THE FUND'S BENCHMARK.

THE PORTFOLIO'S PERFORMANCE IS COMPARED TO THE S&P 500 STOCK INDEX, A WIDELY RECOGNIZED UNMANAGED INDEX OF 500 COMMON STOCKS. THE INDEX IS NOT AVAILABLE FOR INVESTMENT AND DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING. DURING THE PERIOD SHOWN, THE ADVISOR WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE QUOTED WOULD HAVE BEEN LOWER.

THE QUOTED RETURNS REFLECT THE PERFORMANCE FROM 1/13/99 TO 3/12/00 OF THE ISG AGGRESSIVE GROWTH PORTFOLIO, WHICH WAS AN OPEN-END INVESTMENT COMPANY AND THE PREDECESSOR FUND TO THE AMSOUTH AGGRESSIVE GROWTH PORTFOLIO. THE PREDECESSOR FUND WAS MANAGED USING SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVES, POLICIES AND METHODOLOGIES AS THE FUND.

--------------------------------------------------------------------------------
                                                        AMSOUTH GROWTH POERFOLIO
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL]

          ----------------------------------------------------------------------
          VALUE OF A $10,000 INVESTMENT
          ----------------------------------------------------------------------

          ---------------------------------------------------------------------------
                     AmSouth Growth Portfolio (Class A Shares)*   S&P 500 Stock Index
          ---------------------------------------------------------------------------
           2/11/99                       9448                            10000
          ---------------------------------------------------------------------------
                                         9239                            10275
          ---------------------------------------------------------------------------
                                         9605                            11000
          ---------------------------------------------------------------------------
                                         9355                            10313
          ---------------------------------------------------------------------------
          12/31/99                      10284                            11847
          ---------------------------------------------------------------------------
                                        10495                            12119
          ---------------------------------------------------------------------------
                                        10375                            11797
          ---------------------------------------------------------------------------
                                        10542                            11683
          ---------------------------------------------------------------------------
          12/31/00                      10345                            10769
          ---------------------------------------------------------------------------
                                         9724                             9492
          ---------------------------------------------------------------------------
                                        10076                            10047
          ---------------------------------------------------------------------------
                                         9164                             8573
          ---------------------------------------------------------------------------
          12/31/01                       9748                             9489
          ---------------------------------------------------------------------------
                                         9906                             9515
          ---------------------------------------------------------------------------
                                         9027                             8240
          ---------------------------------------------------------------------------
                                         7878                             6817
          ---------------------------------------------------------------------------
          12/31/02                       8420                             7391
          ---------------------------------------------------------------------------
                                         8197                             7159
          ---------------------------------------------------------------------------
                                         9150                             8261
          ---------------------------------------------------------------------------
                                         9425                             8480
          ---------------------------------------------------------------------------
          12/31/03                      10256                             9512
          ---------------------------------------------------------------------------
                                        10483                             9674
          ---------------------------------------------------------------------------
                                        10500                             9840
          ---------------------------------------------------------------------------
           7/31/04                      10194                             9514
          ---------------------------------------------------------------------------

          THE CHART REFLECTS THE PERFORMANCE OF THE CLASS A SHARES. THE PERFORMANCE OF THE CLASS B SHARES AND THE CLASS I SHARES WILL BE GREATER OR LESS THAN THE LINE SHOWN IN THE ABOVE CHART BASED ON THE DIFFERENCES IN THE SALES CHARGES AND THE EXPENSES PAID BY SHAREHOLDERS INVESTING IN CLASS A SHARES, CLASS B SHARES, AND CLASS I SHARES.

          -------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
          -------------------------------------------------------

          As of              Inception     1      5       Since
          July 31, 2004        Date      Year    Year   Inception
          -------------------------------------------------------
          Class A Shares*     2/11/99     4.06%  0.20%    0.35%
          -------------------------------------------------------
          Class B Shares**    2/15/99     4.15%  0.22%    0.69%
          -------------------------------------------------------
          Class I Shares       2/1/99    10.13%  1.44%    1.38%
          -------------------------------------------------------

          *    REFLECTS MAXIMUM 5.50% SALES CHARGE.
          **   REFLECTS  APPLICABLE  CONTINGENT  DEFERRED SALES CHARGE  (MAXIMUM
               5.00%).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER.TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

THE CHART AND TABLE ABOVE COMPARE A HYPOTHETICAL $10,000 INVESTMENT FROM 2/11/99 TO 7/31/04 IN THE CLASS A SHARES CLASS VERSUS A SIMILAR INVESTMENT IN THE FUND'S BENCHMARK.

THE PORTFOLIO'S PERFORMANCE IS COMPARED TO THE S&P 500 STOCK INDEX, A WIDELY RECOGNIZED UNMANAGED INDEX OF 500 COMMON STOCKS. THE INDEX IS NOT AVAILABLE FOR INVESTMENT AND DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING. DURING THE PERIOD SHOWN, THE ADVISOR WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE QUOTED WOULD HAVE BEEN LOWER.

THE QUOTED RETURNS REFLECT THE PERFORMANCE FROM 2/11/99 TO 3/12/00 OF THE ISG GROWTH PORTFOLIO, WHICH WAS AN OPEN-END INVESTMENT COMPANY AND THE PREDECESSOR FUND TO THE AMSOUTH GROWTH PORTFOLIO. THE PREDECESSOR FUND WAS MANAGED USING SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVES, POLICIES AND METHODOLOGIES AS THE FUND.

--------------------------------------------------------------------------------
                                             AMSOUTH GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

          ----------------------------------------------------------------------
          VALUE OF A $10,000 INVESTMENT
          ----------------------------------------------------------------------

                                                   Merrill Lynch
                     AmSouth Growth and Income     Government/Corporate Master
                     Portfolio (Class A Shares)*   Index                         S&P 500 Stock Index
          ------------------------------------------------------------------------------------------
            3/8/99              9448                          10000                    10000
          ------------------------------------------------------------------------------------------
                                9392                          10052                    10035
          ------------------------------------------------------------------------------------------
                                9508                           9945                    10742
          ------------------------------------------------------------------------------------------
                                9304                          10000                    10072
          ------------------------------------------------------------------------------------------
          12/31/99              9940                           9965                    11570
          ------------------------------------------------------------------------------------------
                               10109                          10239                    11836
          ------------------------------------------------------------------------------------------
                               10212                          10376                    11521
          ------------------------------------------------------------------------------------------
                               10343                          10673                    11410
          ------------------------------------------------------------------------------------------
          12/31/00             10359                          11155                    10517
          ------------------------------------------------------------------------------------------
                                9980                          11504                     9270
          ------------------------------------------------------------------------------------------
                               10260                          11526                     9813
          ------------------------------------------------------------------------------------------
                                9655                          12104                     8372
          ------------------------------------------------------------------------------------------
          12/31/01             10122                          12095                     9267
          ------------------------------------------------------------------------------------------
                               10261                          12022                     9292
          ------------------------------------------------------------------------------------------
                                9607                          12474                     8047
          ------------------------------------------------------------------------------------------
                                8759                          13207                     6657
          ------------------------------------------------------------------------------------------
          12/31/02              9258                          13419                     7219
          ------------------------------------------------------------------------------------------
                                9085                          13631                     6991
          ------------------------------------------------------------------------------------------
                                9950                          14093                     8068
          ------------------------------------------------------------------------------------------
                               10171                          14027                     8281
          ------------------------------------------------------------------------------------------
          12/31/03             10866                          14028                     9290
          ------------------------------------------------------------------------------------------
                               11094                          14453                     9448
          ------------------------------------------------------------------------------------------
                               11058                          14006                     9609
          ------------------------------------------------------------------------------------------
           7/31/04             10804                          14151                     9291
          ------------------------------------------------------------------------------------------

          THE CHART REFLECTS THE PERFORMANCE OF THE CLASS A SHARES. THE PERFORMANCE OF THE CLASS B SHARES AND THE CLASS I SHARES WILL BE GREATER OR LESS THAN THE LINE SHOWN IN THE ABOVE CHART BASED ON THE DIFFERENCES IN THE SALES CHARGES AND THE EXPENSES PAID BY SHAREHOLDERS INVESTING IN CLASS A SHARES, CLASS B SHARES, AND CLASS I SHARES.

          -------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
          -------------------------------------------------------
          As of              Inception     1      5       Since
          July 31, 2004        Date       Year   Year   Inception
          -------------------------------------------------------
          Class A Shares*      3/8/99     2.14%  1.62%    1.44%
          -------------------------------------------------------
          Class B Shares**    1/27/99     2.49%  1.70%    1.84%
          -------------------------------------------------------
          Class I Shares       2/8/99     8.25%  2.86%    3.10%
          -------------------------------------------------------

          *    REFLECTS MAXIMUM 5.50% SALES CHARGE.
          **   REFLECTS  APPLICABLE  CONTINGENT  DEFERRED SALES CHARGE  (MAXIMUM
               5.00%).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER.TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

THE CHART AND TABLE ABOVE COMPARES HYPOTHETICAL $10,000 INVESTMENT FROM 3/8/99 TO 7/31/04 IN THE CLASS A SHARES VERSUS A SIMILAR INVESTMENT IN THE FUND'S BENCHMARKS.

THE PORTFOLIO'S PERFORMANCE IS COMPARED TO THE S&P 500 STOCK INDEX AND THE MERRILL LYNCH GOVERNMENT/CORPORATE MASTER INDEX. THE S&P 500 STOCK INDEX, A WIDELY RECOGNIZED UNMANAGED INDEX OF 500 COMMON STOCKS. THE MERRILL LYNCH GOVERNMENT/CORPORATE MASTER INDEX IS AN UNMANAGED BROAD-BASED INDEX REPRESENTATIVE OF THE TOTAL RETURN OF GOVERNMENT AND CORPORATE BONDS. NEITHER INDEX IS AVAILABLE FOR INVESTMENT AND THE PERFORMANCE OF EACH INDEX DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING. DURING THE PERIOD SHOWN, THE ADVISOR WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE QUOTED WOULD HAVE BEEN LOWER.

THE QUOTED RETURNS REFLECT THE PERFORMANCE FROM 1/27/99 TO 3/12/00 OF THE ISG GROWTH & INCOME PORTFOLIO, WHICH WAS AN OPEN-END INVESTMENT COMPANY AND THE PREDECESSOR FUND TO THE AMSOUTH GROWTH AND INCOME PORTFOLIO. THE PREDECESSOR FUND WAS MANAGED USING SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVES, POLICIES AND METHODOLOGIES AS THE FUND.

--------------------------------------------------------------------------------
AMSOUTH MODERATE GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

          ----------------------------------------------------------------------
          VALUE OF A $10,000 INVESTMENT
          ----------------------------------------------------------------------

                     AmSouth Moderate Growth and   Merrill Lynch
                     Income Portfolio (Class A     Government/Corporate Master
                     Shares)*                      Index                         S&P 500 Stock Index
          ------------------------------------------------------------------------------------------
            2/9/99             9454                         10000                         10000
          ------------------------------------------------------------------------------------------
                               9513                          9924                         10599
          ------------------------------------------------------------------------------------------
                               9525                          9819                         11346
          ------------------------------------------------------------------------------------------
                               9399                          9873                         10637
          ------------------------------------------------------------------------------------------
          12/31/99             9772                          9838                         12220
          ------------------------------------------------------------------------------------------
                               9932                         10108                         12501
          ------------------------------------------------------------------------------------------
                              10031                         10244                         12168
          ------------------------------------------------------------------------------------------
                              10235                         10537                         12051
          ------------------------------------------------------------------------------------------
          12/31/00            10343                         11013                         11108
          ------------------------------------------------------------------------------------------
                              10145                         11358                          9791
          ------------------------------------------------------------------------------------------
                              10420                         11379                         10364
          ------------------------------------------------------------------------------------------
                              10039                         11950                          8843
          ------------------------------------------------------------------------------------------
          12/31/01            10471                         11941                          9788
          ------------------------------------------------------------------------------------------
                              10585                         11869                          9815
          ------------------------------------------------------------------------------------------
                               9987                         12315                          8500
          ------------------------------------------------------------------------------------------
                               9308                         13039                          7031
          ------------------------------------------------------------------------------------------
          12/31/02             9820                         13248                          7624
          ------------------------------------------------------------------------------------------
                               9683                         13458                          7384
          ------------------------------------------------------------------------------------------
                              10452                         13914                          8521
          ------------------------------------------------------------------------------------------
                              10632                         13848                          8747
          ------------------------------------------------------------------------------------------
          12/31/03            11207                         13850                          9812
          ------------------------------------------------------------------------------------------
                              11413                         14269                          9978
          ------------------------------------------------------------------------------------------
                              11340                         13827                         10149
          ------------------------------------------------------------------------------------------
           7/31/04            11141                         13971                          9813
          ------------------------------------------------------------------------------------------

          THE CHART REFLECTS THE PERFORMANCE OF THE CLASS A SHARES. THE PERFORMANCE OF THE CLASS B SHARES AND THE CLASS I SHARES WILL BE GREATER OR LESS THAN THE LINE SHOWN IN THE ABOVE CHART BASED ON THE DIFFERENCES IN THE SALES CHARGES AND THE EXPENSES PAID BY SHAREHOLDERS INVESTING IN CLASS A SHARES, CLASS B SHARES, AND CLASS I SHARES.

          --------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
          --------------------------------------------------------
          As of              Inception     1       5       Since
          July 31, 2004        Date       Year    Year   Inception
          --------------------------------------------------------
          Class A Shares*      2/9/99     0.80%   2.17%    1.99%
          --------------------------------------------------------
          Class B Shares**    1/28/99     0.86%   2.22%    1.90%
          --------------------------------------------------------
          Class I Shares      2/10/99     6.73%   3.42%    3.16%
          --------------------------------------------------------

          *    REFLECTS MAXIMUM 5.50% SALES CHARGE.
          **   REFLECTS APPLICABLE CONTINGENT DEFERRED SALES CHARGE (MAXIMUM
               5.00%).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER.TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

THE CHART AND TABLE ABOVE COMPARE A HYPOTHETICAL $10,000 INVESTMENT FROM 2/9/99 TO 7/31/04 IN THE CLASS A SHARES VERSUS A SIMILAR INVESTMENT IN THE FUND'S BENCHMARKS.

THE PORTFOLIO'S PERFORMANCE IS COMPARED TO THE S&P 500 STOCK INDEX AND THE MERRILL LYNCH GOVERNMENT/CORPORATE MASTER INDEX. THE S&P 500 STOCK INDEX, A WIDELY RECOGNIZED UNMANAGED INDEX OF 500 COMMON STOCKS. THE MERRILL LYNCH GOVERNMENT/CORPORATE MASTER INDEX IS AN UNMANAGED BROAD-BASED INDEX REPRESENTATIVE OF THE TOTAL RETURN OF GOVERNMENT AND CORPORATE BONDS. NEITHER INDEX IS AVAILABLE FOR INVESTMENT AND THE PERFORMANCE OF EACH INDEX DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING. DURING THE PERIOD SHOWN, THE ADVISOR WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE QUOTED WOULD HAVE BEEN LOWER.

THE QUOTED RETURNS REFLECT THE PERFORMANCE FROM 1/28/99 TO 3/12/00 OF THE ISG MODERATE GROWTH & INCOME PORTFOLIO, WHICH WAS AN OPEN-END INVESTMENT COMPANY AND THE PREDECESSOR FUND TO THE AMSOUTH MODERATE GROWTH AND INCOME PORTFOLIO. THE PREDECESSOR FUND WAS MANAGED USING SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVES, POLICIES AND METHODOLOGIES AS THE FUND.

                      (This Page Intentionally Left Blank)

--------------------------------------------------------------------------------
AMSOUTH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

John P. Boston, CFA
Senior Vice President

Michael T. Lytle, CFA
Investment Officer

AmSouth Bank
AmSouth Asset Management, Inc.

JOHN BOSTON ALSO MANAGES THE AMSOUTH LIMITED TERM BOND FUND, THE AMSOUTH BOND FUND AND CO-MANAGES THE AMSOUTH BALANCED FUND. HE HAS 14 YEARS OF EXPERIENCE AS A FIXED INCOME MANAGER. HE HOLDS A BACHELOR'S DEGREE IN FINANCE AND POLITICAL SCIENCE AND IS A CHARTERED FINANCIAL ANALYST.

MICHAEL LYTLE IS A FIXED INCOME PORTFOLIO MANAGER FOR AMSOUTH ASSET MANAGEMENT, INC., SPECIALIZING IN TAXABLE FIXED INCOME SECURITIES. HE JOINED AMSOUTH'S ASSET MANAGEMENT GROUP IN 1999 AND WAS NAMED CO-MANAGER OF THE AMSOUTH GOVERNMENT INCOME FUND IN 2004. MR. LYTLE EARNED HIS BACHELOR'S DEGREE FROM BERRY COLLEGE AND IS A CHARTERED FINANCIAL ANALYST. HE CURRENTLY SERVES AS MEMBERSHIP CHAIRMAN OF THE ALABAMA SOCIETY OF FINANCIAL ANALYSTS.

INVESTMENT CONCERNS

U.S. GOVERNMENT GUARANTEES APPLY ONLY TO THE UNDERLYING SECURITIES OF THE FUND'S PORTFOLIO AND NOT THE FUND'S SHARES.

BONDS OFFER A RELATIVELY STABLE LEVEL OF INCOME, ALTHOUGH BOND PRICES WILL FLUCTUATE PROVIDING THE POTENTIAL FOR PRINCIPAL GAIN OR LOSS. INTERMEDIATE-TERM, HIGHER-QUALITY BONDS GENERALLY OFFER LESS RISK THAN LONGER-TERM BONDS AND A LOWER RATE OF RETURN.

PORTFOLIO MANAGERS' PERSPECTIVE

"THE AMSOUTH GOVERNMENT INCOME FUND IS MORE SUITABLE FOR INVESTORS WHO SEEK INCOME BUT ALSO DEMAND THE SAFETY OF U.S. GOVERNMENT SECURITIES. ALTHOUGH WE ATTEMPT TO CONSISTENTLY GENERATE A HIGH LEVEL OF INCOME, INVESTORS SHOULD BE AWARE THAT YIELDS AND PRINCIPAL VALUES VARY AND THAT THE FUND IS NOT GUARANTEED BY THE U.S. GOVERNMENT."

--------------------------------------------------------------------------------
Q&A
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED JULY 31, 2004?

A. The Fund delivered a total return of 2.36% (Class A Shares at NAV). That compared to a 5.11% total return for the Fund's benchmark, the Lehman Brothers Mortgage Index.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD?

A. Bond yields generally declined during the first half of the period, then stabilized and rose late in the period. That environment helped the Fund and its benchmark produce small gains. This Fund invests in a blend of mortgage pass-through securities, Treasury Notes and agency issues. Mortgage-backed securities significantly outperformed Treasuries and agency issues, in part due to relatively strong demand for mortgage-backed bonds. That performance disparity hurt relative returns, because the benchmark is composed entirely of mortgage-backed securities. Our investment in Treasury Inflation Protected Securities (TIPS) helped boost returns against the benchmark. TIPS, which are not included in the index, benefited from strong investor demand as inflation picked up during 2004.+

+  THE FUND'S PORTFOLIO IS CURRENT TO JULY 31, 2004 AND SUBJECT TO CHANGE.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER.TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

--------------------------------------------------------------------------------
                                                  AMSOUTH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

          ----------------------------------------------------------------------
          VALUE OF A $10,000 INVESTMENT
          ----------------------------------------------------------------------

                     AmSouth Government Income Fund   Lehman Brothers
                     (Class A Shares)*                Mortgage Index
          -----------------------------------------------------------
           7/31/94               9605                      10000
          -----------------------------------------------------------
                                 9585                       9889
          -----------------------------------------------------------
          12/31/94               9594                       9931
          -----------------------------------------------------------
                                 9960                      10451
          -----------------------------------------------------------
                                10412                      10996
          -----------------------------------------------------------
                                10594                      11227
          -----------------------------------------------------------
          12/31/95              10973                      11600
          -----------------------------------------------------------
                                10857                      11548
          -----------------------------------------------------------
                                10884                      11640
          -----------------------------------------------------------
                                11109                      11878
          -----------------------------------------------------------
          12/31/96              11420                      12220
          -----------------------------------------------------------
                                11378                      12236
          -----------------------------------------------------------
                                11777                      12699
          -----------------------------------------------------------
                                12145                      13071
          -----------------------------------------------------------
          12/31/97              12487                      13380
          -----------------------------------------------------------
                                12686                      13599
          -----------------------------------------------------------
                                12905                      13833
          -----------------------------------------------------------
                                13318                      14198
          -----------------------------------------------------------
          12/31/98              13379                      14311
          -----------------------------------------------------------
                                13389                      14453
          -----------------------------------------------------------
                                13336                      14387
          -----------------------------------------------------------
                                13427                      14521
          -----------------------------------------------------------
          12/31/99              13464                      14577
          -----------------------------------------------------------
                                13762                      14778
          -----------------------------------------------------------
                                13924                      15111
          -----------------------------------------------------------
                                14291                      15599
          -----------------------------------------------------------
          12/31/00              14901                      16204
          -----------------------------------------------------------
                                15263                      16647
          -----------------------------------------------------------
                                15311                      16816
          -----------------------------------------------------------
                                15993                      17524
          -----------------------------------------------------------
          12/31/01              15946                      17536
          -----------------------------------------------------------
                                15914                      17710
          -----------------------------------------------------------
                                16445                      18326
          -----------------------------------------------------------
                                17180                      18815
          -----------------------------------------------------------
          12/31/02              17333                      19070
          -----------------------------------------------------------
                                17455                      19246
          -----------------------------------------------------------
                                17644                      19374
          -----------------------------------------------------------
                                17597                      19473
          -----------------------------------------------------------
          12/31/03              17587                      19655
          -----------------------------------------------------------
                                17889                      20032
          -----------------------------------------------------------
                                17573                      19806
          -----------------------------------------------------------
           7/31/04              17681                      19984
          -----------------------------------------------------------

          THE CHART REFLECTS THE PERFORMANCE OF THE CLASS A SHARES. THE PERFORMANCE OF THE CLASS B SHARES AND THE CLASS I SHARES WILL BE GREATER OR LESS THAN THE LINE SHOWN IN THE ABOVE CHART BASED ON THE DIFFERENCES IN THE SALES CHARGES AND THE EXPENSES PAID BY SHAREHOLDERS INVESTING IN CLASS A SHARES, CLASS B SHARES, AND CLASS I SHARES.

          --------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
          --------------------------------------------------------
          As of              Inception     1       5        10
          July 31, 2004        Date       Year    Year     Year
          --------------------------------------------------------
          Class A Shares*     10/1/93    -1.75%   5.01%    5.86%
          --------------------------------------------------------
          Class B Shares**    3/13/00(1) -3.32%   4.72%    5.35%
          --------------------------------------------------------
          Class I Shares       9/2/97(1)  2.51%   6.05%    6.38%
          --------------------------------------------------------

          *    REFLECTS MAXIMUM 4.00% SALES CHARGE.
          **   REFLECTS APPLICABLE CONTINGENT DEFERRED SALES CHARGE (MAXIMUM
               5.00%).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER.TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

THE CHART AND TABLE ABOVE COMPARE A HYPOTHETICAL $10,000 INVESTMENT FROM 7/31/94 TO 7/31/04 IN THE INDICATED SHARE CLASS VERSUS A SIMILAR INVESTMENT IN THE FUND'S BENCHMARK.

THE PERFORMANCE OF THE AMSOUTH GOVERNMENT INCOME FUND IS MEASURED AGAINST THE LEHMAN MORTGAGE INDEX, AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE MORTGAGE BOND MARKET AS A WHOLE. THE INDEX IS NOT AVAILABLE FOR INVESTMENT AND DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING. DURING THE PERIOD SHOWN, THE ADVISOR WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE QUOTED WOULD HAVE BEEN LOWER.

(1) PERFORMANCE FOR THE CLASS B AND CLASS I SHARES, WERE FIRST OFFERED ON 3/13/00 AND 9/2/97, RESPECTIVELY, ARE BASED ON THE HISTORICAL PERFORMANCE OF THE CLASS A SHARES (WITHOUT SALES CHARGE) PRIOR TO THAT DATE. THE HISTORICAL PERFORMANCE FOR THE CLASS B SHARES HAS BEEN RESTATED TO REFLECT THE CLASS B 12B-1 FEES AND THE CONTINGENT DEFERRED SALES CHARGE.

--------------------------------------------------------------------------------
AMSOUTH LIMITED TERM BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

John P. Boston, CFA
Senior Vice President

AmSouth Bank
AmSouth Asset Management, Inc.

JOHN BOSTON ALSO MANAGES THE AMSOUTH BOND FUND AND CO-MANAGES BOTH THE AMSOUTH GOVERNMENT INCOME FUND AND THE AMSOUTH BALANCED FUND. HE HAS 14 YEARS OF EXPERIENCE AS A FIXED INCOME MANAGER. HE HOLDS A BACHELOR'S DEGREE IN FINANCE AND POLITICAL SCIENCE AND IS A CHARTERED FINANCIAL ANALYST.

INVESTMENT CONCERNS

SHORT- OR INTERMEDIATE-TERM INVESTMENT GRADE BONDS OFFER LESS RISK AND GENERALLY A LOWER RATE OF RETURN THAN LONGER-TERM HIGHER YIELDING BONDS.

BONDS OFFER A RELATIVELY STABLE LEVEL OF INCOME, ALTHOUGH BOND PRICES WILL FLUCTUATE PROVIDING THE POTENTIAL FOR PRINCIPAL GAIN OR LOSS. INTERMEDIATE-TERM, HIGHER-QUALITY BONDS GENERALLY OFFER LESS RISK THAN LONGER-TERM BONDS AND A LOWER RATE OF RETURN.

PORTFOLIO MANAGER'S PERSPECTIVE

"THE AMSOUTH LIMITED TERM BOND FUND WAS DESIGNED TO FILL THE GAP BETWEEN MONEY MARKET FUNDS AND LONG-TERM BOND FUNDS. FOR INVESTORS LOOKING FOR A DIVERSIFIED BOND FUND, THIS FUND REPRESENTS THE FIRST STEP OUT ON THE `RISK/RETURN' SPECTRUM FROM THE MONEY MARKET ARENA."

--------------------------------------------------------------------------------
Q&A
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED JULY 31, 2004?

A. The Fund delivered a total return of 1.17% (Class A Shares at NAV). That compared to a 2.29% total return for the Fund's benchmark, the Merrill Lynch 1-5-Year Government/Corporate Bond Index.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. Yields were very low throughout most of the period. Short-term bond yields generally fell during the first half of the period, then stabilized and increased significantly during late spring and early summer. That environment allowed the Fund and its benchmark to post small gains.

We positioned the Fund defensively throughout the period in anticipation of rising interest rates. That strategy caused the Fund to hold a shorter average duration than the benchmark, which led it to forego some yield in order to protect against the likelihood of capital losses if rates were to rise. Rates did not rise until very late in the period, so for a time the Fund's defensive posture hurt performance against the benchmark. The Fund's relative returns did benefit from its defensive position when rates rose.

The Fund's emphasis on corporate bonds helped its returns against the benchmark. The boost from our focus on corporate issues was limited by the fact that we emphasized high-quality corporate bonds, which trailed low-quality bonds during the 12-month period.

+  THE FUND'S PORTFOLIO IS CURRENT TO JULY 31, 2004 AND SUBJECT TO CHANGE.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER.TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

--------------------------------------------------------------------------------
                                                  AMSOUTH LIMITED TERM BOND FUND
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

          ----------------------------------------------------------------------
          VALUE OF A $10,000 INVESTMENT
          ----------------------------------------------------------------------

          ------------------------------------------------------------------------------------------------
                     AmSouth Limited Term Bond Fund (Class A   Merrill Lynch 1-5-Year Government/Corporate
                     Shares)*                                  Bond Index
          ------------------------------------------------------------------------------------------------
           7/31/94                  9597                                        10000
          ------------------------------------------------------------------------------------------------
                                    9561                                         9984
          ------------------------------------------------------------------------------------------------
          12/31/94                  9527                                         9971
          ------------------------------------------------------------------------------------------------
                                    9906                                        10357
          ------------------------------------------------------------------------------------------------
                                   10304                                        10774
          ------------------------------------------------------------------------------------------------
                                   10458                                        10938
          ------------------------------------------------------------------------------------------------
          12/31/95                 10738                                        11263
          ------------------------------------------------------------------------------------------------
                                   10706                                        11253
          ------------------------------------------------------------------------------------------------
                                   10776                                        11346
          ------------------------------------------------------------------------------------------------
                                   10931                                        11539
          ------------------------------------------------------------------------------------------------
          12/31/96                 11134                                        11783
          ------------------------------------------------------------------------------------------------
                                   11130                                        11828
          ------------------------------------------------------------------------------------------------
                                   11401                                        12123
          ------------------------------------------------------------------------------------------------
                                   11679                                        12398
          ------------------------------------------------------------------------------------------------
          12/31/97                 11892                                        12626
          ------------------------------------------------------------------------------------------------
                                   12052                                        12822
          ------------------------------------------------------------------------------------------------
                                   12255                                        13036
          ------------------------------------------------------------------------------------------------
                                   12706                                        13522
          ------------------------------------------------------------------------------------------------
          12/31/98                 12740                                        13596
          ------------------------------------------------------------------------------------------------
                                   12776                                        13652
          ------------------------------------------------------------------------------------------------
                                   12766                                        13683
          ------------------------------------------------------------------------------------------------
                                   12893                                        13837
          ------------------------------------------------------------------------------------------------
          12/31/99                 12913                                        13894
          ------------------------------------------------------------------------------------------------
                                   13088                                        14071
          ------------------------------------------------------------------------------------------------
                                   13295                                        14309
          ------------------------------------------------------------------------------------------------
                                   13590                                        14676
          ------------------------------------------------------------------------------------------------
          12/31/00                 13975                                        15128
          ------------------------------------------------------------------------------------------------
                                   14384                                        15608
          ------------------------------------------------------------------------------------------------
                                   14508                                        15769
          ------------------------------------------------------------------------------------------------
                                   15031                                        16427
          ------------------------------------------------------------------------------------------------
          12/31/01                 15083                                        16486
          ------------------------------------------------------------------------------------------------
                                   15085                                        16469
          ------------------------------------------------------------------------------------------------
                                   15499                                        16970
          ------------------------------------------------------------------------------------------------
                                   15941                                        17554
          ------------------------------------------------------------------------------------------------
          12/31/02                 16062                                        17790
          ------------------------------------------------------------------------------------------------
                                   16231                                        17992
          ------------------------------------------------------------------------------------------------
                                   16376                                        18290
          ------------------------------------------------------------------------------------------------
                                   16408                                        18352
          ------------------------------------------------------------------------------------------------
          12/31/03                 16414                                        18378
          ------------------------------------------------------------------------------------------------
                                   16574                                        18682
          ------------------------------------------------------------------------------------------------
                                   16349                                        18363
          ------------------------------------------------------------------------------------------------
           7/31/04                 16413                                        18468
          ------------------------------------------------------------------------------------------------

          THE CHART REFLECTS THE PERFORMANCE OF THE CLASS A SHARES. THE PERFORMANCE OF THE CLASS B SHARES AND THE CLASS I SHARES WILL BE GREATER OR LESS THAN THE LINE SHOWN IN THE ABOVE CHART BASED ON THE DIFFERENCES IN THE SALES CHARGES AND THE EXPENSES PAID BY SHAREHOLDERS INVESTING IN CLASS A SHARES, CLASS B SHARES, AND CLASS I SHARES.

          --------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
          --------------------------------------------------------
          As of                Since        1       5       10
          July 31, 2004      Inception    Year    Year     Year
          --------------------------------------------------------
          Class A Shares*      2/1/89    -2.85%   4.27%    5.08%
          --------------------------------------------------------
          Class B Shares**    1/21/99(1) -4.50%   4.00%    4.60%
          --------------------------------------------------------
          Class I Shares       9/2/97(1)  1.32%   5.28%    5.61%
          --------------------------------------------------------

          *    REFLECTS MAXIMUM 4.00% SALES CHARGE.
          **   REFLECTS APPLICABLE CONTINGENT DEFERRED SALES CHARGE (MAXIMUM
               5.00%).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER.TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

THE CHART AND TABLE ABOVE COMPARE A HYPOTHETICAL $10,000 INVESTMENT FROM 7/31/94 TO 7/31/04 IN THE INDICATED SHARE CLASS VERSUS A SIMILAR INVESTMENT IN THE FUND'S BENCHMARK.

THE PERFORMANCE OF THE AMSOUTH LIMITED TERM BOND FUND IS MEASURED AGAINST THE MERRILL LYNCH 1-5-YEAR GOVERNMENT/CORPORATE BOND INDEX, A WIDELY RECOGNIZED UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE TOTAL RETURN OF SHORT-TERM GOVERNMENT AND CORPORATE BONDS. THE INDEX IS NOT AVAILABLE FOR INVESTMENT AND DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING. DURING THE PERIOD SHOWN, THE ADVISOR WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE QUOTED WOULD HAVE BEEN LOWER.

(1) PERFORMANCE FOR THE CLASS B AND CLASS I SHARES, WERE FIRST OFFERED ON 1/21/99 AND 9/2/97, RESPECTIVELY, ARE BASED ON THE HISTORICAL PERFORMANCE OF THE CLASS A SHARES (WITHOUT SALES CHARGE) PRIOR TO THAT DATE. THE HISTORICAL PERFORMANCE FOR THE CLASS B SHARES HAS BEEN RESTATED TO REFLECT THE CLASS B 12B-1 FEES AND THE CONTINGENT DEFERRED SALES CHARGE.

--------------------------------------------------------------------------------
AMSOUTH BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

John P. Boston, CFA
Senior Vice President
AmSouth Bank
AmSouth Asset Management, Inc.

JOHN BOSTON ALSO MANAGES THE AMSOUTH LIMITED TERM BOND FUND AND CO-MANAGES BOTH THE AMSOUTH GOVERNMENT INCOME FUND AND THE AMSOUTH BALANCED FUND. HE HAS 14 YEARS OF INVESTMENT EXPERIENCE AS A FIXED INCOME MANAGER. HE HOLDS A BACHELOR'S DEGREE IN FINANCE AND POLITICAL SCIENCE AND IS A CHARTERED FINANCIAL ANALYST.

INVESTMENT CONCERNS

BONDS OFFER A RELATIVELY STABLE LEVEL OF INCOME, ALTHOUGH BOND PRICES WILL FLUCTUATE PROVIDING THE POTENTIAL FOR PRINCIPAL GAIN OR LOSS. INTERMEDIATE-TERM, HIGHER-QUALITY BONDS GENERALLY OFFER LESS RISK THAN LONGER-TERM BONDS AND A LOWER RATE OF RETURN.

PORTFOLIO MANAGER'S PERSPECTIVE

"THE AMSOUTH BOND FUND SEEKS TO TAKE ADVANTAGE OF CHANGES IN INTEREST RATES TO PURSUE STRONG RETURNS. WE BUY LONGER BONDS WHEN INTEREST RATES ARE HIGH AND EXPECTED TO FALL, AND SHORTER BONDS WHEN INTEREST RATES ARE LOW AND EXPECTED TO RISE. THE CHANGE IN THE AVERAGE MATURITY OR DURATION IS ONE OF THE MOST POWERFUL DETERMINANTS OF RETURN. THROUGH THE ACTIVE USE OF HIGH-QUALITY INVESTMENTS, WE STRIVE TO OBTAIN EXCELLENT RETURNS."

--------------------------------------------------------------------------------
Q&A
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED JULY 31, 2004?

A. The Fund delivered a total return of 2.83% (Class A Shares at NAV). That compared to a 4.72% total return for the Fund's benchmark, the Lehman Brothers Government/Credit Bond Index.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. Bond yields generally declined during the first half of the period, and increased near the end of the period. That environment allowed the Fund and its benchmark to produce small gains.

We positioned the Fund defensively throughout the period, because we expected bond yields to rise in a strengthening economy. That strategy hurt performance against the benchmark for the period as a whole, as yields declined during much of the period. The Fund's defensive posture did boost relative returns near the end of the period, when yields began to increase.

We held a modest position in Treasury Inflation-Protected Securities (TIPS), a security not included in the benchmark. That stake helped the Fund's relative performance, because TIPS were among the best-performing sectors of the bond market. The Fund also benefited from its overweight stake in mortgage-backed securities, which fared well late in the period.

We held at least half of the Fund's assets in corporate securities throughout the period, representing a larger stake than that of the benchmark. Corporate securities led the market, helping boost returns against the index. The benefit to the Fund was limited by the fact that we focused our corporate holdings on high-quality issues rated A or better, and those bonds trailed returns of lower-quality issues.

+  THE FUND'S PORTFOLIO IS CURRENT TO JULY 31, 2004 AND SUBJECT TO CHANGE.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER.TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

--------------------------------------------------------------------------------
                                                               AMSOUTH BOND FUND
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

          ----------------------------------------------------------------------
          VALUE OF A $10,000 INVESTMENT
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------------
                                                           Lehman Brothers Government/
                     AmSouth Bond Fund (Class A Shares)*   Credit Bond Index
          ----------------------------------------------------------------------------
           7/31/94                   9601                             10000
          ----------------------------------------------------------------------------
                                     9460                              9853
          ----------------------------------------------------------------------------
          12/31/94                   9463                              9889
          ----------------------------------------------------------------------------
                                     9917                             10382
          ----------------------------------------------------------------------------
                                    10565                             11055
          ----------------------------------------------------------------------------
                                    10742                             11267
          ----------------------------------------------------------------------------
          12/31/95                  11205                             11792
          ----------------------------------------------------------------------------
                                    10956                             11516
          ----------------------------------------------------------------------------
                                    10964                             11570
          ----------------------------------------------------------------------------
                                    11134                             11774
          ----------------------------------------------------------------------------
          12/31/96                  11492                             12134
          ----------------------------------------------------------------------------
                                    11322                             12029
          ----------------------------------------------------------------------------
                                    11747                             12467
          ----------------------------------------------------------------------------
                                    12179                             12904
          ----------------------------------------------------------------------------
          12/31/97                  12546                             13318
          ----------------------------------------------------------------------------
                                    12734                             13520
          ----------------------------------------------------------------------------
                                    13027                             13873
          ----------------------------------------------------------------------------
                                    13740                             14561
          ----------------------------------------------------------------------------
          12/31/98                  13711                             14580
          ----------------------------------------------------------------------------
                                    13549                             14405
          ----------------------------------------------------------------------------
                                    13396                             14247
          ----------------------------------------------------------------------------
                                    13458                             14325
          ----------------------------------------------------------------------------
          12/31/99                  13360                             14266
          ----------------------------------------------------------------------------
                                    13777                             14650
          ----------------------------------------------------------------------------
                                    13953                             14863
          ----------------------------------------------------------------------------
                                    14333                             15290
          ----------------------------------------------------------------------------
          12/31/00                  14972                             15957
          ----------------------------------------------------------------------------
                                    15380                             16468
          ----------------------------------------------------------------------------
                                    15352                             16517
          ----------------------------------------------------------------------------
                                    16125                             17304
          ----------------------------------------------------------------------------
          12/31/01                  16080                             17314
          ----------------------------------------------------------------------------
                                    15993                             17232
          ----------------------------------------------------------------------------
                                    16681                             17879
          ----------------------------------------------------------------------------
                                    17642                             18898
          ----------------------------------------------------------------------------
          12/31/02                  17794                             19225
          ----------------------------------------------------------------------------
                                    18000                             19541
          ----------------------------------------------------------------------------
                                    18386                             20230
          ----------------------------------------------------------------------------
                                    18303                             20128
          ----------------------------------------------------------------------------
          12/31/03                  18263                             20122
          ----------------------------------------------------------------------------
                                    18690                             20742
          ----------------------------------------------------------------------------
                                    18203                             20085
          ----------------------------------------------------------------------------
           7/31/04                  18345                             20297
          ----------------------------------------------------------------------------

          THE CHART REFLECTS THE PERFORMANCE OF THE CLASS A SHARES. THE PERFORMANCE OF THE CLASS B SHARES AND THE CLASS I SHARES WILL BE GREATER OR LESS THAN THE LINE SHOWN IN THE ABOVE CHART BASED ON THE DIFFERENCES IN THE SALES CHARGES AND THE EXPENSES PAID BY SHAREHOLDERS INVESTING IN CLASS A SHARES, CLASS B SHARES, AND CLASS I SHARES.

          --------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
          --------------------------------------------------------
          As of                Since        1      5        10
          July 31, 2004      Inception    Year    Year     Year
          --------------------------------------------------------
          Class A Shares*     12/1/88    -1.26%   5.65%    6.26%
          --------------------------------------------------------
          Class B Shares**    9/16/97(1) -2.82%   5.40%    5.87%
          --------------------------------------------------------
          Class I Shares       9/2/97(1)  2.99%   6.67%    6.79%
          --------------------------------------------------------

          *    REFLECTS MAXIMUM 4.00% SALES CHARGE.
          **   REFLECTS APPLICABLE CONTINGENT DEFERRED SALES CHARGE (MAXIMUM
               5.00%).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER.TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

THE CHART AND TABLE ABOVE COMPARE A HYPOTHETICAL $10,000 INVESTMENT FROM 7/31/94 TO 7/31/04 IN THE INDICATED SHARE CLASS VERSUS A SIMILAR INVESTMENT IN THE FUND'S BENCHMARK.

THE PERFORMANCE OF THE AMSOUTH BOND FUND IS MEASURED AGAINST THE LEHMAN GOVERNMENT/CREDIT BOND INDEX, A WIDELY RECOGNIZED UNMANAGED BROAD-BASED INDEX REPRESENTATIVE OF THE TOTAL RETURN OF LONG-TERM GOVERNMENT AND CORPORATE BONDS. THE INDEX IS NOT AVAILABLE FOR INVESTMENT AND DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING. DURING THE PERIOD SHOWN, THE ADVISOR WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE QUOTED WOULD HAVE BEEN LOWER.

(1) PERFORMANCE FOR THE CLASS B AND CLASS I SHARES, WERE FIRST OFFERED ON 9/16/97 AND 9/2/97, RESPECTIVELY, ARE BASED ON THE HISTORICAL PERFORMANCE OF THE CLASS A SHARES (WITHOUT SALES CHARGE) PRIOR TO THAT DATE. THE HISTORICAL PERFORMANCE FOR THE CLASS B SHARES HAS BEEN RESTATED TO REFLECT THE CLASS B 12B-1 FEES AND THE CONTINGENT DEFERRED SALES CHARGE.

--------------------------------------------------------------------------------
AMSOUTH MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

Dorothy E.Thomas, CFA
Senior Vice President

AmSouth Bank
AmSouth Asset Management, Inc.

DOROTHY THOMAS HAS MORE THAN 20 YEARS OF EXPERIENCE AS AN INVESTMENT PORTFOLIO MANAGER. SHE HOLDS AN MBA AND A BA IN ECONOMICS AND SERVES AS MANAGER OF TAX-EXEMPT FIXED INCOME INVESTMENTS FOR AMSOUTH. SHE IS ALSO THE PORTFOLIO MANAGER FOR THE AMSOUTH FLORIDA TAX-EXEMPT FUND AND THE AMSOUTH TENNESSEE TAX-EXEMPT FUND.

INVESTMENT CONCERNS

THE FUND'S INCOME MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, DEPENDING ON YOUR TAX STATUS, THE FEDERAL ALTERNATIVE MINIMUM TAX.

BOND FUNDS WILL TEND TO EXPERIENCE SMALLER FLUCTUATIONS IN VALUE THAN STOCK FUNDS. HOWEVER, INVESTORS IN ANY BOND FUND SHOULD ANTICIPATE FLUCTUATIONS IN PRICE, ESPECIALLY FOR LONGER-TERM ISSUES AND IN ENVIRONMENTS OF RISING INTEREST RATES.

PORTFOLIO MANAGER'S PERSPECTIVE

"WITH THE AMSOUTH MUNICIPAL BOND FUND, WE CONCENTRATE ON HIGH-QUALITY MUNICIPAL BONDS--THOSE IN THE TOP THREE RATING CLASSES, OR OF COMPARABLE QUALITY. AS WITH OTHER AMSOUTH BOND FUNDS, WE STRIVE TO ACHIEVE STRONG RETURNS BY TAKING ADVANTAGE OF ANTICIPATED CHANGES IN INTEREST RATES."

--------------------------------------------------------------------------------
Q&A
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED JULY 31, 2004?

A. The Fund delivered a total return of 2.93% (Class A Shares at NAV) during the period. In comparison, the Fund's benchmark the Merrill Lynch 1-12-Year Municipal Bond Index returned 5.31%.

Q. WHAT FACTORS AFFECTED THE FUND DURING THE PERIOD?

A. Interest rates were very low at the start of the period. We expected rates to rise as the expanding economy increased the likelihood of inflation, and therefore we maintained a shorter duration than that of the Fund's benchmark throughout the period. That strategy caused the Fund to forego some yield in exchange for a lower likelihood of capital losses if interest rates were to increase.

Interest rates were very volatile throughout the period as investors tried to make sense of conflicting data about the direction of the economy. Rates did rise, but not as quickly or as dramatically as we had anticipated. What's more, rates on short-term securities increased more than yields on longer-term issues. The Fund's relatively short duration hurt performance against the benchmark in that environment.

We maintained the Fund's high credit quality during the period. High-quality securities provided the best protection for shareholders' capital during a period in which many municipalities suffered from declining revenues. The Fund's high-quality focus hurt relative performance during the first six months of the period, but helped relative returns during the six months through July.+

+  THE FUND'S PORTFOLIO IS CURRENT TO JULY 31, 2004 AND SUBJECT TO CHANGE.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER.TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

--------------------------------------------------------------------------------
                                                     AMSOUTH MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

          ----------------------------------------------------------------------
          VALUE OF A $10,000 INVESTMENT
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------------------------------------
                     AmSouth Tennessee Tax-Exempt Fund (Class A
                     Shares)*                                     Merrill Lynch 1-12-Year Municipal Bond Index
          ----------------------------------------------------------------------------------------------------
           7/31/94                       9600                                           10000
          ----------------------------------------------------------------------------------------------------
                                         9505                                            9912
          ----------------------------------------------------------------------------------------------------
          12/31/94                       9352                                            9848
          ----------------------------------------------------------------------------------------------------
                                         9904                                           10311
          ----------------------------------------------------------------------------------------------------
                                        10030                                           10628
          ----------------------------------------------------------------------------------------------------
                                        10245                                           10833
          ----------------------------------------------------------------------------------------------------
          12/31/95                      10605                                           11167
          ----------------------------------------------------------------------------------------------------
                                        10393                                           11170
          ----------------------------------------------------------------------------------------------------
                                        10388                                           11227
          ----------------------------------------------------------------------------------------------------
                                        10520                                           11445
          ----------------------------------------------------------------------------------------------------
          12/31/96                      10752                                           11685
          ----------------------------------------------------------------------------------------------------
                                        10655                                           11680
          ----------------------------------------------------------------------------------------------------
                                        10921                                           12015
          ----------------------------------------------------------------------------------------------------
                                        11221                                           12321
          ----------------------------------------------------------------------------------------------------
          12/31/97                      11518                                           12584
          ----------------------------------------------------------------------------------------------------
                                        11563                                           12726
          ----------------------------------------------------------------------------------------------------
                                        11653                                           12888
          ----------------------------------------------------------------------------------------------------
                                        11995                                           13269
          ----------------------------------------------------------------------------------------------------
          12/31/98                      12008                                           13372
          ----------------------------------------------------------------------------------------------------
                                        12030                                           13466
          ----------------------------------------------------------------------------------------------------
                                        11745                                           13237
          ----------------------------------------------------------------------------------------------------
                                        11740                                           13354
          ----------------------------------------------------------------------------------------------------
          12/31/99                      11640                                           13371
          ----------------------------------------------------------------------------------------------------
                                        11835                                           13594
          ----------------------------------------------------------------------------------------------------
                                        11977                                           13820
          ----------------------------------------------------------------------------------------------------
                                        12191                                           14132
          ----------------------------------------------------------------------------------------------------
          12/31/00                      12647                                           14660
          ----------------------------------------------------------------------------------------------------
                                        12873                                           15034
          ----------------------------------------------------------------------------------------------------
                                        12886                                           15147
          ----------------------------------------------------------------------------------------------------
                                        13198                                           15578
          ----------------------------------------------------------------------------------------------------
          12/31/01                      13077                                           15414
          ----------------------------------------------------------------------------------------------------
                                        13112                                           15547
          ----------------------------------------------------------------------------------------------------
                                        13625                                           16207
          ----------------------------------------------------------------------------------------------------
                                        14155                                           17001
          ----------------------------------------------------------------------------------------------------
          12/31/02                      14179                                           17029
          ----------------------------------------------------------------------------------------------------
                                        14252                                           17190
          ----------------------------------------------------------------------------------------------------
                                        14509                                           17653
          ----------------------------------------------------------------------------------------------------
                                        14524                                           17686
          ----------------------------------------------------------------------------------------------------
          12/31/03                      14550                                           17849
          ----------------------------------------------------------------------------------------------------
                                        14665                                           18113
          ----------------------------------------------------------------------------------------------------
                                        14389                                           17701
          ----------------------------------------------------------------------------------------------------
           7/31/04                      14500                                           17892
          ----------------------------------------------------------------------------------------------------

          THE CHART REFLECTS THE PERFORMANCE OF THE CLASS A SHARES. THE PERFORMANCE OF THE CLASS B SHARES AND THE CLASS I SHARES WILL BE GREATER OR LESS THAN THE LINE SHOWN IN THE ABOVE CHART BASED ON THE DIFFERENCES IN THE SALES CHARGES AND THE EXPENSES PAID BY SHAREHOLDERS INVESTING IN CLASS A SHARES, CLASS B SHARES, AND CLASS I SHARES.

          --------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
          --------------------------------------------------------
          As of                Since        1      5        10
          July 31, 2004      Inception    Year    Year     Year
          --------------------------------------------------------
          Class A Shares*      7/1/97(1) -1.19%   3.91%    4.23%
          --------------------------------------------------------
          Class B Shares**     2/3/99(2) -2.81%   3.61%    3.75%
          --------------------------------------------------------
          Class I Shares       9/2/97(2)  3.08%   4.93%    4.76%
          --------------------------------------------------------

          *    REFLECTS MAXIMUM 4.00% SALES CHARGE.
          **   REFLECTS APPLICABLE CONTINGENT DEFERRED SALES CHARGE (MAXIMUM
               5.00%).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER.TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

THE CHART AND TABLE ABOVE REPRESENTS A COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT FROM 7/31/94 TO 7/31/04 IN THE INDICATED SHARE CLASS VERSUS A SIMILAR INVESTMENT IN THE FUND'S BENCHMARK.

THE PERFORMANCE OF THE AMSOUTH MUNICIPAL BOND FUND IS MEASURED AGAINST THE MERRILL LYNCH 1-12-YEAR MUNICIPAL BOND INDEX, A WIDELY RECOGNIZED UNMANAGED INDEX GENERALLY REPRESENTATIVE OF MUNICIPAL BONDS WITH INTERMEDIATE MATURITIES OF NO LESS THAN ONE YEAR AND NO MORE THAN TWELVE YEARS. THE INDEX IS NOT AVAILABLE FOR INVESTMENT AND DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING. DURING THE PERIOD SHOWN, THE ADVISOR WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE QUOTED WOULD HAVE BEEN LOWER.

(1) THE FUND COMMENCED OPERATIONS ON 7/1/97, THROUGH A TRANSFER OF ASSETS FROM CERTAIN COLLECTIVE TRUST FUND ("COMMINGLED") ACCOUNTS ADVISED BY AMSOUTH BANK USING SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND METHODOLOGIES AS THE FUND. THE QUOTED PERFORMANCE OF THE FUND INCLUDES PERFORMANCE OF THE PREDECESSOR FUND AND THE COMMINGLED ACCOUNTS FOR PERIODS DATING BACK TO 7/31/94 AND PRIOR TO THE FUND'S COMMENCEMENT OF OPERATIONS, RESTATED TO REFLECT THE EXPENSES ASSOCIATED WITH THE FUND. THE COMMINGLED ACCOUNTS WERE NOT REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND, THEREFORE, WERE NOT SUBJECT TO THE INVESTMENT RESTRICTIONS IMPOSED BY LAW ON REGISTERED MUTUAL FUNDS. IF THE COMMINGLED ACCOUNTS HAD BEEN REGISTERED, THEIR PERFORMANCE MAY HAVE BEEN ADVERSELY AFFECTED.

(2) PERFORMANCE FOR THE CLASS B AND CLASS I SHARES, WHICH WERE FIRST OFFERED ON 2/3/99 AND 9/2/97, RESPECTIVELY, ARE BASED ON THE HISTORICAL PERFORMANCE OF THE CLASS A SHARES, INCLUDING THE PERFORMANCE OF THE COMMINGLED ACCOUNTS, (WITHOUT SALES CHARGE) PRIOR TO THAT DATE. THE COMMINGLED ACCOUNTS WERE MANAGED USING SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND METHODOLOGIES AS THE FUND. THE HISTORICAL PERFORMANCE FOR THE CLASS B SHARES HAS BEEN RESTATED TO REFLECT THE CLASS B 12B-1 FEES AND THE CONTINGENT DEFERRED SALES CHARGE.

--------------------------------------------------------------------------------
AMSOUTH FLORIDA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

Dorothy E.Thomas, CFA
Senior Vice President

AmSouth Bank
AmSouth Asset Management, Inc.

DOROTHY THOMAS HAS MORE THAN 20 YEARS OF EXPERIENCE AS AN INVESTMENT PORTFOLIO MANAGER. SHE HOLDS AN MBA AND A BA IN ECONOMICS AND SERVES AS MANAGER OF TAX-EXEMPT FIXED INCOME INVESTMENTS FOR AMSOUTH. SHE ALSO IS THE PORTFOLIO MANAGER FOR THE AMSOUTH MUNICIPAL BOND FUND AND THE AMSOUTH TENNESSEE TAX-EXEMPT FUND.

INVESTMENT CONCERNS

THE GEOGRAPHICAL CONCENTRATION OF PORTFOLIO HOLDINGS IN THIS FUND MAY INVOLVE INCREASED RISK.

THE FUND'S INCOME MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, DEPENDING ON YOUR TAX STATUS, THE FEDERAL ALTERNATIVE MINIMUM TAX.

BOND FUNDS WILL TEND TO EXPERIENCE SMALLER FLUCTUATIONS IN VALUE THAN STOCK FUNDS. HOWEVER, INVESTORS IN ANY BOND FUND SHOULD ANTICIPATE FLUCTUATIONS IN PRICE, ESPECIALLY FOR LONGER-TERM ISSUES AND IN ENVIRONMENTS OF RISING INTEREST RATES.

PORTFOLIO MANAGER'S PERSPECTIVE

"THE AMSOUTH FLORIDA TAX-EXEMPT FUND HAS A PORTFOLIO OF HIGH-QUALITY ISSUES IN A FAST-GROWING STATE WITH A STRONG ECONOMIC BASE. INTEREST ON THE BONDS IS EXEMPT FROM BOTH FEDERAL INCOME TAX AND THE FLORIDA INTANGIBLES TAX.THIS PORTFOLIO IS MANAGED TO POTENTIALLY BENEFIT FROM ANTICIPATED INTEREST RATE MOVES."

--------------------------------------------------------------------------------
Q&A
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED JULY 31, 2004?

A. The Fund delivered a total return of 2.89% (Class A Shares at NAV). That compared to a 5.31% return for the Fund's benchmark, the Merrill Lynch 1-12-Year Municipal Bond Index.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. Interest rates were very low at the beginning of the period. We expected rates to rise as economic growth increased the likelihood of higher inflation, and we held the Fund's average duration shorter than that of its benchmark throughout the period. Interest rates were volatile and did rise during the 12-month period, but not as rapidly as we had expected. Moreover, yields on short-term bonds increased more than yields on longer-term issues. The Fund's relatively short duration caused it to lag the benchmark in that environment.

Many municipalities struggled with weak revenues during this period. We focused the Fund's portfolio in high-quality bonds to protect shareholders' principal. That emphasis on high-quality issues hurt performance against the Fund's benchmark during the first half of the period, as low-quality issues benefited from an improving economic outlook, but boosted relative returns during the six months through July.+

+  THE FUND'S PORTFOLIO IS CURRENT TO JULY 31, 2004 AND SUBJECT TO CHANGE.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER.TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

--------------------------------------------------------------------------------
                                                 AMSOUTH FLORIDA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

          ----------------------------------------------------------------------
          VALUE OF A $10,000 INVESTMENT
          ----------------------------------------------------------------------

          -------------------------------------------------------------------------------------------
                               AmSouth Florida Tax-Exempt Fund     Merrill Lynch 1-12-Year Municipal
                               (Class A Shares)*                   Bond Index
          -------------------------------------------------------------------------------------------
           9/30/94                    9597                                      10000
          -------------------------------------------------------------------------------------------
          12/31/94                    9497                                       9936
          -------------------------------------------------------------------------------------------
                                      9915                                      10403
          -------------------------------------------------------------------------------------------
                                     10149                                      10723
          -------------------------------------------------------------------------------------------
                                     10304                                      10929
          -------------------------------------------------------------------------------------------
          12/31/95                   10545                                      11266
          -------------------------------------------------------------------------------------------
                                     10512                                      11269
          -------------------------------------------------------------------------------------------
                                     10553                                      11327
          -------------------------------------------------------------------------------------------
                                     10722                                      11547
          -------------------------------------------------------------------------------------------
          12/31/96                   10925                                      11789
          -------------------------------------------------------------------------------------------
                                     10910                                      11784
          -------------------------------------------------------------------------------------------
                                     11163                                      12123
          -------------------------------------------------------------------------------------------
                                     11416                                      12431
          -------------------------------------------------------------------------------------------
          12/31/97                   11640                                      12696
          -------------------------------------------------------------------------------------------
                                     11736                                      12840
          -------------------------------------------------------------------------------------------
                                     11876                                      13003
          -------------------------------------------------------------------------------------------
                                     12204                                      13387
          -------------------------------------------------------------------------------------------
          12/31/98                   12273                                      13492
          -------------------------------------------------------------------------------------------
                                     12307                                      13586
          -------------------------------------------------------------------------------------------
                                     12079                                      13355
          -------------------------------------------------------------------------------------------
                                     12108                                      13473
          -------------------------------------------------------------------------------------------
          12/31/99                   12109                                      13491
          -------------------------------------------------------------------------------------------
                                     12326                                      13715
          -------------------------------------------------------------------------------------------
                                     12474                                      13944
          -------------------------------------------------------------------------------------------
                                     12709                                      14258
          -------------------------------------------------------------------------------------------
          12/31/00                   13122                                      14790
          -------------------------------------------------------------------------------------------
                                     13385                                      15168
          -------------------------------------------------------------------------------------------
                                     13437                                      15282
          -------------------------------------------------------------------------------------------
                                     13754                                      15717
          -------------------------------------------------------------------------------------------
          12/31/01                   13708                                      15552
          -------------------------------------------------------------------------------------------
                                     13764                                      15685
          -------------------------------------------------------------------------------------------
                                     14247                                      16351
          -------------------------------------------------------------------------------------------
                                     14802                                      17152
          -------------------------------------------------------------------------------------------
          12/31/02                   14863                                      17181
          -------------------------------------------------------------------------------------------
                                     14959                                      17343
          -------------------------------------------------------------------------------------------
                                     15243                                      17810
          -------------------------------------------------------------------------------------------
                                     15272                                      17844
          -------------------------------------------------------------------------------------------
          12/31/03                   15315                                      18008
          -------------------------------------------------------------------------------------------
                                     15433                                      18275
          -------------------------------------------------------------------------------------------
                                     15106                                      17858
          -------------------------------------------------------------------------------------------
           7/31/04                   15233                                      18052
          -------------------------------------------------------------------------------------------

          THE CHART REFLECTS THE PERFORMANCE OF THE CLASS A SHARES. THE PERFORMANCE OF THE CLASS B SHARES AND THE CLASS I SHARES WILL BE GREATER OR LESS THAN THE LINE SHOWN IN THE ABOVE CHART BASED ON THE DIFFERENCES IN THE SALES CHARGES AND THE EXPENSES PAID BY SHAREHOLDERS INVESTING IN CLASS A SHARES, CLASS B SHARES, AND CLASS I SHARES.

          --------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
          --------------------------------------------------------
          As of              Inception     1       5       Since
          July 31, 2004        Date       Year    Year   Inception
          --------------------------------------------------------
          Class A Shares*     9/30/94    -1.27%   3.78%    4.37%
          --------------------------------------------------------
          Class B Shares**    3/16/99(1) -2.85%   3.50%    3.90%
          --------------------------------------------------------
          Class I Shares       9/2/97(1)  3.14%   4.81%    4.93%
          --------------------------------------------------------

          *    REFLECTS MAXIMUM 4.00% SALES CHARGE.
          **   REFLECTS APPLICABLE CONTINGENT DEFERRED SALES CHARGE (MAXIMUM
               5.00%).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER.TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

THE CHART AND TABLE ABOVE COMPARE A HYPOTHETICAL $10,000 INVESTMENT FROM 9/30/94 TO 7/31/04 IN THE INDICATED SHARE CLASS VERSUS A SIMILAR INVESTMENT IN THE FUND'S BENCHMARK.

THE PERFORMANCE OF THE AMSOUTH FLORIDA TAX-EXEMPT FUND IS MEASURED AGAINST THE MERRILL LYNCH 1-12-YEAR MUNICIPAL BOND INDEX, A WIDELY RECOGNIZED UNMANAGED INDEX GENERALLY REPRESENTATIVE OF MUNICIPAL BONDS WITH INTERMEDIATE MATURITIES OF NO LESS THAN ONE YEAR AND NO MORE THAN TWELVE YEARS. THE INDEX IS NOT AVAILABLE FOR INVESTMENT AND DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING. DURING THE PERIOD SHOWN, THE ADVISOR WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE QUOTED WOULD HAVE BEEN LOWER.

(1) PERFORMANCE FOR THE CLASS B AND CLASS I SHARES, WHICH WERE FIRST OFFERED ON 3/16/99 AND 9/2/97, RESPECTIVELY, ARE BASED ON THE HISTORICAL PERFORMANCE OF THE CLASS A SHARES (WITHOUT SALES CHARGE) PRIOR TO THAT DATE. THE HISTORICAL PERFORMANCE FOR THE CLASS B SHARES HAS BEEN RESTATED TO REFLECT THE CLASS B 12B-1 FEES AND THE CONTINGENT DEFERRED SALES CHARGE.

--------------------------------------------------------------------------------
AMSOUTH TENNESSEE TAX-EXEMPT FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

Dorothy E.Thomas, CFA
Senior Vice President

AmSouth Bank
AmSouth Asset Management, Inc.

DOROTHY THOMAS HAS MORE THAN 20 YEARS OF EXPERIENCE AS AN INVESTMENT PORTFOLIO MANAGER. SHE HOLDS AN MBA AND A BA IN ECONOMICS AND SERVES AS MANAGER OF TAX-EXEMPT FIXED INCOME INVESTMENTS FOR AMSOUTH. SHE ALSO IS THE PORTFOLIO MANAGER FOR THE AMSOUTH MUNICIPAL BOND AND THE AMSOUTH FLORIDA TAX-EXEMPT FUND

INVESTMENT CONCERNS

THE GEOGRAPHICAL CONCENTRATION OF PORTFOLIO HOLDINGS IN THIS FUND MAY INVOLVE INCREASED RISK.

THE FUND'S INCOME MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, DEPENDING ON YOUR TAX STATUS, THE FEDERAL ALTERNATIVE MINIMUM TAX.

BOND FUNDS WILL TEND TO EXPERIENCE SMALLER FLUCTUATIONS IN VALUE THAN STOCK FUNDS. HOWEVER, INVESTORS IN ANY BOND FUND SHOULD ANTICIPATE FLUCTUATIONS IN PRICE, ESPECIALLY FOR LONGER-TERM ISSUES AND IN ENVIRONMENTS OF RISING INTEREST RATES.

PORTFOLIO MANAGER'S PERSPECTIVE

"THE AMSOUTH TENNESSEE TAX-EXEMPT FUND GENERATES INCOME THAT IS EXEMPT FROM BOTH FEDERAL AND THE STATE OF TENNESSEE INCOME TAX.THE FUND ONLY INVESTS IN SECURITIES IN THE TOP THREE RATING CLASSES, OR OF COMPARABLE QUALITY. AS WITH THE OTHER AMSOUTH BOND FUNDS, WE STRIVE TO ENHANCE LONG-TERM PERFORMANCE BY CAPITALIZING ON EXPECTED CHANGES IN INTEREST RATES."

--------------------------------------------------------------------------------
Q&A
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED JULY 31, 2004?

A. The Fund delivered a total return of 2.69% (Class A Shares at NAV). The Fund's benchmark, the Merrill Lynch 1-12-Year Municipal Bond Index, returned 5.31%.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD?

A. The Fund maintained a short average duration relative to its benchmark throughout the period. We took that defensive approach in anticipation of higher interest rates, which we believed would result from strong economic growth. Rates were very volatile during the period, however, as bond investors grappled with conflicting data about the direction of the economy and inflation. Interest rates did increase over the 12-month period as a whole, but not as much as we anticipated. Furthermore, the short end of the yield curve saw the largest increase. The Fund's short duration dragged on relative returns in that environment.

The Fund held primarily high-quality bonds throughout the period. Many municipalities were struggling with low revenues, and high-quality securities presented a better option for protecting shareholders' principal. This approach hurt the Fund's relative returns during the first half of the period, as lower-quality municipal issues delivered strong performance, but boosted relative performance during the six months through July.+

+  THE FUND'S PORTFOLIO IS CURRENT TO JULY 31, 2004 AND SUBJECT TO CHANGE.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER.TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

--------------------------------------------------------------------------------
                                               AMSOUTH TENNESSEE TAX-EXEMPT FUND
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

          ----------------------------------------------------------------------
          VALUE OF A $10,000 INVESTMENT
          ----------------------------------------------------------------------

          ---------------------------------------------------------------------------
            AmSouth Municipal Bond Fund (Class A   Merrill Lynch 1-12-Year Municipal
                     Shares)*                               Bond Index
          ---------------------------------------------------------------------------
           7/31/94                     9603                              10000
          ---------------------------------------------------------------------------
                                       9559                               9912
          ---------------------------------------------------------------------------
          12/31/94                     9481                               9848
          ---------------------------------------------------------------------------
                                       9834                              10311
          ---------------------------------------------------------------------------
                                      10055                              10628
          ---------------------------------------------------------------------------
                                      10254                              10833
          ---------------------------------------------------------------------------
          12/31/95                    10464                              11167
          ---------------------------------------------------------------------------
                                      10430                              11170
          ---------------------------------------------------------------------------
                                      10464                              11227
          ---------------------------------------------------------------------------
                                      10629                              11445
          ---------------------------------------------------------------------------
          12/31/96                    10828                              11685
          ---------------------------------------------------------------------------
                                      10762                              11680
          ---------------------------------------------------------------------------
                                      11038                              12015
          ---------------------------------------------------------------------------
                                      11278                              12321
          ---------------------------------------------------------------------------
          12/31/97                    11497                              12584
          ---------------------------------------------------------------------------
                                      11569                              12726
          ---------------------------------------------------------------------------
                                      11709                              12888
          ---------------------------------------------------------------------------
                                      12060                              13269
          ---------------------------------------------------------------------------
          12/31/98                    12120                              13372
          ---------------------------------------------------------------------------
                                      12166                              13466
          ---------------------------------------------------------------------------
                                      11897                              13237
          ---------------------------------------------------------------------------
                                      11972                              13354
          ---------------------------------------------------------------------------
          12/31/99                    11918                              13371
          ---------------------------------------------------------------------------
                                      12117                              13594
          ---------------------------------------------------------------------------
                                      12264                              13820
          ---------------------------------------------------------------------------
                                      12524                              14132
          ---------------------------------------------------------------------------
          12/31/00                    12969                              14660
          ---------------------------------------------------------------------------
                                      13274                              15034
          ---------------------------------------------------------------------------
                                      13335                              15147
          ---------------------------------------------------------------------------
                                      13663                              15578
          ---------------------------------------------------------------------------
          12/31/01                    13552                              15414
          ---------------------------------------------------------------------------
                                      13616                              15547
          ---------------------------------------------------------------------------
                                      14117                              16207
          ---------------------------------------------------------------------------
                                      14652                              17001
          ---------------------------------------------------------------------------
          12/31/02                    14722                              17029
          ---------------------------------------------------------------------------
                                      14836                              17190
          ---------------------------------------------------------------------------
                                      15108                              17653
          ---------------------------------------------------------------------------
                                      15148                              17686
          ---------------------------------------------------------------------------
          12/31/03                    15180                              17849
          ---------------------------------------------------------------------------
                                      15313                              18113
          ---------------------------------------------------------------------------
                                      15020                              17701
          ---------------------------------------------------------------------------
           7/31/04                    15139                              17892
          ---------------------------------------------------------------------------

          THE CHART REFLECTS THE PERFORMANCE OF THE CLASS A SHARES. THE PERFORMANCE OF THE CLASS B SHARES AND THE CLASS I SHARES WILL BE GREATER OR LESS THAN THE LINE SHOWN IN THE ABOVE CHART BASED ON THE DIFFERENCES IN THE SALES CHARGES AND THE EXPENSES PAID BY SHAREHOLDERS INVESTING IN CLASS A SHARES, CLASS B SHARES, AND CLASS I SHARES.

          --------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
          --------------------------------------------------------
          As of                Since        1      5        10
          July 31, 2004      Inception    Year    Year     Year
          --------------------------------------------------------
          Class A Shares*     3/28/94    -1.41%   3.38%    3.79%
          --------------------------------------------------------
          Class B Shares**    2/24/98(1) -3.13%   3.08%    3.36%
          --------------------------------------------------------
          Class I Shares      10/3/97(1)  2.85%   4.38%    4.33%
          --------------------------------------------------------

          *    REFLECTS MAXIMUM 4.00% SALES CHARGE.
          **   REFLECTS APPLICABLE CONTINGENT DEFERRED SALES CHARGE (MAXIMUM
               5.00%).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS AND REDEMPTIONS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

THE CHART AND TABLE ABOVE COMPARE A HYPOTHETICAL $10,000 INVESTMENT FROM 7/31/94 TO 7/31/04 IN THE INDICATED SHARE CLASS VERSUS A SIMILAR INVESTMENT IN THE FUND'S BENCHMARK.

THE PERFORMANCE OF THE AMSOUTH TENNESSEE TAX-EXEMPT FUND IS MEASURED AGAINST THE MERRILL LYNCH 1-12-YEAR MUNICIPAL BOND INDEX, A WIDELY RECOGNIZED UNMANAGED INDEX GENERALLY REPRESENTATIVE OF MUNICIPAL BONDS WITH INTERMEDIATE MATURITIES OF NO LESS THAN ONE YEAR AND NO MORE THAN TWELVE YEARS. THE INDEX IS NOT AVAILABLE FOR INVESTMENT AND DOES NOT REFLECT FEES, BROKERAGE COMMISSION OR OTHER EXPENSES OF INVESTING. DURING THE PERIOD SHOWN, THE ADVISOR WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE QUOTED WOULD HAVE BEEN LOWER.

THE QUOTED RETURNS REFLECT THE PERFORMANCE FROM 3/28/94 TO 3/12/00 OF THE ISG TENNESSEE TAX-EXEMPT FUND, AN OPEN-END INVESTMENT COMPANY THAT WAS THE PREDECESSOR FUND TO THE AMSOUTH TENNESSEE TAX-EXEMPT FUND.

(1) PERFORMANCE FOR THE CLASS B AND CLASS I SHARES, WHICH WERE FIRST OFFERED ON 2/24/98 AND 10/3/97, RESPECTIVELY, ARE BASED ON THE HISTORICAL PERFORMANCE OF THE CLASS A SHARES, INCLUDING THE PERFORMANCE OF THE PREDECESSOR FUND AND COMMINGLED ACCOUNTS, (WITHOUT SALES CHARGE) PRIOR TO THAT DATE. THE PREDECESSOR FUND AND COMMINGLED ACCOUNTS WERE MANAGED USING SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND METHODOLOGIES AS THE FUND. THE HISTORICAL PERFORMANCE FOR THE CLASS B SHARES HAS BEEN RESTATED TO REFLECT THE CLASS B 12B-1 FEES AND THE CONTINGENT DEFERRED SALES CHARGE.

--------------------------------------------------------------------------------
AMSOUTH MONEY MARKET FUNDS
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Christine Taylor
Investment Officer

Kristie K. Jones
Investment Officer

AmSouth Bank
AmSouth Asset Management, Inc.

MS. TAYLOR MANAGES THE AMSOUTH MONEY MARKET MUTUAL FUNDS. SHE JOINED THE AMSOUTH ASSET MANAGEMENT DIVISION IN 2002 AFTER COMPLETING AMSOUTH BANK'S MANAGEMENT ASSOCIATE PROGRAM. PRIOR TO MOVING TO THE FIXED INCOME TEAM, SHE WAS A PORTFOLIO MANAGER WITH THE EQUITY TEAM AT AMSOUTH. SHE EARNED A B.S. IN FINANCE FROM THE UNIVERSITY OF SOUTH ALABAMA. CHRISTINE CURRENTLY HOLDS A SERIES 7, 63, AND 65 LICENSE AND IS A LEVEL II CANDIDATE FOR THE CHARTERED FINANCIAL ANALYST DESIGNATION.

MRS. JONES IS A JUNIOR PORTFOLIO MANAGER. SHE EARNED HER B.S. IN FINANCE WITH A CONCENTRATION IN REAL ESTATE FROM THE UNIVERSITY OF ALABAMA. SHE HOLDS HER SERIES 7 AND SERIES 66 LICENSES. MRS. JONES IS CURRENTLY A CANDIDATE FOR LEVEL II OF THE CHARTERED FINANCIAL ANALYST EXAM. INVESTMENT CONCERNS

INVESTMENTS CONCERNS

INVESTMENTS IN THE PRIME, THE TREASURY RESERVE, THE TAX-EXEMPT, AND THE INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUNDS ARE NEITHER INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

THE AMSOUTH TAX EXEMPT MONEY MARKET FUND'S INCOME MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, DEPENDING ON ONE'S TAX STATUS, THE FEDERAL ALTERNATIVE MINIMUM TAX.

--------------------------------------------------------------------------------
Q&A
--------------------------------------------------------------------------------

Q. WHAT FACTORS AFFECTED THE FUNDS' PERFORMANCE DURING THE 12-MONTH PERIOD ENDED JULY 31, 2004?

A. Short-term interest rates held steady at historically low levels throughout most of the period. We kept the Funds' average maturities near their benchmarks during this period of stable rates. We shortened the Funds' maturities in late spring, because we expected the Fed to raise short-term interest rates in order to forestall rising inflation. The Fed at its June 30 meeting did raise the Federal Funds rate, from 1.00% to 1.25%--the first increase in four years. Short-term rates rose leading up to that meeting, and the Funds' relatively short maturities helped performance against their benchmarks.

The Funds emphasize high-quality securities, and high-quality commercial paper was in short supply throughout the period. As a result of this shortage we increased the Funds' investments in repurchase agreements. Strong demand and weak supply of municipal issues during June and July caused the Tax-Exempt Money Market Fund's yield to increase less than the yields on the taxable Money Market Funds. The U.S. Treasury Money Market Fund merged with the Treasury Reserve Money Market Fund at the end of November.

o As of July 31, 2004, the Prime Obligations Fund's average maturity was 28 days, compared with 59 days on January 31, 2004 and 62 days on July 31, 2003.+

o As of July 31, 2004, the Tax-Exempt Fund's average maturity was 19 days, compared with 35 days on January 31, 2004 and 36 days on July 31, 2003.+

o As of July 31, 2004, the Treasury Reserve Fund's average maturity was 22 days, compared with 45 days on January 31, 2004 and 55 days on July 31, 2003.+

o As of July 31, 2004, the Institutional Prime Obligations Fund's average maturity was 29 days, compared with 64 days on January 31, 2004 and 56 days on July 31, 2003.+

+    THE FUND'S PORTFOLIO IS CURRENT TO JULY 31, 2004 AND SUBJECT TO CHANGE.

THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL 1-800-451-8382.

AMSOUTH FUNDS

ANNUAL REPORT
JULY 31, 2004

Investment Advisor                Distributor

AmSouth Asset Management, Inc.    BISYS Fund Services
1901 6th Avenue North             3435 Stelzer Road, Suite 1000
Suite 620                         Columbus OH 43219
Birmingham AL 35203

                                  Legal Counsel
Investment Subadvisors
                                  Kirkpatrick & Lockhart, LLP
OakBrook Investments, LLC         1800 Massachusetts Avenue, N.W.
701 Warrenville Road, Suite 135   Washington DC 20036
Lisle IL 60532
o Enhanced Market Fund
o Mid Cap Fund
o Select Equity Fund              Transfer Agent

                                  BISYS Fund Services Ohio, Inc.
Sawgrass Asset Management, LLC    3435 Stelzer Road, Suite 1000
1579 The Greens Way, Suite 20     Columbus OH 43219
Jacksonville FL 32250
o Small Cap Fund

                                   Auditors

Dimensional Fund Advisors, Inc.
1299 Ocean Avenue                 Ernst & Young, LLP
Santa Monica CA 90401             1100 Huntington Center
o International Equity Fund       41 South High Street
                                  Columbus OH 43215

                                                                            9/04
                                                                          ASO-OR

                                           -------------------------------------
                                                                     VALUE FUND
                                               Schedule of Portfolio Investments
                                           -------------------------------------
                                                                   July 31, 2004
                                           (amounts in thousands, except shares)

                                                            Shares         Value
                                                           --------      --------
COMMON STOCKS (99.1%)
ACE Ltd. ..........................................         159,229      $  6,463
AFLAC, Inc. .......................................         315,600        12,510
Alcoa, Inc. .......................................         335,000        10,730
American Electric Power Co., Inc. .................         230,194         7,161
American International Group, Inc. ................         192,000        13,565
Anadarko Petroleum Corp. ..........................         110,000         6,577
Archer-Daniels-Midland Co. ........................          78,600         1,213
Bank of America Corp. .............................         240,000        20,402
Becton, Dickinson & Co. ...........................         104,510         4,936
BellSouth Corp. ...................................         643,166        17,423
Black & Decker Corp. # ............................          77,000         5,383
Bristol-Myers Squibb Co. # ........................         570,306        13,060
Burlington Resources, Inc. ........................          33,900         1,294
Capital One Financial Corp. .......................          82,800         5,740
Carnival Corp. ....................................         170,000         7,924
ChevronTexaco Corp. ...............................         137,265        13,130
CIT Group, Inc. ...................................         551,660        19,176
Citigroup, Inc. ...................................         490,980        21,646
Colgate-Palmolive Co. .............................         200,000        10,640
Computer Associates International, Inc. # .........         243,900         6,156
ConocoPhillips ....................................         166,498        13,115
Costco Wholesale Corp. # ..........................         214,000         8,701
Devon Energy Corp. ................................          98,000         6,810
Dominion Resources, Inc. # ........................          92,746         5,886
Dow Chemical Co. ..................................          79,223         3,160
EMC Corp. (b) .....................................         756,500         8,299
Entergy Corp. .....................................         132,400         7,613
FedEx Corp. .......................................         110,400         9,040
Freddie Mac .......................................         134,835         8,671
Goldman Sachs Group, Inc. .........................          54,900         4,842
Halliburton Co. # .................................         258,187         8,197
Health Management Associates, Inc.,
  Class A .........................................          62,000         1,244
Hewlett-Packard Co. ...............................         834,748        16,820
Home Depot, Inc. ..................................         404,245        13,630
Honeywell International, Inc. .....................         150,118         5,646
IBM Corp. .........................................          62,135         5,410
Illinois Tool Works, Inc. # .......................          25,052         2,268
International Paper Co. ...........................          58,500         2,529
J.P. Morgan Chase & Co. ...........................         199,919         7,463
Kerr-McGee Corp. ..................................          68,988         3,622
Kohl's Corp. (b) ..................................          18,000           824
Limited Brands ....................................         315,881         6,457
Lockheed Martin Corp. .............................          10,000           530
McDonald's Corp. ..................................          78,724         2,165
MeadWestvaco Corp. ................................         125,649         3,752
MetLife, Inc. .....................................         276,271         9,855
Nike, Inc., Class B # .............................         129,800         9,438
Occidental Petroleum Corp. ........................          68,000         3,350
Office Depot, Inc. (b) ............................         237,000         3,887
Prudential Financial, Inc. ........................          93,184         4,339
Raytheon Co. ......................................         253,954         8,520
SBC Communications, Inc. ..........................         618,703        15,678
Simon Property Group, Inc. ........................          51,000         2,632
Sprint Corp. # ....................................         193,998         3,624


                                   Continued

                                                            Shares         Value
                                                           --------      --------
COMMON STOCKS, continued
St. Paul Cos., Inc. # .............................         346,226      $ 12,835
SunTrust Banks, Inc. # ............................          45,988         3,033
Texas Instruments, Inc. ...........................         263,151         5,613
Time Warner, Inc. (b) # ...........................         300,000         4,995
Tyco International, Ltd. # ........................         433,993        13,453
United Technologies Corp. .........................          65,752         6,148
Verizon Communications, Inc. ......................         108,966         4,200
Viacom, Inc., Class B .............................         311,500        10,463
Wachovia Corp. ....................................         124,500         5,517
Washington Mutual, Inc. ...........................         410,000        15,908
XL Capital, Ltd. ..................................          56,500         3,993
                                                                         --------
TOTAL COMMON STOCKS ...............................                       509,304
                                                                         --------
AFFILIATED SECURITIES (0.1%)
AmSouth Prime Money Market Fund ...................         468,664           469
AmSouth Treasury Reserve Money Market
  Fund ............................................          34,376            34
                                                                         --------
TOTAL AFFILIATED SECURITIES .......................                           503
                                                                         --------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (11.1%)
BNY Institutional Cash Reserve Fund ...............      56,798,162        56,798
                                                                         --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING ..............................                        56,798
                                                                         --------
TOTAL INVESTMENTS
  (Cost $448,515) (a) -- 110.3% ...................                       566,605
Liabilities in excess of other assets --
  (10.3%) .........................................                       (52,716)
                                                                         --------
NET ASSETS -- 100.0% ..............................                      $513,889
                                                                         ========

---------------
(a) Cost for federal income tax purposes is $452,448. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

    Unrealized appreciation .............    $122,432
    Unrealized depreciation .............      (8,275)
                                             --------
    Net unrealized appreciation .........    $114,157
                                             ========

(b) Represents non-income producing security.
# A portion or all of this security is on loan as of July 31, 2004. BNY -- Bank of New York

                                    Continued

-----------------------------------
VALUE FUND
Schedule of Portfolio Investments
-----------------------------------
July 31, 2004
(amounts in thousands, except shares)

The table below sets forth the diversification of the Value Fund investments by industry.

Industry Diversification                    Percent*
------------------------                    --------
Aerospace/Defense .......................     3.0%
Affiliated Securities ...................     0.1%
Apparel .................................     1.8%
Banking .................................     5.6%
Cash Equivalents ........................    11.1%
Chemicals -- Specialty ..................     0.6%
Computer Hardware .......................     4.3%
Computer Software & Services ............     2.8%
Consumer Goods ..........................     2.1%
Consumer Staples ........................     0.2%
Diversified Manufacturing ...............     4.2%
Entertainment ...........................     1.5%
Financial Services ......................    17.2%
Forest & Paper Products .................     1.2%
Health Care .............................     0.2%
Insurance ...............................    11.6%
Machinery & Equipment ...................     1.0%
Medical Products ........................     1.0%
Metals & Mining .........................     2.1%
Multimedia ..............................     3.0%
Oil & Gas Production & Services .........    10.9%
Pharmaceutical ..........................     2.5%
Real Estate .............................     0.5%
Restaurants .............................     0.4%
Retail ..................................     6.5%
Semiconductors ..........................     1.1%
Transportation & Shipping ...............     1.8%
Utilities -- Electric & Gas .............     4.0%
Utilities -- Telecommunications .........     8.0%
                                            -----
     Total Investments ..................   110.3%
                                            =====

*  Percentages indicated are based on net assets.


                       See notes to financial statements.


                                         ---------------------------------------
                                                              SELECT EQUITY FUND
                                               Schedule of Portfolio Investments
                                         ---------------------------------------
                                                                   July 31, 2004
                                           (amounts in thousands, except shares)

                                                       Shares          Value
                                                     ---------       ---------
COMMON STOCKS (99.1%)
American Power Conversion Corp. ..................     321,200       $  4,850
Automatic Data Processing, Inc. ..................     209,200          8,782
Briggs & Stratton Corp. ..........................      39,700          3,315
Gannett Co., Inc. ................................      93,700          7,790
General Mills, Inc. ..............................     124,900          5,608
Gillette Co. .....................................      87,100          3,395
H.J. Heinz Co. ...................................     152,900          5,640
Harley-Davidson, Inc. ............................      95,500          5,718
Home Depot, Inc. .................................     251,100          8,467
International Flavors & Fragrances, Inc. .........     143,900          5,258
J.M. Smucker Co. .................................      74,778          3,126
Kimberly-Clark Corp. .............................     123,600          7,920
McDonald's Corp. .................................     324,300          8,918
Pfizer, Inc. .....................................     108,020          3,452
Pitney Bowes, Inc. ...............................     208,100          8,782
Snap-on, Inc. ....................................      98,200          3,153
SYSCO Corp. ......................................     165,100          5,688
Tribune Co. ......................................     128,000          5,434
Walt Disney Co. ..................................     242,000          5,588
Waste Management, Inc. ...........................     286,160          8,053
                                                                     --------
TOTAL COMMON STOCKS ..............................                    118,937
                                                                     --------
AFFILIATED SECURITIES (1.8%)
AmSouth Prime Money Market Fund ..................   2,106,145          2,106
AmSouth Treasury Reserve Money
  Market Fund ....................................       1,763              2
                                                                     --------
TOTAL AFFILIATED SECURITIES ......................                      2,108
                                                                     --------
TOTAL INVESTMENTS
  (Cost $112,704) (a) -- 100.9%...................                    121,045
Liabilities in excess of other assets --
  (0.9)% .........................................                     (1,077)
                                                                     --------
NET ASSETS -- 100.0% .............................                   $119,968
                                                                     ========

---------------
(a) Represents cost for financial reporting purposes, and is the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

    Unrealized appreciation .............   $11,749
    Unrealized depreciation .............    (3,408)
                                            -------
    Net unrealized appreciation .........   $ 8,341
                                            =======

The table below sets forth the diversification of the Select Equity Fund investments by industry.


Industry Diversification           Percent*
------------------------           --------
Affiliated Securities ..........     1.8%
Consumer Discretionary .........    37.5%
Consumer Staples ...............    26.2%
Health Care ....................     2.9%
Industrials ....................    28.1%
Materials ......................     4.4%
                                   -----
     Total Investments .........   100.9%
                                   =====

*  Percentages indicated are based on net assets.

                       See notes to financial statements.

                                          --------------------------------------
                                                           ENHANCED MARKET FUND
                                               Schedule of Portfolio Investments
                                          --------------------------------------
                                                                   July 31, 2004
                                           (amounts in thousands, except shares)


                                                       Shares         Value
                                                       ------       --------
COMMON STOCKS (98.5%)
3M Co. ........................................        13,300       $  1,095
Abbott Laboratories ...........................        26,700          1,051
ACE Ltd. ......................................         9,700            394
ADC Telecommunications, Inc. (b) ..............        27,700             66
Adobe Systems, Inc. ...........................         4,100            173
Adolph Coors Co., Class B .....................         1,300             89
AES Corp. (b) .................................        10,100             97
Aetna, Inc. ...................................         5,200            446
AFLAC, Inc. ...................................         8,700            345
Agilent Technologies, Inc. (b) ................        16,500            393
Air Products and Chemicals, Inc. ..............         7,800            404
Alberto-Culver Co. ............................         3,050            142
Alcoa, Inc. ...................................        21,600            692
Allegheny Energy, Inc. (b) # ..................         2,000             30
Allegheny Technologies, Inc. ..................         1,300             26
Allergan, Inc. ................................         4,500            340
Allstate Corp. ................................        24,100          1,135
Altria Group, Inc. ............................        35,100          1,671
Ambac Financial Group, Inc. ...................         3,200            228
Amerada Hess Corp. ............................         1,500            125
Ameren Corp. ..................................         3,100            139
American Electric Power Co. ...................         6,620            206
American Express Co. ..........................        21,900          1,100
American International Group, Inc. ............        35,916          2,537
American Power Conversion Corp. ...............         3,400             51
American Standard Cos., Inc. (b) ..............         3,600            136
AmerisourceBergen Corp. .......................         1,900            103
Amgen, Inc. (b) ...............................        21,748          1,237
Anadarko Petroleum Corp. ......................         8,600            514
Analog Devices, Inc. ..........................        11,300            449
Anheuser-Busch Cos., Inc. .....................        13,900            721
Anthem, Inc. (b) # ............................         2,300            190
Apache Corp. ..................................        10,802            503
Apartment Investment & Management Co.,
  Class A .....................................         1,500             48
Apple Computer, Inc. (b) ......................         6,300            204
Applera Corp. -- Applied Biosystems Group .....         3,500             72
Applied Materials, Inc. (b) ...................        40,600            689
Applied Micro Circuits Corp. (b) ..............        10,700             39
Archer-Daniels-Midland Co. ....................        22,311            344
Ashland, Inc. .................................         2,400            125
AT&T Wireless Services, Inc. (b) ..............        46,721            675
Autodesk, Inc. ................................         3,800            153
Avaya, Inc. (b) ...............................        12,179            178
Avery Dennison Corp. ..........................         1,900            115
Avon Products, Inc. ...........................         8,100            348
Ball Corp. ....................................         1,900            137
Bank of America Corp. .........................        27,438          2,333
Bank of New York Co., Inc. ....................        26,600            764
Bausch & Lomb, Inc. ...........................           900             55
Baxter International, Inc. ....................        17,100            514
Becton, Dickinson & Co. .......................         8,700            411
BellSouth Corp. ...............................        40,300          1,092
Bemis Co., Inc. ...............................         1,800             48
Best Buy Co., Inc. ............................         9,800            472
Big Lots, Inc. (b) # ..........................         2,000             24
BJ Services Co. (b) ...........................         4,600            228


                                   Continued

                                                       Shares          Value
                                                      -------       ---------
COMMON STOCKS, continued
Black & Decker Corp. # ........................         2,600       $    182
BMC Software, Inc. (b) ........................         7,700            121
Boeing Co. ....................................        21,800          1,106
Boise Cascade Corp. ...........................         3,000             97
Boston Scientific Corp. (b) ...................        14,300            547
Bristol-Myers Squibb Co. # ....................        42,500            973
Broadcom Corp., Class A (b) ...................        10,300            364
Brunswick Corp. ...............................         3,300            129
Burlington Resources, Inc. ....................        13,600            519
C.R. Bard, Inc. ...............................         3,600            199
Calpine Corp. (b) # ...........................         6,700             26
Caterpillar, Inc. .............................        11,300            830
CenterPoint Energy, Inc. ......................         4,900             57
Centex Corp. ..................................         3,900            165
CenturyTel, Inc. ..............................         4,800            149
Charter One Financial, Inc. ...................         6,354            282
ChevronTexaco Corp. ...........................        18,219          1,743
Chubb Corp. ...................................         6,500            447
CIENA Corp. (b) ...............................        19,600             55
CIGNA Corp. ...................................         4,100            254
Cinergy Corp. .................................         2,900            111
Circuit City Stores, Inc. .....................         7,200            102
Cisco Systems, Inc. (b) .......................       139,700          2,913
Citigroup, Inc. ...............................        97,666          4,305
Citrix Systems, Inc. (b) ......................         5,800            102
Clorox Co. ....................................         7,300            363
CMS Energy Corp. (b) ..........................         2,600             23
Coca-Cola Co. .................................        46,200          2,026
Colgate-Palmolive Co. .........................        13,000            692
Comcast Corp., Class A (b) ....................        15,512            425
Comerica, Inc. ................................         2,900            170
Compuware Corp. (b) ...........................        13,300             66
ConocoPhillips ................................        20,064          1,580
Consolidated Edison, Inc. .....................         4,100            168
Constellation Energy Group ....................         2,800            108
Convergys Corp. (b) ...........................         4,900             65
Cooper Industries, Ltd., Class A ..............         3,200            182
Cooper Tire & Rubber Co. ......................         1,100             26
Corning, Inc. (b) .............................        47,000            581
Countrywide Financial Corp. ...................         4,750            342
CSX Corp. .....................................         6,200            194
Cummins, Inc. .................................         1,500            104
Dana Corp. ....................................         2,600             50
Darden Restaurants, Inc. ......................         2,850             61
Deere & Co. ...................................         8,500            534
Dell, Inc. (b) ................................        43,200          1,532
Delta Air Lines, Inc. (b) # ...................         2,100             11
Devon Energy Corp. ............................         4,000            278
Dillard's, Inc., Class A ......................         1,400             32
Dollar General Corp. ..........................         9,800            189
Dominion Resources, Inc. ......................         5,604            356
Dover Corp. ...................................         6,500            258
Dow Chemical Co. ..............................        26,600          1,060
DTE Energy Co. ................................         2,800            112
Duke Energy Corp. .............................        15,200            327
Dynergy, Inc., Class A (b) # ..................         5,900             25
E*TRADE Financial Corp. (b) ...................         6,300             70


                                   Continued

--------------------------------------
ENHANCED MARKET FUND
Schedule of Portfolio Investments
--------------------------------------
July 31, 2004
(amounts in thousands, except shares)


                                                          Shares         Value
                                                         -------       ---------
COMMON STOCKS, continued
E.I. du Pont de Nemours & Co. ....................        31,578       $  1,353
Eaton Corp. ......................................         4,300            278
eBay, Inc. (b) ...................................         4,400            345
Ecolab, Inc. .....................................         4,400            134
Edison International .............................         5,500            147
El Paso Energy Corp. # ...........................         9,853             78
Electronic Arts, Inc. (b) ........................         5,000            251
Eli Lilly & Co. ..................................        10,500            669
EMC Corp. (b) ....................................        83,662            918
Emerson Electric Co. .............................        13,300            807
Engelhard Corp. ..................................         4,300            126
Entergy Corp. ....................................         3,800            219
Equity Office Properties Trust ...................         6,700            174
Equity Residential Property ......................         4,500            133
Exelon Corp. .....................................        11,350            395
Exxon Mobil Corp. ................................       126,164          5,841
Family Dollar Stores, Inc. .......................         5,900            164
Fannie Mae .......................................        16,600          1,178
Federated Department Stores, Inc. ................         5,000            240
Federated Investors, Inc., Class B ...............         3,700            104
FedEx Corp. ......................................        10,300            843
First Data Corp. .................................        20,110            897
FirstEnergy Corp. ................................         5,497            215
Fiserv, Inc. (b) .................................         3,300            113
Forest Laboratories, Inc. (b) ....................        12,700            639
Fortune Brands, Inc. .............................         5,000            361
FPL Group, Inc. # ................................         3,100            209
Franklin Resources, Inc. .........................         8,500            410
Freddie Mac ......................................        21,900          1,408
Freeport-McMoRan Copper & Gold, Inc.,
  Class B ........................................         5,500            192
Gannett Co., Inc. ................................         4,600            382
Gateway, Inc. (b) ................................         5,100             23
General Dynamics Corp. ...........................         6,800            672
General Electric Co. .............................       192,200          6,392
Gillette Co. .....................................         2,100             82
Golden West Financial Corp. ......................         2,600            278
Goldman Sachs Group, Inc. ........................        12,800          1,129
Goodrich Corp. ...................................         4,000            129
Goodyear Tire & Rubber Co. (b) ...................         3,000             33
Great Lakes Chemical Corp. .......................           900             22
Guidant Corp. ....................................        10,800            597
H & R Block, Inc. ................................         5,600            275
H.J. Heinz Co. ...................................        12,000            443
Harrah's Entertainment, Inc. .....................         1,900             88
Hartford Financial Services Group ................         5,000            326
Hasbro, Inc. .....................................         2,800             51
Hercules, Inc. (b) ...............................         1,800             21
Hewlett-Packard Co. ..............................        78,711          1,586
Home Depot, Inc. .................................        38,100          1,285
Honeywell International, Inc. ....................        29,400          1,107
Hospira, Inc. (b) ................................         2,680             69
Humana, Inc. (b) .................................         5,500            100
Huntington Bancshares, Inc. ......................         3,900             95
IBM Corp. ........................................        31,400          2,733
IMS Health, Inc. .................................         7,200            175
Ingersoll Rand Co. ...............................         6,000            412


                                   Continued

                                                          Shares         Value
                                                         -------       ---------
COMMON STOCKS, continued
Intel Corp. ......................................       118,800       $  2,895
International Flavors & Fragrances, Inc. .........         3,200            117
ITT Industries, Inc. .............................         2,900            232
J.C. Penney Co., Inc., Holding Co. ...............         4,900            196
J.P. Morgan Chase & Co., Inc. ....................        61,024          2,278
Jabil Circuit, Inc. (b) ..........................         6,700            146
JDS Uniphase Corp. (b) # .........................        43,100            149
Johnson & Johnson ................................        50,800          2,808
Johnson Controls, Inc. ...........................         6,500            367
Jones Apparel Group, Inc. ........................         4,200            157
KB Home ..........................................         1,600            102
KeySpan Corp. ....................................         2,600             94
Kimberly-Clark Corp. .............................        12,100            775
Kinder Morgan, Inc. ..............................         2,000            120
King Pharmaceuticals, Inc. (b) ...................         8,266             93
KLA-Tencor Corp. (b) .............................         5,000            206
Kohl's Corp. (b) .................................        11,700            535
Leggett & Platt, Inc. ............................         6,600            179
Lehman Brothers Holdings, Inc. ...................         7,700            540
Limited Brands ...................................        13,052            267
Lincoln National Corp. ...........................         5,500            240
Linear Technology Corp. ..........................         5,300            207
Liz Claiborne, Inc. ..............................         3,800            138
Lockheed Martin Corp. ............................         7,700            408
Loews Corp. ......................................         6,300            357
Louisiana-Pacific Corp. ..........................         1,900             45
Lowe's Cos., Inc. ................................        17,600            857
LSI Logic Corp. (b) ..............................        13,100             67
Lucent Technologies, Inc. (b) # ..................        73,400            224
M&T Bank Corp. ...................................         4,100            382
Manor Care, Inc. .................................         1,500             47
Marathon Oil Corp. ...............................        11,800            445
Marsh & McLennan Cos., Inc. ......................        17,900            794
Marshall & Ilsley Corp. ..........................         6,600            254
Masco Corp. ......................................         7,700            233
Mattel, Inc. .....................................        11,400            200
MBNA Corp. .......................................        38,250            944
McDonald's Corp. .................................        30,100            828
McGraw Hill Cos., Inc. ...........................         6,200            465
McKesson Corp. ...................................         7,900            254
MeadWestvaco Corp. ...............................         6,800            203
Medco Health Solutions, Inc. (b) .................         4,574            139
MedImmune, Inc. (b) ..............................         7,300            168
Medtronic, Inc. ..................................        28,400          1,411
Mellon Financial Corp. ...........................        14,600            401
Merck & Co., Inc. ................................        42,900          1,946
Meredith Corp. ...................................         1,700             90
Merrill Lynch & Co., Inc. ........................        20,500          1,019
MetLife, Inc. ....................................        25,900            924
Micron Technology, Inc. (b) ......................        10,400            141
Microsoft Corp. ..................................       162,400          4,621
Millipore Corp. (b) ..............................         1,700             90
Monsanto Co. .....................................         7,131            259
Moody's Corp. ....................................         2,600            177
Morgan Stanley ...................................        23,100          1,140
Motorola, Inc. ...................................        71,100          1,133
Mylan Laboratories, Inc. .........................         8,400            124

                                   Continued

                                          --------------------------------------
                                                           ENHANCED MARKET FUND
                                               Schedule of Portfolio Investments
                                          --------------------------------------
                                                                   July 31, 2004
                                           (amounts in thousands, except shares)

                                                         Shares         Value
                                                        -------       --------
COMMON STOCKS, continued
Nabors Industries, Ltd. (b) .....................         2,400       $    112
National City Corp. .............................        10,600            387
National Semiconductor Corp. (b) ................        10,100            173
New York Times Co., Class A .....................         4,300            179
Newmont Mining Corp. ............................        13,300            538
Nicor, Inc. .....................................           700             23
NIKE, Inc., Class B .............................         9,100            662
NiSource, Inc. ..................................         4,400             91
Noble Corp. (b) .................................         4,600            178
Nordstrom, Inc. .................................         4,300            189
Norfolk Southern Corp. ..........................        13,400            358
North Fork Bancorporation, Inc. .................         2,900            113
Northern Trust Corp. ............................         6,400            257
Novell, Inc. (b) ................................        13,300             91
Novellus Systems, Inc. (b) ......................         5,000            135
NVIDIA Corp. (b) ................................         5,700             88
Office Depot, Inc. (b) ..........................         5,300             87
Omnicom Group, Inc. .............................         3,300            238
Oracle Corp. (b) ................................        88,900            934
Pactiv Corp. (b) ................................         5,300            125
Pall Corp. ......................................         2,100             49
Parametric Technology Corp. (b) .................         4,200             19
Parker Hannifin Corp. ...........................         3,700            212
Peoples Energy Corp. ............................           600             23
Peoplesoft, Inc. (b) ............................         6,100            110
Pepsi Bottling Group, Inc. ......................         8,800            245
PepsiCo, Inc. ...................................        33,390          1,670
PerkinElmer, Inc. ...............................         4,400             77
Pfizer, Inc. ....................................       137,273          4,387
PG&E Corp. (b) # ................................         7,000            200
Phelps Dodge Corp. ..............................         2,900            226
Pinnacle West Capital Corp. .....................         1,500             61
Pitney Bowes, Inc. ..............................         4,000            169
Plum Creek Timber Co., Inc. .....................         6,300            198
PMC-Sierra, Inc. (b) # ..........................         3,000             36
PNC Financial Services Group ....................         4,700            238
Power-One, Inc. (b) .............................         1,300             11
PPG Industries, Inc. ............................         5,900            348
PPL Corp. .......................................         2,950            137
Praxair, Inc. ...................................        11,100            438
Principal Financial Group, Inc. .................         5,400            184
Procter & Gamble Co. ............................        48,300          2,519
Progress Energy, Inc. ...........................         4,137            174
Progress Energy, Inc., CVO (b) ..................           500             --*
Progressive Corp. ...............................         3,700            283
ProLogis ........................................         2,900             99
Providian Financial Corp. (b) ...................         4,900             68
Prudential Financial, Inc. ......................         9,100            424
Public Service Enterprise Group, Inc. ...........         3,900            152
Pulte Homes, Inc. ...............................         2,200            120
QLogic Corp. (b) ................................         1,600             39
Qualcomm, Inc. ..................................        13,900            960
Qwest Communications International,
  Inc. (b) ......................................        51,100            199
R.R. Donnelley & Sons Co. .......................         7,500            238
Reebok International, Ltd. ......................         2,000             68
Regions Financial Corp. .........................        11,571            344


                                    Continued

                                                         Shares         Value
                                                        -------       --------
COMMON STOCKS, continued
Rockwell Automation .............................         5,300       $    198
Rockwell Collins, Inc. ..........................         3,000            103
Rohm & Haas Co. .................................         6,200            243
Rowan Cos., Inc. (b) ............................         3,600             88
Ryder System, Inc. ..............................         2,200             94
Sabre Holdings Corp. ............................         2,400             61
Sara Lee Corp. ..................................        13,500            296
SBC Communications, Inc. ........................        72,080          1,826
Schlumberger Ltd. ...............................        10,000            643
Scientific-Atlanta, Inc. ........................         4,900            151
Seagate Technology, Inc., Escrow Shares (b) .....         2,400             --*
Sempra Energy ...................................         3,800            136
Sherwin-Williams Co. ............................         5,000            202
Siebel Systems, Inc. (b) ........................        15,700            127
Simon Property Group, Inc. ......................         3,500            181
Snap-on, Inc. ...................................         1,000             32
Solectron Corp. (b) .............................        28,200            155
Southern Co. ....................................        12,300            360
St. Jude Medical, Inc. (b) ......................         6,000            409
Starwood Hotels & Resorts Worldwide, Inc. .......         3,300            149
Sun Microsystems, Inc. (b) ......................       113,900            450
Sunoco, Inc. ....................................         2,600            177
SUPERVALU, Inc. .................................         2,300             66
Symbol Technologies, Inc. .......................         8,100            106
Target Corp. ....................................         1,300             57
TECO Energy, Inc. ...............................         3,000             39
Tektronix, Inc. .................................         2,900             88
Temple-Inland, Inc. .............................         1,900            130
Teradyne, Inc. (b) ..............................         6,700            115
Texas Instruments, Inc. .........................        38,900            830
Textron, Inc. ...................................         2,400            147
Thermo Electron Corp. (b) .......................         5,400            139
Thomas & Betts Corp. ............................           900             24
Tiffany & Co. ...................................         4,700            168
Time Warner, Inc. (b) ...........................        78,100          1,299
Toys "R" Us, Inc. (b) ...........................         7,300            120
Tribune Co. .....................................        10,600            450
TXU Corp. .......................................         5,300            210
Tyco International, Ltd. # ......................        34,069          1,056
U.S. Bancorp ....................................        47,707          1,350
Union Pacific Corp. .............................         8,900            501
Unisys Corp. (b) ................................        11,300            116
United Parcel Service, Inc., Class B ............        10,900            784
United States Steel Corp. .......................         3,900            149
United Technologies Corp. .......................        13,000          1,217
UnitedHealth Group, Inc. ........................        10,700            673
Unocal Corp. ....................................         7,500            291
V.F. Corp. ......................................         3,800            190
Valero Energy Corp. .............................         2,200            165
Veritas Software Corp. (b) ......................         7,300            139
Verizon Communications ..........................        53,706          2,069
Viacom, Inc., Class B ...........................        45,224          1,518
Visteon Corp. ...................................         2,091             21
W. W. Grainger, Inc. ............................         3,100            164
Wachovia Corp. ..................................         8,600            381
Wal-Mart Stores, Inc. ...........................        81,500          4,321
Walgreen Co. ....................................           300             11

                                    Continued

--------------------------------------
ENHANCED MARKET FUND
Schedule of Portfolio Investments
--------------------------------------
July 31, 2004
(amounts in thousands, except shares)


                                                  Shares         Value
                                                ---------       -------
COMMON STOCKS, continued
Walt Disney Co. .............................      49,800       $  1,150
Waters Corp. (b) ............................       3,800            167
Watson Pharmaceuticals, Inc. (b) ............       3,700             93
WellPoint Health Networks, Inc. (b) .........       2,700            273
Wells Fargo & Co. ...........................      28,800          1,653
Wendy's International, Inc. .................       3,900            140
Weyerhaeuser Co. ............................       8,300            515
Whirlpool Corp. .............................       1,200             75
Williams Cos., Inc. .........................       8,700            106
Winn-Dixie Stores, Inc. .....................       2,400             15
Worthington Industries, Inc. ................       1,400             29
Wyeth .......................................      29,100          1,030
Xcel Energy, Inc. # .........................       6,685            114
Xilinx, Inc. ................................       5,700            168
Yahoo!, Inc. (b) ............................       5,200            160
YUM! Brands, Inc. ...........................      10,000            384
Zimmer Holdings, Inc. (b) ...................       4,110            314
Zions Bancorp. ..............................       1,600             97
                                                                --------
TOTAL COMMON STOCKS .........................                    176,012
                                                                --------
AFFILIATED SECURITIES (1.4%)
AmSouth Prime Money Market Fund .............   2,441,290          2,441
AmSouth Treasury Reserve Money Market
  Fund ......................................       7,532              8
                                                                --------
TOTAL AFFILIATED SECURITIES .................                      2,449
                                                                --------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (1.3%)
BNY Institutional Cash Reserve Fund .........   2,323,170          2,323
                                                                --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING ........................                      2,323
                                                                --------
TOTAL INVESTMENTS
  (Cost $169,323) (a) -- 101.2% .............                    180,784
Liabilities in excess of other assets --
  (1.2%) ....................................                     (2,132)
                                                                --------
NET ASSETS -- 100.0% ........................                   $178,652
                                                                ========

---------------
(a) Cost for federal income tax purposes is $172,650. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

    Unrealized appreciation .............   $15,264
    Unrealized depreciation .............    (7,130)
                                            -------
    Net unrealized appreciation .........   $ 8,134
                                            =======

(b) Represents non-income producing security.
#   A portion or all of this security is on loan as of July 31, 2004.
*   Due to rounding, figure is below thousand-dollar threshold.
BNY -- Bank of New York


                                   Continued

                                           Open Futures Contracts
                           -----------------------------------------------------
                              # of       Contract     Expiration     Unrealized
                           Contracts       Value         Date        Gain/(Loss)
                           ---------     --------     ----------     -----------
S&P 500 Index .........        8          $2,202       9/16/04          $(63)

The table below sets forth the diversification of the Enhanced Market Fund investments by industry.


Industry Diversification               Percent*
------------------------               --------
Affiliated Securities ..............     1.4%
Cash Equivalents ...................     1.3%
Consumer Discretionary .............     9.3%
Consumer Staples ...................     9.4%
Energy .............................     7.6%
Financials .........................    19.8%
Health Care ........................    12.8%
Industrials ........................    12.7%
Information Technology .............    16.5%
Materials ..........................     4.2%
Telecommunication Services .........     3.4%
Utilities ..........................     2.8%
                                       -----
     Total Investments .............   101.2%
                                       =====

*  Percentages indicated are based on net assets.


                       See notes to financial statements.

                                          --------------------------------------
                                                                  LARGE CAP FUND
                                               Schedule of Portfolio Investments
                                          --------------------------------------
                                                                   July 31, 2004
                                           (amounts in thousands, except shares)

                                                       Shares        Value
                                                      -------      --------
COMMON STOCKS (99.6%)
Abbott Laboratories .........................         185,000      $  7,280
AFLAC, Inc. .................................          90,000         3,568
Agilent Technologies, Inc. (b) ..............         100,000         2,381
Allergan, Inc. ..............................          36,000         2,723
American Express Co. ........................          75,000         3,769
American International Group, Inc. ..........          60,000         4,238
Amgen, Inc. (b) .............................         170,000         9,670
Apollo Group, Inc., Class A (b) # ...........          37,000         3,091
Applied Materials, Inc. (b) .................         520,000         8,824
Automatic Data Processing, Inc. .............         225,000         9,445
Avery Dennison Corp. ........................          50,000         3,029
Bed Bath & Beyond, Inc. (b) .................          90,000         3,185
BMC Software, Inc. (b) # ....................         100,000         1,568
Boeing Co. ..................................         110,000         5,582
Bristol-Myers Squibb Co. # ..................         110,000         2,519
Cardinal Health, Inc. # .....................          90,000         4,005
Cisco Systems, Inc. (b) .....................         370,000         7,718
Citigroup, Inc. .............................          75,000         3,307
Clorox Co. ..................................          40,000         1,991
Coca-Cola Co. ...............................         150,000         6,579
Dell, Inc. (b) ..............................         150,000         5,321
Dollar General Corp. ........................         200,000         3,860
Dover Corp. .................................         120,000         4,762
EMC Corp. (b) ...............................         450,000         4,937
Gap, Inc. # .................................         175,000         3,973
Genentech, Inc. (b) # .......................         100,000         4,868
General Dynamics Corp. ......................          40,000         3,953
General Electric Co. ........................         320,000        10,640
Gillette Co. ................................         100,000         3,898
Harley-Davidson, Inc. .......................          35,000         2,095
Hewlett-Packard Co. # .......................         450,000         9,067
Home Depot, Inc. ............................         225,000         7,586
Honeywell International, Inc. ...............          50,000         1,881
IBM Corp. ...................................         150,000        13,060
Illinois Tool Works, Inc. # .................          50,000         4,526
Intel Corp. .................................         270,000         6,583
Johnson & Johnson ...........................         225,000        12,436
Linear Technology Corp. .....................         150,000         5,865
Lowe's Cos., Inc. # .........................          52,500         2,558
Marsh & McLennan Cos., Inc. .................          65,000         2,885
McDonald's Corp. ............................         220,000         6,050
McGraw Hill Cos., Inc. ......................          50,000         3,753
MedImmune, Inc. (b) .........................         135,000         3,110
Medtronic, Inc. # ...........................         200,000         9,934
Merck & Co., Inc. ...........................         215,000         9,750
Microsoft Corp. .............................         400,000        11,383
Motorola, Inc. # ............................         200,000         3,186
Network Appliance, Inc. (b) # ...............         260,000         5,021
Nokia Oyj -- ADR ............................         190,000         2,208
Oracle Corp. (b) ............................         520,000         5,465
Paychex, Inc. ...............................         150,000         4,607
PepsiCo, Inc. ...............................         130,000         6,500
Pfizer, Inc. ................................         320,000        10,227
Pitney Bowes, Inc. ..........................         100,000         4,220
Procter & Gamble Co. ........................          80,000         4,172
Schering-Plough Corp. .......................         300,000         5,838
Staples, Inc. ...............................          97,500         2,816


                                   Continued

                                                     Shares          Value
                                                   ----------      --------
COMMON STOCKS, continued
Starbucks Corp. (b) .........................          60,000      $  2,818
Sun Microsystems, Inc. (b) ..................         400,000         1,580
SunGard Data Systems, Inc. (b) ..............         190,000         4,429
Sysco Corp. .................................         250,000         8,613
Tellabs, Inc. (b) # .........................         200,000         1,782
TJX Cos., Inc. ..............................         300,000         7,041
United Technologies Corp. ...................          55,000         5,143
UnitedHealth Group, Inc. # ..................         100,000         6,290
Wal-Mart Stores, Inc. .......................         170,000         9,011
Walgreen Co. ................................         150,000         5,460
Walt Disney Co. .............................         225,000         5,195
Wyeth .......................................         170,000         6,018
                                                                   --------
TOTAL COMMON STOCK ..........................                       370,846
                                                                   --------
INVESTMENT COMPANIES (0.4%)
AIM Liquid Assets Money Market Fund .........       1,640,785         1,641
                                                                   --------
TOTAL INVESTMENT COMPANIES ..................                         1,641
                                                                   --------
AFFILIATED SECURITIES (+)
AmSouth Prime Money Market Fund .............          10,138            10
                                                                   --------
TOTAL AFFILIATED SECURITIES .................                            10
                                                                   --------
SHORT TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (15.0%)
BNY Institutional Cash Reserve Fund .........      56,027,105        56,027
                                                                   --------
TOTAL SHORT TERM SECURITIES
  HELD COLLATERAL FOR
  SECURITIES LENDING ........................                        56,027
                                                                   --------
TOTAL INVESTMENTS
  (Cost $334,895) (a) -- 115.0% .............                       428,524
Liabilities in excess of other assets --
  (15.0%) ...................................                       (55,967)
                                                                   --------
NET ASSETS -- 100.0% ........................                      $372,557
                                                                   ========

---------------
(a) Represents cost for financial reporting purposes, and is the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

    Unrealized appreciation .............   $133,636
    Unrealized depreciation .............    (40,007)
                                            --------
    Net unrealized appreciation .........   $ 93,629
                                            ========

(b) Represents non-income producing security.
#   Part or all of this security is on loan as of July 31, 2004.
+   Amount less than 0.1%.
ADR -- American Depositary Receipt
BNY -- Bank of New York

                                    Continued

--------------------------------------
LARGE CAP FUND
Schedule of Portfolio Investments
--------------------------------------
July 31, 2004
(amounts in thousands, except shares)

The table below sets forth the diversification of the Large Cap Fund investments by industry.

Industry Diversification                    Percent*
------------------------                    --------
Aerospace/Defense .......................       3.9%
Affiliated Securities ...................          +
Beverages ...............................       3.5%
Business Equipment & Services ...........       1.2%
Cash Equivalents ........................      15.0%
Computer Hardware .......................       9.1%
Computer Software & Services ............      10.0%
Consumer Goods ..........................       2.7%
Diversified Manufacturing ...............       4.6%
Electronic Components ...................       0.6%
Entertainment ...........................       1.4%
Financial Services ......................       1.9%
Food Distributors & Wholesalers .........       2.3%
Health Care .............................       6.1%
Health Care -- Drugs ....................       3.3%
Industrials .............................       0.8%
Insurance ...............................       2.9%
Investment Companies ....................       0.4%
Machinery & Equipment ...................       1.3%
Media ...................................       1.0%
Medical Equipment & Supplies ............       2.7%
Office Equipment & Services .............       1.1%
Pharmaceuticals .........................      13.4%
Raw Materials ...........................       0.8%
Restaurants .............................       2.4%
Retail ..................................      12.9%
Semiconductors ..........................       5.7%
Technical Hardware ......................       2.1%
Telecommunications -- Equipment .........       1.9%
                                              -----
     Total Investments ..................     115.0%
                                              =====

*  Percentages indicated are based on net assets.
+  Amount less than 0.1%.


                       See notes to financial statements.


                                          --------------------------------------
                                                             CAPITAL GROWTH FUND
                                               Schedule of Portfolio Investments
                                          --------------------------------------
                                                                   July 31, 2004
                                           (amounts in thousands, except shares)

                                                      Shares       Value
                                                     -------      --------
COMMON STOCKS (95.7%)
3M Co. ...........................................    45,000      $  3,706
Abbott Laboratories ..............................    85,000         3,345
AFLAC, Inc. ......................................    35,500         1,407
American Express Co. .............................    75,000         3,769
American International Group, Inc. ...............    39,400         2,784
American Power Conversion Corp. ..................    85,000         1,284
Amgen, Inc. (b) ..................................    90,000         5,119
Apollo Group, Inc., Class A (b) # ................    48,000         4,010
Applied Materials, Inc. (b) ......................   220,000         3,733
Automatic Data Processing, Inc. ..................    45,000         1,889
Barr Laboratories, Inc. (b) # ....................    67,500         2,319
Bed Bath & Beyond, Inc. (b) ......................    36,000         1,274
Best Buy Co., Inc. # .............................    60,000         2,890
Cardinal Health, Inc. ............................    48,000         2,136
Chico's FAS, Inc. (b) # ..........................    60,500         2,533
Cintas Corp. # ...................................    38,000         1,594
Cisco Systems, Inc. (b) ..........................   392,000         8,177
Citigroup, Inc. ..................................   140,000         6,172
Coca-Cola Co. ....................................    56,000         2,456
Dell, Inc. (b) ...................................   181,000         6,420
eBay, Inc. (b) # .................................    25,000         1,958
Electronic Arts, Inc. (b) ........................    30,000         1,504
Eli Lilly & Co. ..................................    38,000         2,421
EMC Corp. (b) ....................................   110,000         1,207
Fifth Third Bancorp # ............................    23,000         1,135
First Data Corp. # ...............................    75,000         3,346
Flextronics International, Ltd. (b) ..............    85,000         1,068
Forest Laboratories, Inc. (b) ....................    40,000         2,012
Genentech, Inc. (b) # ............................    53,000         2,580
General Dynamics Corp. ...........................    19,000         1,878
General Electric Co. .............................   350,000        11,637
Goldman Sachs Group, Inc. ........................    29,000         2,558
Guidant Corp. ....................................    23,000         1,272
Home Depot, Inc. .................................   122,000         4,114
IBM Corp. ........................................    68,000         5,921
Illinois Tool Works, Inc. # ......................    30,000         2,716
Intel Corp. ......................................   350,000         8,533
Johnson & Johnson ................................   164,000         9,064
Kohl's Corp. (b) # ...............................    36,000         1,647
Linear Technology Corp. ..........................    75,000         2,933
Lowe's Cos., Inc. # ..............................    65,000         3,167
Marsh & McLennan Cos., Inc. ......................    56,000         2,485
Medtronic, Inc. ..................................   100,000         4,967
Mercury Interactive Corp. (b) # ..................    30,000         1,097
Microsoft Corp. ..................................   380,000        10,814
Network Appliance, Inc. (b) # ....................    80,000         1,545
Nextel Communications, Inc., Class A (b) .........   112,000         2,549
Nike, Inc., Class B # ............................    14,000         1,018
Oracle Corp. (b) .................................   345,000         3,626
Paychex, Inc. ....................................   100,000         3,071
PepsiCo, Inc. ....................................    92,000         4,600
Pfizer, Inc. .....................................   310,000         9,907
Procter & Gamble Co. .............................    98,000         5,111
Schlumberger Ltd. ................................    45,000         2,894
Staples, Inc. ....................................    79,000         2,282
Starbucks Corp. (b) # ............................    65,000         3,052
Stryker Corp. ....................................   112,000         5,341


                                   Continued

                                          --------------------------------------
                                                            CAPITAL GROWTH FUND
                                               Schedule of Portfolio Investments
                                          --------------------------------------
                                                                   July 31, 2004
                                           (amounts in thousands, except shares)

                                                     Shares         Value
                                                   ----------     --------
COMMON STOCKS, continued
Symantec Corp. (b) # ...........................       33,100     $  1,548
Sysco Corp. ....................................      138,000        4,754
Target Corp. ...................................       60,000        2,616
Texas Instruments, Inc. ........................      143,000        3,050
United Parcel Service, Inc., Class B # .........       69,200        4,980
United Technologies Corp. ......................       60,000        5,610
UnitedHealth Group, Inc. # .....................       55,000        3,460
Veritas Software Corp. (b) .....................       75,000        1,430
Wal-Mart Stores, Inc. ..........................      166,000        8,799
Walgreen Co. ...................................       73,000        2,657
Walt Disney Co. ................................       91,000        2,101
Wyeth ..........................................       75,000        2,655
Yahoo!, Inc. (b) # .............................       90,000        2,772
                                                                  --------
TOTAL COMMON STOCKS ............................                   250,479
                                                                  --------
INVESTMENT COMPANIES (4.3%)
AIM Liquid Assets Money Market Fund ............    8,258,294        8,258
S & P Depositary Receipt # .....................       28,000        2,965
                                                                  --------
TOTAL INVESTMENT COMPANIES .....................                    11,223
                                                                  --------
AFFILIATED SECURITIES (+)
AmSouth Prime Money Market Fund ................       11,791           12
                                                                  --------
TOTAL AFFILIATED SECURITIES ....................                        12
                                                                  --------
SHORT-TERM SECURITES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (15.2%)
BNY Institutional Cash Reserve Fund ............   39,847,920       39,848
                                                                  --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING ...........................                    39,848
                                                                  --------
TOTAL INVESTMENTS
  (Cost $279,486) (a) -- 115.2% ................                   301,562
Liabilities in excess of other assets --
  (15.2%) ......................................                   (39,890)
                                                                  --------
NET ASSETS -- 100.0% ...........................                  $261,672
                                                                  ========

---------------
(a) Cost for federal income tax purposes is $283,977. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

    Unrealized appreciation .............   $28,551
    Unrealized depreciation .............   (10,966)
                                            -------
    Net unrealized appreciation .........   $17,585
                                            =======

(b) Represents non-income producing security.
#   Part or all of this security is on loan as of July 31, 2004.
+   Amount is less than 0.1%
BNY -- Bank of New York


                                   Continued


The table below sets forth the diversification of the Capital Growth Fund investments by industry.

Industry Diversification                                 Percent*
------------------------                                 --------
Aerospace/Defense ....................................     2.9%
Affiliated Securities ................................        +
Apparel ..............................................     0.4%
Beverages ............................................     2.7%
Business Equipment & Services ........................     1.8%
Cash Equivalents .....................................    15.2%
Computer Hardware ....................................     5.3%
Computer Software & Services .........................    14.7%
Consumer Goods .......................................     2.0%
Diversified Manufacturing ............................     6.9%
E-Commerce and Services ..............................     1.8%
Electronic Components ................................     0.4%
Entertainment ........................................     0.8%
Financial Services ...................................     5.2%
Food Distributors & Wholesalers ......................     1.8%
Health Care ..........................................     5.6%
Health Care -- Drugs .................................     2.0%
Investment Companies .................................     4.3%
Insurance ............................................     2.6%
Medical Equipment & Supplies .........................     4.4%
Oil & Gas Exploration, Production & Services .........     1.1%
Pharmaceuticals ......................................     9.6%
Retail ...............................................    13.3%
Semiconductors .......................................     7.0%
Technology ...........................................     0.5%
Telecommunications ...................................     1.0%
Transportation & Shipping ............................     1.9%
                                                         -----
     Total Investments ...............................   115.2%
                                                         =====

*  Percentages indicated are based on net assets.
+  Amount is less than 0.1%.

                       See notes to financial statements.

-------------------------------------
MID CAP FUND
Schedule of Portfolio Investments
-------------------------------------
July 31, 2004
(amounts in thousands, except shares)

                                                         Shares         Value
                                                         ------       --------
COMMON STOCKS (99.0%)
3Com Corp. (b) ..................................        69,800       $    344
A.G. Edwards, Inc. ..............................        24,400            793
Abercrombie & Fitch Co., Class A ................        29,200          1,077
Activision, Inc. (b) ............................        24,650            361
Acxiom Corp. ....................................        15,400            339
ADTRAN, Inc. ....................................        14,300            382
Advanced Fibre Communications, Inc. (b) .........        31,500            528
Advent Software, Inc. (b) .......................         5,900             94
Aeropostale, Inc. (b) ...........................         9,900            302
AGCO Corp. (b) ..................................        16,100            337
AGL Resources, Inc. .............................        11,600            343
Airgas, Inc. ....................................        13,300            289
Airtran Holdings, Inc. (b) ......................        15,100            168
Alaska Air Group, Inc. (b) ......................         4,400             92
Albemarle Corp. .................................         7,400            228
Alexander & Baldwin, Inc. .......................         7,600            250
ALLETE, Inc. ....................................        15,800            438
Alliance Data Systems Corp. (b) .................        14,400            572
Alliant Energy Corp. ............................        19,900            516
Alliant Techsystems, Inc. .......................        12,400            781
Allmerica Financial Corp. (b) ...................        19,000            566
AMB Property Corp. ..............................        14,800            520
American Eagle Outfitters, Inc. (b) .............        12,800            419
American Financial Group, Inc. ..................         3,100             92
American Greetings Corp., Class A (b) ...........        12,200            285
AmeriCredit Corp. (b) # .........................        12,600            241
AmerUs Group Co. ................................         7,000            270
Ametek, Inc. ....................................        12,100            373
Ann Taylor Stores Corp. (b) .....................        24,400            655
Applebee's International, Inc. ..................        14,750            393
Apria Healthcare Group, Inc. (b) # ..............         8,900            261
Aqua America, Inc. ..............................        16,650            324
Aquila, Inc. (b) ................................        35,000            115
Arch Coal, Inc. # ...............................         1,500             51
Arrow Electronics, Inc. (b) .....................        20,600            487
Arthur J. Gallagher & Co. .......................         6,400            198
ArvinMeritor, Inc. ..............................        12,400            246
Ascential Software Corp. (b) ....................        10,625            130
Associated Banc-Corp. ...........................         6,350            191
Astoria Financial Corp. .........................        14,000            478
Atmel Corp. (b) .................................        85,100            364
Avnet, Inc. (b) .................................        21,600            419
Avocent Corp. (b) ...............................           200              6
Bandag, Inc. ....................................         3,500            156
Bank of Hawaii Corp. ............................         9,500            427
Banknorth Group, Inc. ...........................        30,800            983
Banta Corp. .....................................         4,200            167
Barnes & Noble, Inc. (b) # ......................        12,300            423
Barr Laboratories, Inc. (b) .....................        31,475          1,082
Beckman Coulter, Inc. ...........................        11,000            607
Belo Corp., Class A .............................        20,800            486
BJ's Wholesale Club, Inc. (b) ...................        12,500            291
Black Hills Corp. # .............................         5,800            160
Blyth, Inc. .....................................         8,200            286
Bob Evans Farms, Inc. ...........................         6,300            168
Borders Group, Inc. .............................        13,900            318
BorgWarner, Inc. ................................           400             19


                                   Continued


                                                         Shares         Value
                                                         ------       --------
COMMON STOCKS, continued
Bowater, Inc. ...................................         1,700       $     63
Boyd Gaming Corp. (b) ...........................        11,900            313
Brink's Co. .....................................        10,200            330
Brinker International, Inc. (b) .................         5,400            193
Brown & Brown, Inc. .............................         2,700            115
C.H. Robinson Worldwide, Inc. ...................         5,700            249
Cabot Corp. .....................................        11,100            423
Cabot Microelectronics Corp. (b) # ..............         4,500            160
Cadence Design System, Inc. (b) # ...............        48,900            659
Caesars Entertainment, Inc. (b) .................        55,000            810
Callaway Golf Co. # .............................        13,500            149
Career Education Corp. (b) ......................        28,000            947
Carlisle Cos., Inc. .............................        11,100            705
CarMax, Inc. (b) # ..............................        18,600            387
Catalina Marketing Corp. (b) # ..................         9,300            186
CBRL Group, Inc. ................................         8,700            289
CDW Corp. # .....................................        15,000            965
Cephalon, Inc. (b) # ............................        10,000            505
Ceridian Corp. (b) ..............................        49,400            889
Certegy, Inc. # .................................        11,400            432
Charles River Laboratories International,
  Inc. (b) # ....................................         8,300            374
CheckFree Corp. (b) .............................         4,200            126
Cheesecake Factory, Inc. (b) ....................         3,100            129
Chico's FAS, Inc. (b) # .........................         6,700            281
ChoicePoint, Inc. (b) ...........................        15,800            664
Church & Dwight, Inc. ...........................         7,300            323
Cincinnati Bell, Inc. (b) .......................        43,800            177
City National Corp. .............................         8,700            561
Claire's Stores, Inc. ...........................        32,400            747
CNF, Inc. .......................................        15,600            644
Coach, Inc. (b) .................................        44,000          1,884
Cognizant Technology Solutions Corp.,
  Class A (b) ...................................        23,200            639
Colonial BancGroup, Inc. ........................        44,700            862
Commerce Bancorp, Inc. ..........................         6,000            302
CommScope, Inc. (b) .............................        11,000            227
Community Health Systems, Inc. (b) ..............        31,100            765
Compass Bancshares, Inc. ........................        12,800            564
Constellation Brands, Inc., Class A (b) .........        19,100            724
Cooper Cameron Corp. (b) ........................        14,400            736
Copart, Inc. (b) ................................        16,100            358
Corinthian Colleges, Inc. (b) ...................         4,400             82
Covance, Inc. (b) ...............................        11,200            411
Coventry Health Care, Inc. (b) ..................        23,700          1,212
Credence Systems Corp. (b) ......................        17,300            155
Cree, Inc. (b) # ................................        13,300            298
Crompton Corp. ..................................        20,500            122
CSG Systems International, Inc. (b) .............         9,300            153
Cullen/Frost Bankers, Inc. ......................         9,200            396
Cypress Semiconductor Corp. (b) .................        44,200            501
Cytec Industries, Inc. ..........................         7,000            326
Cytyc Corp. (b) .................................        19,800            479
D. R. Horton, Inc. ..............................        57,600          1,591
Dean Foods Co. (b) ..............................        28,100          1,039
DENTSPLY International, Inc. ....................        14,400            700
Diebold, Inc. ...................................        22,000          1,014

                                   Continued

                                          --------------------------------------
                                                                    MID CAP FUND
                                               Schedule of Portfolio Investments
                                          --------------------------------------
                                                                   July 31, 2004
                                           (amounts in thousands, except shares)

                                                        Shares         Value
                                                        ------       --------
COMMON STOCKS, continued
Dollar Tree Stores, Inc. (b) ...................        20,300       $    546
DPL, Inc. ......................................        22,600            451
DST Systems, Inc. (b) # ........................        15,100            688
Dun & Bradstreet Corp. (b) .....................        20,400          1,145
Duquesne Light Holdings, Inc. # ................        13,600            258
Dycom Industries, Inc. (b) # ...................         8,700            234
Eaton Vance Corp. ..............................         4,300            163
Education Management Corp. (b) .................        13,100            364
Emmis Communications Corp., Class A (b) ........        10,000            197
Energizer Holdings, Inc. (b) ...................        24,200            922
Energy East Corp. ..............................        26,200            637
ENSCO International, Inc. ......................        27,000            813
Entercom Communications Corp. (b) ..............        18,400            707
Equitable Resources, Inc. ......................        11,200            574
Everest Re Group, Ltd. .........................        15,700          1,154
Expeditors International of Washington, Inc.             9,800            455
Fair Issac Corp. ...............................        25,250            722
Fairchild Semiconductor Corp., Class A (b) .....        42,700            627
Fastenal Co. ...................................         6,400            399
Federal Signal Corp. ...........................         8,600            146
Ferro Corp. ....................................         7,500            149
Fidelity National Financial, Inc. ..............        42,485          1,540
First American Corp. ...........................        28,500            766
FirstMerit Corp. ...............................         3,900            101
Flowserve Corp. (b) ............................         9,700            232
FMC Corp. (b) ..................................         6,500            286
FMC Technologies, Inc. (b) .....................        12,000            360
Foot Locker, Inc. ..............................        12,700            286
Forest Oil Corp. (b) ...........................        10,400            294
Furniture Brands International, Inc. ...........        20,100            462
Gartner, Inc., Class A (b) .....................        23,600            296
GATX Corp. .....................................         8,800            224
Gentex Corp. ...................................         1,600             57
Glatfelter .....................................         7,200             96
Graco, Inc. ....................................        24,550            773
Granite Construction, Inc. .....................         7,400            132
Grant Prideco, Inc. (b) ........................        21,900            414
Great Plains Energy, Inc. ......................        13,300            382
Greater Bay Bancorp # ..........................         9,200            242
GreenPoint Financial Corp. .....................        33,800          1,373
GTECH Holdings Corp. # .........................        20,100            852
Hanover Compressor Co. (b) # ...................        13,800            162
Harman International Industries, Inc. ..........        16,800          1,440
Harris Corp. ...................................        21,200          1,007
Harsco Corp. ...................................        14,700            660
Harte-Hanks, Inc. ..............................        15,600            377
Hawaiian Electric Industries, Inc. .............        14,400            368
HCC Insurance Holdings, Inc. ...................         2,000             61
Health Net, Inc. (b) ...........................        20,200            487
Helmerich & Payne, Inc. ........................         9,000            228
Henry Schein, Inc. (b) .........................         2,500            168
Herman Miller, Inc. ............................         1,100             29
Hibernia Corp., Class A ........................        44,600          1,128
Highwood Properties, Inc. ......................         9,600            223
Hillenbrand Industries, Inc. ...................        18,500          1,051
HNI Corp. ......................................        19,700            797
Horace Mann Educators Corp. ....................         7,600            127


                                   Continued

                                                        Shares         Value
                                                        ------       --------
COMMON STOCKS, continued
Hormel Foods Corp. .............................        39,400       $  1,169
Hospitality Properties Trust ...................        12,000            479
Hovnanian Enterprises, Inc., Class A (b) # .....        10,900            338
Hubbell, Inc., Class B .........................        10,800            488
IDACORP, Inc. ..................................         6,800            187
Imation Corp. ..................................         6,400            212
IMC Global, Inc. # .............................        20,700            283
INAMED Corp. (b) ...............................         6,400            347
Independence Community Bank Corp. ..............        14,900            556
IndyMac Bancorp, Inc. ..........................        10,900            362
Integrated Device Technology, Inc. (b) # .......        38,000            434
International Rectifier Corp. (b) # ............        23,700            929
International Speedway Corp., Class A ..........         1,100             57
Intersil Corp., Class A ........................        25,100            461
Interstate Bakeries Corp. # ....................         7,300             72
Investors Financial Services Corp. .............         5,100            233
ITT Educational Services, Inc. (b) .............        16,400            522
IVAX Corp. (b) .................................        35,300            842
J.B. Hunt Transport Services, Inc. .............         3,000            115
J.M. Smucker Co. ...............................        10,500            439
Jacobs Engineering Group, Inc. (b) .............        10,100            404
Jefferies Group, Inc. ..........................           800             25
JetBlue Airways Corp. # ........................        18,400            438
Keane, Inc. (b) ................................        11,400            168
Kelly Services, Inc., Class A ..................         6,300            171
KEMET Corp. (b) ................................        15,500            156
Kennametal, Inc. ...............................         6,500            286
Korn/Ferry International (b) ...................         6,800            121
L-3 Communications Holdings, Inc. ..............        18,950          1,159
LaBranche & Co., Inc. (b) # ....................         9,800             80
Lam Research Corp. (b) .........................         5,300            126
Lancaster Colony Corp. .........................         6,400            258
Lattice Semiconductor Corp. (b) # ..............        20,200             99
Laureate Education, Inc. (b) ...................         8,100            286
Lear Corp. .....................................        19,900          1,097
Legg Mason, Inc. ...............................         6,800            534
Lennar Corp. ...................................        27,900          1,191
Leucadia National Corp. ........................         4,900            252
Liberty Property Trust .........................        15,200            584
LifePoint Hospitals, Inc. (b) ..................         6,800            227
Lincare Holdings, Inc. (b) # ...................         5,200            166
Longview Fibre Co. (b) .........................         9,200            119
LTX Corp. (b) ..................................        10,900             89
Lubrizol Corp. .................................        18,500            641
Lyondell Chemical Co. ..........................        14,400            262
Macfee, Inc. (b) # .............................        55,700          1,001
Mack-Cali Realty Corp. .........................        10,800            442
Macromedia, Inc. (b) ...........................        12,400            250
Macrovision Corp. (b) ..........................         8,800            190
Mandalay Resort Group ..........................        18,300          1,235
Manpower, Inc. # ...............................        25,400          1,106
Martin Marietta Materials, Inc. ................         1,500             66
McDATA Corp., Class A (b) # ....................        21,000            108
MDU Resources Group, Inc. ......................        20,900            511
Media General, Inc., Class A ...................         4,300            257
Mentor Graphics Corp. (b) # ....................        12,600            149
Mercantile Bankshares Corp. ....................         5,300            241


                                   Continued

--------------------------------------
MID CAP FUND
Schedule of Portfolio Investments
--------------------------------------
July 31, 2004
(amounts in thousands, except shares)

                                                         Shares         Value
                                                         ------       --------
COMMON STOCKS, continued
Micheal Stores, Inc. ............................        12,200       $    659
Micrel, Inc. (b) ................................        16,500            169
Microchip Technology, Inc. ......................        52,675          1,527
Millenium Pharmaceuticals, Inc. (b) .............        54,500            606
Minerals Technologies, Inc. .....................         3,700            207
Modine Manufacturing Co. ........................         6,200            184
Mohawk Industries, Inc. (b) .....................        12,000            882
Moneygram International, Inc. (b) ...............        15,900            297
MPS Group, Inc. (b) .............................        18,800            169
Murphy Oil Corp. ................................        19,600          1,516
National Commerce Financial Corp. ...............        49,300          1,602
National Fuel Gas Co. ...........................        14,700            375
National-Oilwell, Inc. (b) ......................        15,400            515
New Plan Excel Realty Trust .....................        17,900            425
New York Community Bancorp, Inc. ................        47,266            909
Newfield Exploration Co. (b) ....................        14,500            857
Newport Corp. (b) ...............................         6,400             92
Nieman Marcus Group, Inc. .......................           800             44
Noble Energy, Inc. ..............................        14,900            824
Nordson Corp. ...................................         6,400            268
Northeast Utilities .............................        22,900            428
NSTAR ...........................................         9,500            445
O'Reilly Automotive, Inc. (b) ...................         3,200            130
OGE Energy Corp. ................................        15,700            391
Ohio Casualty Corp. (b) .........................        11,000            206
Old Republic International Corp. ................        50,950          1,187
Olin Corp. ......................................        12,400            214
Omnicare, Inc. ..................................        32,900            930
ONEOK, Inc. .....................................        18,400            386
Outback Steakhouse, Inc. ........................         2,700            110
Overseas Shipholding Group, Inc. ................         7,000            314
Pacific Sunwear of California, Inc. (b) .........        13,700            279
PacifiCare Health Systems, Inc. (b) .............         5,700            174
Packaging Corp. of America (b) ..................        32,600            762
Par Pharmaceutical Cos., Inc. (b) ...............        12,300            463
Patterson Cos., Inc. (b) ........................         7,500            551
Patterson-UTI Energy, Inc. ......................        29,800            543
Payless ShoeSource, Inc. (b) # ..................        12,200            158
Peabody Energy Corp. ............................        11,400            640
Pentair, Inc. ...................................        30,900            968
Pepco Holdings, Inc. # ..........................        30,800            554
PepsiAmericas, Inc. .............................         3,700             69
Perrigo Co. .....................................        12,700            212
PETsMART, Inc. ..................................        13,700            425
Pier 1 Imports, Inc. ............................        15,800            283
Pioneer Natural Resources Co. ...................        21,500            775
Plains Exploration & Product (b) ................        13,800            288
Plantronics, Inc. (b) ...........................        17,100            661
Plexus Corp. (b) ................................         7,000             78
PMI Group, Inc. .................................        17,100            705
PNM Resources, Inc. .............................        10,800            225
Pogo Producing Co. ..............................        17,000            754
Polycom, Inc. (b) ...............................        17,900            345
Potlatch Corp. ..................................         5,300            212
Powerwave Technologies, Inc. (b) ................        17,000             94
Precision Castparts Corp. .......................        19,000          1,070
Pride International, Inc. (b) ...................        38,300            689


                                   Continued

                                                         Shares         Value
                                                         ------       --------
COMMON STOCKS, continued
Protective Life Corp. ...........................        12,400       $    450
Protein Design Labs, Inc. (b) ...................        16,800            272
Puget Energy, Inc. ..............................        17,800            384
Quanta Services, Inc. (b) .......................        21,000            132
Quantum Corp. (b) ...............................        29,400             72
Questar Corp. ...................................        15,000            615
Radian Group, Inc. ..............................        26,000          1,197
Raymond James Financial, Inc. ...................         1,250             29
Rayonier, Inc. ..................................         8,899            391
Readers Digest Assoc., Class A ..................        17,700            253
Regis Corp. .....................................        15,800            650
Renal Care Group, Inc. (b) ......................        12,000            382
Rent-A-Center, Inc. (b) .........................         4,800            141
Republic Services, Inc. .........................        42,000          1,200
Retek, Inc. (b) .................................         8,900             36
Reynolds & Reynolds Co., Class A ................        11,700            259
RF Micro Devices, Inc. (b) # ....................        33,400            198
Rollins, Inc. ...................................         8,100            188
Ross Stores, Inc. ...............................        26,800            620
RPM International, Inc. .........................        41,500            625
RSA Security, Inc. (b) ..........................        11,100            207
Ruddick Corp. ...................................         8,400            164
Ryland Group, Inc. ..............................         8,600            666
Saks, Inc. ......................................        25,500            333
SanDisk Corp. (b) ...............................        11,000            268
SCANA Corp. # ...................................        19,900            728
Scholastic Corp. (b) # ..........................         7,100            195
SEI Investments Co. .............................        18,500            567
Semtech Corp. (b) ...............................        13,500            268
Sensient Technologies Corp. .....................         8,400            173
Sepracor, Inc. (b) # ............................         5,600            257
Sequa Corp., Class A (b) ........................         1,700             89
Sierra Pacific Resources (b) # ..................        21,000            173
Silicon Laboratories, Inc. (b) # ................         1,100             39
Silicon Valley Bancshares (b) ...................         6,300            231
Six Flags, Inc. (b) .............................        15,100             71
Smith International, Inc. (b) ...................        18,700          1,090
Smithfield Foods, Inc. (b) ......................        19,900            564
Sonoco Products Co. .............................         5,600            145
Sotheby's Holdings Inc., Class A (b) ............        11,200            179
SPX Corp. .......................................         3,700            152
StanCorp Financial Group, Inc. ..................        10,300            724
Stericycle, Inc. (b) ............................         2,700            132
Steris Corp. (b) ................................        12,300            253
Storage Technology Corp. (b) ....................         3,100             77
Superior Industries International, Inc. .........         4,800            157
Sybase, Inc. (b) ................................        17,400            254
Synopsys, Inc. (b) ..............................        10,300            260
TCF Financial Corp. .............................         6,100            368
Tech Data Corp. (b) .............................        10,400            390
Tecumseh Products, Inc., Class A ................         3,300            135
Teleflex, Inc. ..................................         7,200            320
Telephone and Data Systems, Inc. ................        10,300            782
Thor Industries, Inc. ...........................        10,200            319
Tidewater, Inc. .................................        10,800            328
Timberland Co., Class A (b) # ...................        11,800            685
Titan Corp. (b) .................................        30,000            359

                                   Continued

                                          --------------------------------------
                                                                    MID CAP FUND
                                               Schedule of Portfolio Investments
                                          --------------------------------------
                                                                   July 31, 2004
                                           (amounts in thousands, except shares)


                                                    Shares       Value
                                                    ------     --------
COMMON STOCKS, continued
Toll Brothers, Inc. (b) .........................   13,300     $    529
Tootsie Roll Industries .........................    9,400          275
Transaction Systems Architects, Inc.,
  Class A (b) ...................................    6,200          106
Triad Hospitals, Inc. (b) .......................    1,800           61
Trinity Industries, Inc. # ......................    8,400          253
TriQuint Semiconductor, Inc. (b) ................   24,400           99
Tupperware Corp. ................................   10,500          180
Tyson Foods, Inc., Class A ......................   63,000        1,202
United Dominion Realty Trust, Inc. ..............   22,900          444
United Rentals, Inc. (b) ........................   13,800          274
UnitedHealth Group, Inc. ........................    9,281          584
Unitrin, Inc. ...................................    2,800          117
Universal Corp. .................................    4,600          222
Universal Health Services, Inc. .................   19,500          887
UTStarcom, Inc. (b) .............................    3,700           68
Valassis Communications, Inc. (b) ...............    9,300          272
Valspar Corp. ...................................   17,600          862
Varco International, Inc. (b) ...................   17,400          421
Varian Medical Systems, Inc. (b) ................   12,200          842
Varian, Inc. (b) ................................    6,200          235
Vectren Corp. ...................................   13,600          337
Vertex Pharmaceuticals, Inc. (b) # ..............   14,100          130
Vishay Intertechnology, Inc. (b) # ..............   28,700          445
VISX, Inc. (b) ..................................    8,700          186
W.R. Berkley Corp. ..............................   25,450        1,042
Waddell & Reed Financial, Inc., Class A .........   14,800          287
Washington Federal, Inc. ........................    2,460           62
Washington Post Co., Class B ....................    1,200        1,041
Weatherford International, Ltd. (b) .............   23,700        1,109
Webster Financial Corp. .........................   18,500          868
Werner Enterprises, Inc. ........................   14,200          283
Westamerica Bancorporation ......................    5,700          289
Westar Energy, Inc. .............................   15,300          309
Western Gas Resources, Inc. .....................   13,200          445
Westwood One, Inc. (b) ..........................   32,800          781
WGL Holdings, Inc. ..............................    8,700          239
Whole Foods Market, Inc. ........................    6,200          510
Williams-Sonoma, Inc. (b) .......................    8,900          289
Wilmington Trust Corp. ..........................    3,600          126
Wind River Systems, Inc. (b) ....................   14,600          143
Wisconsin Energy Corp. ..........................   21,200          681
WPS Resources Corp. .............................    6,600          303
XTO Energy, Inc. ................................   54,715        1,635
York International Corp. ........................    7,400          263
Zebra Technologies Corp., Class A (b) ...........    8,500          702
                                                               --------
TOTAL COMMON STOCKS .............................               170,557
                                                               --------

                                    Continued

                                                  Shares        Value
                                                ---------      --------
AFFILIATED SECURITIES (1.1%)
AmSouth Prime Money Market Fund .............   1,865,960      $  1,865
AmSouth Treasury Reserve Money Market
  Fund ......................................      75,537            76
                                                               --------
TOTAL AFFILIATED SECURITIES .................                     1,941
                                                               --------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (4.5%)
BNY Institutional Cash Reserve Fund .........   7,715,565         7,716
                                                               --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING ........................                     7,716
                                                               --------
TOTAL INVESTMENTS
  (Cost $169,511) (a) -- 104.6% .............                   180,214
Liabilities in excess of other assets --
  (4.6%) ....................................                    (7,928)
                                                               --------
NET ASSETS -- 100.0% ........................                  $172,286
                                                               ========

---------------
(a) Cost for federal income tax purposes is $169,591. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

    Unrealized appreciation .............   $18,433
    Unrealized depreciation .............    (7,810)
                                            -------
    Net unrealized appreciation .........   $10,623
                                            =======

(b) Represents non-income producing security.
#   Part or all of this security is on loan as of July 31, 2004.
BNY -- Bank of New York


                                          Open Futures Contracts
                           -----------------------------------------------------
                              # of       Contract     Expiration     Unrealized
                           Contracts       Value         Date        Gain/(Loss)
                           ---------     --------     ----------     -----------
S&P 400 Index .........        6          $1,737        9/17/04         $(17)

The table below sets forth the diversification of the Mid Cap Fund investments by industry.


Industry Diversification               Percent*
------------------------               --------
Affiliated Securities ..............     1.1%
Cash Equivalents ...................     4.5%
Consumer Discretionary .............    19.7%
Consumer Staples ...................     4.0%
Energy .............................     8.9%
Financials .........................    17.4%
Health Care ........................     9.6%
Industrials ........................    15.6%
Information Technology .............    12.4%
Materials ..........................     4.3%
Telecommunication Services .........     0.6%
Utilities ..........................     6.5%
                                       -----
     Total Investments .............   104.6%
                                       =====

*  Percentages indicated are based on net assets.


                       See notes to financial statements.

---------------------------------------
SMALL CAP FUND
Schedule of Portfolio Investments
---------------------------------------
July 31, 2004
(amounts in thousands, except shares)

                                                         Shares        Value
                                                        -------      --------
COMMON STOCKS (98.1%)
Aeropostale, Inc. (b) .........................         187,200      $  5,706
American Eagle Outfitters, Inc. (b) # .........          86,000         2,819
American Medical Systems Holdings,
  Inc. (b) ....................................          49,800         1,585
Ameristar Casinos, Inc. .......................          77,200         2,075
Anixter International, Inc. (b) ...............         100,100         3,351
ANSYS, Inc. (b) ...............................          61,900         2,937
Armor Holdings, Inc. (b) ......................         101,100         3,690
Aviall Inc. (b) ...............................         213,000         4,271
BEI Technologies, Inc. ........................          63,300         1,520
Big 5 Sporting Goods Corp. (b) # ..............         156,500         3,345
Briggs & Stratton Corp. .......................          37,200         3,106
Cal Dive International, Inc. (b) ..............          99,500         3,085
Carpenter Technology Corp. ....................          17,800           765
Cash America International, Inc. ..............         101,000         2,267
Charlotte Russe Holding, Inc. (b) .............         107,400         2,206
Chattem, Inc. (b) .............................          44,500         1,282
Choice Hotels International, Inc. .............          41,500         2,183
CKE Restaurants, Inc. (b) .....................          93,500         1,348
Coinstar, Inc. (b) ............................          52,600         1,070
Coldwater Creek, Inc. (b) .....................          63,300         1,191
CommScope, Inc. (b) ...........................          91,100         1,877
Comstock Resources, Inc. (b) ..................         177,500         3,735
Cooper Cos., Inc. .............................          84,600         5,029
Denbury Resources, Inc. (b) ...................          83,100         1,816
Digital River, Inc. (b) # .....................          83,400         2,344
Dionex Corp. (b) ..............................          22,700         1,071
Dycom Industries, Inc. (b) ....................         135,900         3,662
Eagle Materials, Inc. # .......................          19,300         1,273
Earthlink, Inc. (b) ...........................         280,900         2,772
eFunds Corp. (b) ..............................         136,700         2,236
Electronics for Imaging, Inc. (b) .............          73,400         1,473
Elizabeth Arden, Inc. (b) .....................          75,200         1,479
Energen Corp. .................................          74,600         3,532
Energy Partners, Ltd. (b) .....................          78,000         1,220
Euronet Worldwide, Inc. (b) # .................          57,200         1,030
Forward Air Corp. (b) .........................          48,200         1,914
Genesco, Inc. (b) # ...........................         104,500         2,243
Guitar Center, Inc. (b) .......................          45,300         2,036
HealthExtras, Inc. (b) ........................         195,500         2,901
Hibbett Sporting Goods, Inc. (b) ..............          97,700         1,862
Hughes Supply, Inc. ...........................          65,600         3,996
IDX Systems Corp. (b) .........................          19,800           595
Inveresk Research Group, Inc. (b) .............          88,800         3,223
Jarden Corp. (b) # ............................          77,850         2,814
Joy Global, Inc. ..............................         134,800         4,002
Kellwood Co. ..................................          67,600         2,714
Kindred Healthcare, Inc. (b) # ................          61,800         1,499
Labor Ready, Inc. (b) # .......................         320,900         4,499
Littelfuse, Inc. (b) ..........................          53,200         2,064
Longview Fibre Co. (b) ........................          82,400         1,064
Meridian Resource Corp. (b) # .................         130,000         1,086
MICROS Systems, Inc. (b) # ....................          77,500         3,768
Middleby Corp. # ..............................          38,600         2,092
Monaco Coach Corp. ............................          21,600           524
Navigant Consulting, Inc. (b) .................         191,300         4,008
NCI Building Systems, Inc. (b) ................          69,600         2,145


                                   Continued


                                                       Shares          Value
                                                     ----------      --------
COMMON STOCKS, continued
Ocular Sciences, Inc. (b) .....................          59,200      $  2,612
Orbital Sciences Corp. (b) # ..................         227,100         2,600
Overnite Corp. ................................          60,200         1,799
Overseas Shipholding Group, Inc. ..............          61,800         2,776
Patina Oil & Gas Corp. ........................         120,900         3,565
Pediatrix Medical Group, Inc. (b) .............          54,000         3,415
Penn National Gaming, Inc. (b) ................          86,700         3,122
Philadelphia Consolidated Holding
  Corp. (b) ...................................          18,900         1,033
Pilgrim's Pride Corp. .........................         134,000         3,757
Plantronics, Inc. (b) .........................         110,700         4,282
ProAssurance Corp. (b) ........................         140,300         4,447
Province Healthcare Co. (b) ...................          66,100           960
Reliance Steel & Aluminum Co. .................          94,000         3,743
Respironics, Inc. (b) .........................          44,100         2,457
RSA Security, Inc. (b) ........................         241,700         4,501
Scientific Games Corp. (b) ....................         185,200         3,298
SCP Pool Corp. ................................          44,300         1,826
Selective Insurance Group, Inc. ...............          82,900         2,985
Sierra Health Services, Inc. (b) # ............         112,500         4,973
State Auto Financial Corp. ....................          15,400           476
Synaptics, Inc. (b) ...........................          93,300         1,380
Tesoro Petroleum Corp. (b) ....................         171,600         4,975
THQ, Inc. (b) .................................         100,600         1,916
United Surgical Partners International,
  Inc. (b) ....................................          99,200         3,496
VCA Antech, Inc. (b) ..........................          74,700         3,140
Veritas DGC, Inc. (b) .........................         129,800         3,197
ViaSat, Inc. (b) ..............................           3,000            54
VISX, Inc. (b) ................................         140,100         3,000
Wolverine World Wide, Inc. ....................          32,700           765
                                                                     --------
TOTAL COMMON STOCKS ...........................                       215,950
                                                                     --------
AFFILIATED SECURITIES (1.8%)
AmSouth Prime Money Market Fund ...............       3,937,137         3,937
                                                                     --------
TOTAL AFFILIATED SECURITIES ...................                         3,937
                                                                     --------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (7.0%)
BNY Institutional Cash Reserve Fund ...........      15,494,135        15,494
                                                                     --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING ..........................                        15,494
                                                                     --------
TOTAL INVESTMENTS
  (Cost $215,296) (a) -- 106.9%................                       235,381
Liabilities in excess of other assets --
  (6.9%) ......................................                       (15,308)
                                                                     --------
NET ASSETS -- 100.0% ..........................                      $220,073
                                                                     ========

---------------
(a) Cost for federal income tax purposes is $215,676. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

    Unrealized appreciation .............   $25,565
    Unrealized depreciation .............    (5,860)
                                            -------
    Net unrealized appreciation .........   $19,705
                                            =======


                                    Continued

---------------------------------------
SMALL CAP FUND
Schedule of Portfolio Investments
---------------------------------------
July 31, 2004
(amounts in thousands, except shares)


(b) Represents non-income producing security.
#   A portion or all of this security is on loan as of July 31, 2004.
BNY -- Bank of New York

The table below sets forth the diversification of the Small Cap Fund investments by industry.

Industry Diversification                                 Percent*
------------------------                                 --------
Aerospace/Defense Equipment ..........................     2.9%
Affiliated Securities ................................     1.8%
Apparel ..............................................     4.2%
Business Services ....................................     3.5%
Cash Equivalents .....................................     7.0%
Commercial Services ..................................     1.0%
Computers & Peripherals ..............................     2.6%
Construction .........................................     2.2%
Consumer Goods .......................................     2.5%
Distribution/Wholesale ...............................     4.6%
Electrical & Electronic ..............................     0.9%
Entertainment ........................................     2.3%
Financial Services ...................................     1.0%
Food Producers .......................................     1.7%
Forest & Paper Products ..............................     0.5%
Health Care ..........................................     3.4%
Hotels & Lodging .....................................     1.9%
Human Resources ......................................     2.0%
Insurance ............................................     4.1%
Internet Services ....................................     1.1%
Machinery & Equipment ................................     3.2%
Management Consulting Services .......................     1.8%
Manufacturing ........................................     2.2%
Medical Equipment & Supplies .........................     6.7%
Medical Services .....................................     7.6%
Metal Products .......................................     2.0%
Oil & Gas Exploration Production, & Services .........    12.0%
Retail ...............................................     8.8%
Technology ...........................................     6.1%
Telecommunications -- Equipment ......................     2.4%
Transportation .......................................     2.9%
                                                         -----
     Total Investments ...............................   106.9%
                                                         =====

*  Percentages indicated are based on net assets.


                       See notes to financial statements.


                                          --------------------------------------
                                                       INTERNATIONAL EQUITY FUND
                                               Schedule of Portfolio Investments
                                          --------------------------------------
                                                                   July 31, 2004
                                           (amounts in thousands, except shares)

                                             Shares       Value
                                            -------      -------
COMMON STOCKS (99.2%)
Australia (5.0%)
Amcor Ltd. ..............................    59,370      $   286
AMP Ltd. ................................   497,366        2,188
Ansell Ltd. .............................    42,951          237
APN News & Media, Ltd. ..................     2,252            7
AXA Asia Pacific Holdings, Ltd. .........   452,900        1,007
BHP Steel, Ltd. .........................   210,920        1,095
Boral Ltd. ..............................   175,371          892
Brambles Industries, Ltd. ...............    14,503           61
Caltex Australia, Ltd. ..................    62,640          402
CSR Ltd. ................................   240,599          387
Insurance Australia Group, Ltd. .........   377,957        1,321
Lend Lease Corp., Ltd. ..................    98,363          718
Lion Nathan, Ltd. .......................   142,100          695
Mayne Group, Ltd. .......................     2,999            7
Mirvac Group ............................   161,603          516
OneSteel Ltd. ...........................   130,575          244
Origin Energy, Ltd. .....................   174,099          743
PaperlinX Ltd. ..........................   124,518          439
Publishing & Broadcasting, Ltd. .........   168,201        1,593
Qantas Airways, Ltd. ....................   447,336        1,095
QBE Insurance Group, Ltd. # .............   164,909        1,444
Rinker Group, Ltd. ......................   240,599        1,391
Santos Ltd. .............................   155,030          789
Seven Network, Ltd. .....................    50,074          182
Southcorp Ltd. (b) ......................   197,966          435
WMC Resources, Ltd. .....................   303,694        1,108
                                                         --------
                                                          19,282
                                                         --------
Austria (0.3%)
Bank Austria Creditanstalt ..............     2,234          132
Boehler-Uddeholm AG (b) .................       957           77
Voestalpine AG ..........................    13,266          627
Wienerberger AG .........................     7,637          273
                                                         --------
                                                           1,109
                                                         --------
Belgium (1.1%)
Ackermans & van Haaren NV ...............       803           20
Algemene Maatschappij voor
  Nijverheidskredit NV ..................    28,500        1,689
Banque Nationale de Belgique ............       102          336
Bekaert NV ..............................     5,300          318
Cofinimmo ...............................       212           28
Delhaize Group ..........................    23,804        1,138
Dexia (b) ...............................    13,573          226
D' Ieteren NV ...........................       132           28
Tessenderlo Chemie NV ...................     6,968          245
Umicore .................................     3,045          190
Umicore Strip (b) .......................       145           --*
                                                         --------
                                                           4,218
                                                         --------
Canada (0.1%)
Alcan, Inc. .............................     4,896          194
                                                         --------
Denmark (1.0%)
Carlsberg A/S, B Shares .................     7,737          389
Codan A/S ...............................     6,140          267
Danisco A/S .............................     5,630          286
Danske Bank A/S .........................    68,900        1,586


                                   Continued

--------------------------------------
INTERNATIONAL EQUITY FUND
Schedule of Portfolio Investments
--------------------------------------
July 31, 2004
(amounts in thousands, except shares)


                                                        Shares         Value
                                                       -------       --------
COMMON STOCKS, continued
Denmark, continued
Jyske Bank A/S (b) .............................         3,560       $    207
Rockwool International A/S, B Shares ...........         2,200             94
Sydbank A/S ....................................           640             95
TDC A/S ........................................        27,660            899
                                                                     --------
                                                                        3,823
                                                                     --------
Finland (2.1%)
Fortum Oyj .....................................       261,437          3,599
Kemira Oyj .....................................        51,800            679
Kesko Oyj, B Shares ............................        47,600            914
M-real Oyj, B Shares ...........................        85,300            733
Metso Oyj ......................................        24,388            316
OKO Bank, A Shares .............................         3,200             34
Outokumpu Oyj ..................................        73,450          1,148
Stora Enso Oyj, R Shares .......................        30,700            426
UPM-Kymmene Oyj ................................         7,800            151
Wartsila Oyj, B Shares .........................         2,600             58
                                                                     --------
                                                                        8,058
                                                                     --------
France (9.8%)
Air France .....................................        35,339            551
Alstom (b) # ...................................       141,022             76
Alstom RIGHTS (b) ..............................       141,022              2
Assurances Generales de France .................        23,342          1,375
AXA ............................................       232,931          4,780
BNP Paribas SA .................................        11,239            654
Bongrain SA ....................................         1,900            120
Business Objects SA (b) ........................         3,780             81
Cap Gemini SA (b) ..............................        19,882            661
Ciments Francais SA # ..........................         4,990            395
Club Mediterranee SA (b) .......................         2,497            110
Compagnie de Saint-Gobain ......................        50,398          2,460
Compagnie Gernerale des Etablissements
  Michelin .....................................        18,496          1,027
Credit Agricole SA .............................        43,900          1,034
Eiffage SA .....................................         3,200            270
Esso S.A.F. ....................................         1,000            135
Euler & Hermes SA ..............................         4,100            219
Eurazeo (b) ....................................         2,820            181
Faurecia .......................................         3,872            279
Financiere Marc de Lacharriere .................         5,918            227
France Telecom SA (b) ..........................       109,600          2,712
Gecina SA ......................................         1,000             79
Havas SA .......................................        37,200            184
Imerys SA ......................................         6,400            389
Lafarge SA .....................................        19,478          1,667
Lagardere S.C.A. ...............................        15,000            912
Nexans SA ......................................         2,982             97
Pinault-Printemps Redoute SA ...................         6,431            627
PSA Peugeot Citroen ............................        31,847          1,836
Remy Cointreau SA ..............................         7,035            235
Renault SA .....................................        37,326          2,942
Rexel SA .......................................         5,100            213
Schneider Electric SA ..........................        29,712          1,888
Scor SA (b) # ..................................       105,685            151
Societe BIC SA (b) # ...........................         7,062            302
Societe Generale, A Shares .....................        14,186          1,163


                                   Continued

                                                        Shares         Value
                                                       -------       --------
COMMON STOCKS, continued
France, continued
Sodexho Alliance SA ............................         5,831       $    158
Suez SA ........................................       124,500          2,458
Technip-Coflexip SA ............................         3,062            426
Thomson ........................................        36,199            673
Unibail (b) ....................................         1,837            192
Valeo SA .......................................        10,595            430
Vallourec SA ...................................         1,200            120
Vivendi Universal SA (b) .......................       145,652          3,636
Wendel Investissement ..........................         6,000            278
                                                                     --------
                                                                       38,405
                                                                     --------
Germany (6.9%)
Aareal Bank AG .................................         3,957            140
Allianz AG (b) .................................         2,993            288
AMG Generali Holding AG ........................         5,752            415
Bayer AG .......................................        81,798          2,171
Bayerische Hypo-und Vereinsbank AG (b) .........        96,485          1,551
Bilfinger Berger AG ............................         4,109            135
Commerzbank AG (b) .............................        70,415          1,202
DaimlerChrysler AG .............................       119,432          5,333
Deutsche Bank AG ...............................        54,700          3,782
Deutsche Lufthansa AG (b) ......................        37,015            437
E.On AG ........................................        39,934          2,833
Fraport AG .....................................        10,784            328
Fresenius Medical Care AG ......................         3,500            254
HeidelbergCement AG ............................        13,473            611
Heidelberger Druckmaschinen AG (b) .............        10,048            312
Hochtief AG ....................................         7,839            182
Hypo Real Estate Holding AG (b) ................        11,475            356
Infineon Technologies AG (b) ...................        75,700            825
KarstadtQuelle AG # ............................         9,514            194
Linde AG .......................................        11,568            624
MAN AG .........................................        12,850            476
Merck KGaA .....................................         5,543            310
MG Technologies AG (b) .........................        25,691            322
Munich RE AG (b) ...............................         3,059            294
Salzgitter AG ..................................         6,052             74
ThyssenKrupp AG ................................        68,364          1,216
TUI AG # .......................................        22,930            392
Volkswagen AG ..................................        41,163          1,668
                                                                     --------
                                                                       26,725
                                                                     --------
Greece (0.4%)
Agricultural Bank of Greece (b) ................        30,900            178
Bank of Greece .................................         3,010            312
Commercial Bank of Greece ......................        21,740            495
Hellenic Petroleum SA ..........................        37,800            311
Intracom SA ....................................        27,100            113
                                                                     --------
                                                                        1,409
                                                                     --------
Hong Kong (2.0%)
Cheung Kong Holdings, Ltd. .....................        86,000            637
Hang Lung Group, Ltd. ..........................       194,000            277
Henderson Land Development Co., Ltd. ...........       265,000          1,166
Hopewell Holdings, Ltd. ........................        84,000            166
Hutchison Whampoa, Ltd. ........................       128,000            866
Hysan Development Co., Ltd. ....................       180,188            325


                                   Continued

                                          --------------------------------------
                                                      INTERNATIONAL EQUITY FUND
                                               Schedule of Portfolio Investments
                                          --------------------------------------
                                                                   July 31, 2004
                                           (amounts in thousands, except shares)

                                                              Shares        Value
                                                             -------       --------
COMMON STOCKS, continued
Hong Kong, continued
i-CABLE Communications, Ltd. .........................        33,500       $     12
Kerry Properties, Ltd. ...............................       173,713            277
New Asia Realty & Trust Co., Ltd. ....................        45,000             17
New World Development Co., Ltd. ......................       513,928            415
Shagri-La Asia, Ltd. .................................       394,000            369
Sino Land Co., Ltd. ..................................       697,383            438
Sun Hung Kai Properties, Ltd. ........................        19,000            161
Swire Pacific, Ltd. ..................................       144,000            959
Wharf Ltd. ...........................................       335,000          1,030
Wheelock & Co., Ltd. .................................       358,000            466
                                                                           --------
                                                                              7,581
                                                                           --------
Ireland (1.3%)
Allied Irish Banks PLC ...............................        15,342            236
CRH PLC ..............................................        93,947          2,117
Elan Corp. PLC (b) ...................................       100,566          2,086
Irish Life & Permanent PLC ...........................        47,968            725
                                                                           --------
                                                                              5,164
                                                                           --------
Italy (3.7%)
Alitalia S.p.A (b) # .................................       495,790            135
Banca Antonveneta S.p.A. (b) .........................         3,170             64
Banca Intesa S.p.A. ..................................       672,950          2,493
Banca Monte dei Paschi di Siena S.p.A. # .............       313,406            936
Banca Nazionale del Lavoro S.p.A. (b) ................       457,031          1,069
Banca Popolare de Lodi S.c.r.l. ......................        43,973            426
Banca Popolare di Milano S.c.r.l. ....................        80,000            491
Benetton Group S.p.A. (b) ............................        23,239            250
Beni Stabili S.p.A. ..................................       355,000            272
Buzzi Unicem S.p.A. ..................................        20,000            247
Caltagirone Editore S.p.A. ...........................        13,962            107
Capitalia S.p.A. .....................................       355,000          1,075
Edison S.p.A. (b) # ..................................       356,434            597
ERG S.p.A. ...........................................        20,708            157
Ericsson S.p.A .......................................         2,239             88
Fiat S.p.A. (b) # ....................................       102,453            806
Fondiaria-SAI S.p.A. .................................        16,477            355
Ifil S.p.A. ..........................................       104,000            343
Italcementi S.p.A. # .................................        37,000            486
Italmobiliare S.p.A ..................................         2,839            133
Pirelli & C. S.p.A. ..................................       533,332            525
SanPaolo IMI S.p.A (b) ...............................        15,937            182
Societa' Cattolica di Assicurazioni S.c.r.l. .........         9,900            383
Telecom Italia S.p.A. ................................       866,478          2,568
Tiscali S.p.A. (b) # .................................        74,000            264
                                                                           --------
                                                                             14,452
                                                                           --------
Japan (21.9%)
77th Bank, Ltd. ......................................        57,000            360
Acom Co., Ltd. .......................................        23,700          1,529
Aichi Steel Corp. ....................................        29,000            127
Aioi Insurance Co., Ltd. .............................       110,000            469
Aisin Seiki Co., Ltd. ................................        42,200            924
Akita Bank, Ltd. .....................................        29,000            115
Amada Co., Ltd. ......................................        59,000            335
Aoyama Trading Co., Ltd. .............................         9,800            221
Asahi Breweries, Ltd. ................................        42,000            447

                                    Continued

                                                              Shares        Value
                                                             -------       --------
COMMON STOCKS, continued
Japan, continued
Asahi National Broadcasting Co., Ltd. ................           146       $    252
Asatsu-dk, Inc. ......................................         6,800            180
Autobacs Seven Co., Ltd. .............................         4,900            154
Awa Bank, Ltd. .......................................        31,000            184
Bank of Fukuoka, Ltd. ................................        92,000            477
Bank of Kyoto, Ltd. # ................................        49,000            313
Bank of Nagoya, Ltd. .................................        26,000            124
Benesse Corp. ........................................        14,200            421
Chiba Bank, Ltd. .....................................       123,000            659
Chudenko Corp. .......................................         8,500            122
Chugoku Bank, Ltd. ...................................        35,000            356
Citizen Watch Co., Ltd. ..............................        41,000            409
Coca-Cola West Japan Co., Ltd. .......................        15,300            400
COMSYS Holdings Corp. (b) ............................        21,000            151
Cosmo Oil Co., Ltd. ..................................        83,000            239
Dai Nippon Printing Co., Ltd. ........................        63,000            894
Daicel Chemical Industries, Ltd. .....................        48,000            227
Daihatsu Motor Co., Ltd. .............................        63,000            492
Daiichi Pharmaceutical Co., Ltd. .....................        15,400            284
Dainippon Ink & Chemicals, Inc. ......................       115,000            265
Dainippon Pharmaceutical Co., Ltd. ...................        24,000            193
Daishi Bank, Ltd. ....................................        50,000            166
Daiwa House Industry Co., Ltd. .......................        80,000            833
Denso Corp. ..........................................       114,300          2,807
Ebara Corp. # ........................................        40,000            173
Ezaki Glico Co., Ltd. ................................        19,000            136
Fuji Electric Co., Ltd. ..............................       111,000            273
Fuji Fire & Marine Insurance Co., Ltd. ...............        71,000            223
Fuji Heavy Industries, Ltd. ..........................       116,000            636
Fuji Oil Co., Ltd. ...................................         8,200             97
Fuji Photo Film Co., Ltd. ............................        67,000          2,013
Fujikura Ltd. ........................................        57,000            277
Fukui Bank, Ltd. .....................................        36,000            144
Fukuyama Transporting Co., Ltd. ......................        36,000            178
Furukawa Electric Co., Ltd. (b) ......................        95,000            388
Futaba Industrial Co., Ltd. ..........................        10,000            167
Glory Ltd. ...........................................        11,000            148
Gunma Bank, Ltd. .....................................        74,000            363
Gunze Ltd. ...........................................        31,000            145
Hachijuni Bank, Ltd. .................................        79,000            501
Hanshin Electric Railway Co., Ltd. ...................        50,000            158
Heiwa Corp. ..........................................        10,400            158
Higo Bank, Ltd. ......................................        37,000            223
Hitachi Cable, Ltd. ..................................        55,000            233
Hitachi Ltd. .........................................       501,000          3,064
Hitachi Maxell, Ltd. .................................        13,000            198
Hitachi Metals, Ltd. .................................        47,000            236
Hokkoku Bank, Ltd. ...................................        52,000            243
Hokuetsu Paper Mills, Ltd. ...........................        23,000            129
House Foods Corp. ....................................        16,500            219
Hyakugo Bank, Ltd. ...................................        33,000            195
Hyakujushi Bank, Ltd. ................................        47,000            267
Ishikawajima-Harima Heavy
  Industries Co., Ltd. ...............................       189,000            280
Itoham Foods, Inc. ...................................        31,000            159
Iyo Bank, Ltd. .......................................        47,000            312

                                    Continued

--------------------------------------
INTERNATIONAL EQUITY FUND
Schedule of Portfolio Investments
--------------------------------------
July 31, 2004
(amounts in thousands, except shares)

                                                     Shares         Value
                                                    --------       --------
COMMON STOCKS, continued
Japan, continued
Joyo Bank, Ltd. ..............................       126,000       $    513
Juroku Bank, Ltd. ............................        54,000            225
Kagoshima Bank, Ltd. .........................        30,000            182
Kamigumi Co., Ltd. ...........................        40,000            275
Kandenko Co., Ltd. ...........................        30,000            154
Kansai Paint Co., Ltd. .......................        14,000             83
Katokichi Co., Ltd. ..........................         7,900            154
Kawasaki Heavy Industries, Ltd. ..............       203,000            298
Kikkoman Corp. ...............................        29,000            250
Kinden Corp. .................................        35,000            214
Kirin Brewery Co., Ltd. ......................       143,000          1,402
Kissei Pharmaceutical Co., Ltd. ..............         9,000            187
Kobe Steel, Ltd. .............................       378,000            524
Koito Manufacturing Co., Ltd. ................        23,000            183
Kokusai Securities Co., Ltd. .................        47,000            545
Kokuyo Co., Ltd. .............................        18,700            222
Komatsu Ltd. .................................       140,000            827
Komori Corp. .................................        11,000            169
Kuraray Co., Ltd. ............................        55,000            417
Kuraya Sanseido, Inc. ........................         7,600            106
Kureha Chemical Industry Co., Ltd. ...........        28,000            109
Kyorin Pharmaceutical Co., Ltd. ..............        12,000            187
Makita Corp. .................................        20,000            284
Marubeni Corp. ...............................       213,000            483
Marui Co., Ltd. ..............................        56,000            677
Maruichi Steel Tube, Ltd. ....................        13,000            213
Matsushita Electric Industrial Co., Ltd. .....       365,000          4,872
Matsushita Electric Works, Ltd. ..............        36,000            308
Meiji Seika Kaisha, Ltd. .....................        57,000            246
Michinoku Bank, Ltd. .........................        20,000            107
Mitsubishi Gas Chemical Co., Inc. ............        72,000            278
Mitsubishi Heavy Industries, Ltd. ............       502,000          1,313
Mitsubishi Logistics Corp. ...................        25,000            236
Mitsubishi Materials Corp. ...................       165,000            340
Mitsubishi Motors Corp. (b) # ................        96,000             84
Mitsubishi Tokyo Financial Group, Inc. .......           297          2,663
Mitsui Engineering & Shipbuilding Co., Ltd.          123,000            184
Mitsui Trust Holdings, Inc. ..................       119,000            835
Mitsumi Electric Co., Ltd. ...................        10,600            115
Mizuho Financial Group, Inc. .................         1,376          5,222
Musashino Bank, Ltd. .........................         4,700            172
Nagase & Co., Ltd. ...........................        20,000            171
Nanto Bank, Ltd. .............................        36,000            159
NGK Insulators, Ltd. .........................        53,000            419
NGK Spark Plug Co., Ltd. .....................        33,000            323
Nichicon Corp. ...............................        10,700            126
Nichirei Corp. ...............................        46,000            161
Nihon Unisys, Ltd. ...........................        16,000            126
Nikko Cordial Corp. ..........................       152,000            690
Nippon Broadcasting System, Inc. .............         4,500            223
Nippon Electric Glass Co., Ltd. ..............        21,000            374
Nippon Kayaku Co., Ltd. ......................        26,000            141
Nippon Meat Packers, Inc. ....................        33,000            404
Nippon Oil Corp. .............................       221,000          1,361
Nippon Paint Co., Ltd. .......................        38,000            142
Nippon Sheet Glass Co., Ltd. .................        66,000            248

                                    Continued

                                                     Share s         Value
                                                    --------       ---------
COMMON STOCKS, continued
Japan, continued
Nippon Shinpan Co., Ltd. (b) .................        44,000       $    151
Nippon Shokubai Co., Ltd. ....................        25,000            190
Nippon Television Network Corp. ..............         1,360            217
Nishimatsu Construction Co., Ltd. ............        36,000            111
Nissay Dowa General Insurance Co., Ltd. ......        61,000            320
Nisshin Seifun Group, Inc. ...................        35,000            348
Nisshin Steel Co., Ltd. ......................       145,000            279
Nisshinbo Industries, Inc. ...................        28,000            201
NSK Ltd. .....................................        80,000            358
Obayashi Corp. ...............................       105,000            501
Okumura Corp. ................................        33,000            156
Onward Kashiyama Co., Ltd. ...................        25,000            341
PanaHome Corp. ...............................        24,000            126
Promise Co., Ltd. ............................        19,500          1,267
Q.P. Corp. ...................................        23,100            196
Rengo Co., Ltd. ..............................        35,000            163
Resona Holdings, Inc. (b) ....................       822,000          1,272
San-in Godo Bank, Ltd. .......................        23,000            177
Santen Pharmaceutical Co., Ltd. ..............         4,000             70
Sanwa Shutter Corp. ..........................        18,000             87
Sanyo Shinpan Finance Co., Ltd. ..............         5,000            277
Sapporo Hokuyo Holdings, Inc. ................            48            297
Sapporo Holdings, Ltd. .......................        52,000            195
Seino Transportation Co., Ltd. ...............        26,000            251
Sekisui Chemical Co., Ltd. ...................        78,000            563
Sekisui House, Ltd. ..........................       103,000          1,039
Shiga Bank, Ltd. .............................        39,000            193
Shimachu Co., Ltd. ...........................         6,700            162
Shinko Securities Co., Ltd. ..................       107,000            329
Shizuoka Bank, Ltd. ..........................       109,000            888
Shohkoh Fund & Co., Ltd. .....................         1,690            344
Sumitomo Bakelite Co., Ltd. ..................        24,000            145
Sumitomo Corp. ...............................       107,000            749
Sumitomo Electric Industries, Ltd. ...........       109,000          1,039
Sumitomo Forestry Co., Ltd. ..................        23,000            232
Sumitomo Metal Industries, Ltd. ..............       479,000            517
Sumitomo Metal Mining Co., Ltd. ..............        47,000            281
Sumitomo Osaka Cement Co., Ltd. ..............        62,000            156
Sumitomo Realty & Development Co., Ltd. ......        54,000            617
Sumitomo Rubber Industries, Ltd. .............        32,000            279
Sumitomo Trust & Banking Co., Ltd. ...........       121,000            710
Suzuken Co., Ltd. ............................         6,000            175
Taiheiyo Cement Corp. ........................       138,000            331
Taiyo Yuden Co., Ltd. ........................        16,000            193
Takara Standard Co., Ltd. ....................        22,000            131
Takashimaya Co., Ltd. ........................        44,000            410
Takefuji Corp. ...............................        17,570          1,264
TDK Corp. ....................................        11,000            762
Teijin Ltd. ..................................       135,000            470
Teikoku Oil Co., Ltd. ........................        44,000            229
Toda Corp. ...................................        47,000            187
Toho Bank, Ltd. ..............................        33,000            123
Tokuyama Corp. ...............................        37,000            180
Tokyo Broadcasting System, Inc. ..............        26,000            444
Tokyo Steel Manufacturing Co., Ltd. # ........        23,100            353
Tokyo Style Co., Ltd. ........................        13,000            147

                                    Continued

                                         ---------------------------------------
                                                      INTERNATIONAL EQUITY FUND
                                               Schedule of Portfolio Investments
                                         ---------------------------------------
                                                                   July 31, 2004
                                           (amounts in thousands, except shares)

                                                       Shares         Value
                                                      --------       --------
COMMON STOCKS, continued
Japan, continued
Tokyo Tatemono Co., Ltd. .......................        12,000       $     62
Toppan Printing Co., Ltd. ......................       102,000          1,022
Toray Industries, Inc. .........................       204,000            968
Toshiba TEC Corp. ..............................        42,000            187
Tostem Inax Holding Corp. ......................        27,000            550
Toyo Ink Manufacturing Co., Ltd. ...............        40,000            142
Toyo Seikan Kaisha, Ltd. .......................        31,000            491
Toyo Suisan Kaisha, Ltd. .......................         7,000             86
Toyota Auto Body Co., Ltd. .....................        12,800            198
Toyota Industries Corp. ........................        45,700          1,075
UNY Co., Ltd. ..................................        27,000            311
Wacoal Corp. ...................................        19,000            191
Yamaguchi Bank, Ltd. ...........................        29,000            301
Yamanashi Chuo Bank, Ltd. ......................        28,000            157
Yamazaki Baking Co., Ltd. ......................        29,000            276
Yokohama Rubber Co., Ltd. ......................        45,000            175
                                                                     --------
                                                                       85,376
                                                                     --------
Netherlands (4.7%)
ABN AMRO Holding NV ............................        99,643          2,084
Aegon NV .......................................       242,300          2,753
AM NV ..........................................        13,643            121
Buhrmann NV ....................................        21,050            195
DSM NV .........................................        16,542            829
Hagemeyer NV (b) ...............................        75,855            169
Hunter Douglas NV ..............................         7,838            367
IHC Caland NV (b) ..............................         4,437            188
ING Groep NV ...................................       213,829          4,957
Koninklijke Ahold NV (b) .......................       111,789            831
Koninklijke KPN NV .............................        38,382            283
Koninklijke Numico NV (b) ......................        18,747            584
Koninklijke Philips Electronics NV .............       122,350          2,963
Koninklijke Vopak NV ...........................         9,588            165
New Skies Satellites NV ........................        15,048            116
Nutreco Holding NV .............................         5,436            163
NV Holdingsmaatschappij De Telegraaf ...........         3,200             70
Oce NV .........................................        13,438            202
Royal Nedlloyd NV ..............................         2,900            100
Vedior NV ......................................        13,287            195
Versatel Telecom International NV (b) ..........        74,287            124
VNU NV .........................................        39,262          1,036
                                                                     --------
                                                                       18,495
                                                                     --------
New Zealand (0.2%)
Auckland International Airport, Ltd. ...........        67,870            305
Carter Holt Harvey, Ltd. .......................       317,000            446
Fletcher Building, Ltd. ........................        34,200            108
                                                                     --------
                                                                          859
                                                                     --------
Norway (0.7%)
Aker Kvaerner ASA (b) ..........................         7,361            129
Aker Yards AS (b) ..............................         4,538             49
DnB Holding ASA ................................        57,600            394
Norsk Hydro ASA ................................        10,020            633
Norske Skogindustrier ASA ......................        47,500            848
Storebrand ASA .................................        74,200            482
                                                                     --------
                                                                        2,535
                                                                     --------

                                    Continued

                                                       Shares         Value
                                                      --------       --------
COMMON STOCKS, continued
Portugal (0.4%)
Banco BPI SA ...................................        14,440       $     53
Banco Espirito Santo SA (b) ....................         3,990             65
Portucel-Empresa Produtora de Pasta e
  Papel SA .....................................       121,265            225
Portugal Telecom, SGPS, SA .....................       110,300          1,129
                                                                     --------
                                                                        1,472
                                                                     --------
Singapore (0.9%)
DBS Group Holdings, Ltd. .......................       102,000            920
Fraser & Neave, Ltd. ...........................        22,600            187
Keppel Corp., Ltd. .............................        49,000            208
Neptune Orient Lines, Ltd. .....................        82,000            116
Oversea-Chinese Banking Corp., Ltd. ............        77,000            574
SembCorp Industries, Ltd. ......................        51,000             38
Singapore Airlines, Ltd. (b) ...................       107,000            691
Singapore Land, Ltd. ...........................        20,000             52
United Overseas Bank, Ltd. .....................        94,000            750
United Overseas Land, Ltd. (b) .................        33,000             43
                                                                     --------
                                                                        3,579
                                                                     --------
Spain (3.8%)
Acerinox SA ....................................        28,744            398
Antena 3 Television SA (b) .....................           871             46
Banco Bilbao Vizcaya Argentaria SA .............        99,000          1,316
Banco de Andalucia SA ..........................           900             76
Banco de Sabadell SA ...........................        18,768            362
Banco Pastor SA ................................         2,400             71
Banco Santander Central Hispano SA .............       290,459          2,758
Cementos Portland SA ...........................         2,890            166
Corporacion Mapfre SA ..........................        21,977            252
Ebro Puleva SA .................................        15,256            178
Endesa SA ......................................        78,204          1,422
Iberia Lineas Aereas de Espana SA # ............       104,580            267
Inmobiliaria Colonial SA .......................         4,000            113
Inmobiliaria Urbis SA ..........................        11,738            131
Red Electrica de Espana ........................         6,000             99
Repsol YPF SA ..................................       130,632          2,770
Sociedad General de Aguas de Barcelona SA ......        16,099            274
Sol Melia SA ...................................        18,888            159
Telefonica SA ..................................       257,754          3,752
Vallehermoso SA ................................         6,900             93
                                                                     --------
                                                                       14,703
                                                                     --------
Sweden (2.6%)
Fabege AB, B Shares (b) ........................         9,700            135
Gambro AB, A Shares ............................        32,500            340
Gambro AB, B Shares ............................        10,500            109
Holmen AB, B Shares ............................         9,900            284
Industriforvaltnings Kinnevik AB, B Shares .....         6,900            201
NCC AB, B Shares ...............................         4,000             36
Nordea AB ......................................       334,300          2,276
Skandia Forsakrings AB .........................       108,400            422
Skandinaviska Enskilda Banken AB ...............        76,700          1,035
Skanska AB, B Shares ...........................         4,900             43
SSAB, A Shares .................................         9,400            169
SSAB, B Shares .................................         2,000             34
Svenska Cellulosa AB, B Shares .................        26,100            966

                                    Continued

--------------------------------------
INTERNATIONAL EQUITY FUND
Schedule of Portfolio Investments
--------------------------------------
July 31, 2004
(amounts in thousands, except shares)

                                                       Shares        Value
                                                     ---------      -------
COMMON STOCKS, continued
Sweden, continued
Tele2 AB, A Shares ............................          2,300      $    91
Tele2 AB, B Shares ............................         13,300          529
TeliaSonera AB (b) ............................        358,000        1,595
Trelleborg AB, B Shares .......................          9,000          138
Volvo AB, A Shares ............................         16,900          585
Volvo AB, B Shares ............................         35,900        1,287
                                                                    -------
                                                                     10,275
                                                                    -------
Switzerland (6.9%)
Baloise Holding, Ltd. .........................         30,600        1,198
Bank Sarasin & Cie AG, B Shares ...............             90          126
Banque Cantonale Vaudoise .....................          2,200          232
Berner Kantonalbank ...........................          4,900          571
Ciba Specialty Chemicals AG ...................         18,300        1,261
Clariant AG (b) ...............................         47,100          634
Compagnie Financiere Richemont AG .............        175,900        4,539
Converium Holding AG ..........................          7,200          159
Credit Suisse Group (b) .......................         19,600          629
Ems-Chemie Holding AG (b) .....................          1,150           96
Georg Fischer AG (b) ..........................          1,910          451
Givaudan SA ...................................            200          114
Helvetia Patria Holding .......................          3,400          534
Holcim Ltd. ...................................         65,100        3,403
Julius Baer Holding, Ltd., B Shares ...........            120           32
Luzerner Kantonalbank .........................          2,393          370
PSP Swiss Property AG .........................         16,800          602
Rieter Holding AG .............................          1,590          407
SIG Holding AG ................................          3,000          558
Sika AG (b) ...................................            380          199
St. Galler Kantonalbank .......................          2,770          577
Swiss Life Holding (b) ........................         12,920        1,506
Swiss Prime Site (b) ..........................            720          147
Swiss Re ......................................          5,400          315
Syngenta AG (b) ...............................         40,600        3,353
Unaxis Holding AG .............................          7,000          723
Valiant Holding (b) ...........................          4,300          348
Valora Holding AG .............................          2,230          492
Vontobel Holding AG ...........................         14,200          272
Zurich Financial Services AG ..................         20,500        2,896
                                                                    -------
                                                                     26,744
                                                                    -------
United Kingdom (23.4%)
Abbey National PLC ............................        424,494        4,382
Aggregate Industries PLC ......................        310,752          482
Amvescap PLC ..................................        128,900          664
Arriva PLC ....................................         48,410          367
Associated British Foods PLC ..................        166,073        1,905
Associated British Ports Holdings PLC .........         71,400          524
Aviva PLC .....................................        564,393        5,754
BAA PLC .......................................        258,000        2,628
BAE Systems PLC ...............................        731,996        2,849
Barratt Developments PLC ......................         57,000          586
BBA Group PLC .................................        116,000          553
Bellway PLC ...................................         12,000          158
Berkeley Group PLC ............................         35,610          755
Big Food Group PLC ............................         72,054          111
Bovis Homes Group PLC .........................         19,000          178

                                    Continued

                                                       Shares        Value
                                                     ---------      -------
COMMON STOCKS, continued
United Kingdom, continued
Bradford & Bingley PLC ........................         74,000      $   362
Brambles Industries PLC .......................        142,000          550
Britannic Group PLC ...........................         31,800          207
British Airways PLC (b) .......................        298,000        1,252
British Land Co. PLC ..........................        136,012        1,741
British Vita PLC ..............................         40,829          184
Brixton PLC ...................................         55,200          301
Cable & Wireless PLC ..........................        657,646        1,299
COLT Telecom Group PLC (b) ....................        416,000          312
Corus Group PLC (b) ...........................      1,223,858        1,014
De Vere Group PLC .............................         23,984          188
DS Smith PLC ..................................         78,167          226
Duelguide PLC (b) .............................          5,727           --*
easyJet PLC (b) ...............................        108,000          291
FKI PLC .......................................        122,150          269
Friends Provident PLC .........................        418,000          998
Galen Holdings PLC ............................         41,000          448
George Wimpey PLC .............................         95,673          645
Great Portland Estates PLC ....................         34,119          175
Greene King PLC ...............................         16,000          304
Hammerson PLC .................................         76,100          959
Hanson PLC ....................................        179,000        1,245
HHG PLC (b) ...................................        408,291          364
Hilton Group PLC ..............................        445,026        2,113
Inchcape PLC ..................................         11,000          325
InterContinental Hotels Group PLC .............        178,389        1,898
International Power PLC (b) ...................        308,400          824
ITV PLC .......................................        625,987        1,191
J Sainsbury PLC ...............................        476,514        2,340
Kingfisher PLC ................................        120,511          623
Land Securities Group PLC .....................         18,653          385
Lex Service PLC ...............................         16,900          212
Liberty International PLC .....................         75,374        1,092
Logica PLC ....................................         97,950          293
London Merchant Securities PLC ................         51,163          168
Mersey Docks & Harbour Co. ....................         16,401          209
Millennium & Copthorne Hotels PLC .............         78,000          456
Mitchells & Butlers PLC .......................        125,921          618
mmO2 PLC (b) ..................................      2,392,000        3,897
Pearson PLC ...................................        174,000        1,953
Peninsular & Oriental Steam Navigation Co.             162,000          659
Persimmon PLC .................................         53,282          567
Pilkington PLC ................................        314,151          549
Pillar Property PLC ...........................         22,798          254
Premier Oil PLC (b) ...........................         17,081          185
Quintain Estates & Development PLC ............         22,000          186
RMC Group PLC .................................         73,000          795
Rolls-Royce PLC ...............................        460,715        2,023
Royal & Sun Alliance Insurance
  Group PLC ...................................        604,850          851
SABMiller PLC .................................         99,059        1,264
Schroders PLC .................................         49,000          508
Scottish & Newcastle PLC ......................        155,500        1,130
Scottish Power PLC ............................        351,325        2,520
Shire Pharmaceuticals Group PLC (b) ...........        100,389          880
Singer & Friedlander Group PLC (b) ............         36,185          152

                                    Continued

                                         ---------------------------------------
                                                       INTERNATIONAL EQUITY FUND
                                               Schedule of Portfolio Investments
                                         ---------------------------------------
                                                                   July 31, 2004
                                           (amounts in thousands, except shares)

                                                    Shares        Value
                                                 ---------      ---------
COMMON STOCKS, continued
United Kingdom, continued
Slough Estates PLC ...........................     114,800       $    934
Somerfield PLC ...............................     105,223            278
Stagecoach Group PLC .........................     364,000            583
Standard Chartered PLC .......................     190,316          3,151
Stanley Leisure PLC ..........................      26,625            205
Tate & Lyle PLC ..............................     101,294            605
Taylor Woodrow PLC ...........................     136,744            620
Thus Group PLC (b) ...........................     236,007             73
Trinity Mirror PLC ...........................      80,510            912
Vodafone Group PLC ...........................   6,573,300         14,271
Westbury PLC .................................      20,310            147
WH Smith Group PLC ...........................      62,000            327
Whitbread PLC ................................      81,000          1,208
William Morrison Supermarkets PLC ............     257,994            850
Wilson Bowden PLC ............................      18,000            324
Wolverhampton & Dudley Breweries PLC .........      15,306            242
Woolworths Group PLC .........................     247,175            192
                                                                 --------
                                                                   91,272
                                                                 --------
TOTAL COMMON STOCKS ..........................                    385,730
                                                                 --------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (1.2%)
BNY Institutional Cash Reserve Fund ..........   4,817,353          4,817
                                                                 --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING .........................                      4,817
                                                                 --------
TOTAL INVESTMENTS
  (Cost $304,344) (a) -- 100.4% ..............                    390,547
Liabilities in excess of other assets --
  (0.4%) .....................................                     (1,828)
                                                                 --------
NET ASSETS -- 100.0% .........................                   $388,719
                                                                 ========

---------------
(a) Cost for federal income tax purposes is $306,846. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

    Unrealized appreciation ...............................      $94,723
    Unrealized depreciation ...............................      (11,022)
                                                                 -------
    Net unrealized appreciation ...........................      $83,701
                                                                 =======

(b) Represents non-income producing security.
#   A portion or all of this security is out on loan as of July 31, 2004.
*   Due to rounding, figure is below thousand-dollar threshold.
BNY -- Bank of New York
PLC -- Public Limited Company

                                    Continued

The table below sets forth the diversification of the International Equity Fund investments by industry.

Industry Diversification                     Percent*
------------------------                    ---------
Advertising .............................        0.1%
Aerospace/Defense .......................        1.3%
Airlines ................................        2.1%
Automobile ..............................        5.8%
Banking .................................       16.1%
Beverages ...............................        1.6%
Building Products .......................        5.7%
Cash Equivalents ........................        1.2%
Chemicals ...............................        3.6%
Computer Systems ........................        0.3%
Diversified .............................        3.4%
Education ...............................        0.1%
Electrical & Electronics ................        6.2%
Energy Sources ..........................        0.9%
Financial Services ......................        3.2%
Food & Household Products ...............        1.5%
Food Products ...........................        0.8%
Food Retailers ..........................        1.9%
Forest Products & Paper .................        1.3%
Gambling ................................        0.1%
Home Furnishing .........................        0.1%
Hotels & Lodging ........................        1.3%
Insurance ...............................        9.8%
Machinery ...............................        1.5%
Materials & Commodities .................        4.3%
Medical Products ........................        0.3%
Office Equipment ........................        0.3%
Oil & Gas Production & Services .........        3.1%
Pharmaceutical ..........................        1.2%
Photographic Products ...................        0.5%
Publishing ..............................        3.5%
Real Estate .............................        4.3%
Retail ..................................        3.0%
Telecommunications ......................        9.2%
Transportation ..........................        0.8%
                                               -----
     Total Investments ..................      100.4%
                                               =====

*  Percentages indicated are based on net assets.

                       See notes to financial statements.

---------------------------------------
BALANCED FUND
Schedule of Portfolio Investments
---------------------------------------
July 31, 2004
(amounts in thousands, except shares)

                                                   Shares or
                                                   Principal
                                                    Amount              Value
                                                  -----------          --------
COMMON STOCKS (58.2%)
AFLAC, Inc. ...................................      48,380            $  1,918
Allstate Corp. ................................      25,000               1,177
American Electric Power Co., Inc. .............      37,065               1,153
Amgen, Inc. (b) ...............................      54,041               3,074
Avery Dennison Corp. ..........................      10,830                 656
Bank of America Corp. .........................      33,106               2,814
Bear Stearns Cos., Inc. .......................       7,474                 623
Becton, Dickinson & Co. .......................      16,589                 784
BellSouth Corp. ...............................      59,398               1,610
Boeing Co. # ..................................      41,107               2,086
BP PLC -- ADR .................................      19,516               1,100
Bristol-Myers Squibb Co. ......................      69,603               1,594
Capital One Financial Corp. # .................      33,695               2,336
Carnival Corp. ................................      34,466               1,606
ChevronTexaco Corp. ...........................      20,881               1,997
Cisco Systems, Inc. (b) # .....................     233,554               4,872
CIT Group, Inc. ...............................      27,000                 939
Citigroup, Inc. ...............................      84,083               3,707
Colgate-Palmolive Co. .........................      20,000               1,064
Dell, Inc. (b) ................................      78,439               2,783
Dollar General Corp. ..........................      67,967               1,312
Dominion Resources, Inc. ......................      14,084                 894
Dow Chemical Co. ..............................      13,705                 547
E.I. du Pont de Nemours & Co. .................      19,190                 822
Exxon Mobil Corp. .............................      88,030               4,076
Freddie Mac ...................................      20,487               1,318
Gannett Co., Inc. # ...........................       5,440                 452
Genentech, Inc. (b) # .........................      55,000               2,677
Genuine Parts Co. .............................      16,834                 635
Goldman Sachs Group, Inc. .....................      32,246               2,844
H & R Block, Inc. # ...........................      31,143               1,530
Harris Corp. ..................................      27,999               1,329
Health Management Associates, Inc.,
  Class A .....................................       5,100                 102
Hewlett-Packard Co. ...........................     129,678               2,613
Home Depot, Inc. ..............................      27,193                 917
Honeywell International, Inc. .................      31,581               1,187
IBM Corp. .....................................       9,260                 806
Illinois Tool Works, Inc. # ...................       6,447                 584
International Paper Co. .......................      31,864               1,377
J.P. Morgan Chase & Co. .......................      53,672               2,004
Johnson & Johnson .............................      13,521                 747
Limited Brands ................................      64,181               1,311
McDonald's Corp. ..............................      27,003                 742
McGraw Hill Cos., Inc. ........................       7,028                 528
Merck & Co., Inc. .............................      13,938                 632
Microsoft Corp. ...............................     103,441               2,944
Moody's Corp. .................................       8,040                 548
Newell Rubbermaid, Inc. # .....................      13,319                 288
Office Depot, Inc. (b) # ......................      34,727                 570
Outback Steakhouse, Inc. ......................      11,889                 483
PACCAR, Inc. ..................................      11,542                 692
Procter & Gamble Co. ..........................      71,196               3,713
Raytheon Co. ..................................      40,142               1,347

                                   Continued

                                                   Shares or
                                                   Principal
                                                    Amount              Value
                                                  -----------          --------
COMMON STOCKS, continued
Rockwell Automation, Inc. .....................      28,155            $  1,053
Sara Lee Corp. ................................     155,301               3,410
SBC Communications, Inc. ......................      40,583               1,028
Southern Co. ..................................      29,763                 871
Texas Instruments, Inc. .......................      35,173                 750
Time Warner, Inc. (b) # .......................      98,810               1,645
U.S. Bancorp ..................................      37,139               1,051
United Technologies Corp. .....................       8,780                 821
Verizon Communications, Inc. ..................      32,023               1,234
Walt Disney Co. ...............................      22,375                 517
Washington Mutual, Inc. .......................      87,147               3,381
WellPoint Health Networks, Inc. (b) ...........      43,345               4,383
Zimmer Holdings, Inc. (b) .....................       8,113                 619
                                                                       --------
TOTAL COMMON STOCKS ...........................                         101,227
                                                                       --------
CORPORATE BONDS (16.7%)
Alcoa, Inc., 7.38%, 8/1/10 ....................   $    900                1,037
Berkshire Hathaway, Inc., 3.38%, 10/15/08 .....      1,000                  977
Boeing Capital Corp., 7.38%, 9/27/10 ..........      1,000                1,139
Bottling Group LLC, 2.45%, 10/16/06 ...........      1,000                  988
Branch Banking & Trust, 4.88%, 1/15/13 ........        500                  490
Caterpillar Financial Services Corp.,
  2.50%, 10/3/06, MTN .........................      1,000                  986
Coca-Cola Co., 4.00%, 6/1/05 ..................      1,000                1,012
Conoco, Inc., 6.35%, 4/15/09 # ................      1,500                1,642
Diageo Capital PLC, 3.50%, 11/19/07 ...........      1,000                  993
First Data Corp., 6.75%, 7/15/05 ..............      2,000                2,079
General Dynamics Corp., 4.50%, 8/15/10 ........      1,000                1,004
General Electric Co., 5.00%, 2/1/13 # .........      1,500                1,500
Lehman Brothers Holdings, Inc.,
  3.50%, 8/7/08 ...............................      1,000                  978
Marsh & McLennan Cos., Inc.,
  5.38%, 7/15/14 ..............................        500                  501
McDonald's Corp., 5.75%, 3/1/12 ...............      1,200                1,264
Northern Trust Co., 7.10%, 8/1/09 .............      1,000                1,124
Prudential Funding LLC, 6.60%,
  5/15/08 (c) .................................      2,000                2,198
St. Paul Cos., Inc., 5.75%, 3/15/07 ...........        750                  788
SunTrust Banks, Inc., 7.38%, 7/1/06 ...........      2,000                2,161
Sysco Corp., 4.75%, 7/30/05 ...................      1,000                1,019
Target Corp., 5.88%, 3/1/12 ...................        500                  533
Unilever Capital Corp., 6.88%, 11/1/05 ........      2,000                2,106
Unilever Capital Corp., 7.13%, 11/1/10 ........        800                  911
Wachovia Corp., 6.63%, 11/15/06 ...............      1,475                1,587
                                                                       --------
TOTAL CORPORATE BONDS .........................                          29,017
                                                                       --------
MUNICIPAL BONDS (2.3%)
Chicago Public Building, 7.00%, 1/1/06 ........      3,800                4,016
                                                                       --------
TOTAL MUNICIPAL BONDS .........................                           4,016
                                                                       --------
U.S. GOVERNMENT AGENCIES (9.7%)
Fannie Mae (3.2%)
6.21%, 11/7/07 ................................      2,300                2,492
5.50%, 11/1/16 - 11/1/17 ......................      3,007                3,095
                                                                       --------
                                                                          5,587
                                                                       --------

                                   Continued

                                         ---------------------------------------
                                                                   BALANCED FUND
                                               Schedule of Portfolio Investments
                                         ---------------------------------------
                                                                   July 31, 2004
                                           (amounts in thousands, except shares)

                                                  Shares or
                                                  Principal
                                                    Amount        Value
                                                 ----------      --------
U.S. GOVERNMENT AGENCIES, continued
Freddie Mac (2.6%)
5.83%, 2/9/06 ................................   $    2,000      $  2,096
6.25%, 3/5/12, Callable 3/5/07 @ 100 .........        1,500         1,579
5.50%, 9/1/17 ................................          767           788
                                                                 --------
                                                                    4,463
                                                                 --------
Government National Mortgage Assoc. (3.9%)
6.00%, 6/15/33 ...............................        1,239         1,276
6.50%, 11/20/28 - 10/15/33 ...................        5,335         5,589
                                                                 --------
                                                                    6,865
                                                                 --------
TOTAL U.S. GOVERNMENT
  AGENCIES ...................................                     16,915
                                                                 --------
U.S. TREASURY BONDS (5.9%)
7.50%, 11/15/16 # ............................        1,300         1,621
7.25%, 8/15/22 ...............................        1,500         1,861
6.25%, 8/15/23 # .............................        6,125         6,871
                                                                 --------
TOTAL U.S. TREASURY BONDS ....................                     10,353
                                                                 --------
U.S. TREASURY INFLATION
  PROTECTION BONDS (1.0%)
3.88%, 4/15/29 # .............................        1,200         1,749
                                                                 --------
TOTAL U.S. TREASURY INFLATION
  PROTECTION BONDS ...........................                      1,749
                                                                 --------
U.S. TREASURY NOTES (3.1%)
3.00%, 2/15/09 # .............................        2,000         1,950
4.00%, 6/15/09 # .............................        1,500         1,522
4.25%, 11/15/13 # ............................        2,000         1,969
                                                                 --------
TOTAL U.S. TREASURY NOTES ....................                      5,441
                                                                 --------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (17.8%)
BNY Institutional Cash Reserve Fund ..........   30,991,271        30,991
                                                                 --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING .........................                     30,991
                                                                 --------
AFFILIATED SECURITIES (2.2%)
AmSouth Prime Money Market Fund ..............    3,776,378         3,776
AmSouth Treasury Reserve Money Market
  Fund .......................................      120,771           121
                                                                 --------
TOTAL AFFILIATED SECURITIES ..................                      3,897
                                                                 --------
TOTAL INVESTMENTS
  (Cost $174,121) (a) -- 116.9% ..............                    203,606
Liabilities in excess of other assets --
  (16.9%) ....................................                    (29,402)
                                                                 --------
NET ASSETS -- 100.0% .........................                   $174,204
                                                                 ========

---------------
(a) Cost for federal income tax purposes is $174,819. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

    Unrealized appreciation                                      $29,592
    Unrealized depreciation                                         (805)
                                                                 -------
    Net unrealized appreciation                                  $28,787
                                                                 =======

                                    Continued

(b) Represents non-income producing security.
(c) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Security Act of 1933, as amended. These securities have been deemed liquid under guidelines established by the Board of Trustees.
#   A portion or all of this security is on loan as of July 31, 2004.
ADR -- American Depositary Receipt
BNY -- Bank of New York
LLC -- Limited Liability Company
MTN -- Medium Term Note
PLC -- Public Limited Company

The table below sets forth the diversification of the Balanced Fund investments by industry.

Industry Diversification                                  Percent*
------------------------                                 ---------
Aerospace/Defense ....................................        3.0%
Affiliated Securities ................................        2.2%
Aluminum .............................................        0.6%
Auto Trucks & Parts ..................................        0.4%
Banking ..............................................        5.3%
Beverages ............................................        1.1%
Brokerage Services ...................................        0.6%
Cash Equivalents .....................................       17.8%
Chemicals -- Specialty ...............................        0.8%
Computer Hardware ....................................        3.6%
Computer Software & Services .........................        4.5%
Consumer Goods .......................................        5.2%
Data Processing -- Management ........................        1.2%
Distribution/Wholesale ...............................        0.4%
Diversified Manufacturing ............................        1.0%
Electrical & Electronic ..............................        0.9%
Entertainment ........................................        1.2%
Financial Services ...................................       12.2%
Food Products, Processing & Packaging ................        2.6%
Forest & Paper Products ..............................        0.8%
Health Care ..........................................        3.0%
Health Care -- Drugs .................................        1.8%
Industrial Automation -- Robotics ....................        0.6%
Insurance ............................................        4.4%
Media ................................................        0.3%
Medical Products .....................................        0.8%
Multimedia ...........................................        0.9%
Newspapers ...........................................        0.3%
Oil & Gas Exploration, Production & Services .........        5.0%
Pharmaceuticals ......................................        2.8%
Raw Materials ........................................        0.4%
Restaurants ..........................................        1.4%
Retail ...............................................        2.7%
Semiconductors .......................................        0.4%
Telecommunications -- Equipment ......................        0.8%
Urban Development ....................................        2.3%
Utilities -- Electric & Gas ..........................        1.7%
Utilities -- Telecommunications ......................        2.2%
Sovereign ............................................       19.7%
                                                            -----
     Total Investments ...............................      116.9%
                                                            =====

*  Percentages indicated are based on net assets.

                       See notes to financial statements.

---------------------------------------
STRATEGIC PORTFOLIOS:
AGGRESSIVE GROWTH PORTFOLIO
Schedule of Portfolio Investments
---------------------------------------
July 31, 2004
(amounts in thousands, except shares)

                                                       Shares      Value
                                                      -------     -------
AFFILIATED SECURITIES (99.6%)
Investment Companies (99.6%)
AmSouth Capital Growth Fund, I Shares .............   709,550     $ 6,585
AmSouth Enhanced Market Fund, I Shares ............   818,281       9,041
AmSouth International Equity Fund,
  I Shares ........................................   389,883       4,484
AmSouth Large Cap Fund, I Shares ..................   251,863       4,418
AmSouth Limited Term Bond Fund,
  I Shares ........................................       187           2
AmSouth Mid Cap Fund, I Shares ....................   361,376       4,445
AmSouth Prime Money Market Fund,
  I Shares ........................................   469,840         470
AmSouth Select Equity Fund, I Shares ..............   328,151       4,397
AmSouth Small Cap Fund, I Shares (b) ..............   538,642       4,444
AmSouth Value Fund, I Shares ......................   456,472       6,769
                                                                  -------
TOTAL INVESTMENTS IN
  AFFILIATES ......................................                45,055
                                                                  -------
TOTAL INVESTMENTS
  (Cost $39,873) (a) -- 99.6% .....................                45,055
Other assets in excess of liabilities -- 0.4% .....                   199
                                                                  -------
NET ASSETS--100.0% ................................               $45,254
                                                                  =======

---------------
(a) Cost for federal income tax purposes is $40,986. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

    Unrealized appreciation .................................     $4,474
    Unrealized depreciation .................................       (405)
                                                                  ------
    Net unrealized appreciation .............................     $4,069
                                                                  ======

(b) Represents non-income producing security.

The table below sets forth the diversification of the Strategic Portfolios:
Aggressive Growth Portfolio investments by asset type.

Asset Type Diversification                                      Percent*
--------------------------                                     ---------
Bond Funds .................................................           +
Equity Funds ...............................................       98.6%
Money Market Funds .........................................        1.0%
                                                                   ----
     Total Investments .....................................       99.6%
                                                                   ====

*  Percentages indicated are based on net assets.
+  Amount is less than 0.1%.

                       See notes to financial statements.


                                         ---------------------------------------
                                                           STRATEGIC PORTFOLIOS:
                                                                GROWTH PORTFOLIO
                                               Schedule of Portfolio Investments
                                         ---------------------------------------
                                                                   July 31, 2004
                                           (amounts in thousands, except shares)

                                                           Shares      Value
                                                          -------     -------
AFFILIATED SECURITIES (99.8%)
Investment Companies (99.8%)
AmSouth Bond Fund, I Shares ...........................   344,523     $ 3,817
AmSouth Capital Growth Fund,
  I Shares ............................................   582,450       5,405
AmSouth Enhanced Market Fund,
  I Shares ............................................   691,225       7,639
AmSouth Government Income Fund,
  I Shares ............................................   437,466       4,313
AmSouth International Equity Fund,
  I Shares ............................................   353,147       4,061
AmSouth Large Cap Fund, I Shares ......................   207,485       3,639
AmSouth Limited Term Bond Fund,
  I Shares ............................................   409,388       4,286
AmSouth Mid Cap Fund, I Shares ........................   307,683       3,785
AmSouth Prime Money Market Fund,
  I Shares ............................................   498,726         499
AmSouth Select Equity Fund, I Shares ..................   281,464       3,772
AmSouth Small Cap Fund, I Shares (b) ..................   442,777       3,653
AmSouth Value Fund, I Shares ..........................   391,062       5,799
                                                                      -------
TOTAL AFFILIATED SECURITIES ...........................                50,668
                                                                      -------
TOTAL INVESTMENTS
  (Cost $47,445) (a) -- 99.8% .........................                50,668
Other assets in excess of liabilities -- 0.2% .........                    84
                                                                      -------
NET ASSETS -- 100.0% ..................................               $50,752
                                                                      =======

---------------
(a) Cost for federal income tax purposes is $47,984. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

    Unrealized appreciation .....................................      $3,295
    Unrealized depreciation .....................................        (611)
                                                                       ------
    Net unrealized appreciation .................................      $2,684
                                                                       ======

(b) Represents non-income producing security.

The table below sets forth the diversification of the Strategic Portfolios:
Growth Portfolio by asset type.

Asset Type Diversification                                           Percent*
--------------------------                                          ---------
Bond Funds ......................................................       24.4%
Equity Funds ....................................................       74.4%
Money Market Funds ..............................................        1.0%
                                                                        ----
     Total Investments ..........................................       99.8%
                                                                        ====

*  Percentages indicated are based on net assets.

                       See notes to financial statements.

---------------------------------------
STRATEGIC PORTFOLIOS:
GROWTH AND INCOME PORTFOLIO
Schedule of Portfolio Investments
---------------------------------------
July 31, 2004
(amounts in thousands, except shares)

                                                          Shares      Value
                                                       ---------     --------
AFFILIATED SECURITIES (100.0%)
Investment Companies (100.0%)
AmSouth Bond Fund, I Shares ........................   1,224,619     $ 13,569
AmSouth Capital Growth Fund, I Shares ..............     958,370        8,894
AmSouth Enhanced Market Fund, I Shares .............   1,146,368       12,667
AmSouth Government Income Fund,
  I Shares .........................................   1,384,387       13,650
AmSouth International Equity Fund,
  I Shares .........................................     594,548        6,837
AmSouth Large Cap Fund, I Shares ...................     346,426        6,076
AmSouth Limited Term Bond Fund,
  I Shares .........................................   1,294,357       13,552
AmSouth Mid Cap Fund, I Shares .....................     510,123        6,275
AmSouth Prime Money Market Fund,
  I Shares .........................................   1,022,110        1,022
AmSouth Select Equity Fund, I Shares ...............     468,644        6,280
AmSouth Small Cap Fund, I Shares (b) ...............     724,823        5,980
AmSouth Value Fund, I Shares .......................     648,575        9,618
                                                                     --------
TOTAL INVESTMENTS IN
  AFFILIATES .......................................                  104,420
                                                                     --------
TOTAL INVESTMENTS
  (Cost $97,835) (a) -- 100.0% .....................                  104,420
Other assets in excess of liabilities -- + .........                        3
                                                                     --------
NET ASSETS -- 100.0% ...............................                 $104,423
                                                                     ========

---------------
(a) Cost for federal income tax purposes is $99,413. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

    Unrealized appreciation ......................................     $6,591
    Unrealized depreciation ......................................     (1,584)
                                                                       ------
    Net unrealized appreciation ..................................     $5,007
                                                                       ======

(b) Represents non-income producing security.
+   Amount is less than 0.1%.

The table below sets forth the diversification of the Strategic Portfolios:
Growth & Income Portfolio investments by asset type.

Asset Type Diversification                                            Percent*
--------------------------                                           ---------
Bond Funds ......................................................        39.0%
Equity Funds ....................................................        60.0%
Money Market Funds ..............................................         1.0%
                                                                        -----
     Total Investments ..........................................       100.0%
                                                                        =====

*  Percentages indicated are based on net assets.

                       See notes to financial statements.

                                         ---------------------------------------
                                                  STRATEGIC PORTFOLIOS: MODERATE
                                                     GROWTH AND INCOME PORTFOLIO
                                               Schedule of Portfolio Investments
                                         ---------------------------------------
                                                                   July 31, 2004
                                           (amounts in thousands, except shares)

                                                        Shares       Value
                                                       -------      -------
AFFILIATED SECURITIES (100.0%)
Investment Companies (100.0%)
AmSouth Bond Fund, I Shares ........................   717,005      $ 7,944
AmSouth Capital Growth Fund, I Shares ..............   351,440        3,261
AmSouth Enhanced Market Fund, I Shares .............   408,108        4,510
AmSouth Government Income Fund,
  I Shares .........................................   757,503        7,469
AmSouth International Equity Fund,
  I Shares .........................................   197,561        2,272
AmSouth Large Cap Fund, I Shares ...................   125,296        2,198
AmSouth Limited Term Bond Fund,
  I Shares .........................................   710,004        7,434
AmSouth Mid Cap Fund, I Shares .....................   179,465        2,207
AmSouth Prime Money Market Fund,
  I Shares .........................................   464,210          464
AmSouth Select Equity Fund, I Shares ...............   161,744        2,167
AmSouth Small Cap Fund, I Shares (b) ...............   272,429        2,248
AmSouth Value Fund, I Shares .......................   229,941        3,410
                                                                    -------
TOTAL INVESTMENTS IN
  AFFILIATES .......................................                 45,584
                                                                    -------
TOTAL INVESTMENTS
  (Cost $44,063) (a) -- 100.0% .....................                 45,584
Liabilities in excess of other assets -- + .........                    (19)
                                                                    -------
NET ASSETS -- 100.0% ...............................                $45,565
                                                                    =======

---------------
(a) Cost for federal income tax purposes is $44,253. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

    Unrealized appreciation ..................................       $2,248
    Unrealized depreciation ..................................         (917)
                                                                     ------
    Net unrealized appreciation ..............................       $1,331
                                                                     ======

(b) Represents non-income producing security.
+   Amount is less than 0.1%.

The table below sets forth the diversification of the Strategic Portfolios:
Moderate Growth & Income Portfolio investments by asset type.

Asset Type Diversification                                        Percent*
--------------------------                                       ---------
Bond Funds ...................................................       50.1%
Equity Funds .................................................       48.9%
Money Market Funds ...........................................        1.0%
                                                                    -----
     Total Investments .......................................      100.0%
                                                                    =====

*  Percentages indicated are based on net assets.

                       See notes to financial statements.

---------------------------------------
GOVERNMENT INCOME FUND
Schedule of Portfolio Investments
---------------------------------------
July 31, 2004
(amounts in thousands, except shares)

                                                Principal
                                                 Amount         Value
                                               -----------     --------
U.S. GOVERNMENT AGENCIES (88.8%)
Fannie Mae (15.5%)
5.75%, 6/15/05 ............................... $       250     $    258
3.30%, 7/30/07, Callable 10/30/04 @ 100 ......       3,500        3,489
6.44%, 8/14/07, MTN ..........................         500          544
6.00%, 5/15/08 # .............................       7,000        7,562
7.50%, 4/1/15 - 6/1/15 .......................         780          832
5.00%, 6/30/15, Callable 12/30/04 @ 100 ......       1,000          980
8.00%, 7/1/15 ................................         518          553
6.50%, 12/1/31 - 2/1/34 ......................      22,491       23,525
                                                               --------
                                                                 37,743
                                                               --------
Federal Farm Credit Bank (10.3%)
3.88%, 12/15/04 ..............................       1,000        1,009
5.75%, 9/1/05, MTN ...........................         500          518
2.48%, 2/27/06, Callable 8/27/04 @ 100 .......       3,000        2,993
3.00%, 12/15/06, Callable 12/15/04 @ 100 .....       8,000        7,972
5.70%, 9/3/08 ................................       7,000        7,480
5.05%, 12/27/12, Callable 12/27/05 @ 100 .....       5,000        5,000
                                                               --------
                                                                 24,972
                                                               --------
Federal Home Loan Bank (9.3%)
4.13%, 11/15/04 ..............................       1,000        1,008
7.25%, 5/13/05 # .............................      10,000       10,397
5.50%, 8/15/08 ...............................         375          398
5.80%, 9/2/08 # ..............................       4,000        4,283
5.82%, 3/30/09 ...............................       1,000        1,078
5.89%, 3/30/09 ...............................       5,000        5,402
                                                               --------
                                                                 22,566
                                                               --------
Freddie Mac (4.6%)
3.25%, 3/14/08 ...............................       2,000        1,963
5.50%, 8/1/08 ................................         723          739
4.00%, 2/1/10 ................................       2,620        2,577
6.25%, 3/5/12, Callable 3/5/07 @ 100 .........       2,000        2,105
6.00%, 5/1/16 - 8/1/18 .......................       2,858        2,985
6.50%, 5/1/31 ................................         306          320
7.00%, 6/1/31 ................................         562          595
                                                               --------
                                                                 11,284
                                                               --------
Government National Mortgage Assoc. (32.5%)
7.50%, 5/15/10 - 8/20/30 .....................       3,297        3,551
7.00%, 8/15/11 -  12/15/30 ...................       2,991        3,184
5.50%, 2/15/14 - 2/20/32 .....................       8,867        9,106
6.50%, 7/15/14 - 3/15/33 .....................       8,159        8,621
6.00%, 5/15/16 - 6/15/31 .....................      16,977       17,655
5.00%, 12/15/17 - 6/15/18 ....................      19,187       19,495
9.50%, 5/15/18 - 8/15/21 .....................         113          129
9.00%, 6/15/18 - 9/15/22 .....................         114          127
4.50%, 7/15/18 - 11/15/18 ....................      14,989       14,853
8.50%, 11/15/20 - 2/15/23 ....................          25           28
6.75%, 4/15/26 ...............................         749          795
8.00%, 7/15/26 - 6/20/30 .....................       1,367        1,495
                                                               --------
                                                                 79,039
                                                               --------
Private Export Funding (8.2%)
6.31%, 9/30/04, Series C .....................       2,000        2,015
6.45%, 9/30/04, Series H .....................       1,000        1,008

                                   Continued

                                               Shares or
                                               Principal
                                                Amount         Value
                                              -----------     --------
U.S. GOVERNMENT AGENCIES, continued
Private Export Funding, continued
5.34%, 3/15/06, Series M .................... $       990     $  1,031
5.53%, 4/30/06 ..............................       3,500        3,661
7.11%, 4/15/07, Series ZZ ...................       1,200        1,320
6.49%, 7/15/07, Series B ....................       2,000        2,163
5.75%, 1/15/08 ..............................       4,300        4,595
5.87%, 7/31/08, Series D ....................       3,000        3,225
4.97%, 8/15/13 ..............................       1,000        1,004
                                                              --------
                                                                20,022
                                                              --------
Sallie Mae (2.2%)
3.63%, 9/30/04, MTN .........................       3,000        3,011
5.25%, 3/15/06 ..............................       2,300        2,392
                                                              --------
                                                                 5,403
                                                              --------
Tennessee Valley Authority (6.2%)
5.38%, 11/13/08 .............................       3,850        4,075
5.63%, 1/18/11, Series A ....................       5,000        5,307
6.75%, 11/1/25 ..............................       5,000        5,663
                                                              --------
                                                                15,045
                                                              --------
TOTAL U.S. GOVERNMENT
  AGENCIES ..................................                  216,074
                                                              --------
U.S. TREASURY OBLIGATIONS (12.8%)
1.17%, 8/12/04 *# ...........................       6,500        6,500
1.28%, 8/19/04 * ............................       1,000          999
7.50%, 2/15/05 # ............................       2,000        2,061
5.63%, 2/15/06 # ............................       2,000        2,098
3.50%, 11/15/06 # ...........................       1,000        1,015
4.38%, 5/15/07 # ............................       1,500        1,554
3.25%, 8/15/07 # ............................       7,500        7,534
6.25%, 8/15/23 # ............................       2,700        3,029
3.88%, 4/15/29 # ............................       4,300        6,266
                                                              --------
TOTAL U.S. TREASURY
  OBLIGATIONS ...............................                   31,056
                                                              --------
INVESTMENT COMPANIES (+)
AIM Treasury Money Market Fund ..............       2,948            3
                                                              --------
TOTAL INVESTMENT COMPANIES ..................                        3
                                                              --------
AFFILIATED SECURITIES (0.2%)
AmSouth Treasury Reserve Money
  Market Fund ...............................     578,947          579
                                                              --------
TOTAL AFFILIATED SECURITIES .................                      579
                                                              --------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (22.8%)
BNY Institutional Cash Reserve Fund .........  55,527,069       55,527
                                                              --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING ........................                   55,527
                                                              --------
TOTAL INVESTMENTS
  (Cost $297,434) (a) -- 124.6% .............                  303,239
Liabilities in excess of other assets --
  (24.6%) ...................................                  (59,966)
                                                              --------
NET ASSETS -- 100.0% ........................                 $243,273
                                                              ========

                                    Continued

---------------------------------------
GOVERNMENT INCOME FUND
Schedule of Portfolio Investments
---------------------------------------
July 31, 2004
(amounts in thousands, except shares)

---------------
(a) Cost for federal income tax purposes is $297,948. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

    Unrealized appreciation .............   $6,451
    Unrealized depreciation .............   (1,160)
                                            ------
    Net unrealized appreciation .........   $5,291
                                            ======

BNY -- Bank of New York
MTN -- Medium Term Note
*  Rates disclosed represent yield effective at purchase.
+  Amount is less than 0.1%.
#  A portion or all of this security is on loan as of July 31, 2004.

The table below sets forth the diversification of the Government Income Fund investments by agency.

Agency Diversification                         Percent*
----------------------                        ---------
Affiliated Securities .......................      0.2%
Cash Equivalents ............................     22.8%
Fannie Mae ..................................     15.5%
Federal Farm Credit Bank ....................     10.3%
Federal Home Loan Bank ......................      9.3%
Freddie Mac .................................      4.6%
Government National Mortgage Assoc. .........     32.5%
Investment Companies ........................        +
Private Export Funding ......................      8.2%
Sallie Mae ..................................      2.2%
Tennessee Valley Authority ..................      6.2%
U.S. Treasury Obligations ...................     12.8%
                                                 -----
     Total Investments ......................    124.6%
                                                 =====

*  Percentages indicated are based on net assets.
+  Amount is less than 0.1%.

                       See notes to financial statements.

                                         ---------------------------------------
                                                          LIMITED TERM BOND FUND
                                               Schedule of Portfolio Investments
                                         ---------------------------------------
                                                                   July 31, 2004
                                           (amounts in thousands, except shares)

                                                    Shares or
                                                    Principal
                                                     Amount        Value
                                                   -----------    --------
CORPORATE BONDS (55.7%)
3M Co., 4.15%, 6/30/05, MTN .....................  $       500    $    512
Abbott Laboratories, 5.40%, 9/15/08 .............        2,000       2,108
Alabama Power Co., 2.65%, 2/15/06 ...............          500         499
Alabama Power Co., 2.80%, 12/1/06 ...............        1,000         991
Allstate Financial Global Fund,
  7.13%, 9/26/05 (b) ............................        2,000       2,099
American Express Credit Corp.,
  4.25%, 2/7/05, MTN ............................        2,000       2,023
American Honda Finance,
  1.34%, 5/11/07, MTN* ..........................        3,000       3,000
Amoco Co., 6.25%, 10/15/04 ......................        3,200       3,228
Asif Global Finance, 1.51%, 12/11/06 (b)*                3,000       3,004
Bank of New York, 3.90%, 9/1/07 .................        1,000       1,014
Becton Dickinson, 7.15%, 10/1/09 ................        1,000       1,128
Berkshire Hathaway, Inc., 3.38%, 10/15/08                3,000       2,932
Boeing Capital Corp., 5.65%, 5/15/06 ............          403         424
Bottling Group LLC, 2.45%, 10/16/06 .............        3,000       2,964
Bristol-Myers Squibb Co., 4.75%, 10/1/06 ........        1,650       1,705
Caterpillar Financial Services Corp.,
  2.50%, 10/3/06, MTN ...........................        2,000       1,972
Caterpillar Financial Services Corp.,
  3.10%, 5/15/07, MTN ...........................          500         495
Chase Manhattan Corp., 7.13%, 2/1/07 ............        2,500       2,735
Chevron Corp., 6.63%, 10/1/04 ...................        2,000       2,016
Coca-Cola Enterprises, 2.50%, 9/15/06 ...........        1,000         988
Coca-Cola Enterprises, 5.25%, 5/15/07 ...........        1,000       1,050
Colgate-Palmolive Co., 5.34%, 3/27/06 ...........        2,000       2,085
Consolidated Edison, Inc., 3.63%, 8/1/08 ........          500         493
Diageo Capital PLC, 3.50%, 11/19/07 .............        1,000         993
Diageo Finance BV, 3.00%, 12/15/06 ..............        1,000         995
Donaldson Lufkin & Jenrette, 6.90%,
  10/1/07, MTN ..................................        1,500       1,640
Eli Lilly & Co., 5.50%, 7/15/06 .................        2,000       2,100
Emerson Electric Co., 7.88%, 6/1/05 .............        2,000       2,085
Fifth Third Bank, 2.70%, 1/30/07 ................        2,000       1,981
First Data Corp., 4.70%, 11/1/06 ................        3,000       3,094
First Union Corp., 6.88%, 9/15/05 ...............        2,000       2,094
FleetBoston Financial Corp., 4.88%, 12/1/06 .....        2,000       2,077
General Electric Capital Corp., 5.00%,
  2/15/07, MTN # ................................        3,700       3,856
Gillette Co., 2.50%, 6/1/08 .....................        2,000       1,921
GlaxoSmithKline Capital PLC,
  2.38%, 4/16/07 ................................        1,100       1,074
Goldman Sachs Group, Inc.,
  1.72%, 1/9/07, MTN* ...........................        3,000       3,004
GTE California, Inc., 7.65%, 3/15/07 ............        2,000       2,201
Hershey Foods Corp., 6.70%, 10/1/05 .............        1,710       1,789
IBM Corp., 4.13%, 6/30/05 .......................        1,000       1,017
Keycorp, 2.75%, 2/27/07, MTN ....................        2,000       1,962
Lehman Brothers Holdings, Inc.,
  3.50%, 8/7/08 .................................        2,000       1,956
Lowe's Cos., Inc., 6.38%, 12/15/05 ..............        1,000       1,048
Marsh & McLennan Cos., Inc.,
  5.38%, 3/15/07 ................................        2,750       2,891
May Department Stores Co., 7.15%, 8/15/04 .......        1,750       1,752

                                   Continued

---------------------------------------
LIMITED TERM BOND FUND
Schedule of Portfolio Investments
---------------------------------------
July 31, 2004
(amounts in thousands, except shares)

                                                Shares or
                                                Principal
                                                 Amount          Value
                                               -----------     ---------
CORPORATE BONDS, continued
McDonald's Corp., 3.88%, 8/15/07, MTN ........ $     3,000     $   3,002
Merck & Co., Inc., 4.13%, 1/18/05 ............       1,150         1,162
Merrill Lynch & Co., 6.00%, 11/15/04 # .......       4,000         4,046
Morgan Stanley Group, Inc.,
  6.10%, 4/15/06 # ...........................       3,500         3,684
National City Bank of Indiana,
  2.38%, 8/15/06 .............................       2,000         1,978
Nationwide Life Global Fund,
  2.75%, 5/15/07 (b) .........................       2,000         1,966
New York Times Co., 7.63%, 3/15/05 ...........       2,000         2,070
New York Times Co., 4.63%, 6/25/07,
  MTN ........................................       2,000         2,076
Northern Trust Co., 6.70%, 9/15/05 ...........       1,725         1,796
Norwest Financial, Inc., 6.70%, 9/22/04 ......       3,000         3,019
Pacific Life Global Funding,
  3.75%, 1/15/09 (b) .........................       1,000           988
Phillips Petroleum Co., 8.50%, 5/25/05 .......       2,000         2,100
Procter & Gamble Co., 3.50%, 12/15/08 ........       1,000           985
Province of Ontario, 3.35%, 7/16/07 ..........       3,000         2,993
R.R. Donnelley & Sons, 5.00%, 11/15/06 .......       1,000         1,033
Sears Credit Account Master Trust,
  6.75%, 9/16/09 .............................       5,000         5,226
Smith Enron, 5.97%, 12/15/06 .................         508           510
St. Paul Cos., Inc., 5.75%, 3/15/07 ..........       2,500         2,626
SunTrust Banks, Inc., 6.90%, 7/1/07 ..........         510           558
SunTrust Banks, Inc., 6.25%, 6/1/08 ..........       1,000         1,089
Sysco Corp., 4.75%, 7/30/05 ..................       1,500         1,528
Sysco Corp., 7.25%, 4/15/07 ..................       1,115         1,226
Target Corp., 7.50%, 2/15/05 .................       1,000         1,028
Target Corp., 3.38%, 3/1/08 # ................         800           790
Toyota Motor Credit Corp., 5.65%, 1/15/07            3,000         3,161
U.S. Bancorp, 2.75%, 3/30/06 .................       2,000         2,000
Unilever Capital Corp., 6.88%, 11/1/05 .......       3,000         3,159
United Technologies Corp., 4.88%, 11/1/06            2,000         2,077
USAA Capital Corp., 4.00%,
  12/10/07, MTN (b) ..........................       2,200         2,229
Wal-Mart Stores, Inc., 5.45%, 8/1/06 .........       2,000         2,095
Wells Fargo & Co., 1.61%, 9/15/06 * ..........       1,000         1,001
                                                               ---------
TOTAL CORPORATE BONDS ........................                   144,196
                                                               ---------
U.S. TREASURY OBLIGATIONS (27.9%)
1.63%, 4/30/05 # .............................      18,500        18,467
2.00%, 5/15/06 # .............................      10,000         9,913
2.25%, 2/15/07 # .............................      28,000        27,553
3.88%, 5/15/09 # .............................      15,000        15,141
4.00%, 6/15/09 # .............................       1,000         1,014
                                                               ---------
TOTAL U.S. TREASURY
  OBLIGATIONS ................................                    72,088
                                                               ---------
U.S. GOVERNMENT AGENCIES (14.9%)
Fannie Mae (4.0%)
7.00%, 7/15/05 ...............................       5,000         5,223
3.50%, 10/15/07, Callable 10/15/04
  @ 100 # ....................................       5,000         4,975
                                                               ---------
                                                                  10,198
                                                               ---------

                                   Continued

                                                Shares or
                                                Principal
                                                 Amount          Value
                                               -----------     ---------
U.S. GOVERNMENT AGENCIES, continued
Federal Farm Credit Bank (2.7%)
2.38%, 12/23/05, Callable 8/23/04 @ 100 ...... $     5,000     $   4,969
2.70%, 11/24/06, Callable 11/24/04 @ 100 .....       2,000         1,980
                                                               ---------
                                                                   6,949
                                                               ---------
Federal Home Loan Bank (3.8%)
2.38%, 8/15/06 ...............................      10,000         9,890
                                                               ---------
Freddie Mac (3.9%)
6.88%, 1/15/05 ...............................       5,000         5,113
2.50%, 12/4/06 ...............................       5,000         4,935
                                                               ---------
                                                                  10,048
                                                               ---------
Government National Mortgage Assoc. (0.5%)
7.50%, 4/15/09 - 8/15/11 .....................         411           440
8.00%, 12/15/07 - 4/15/10 ....................         767           817
8.50%, 9/15/09 - 12/15/09 ....................         100           109
                                                               ---------
                                                                   1,366
                                                               ---------
TOTAL U.S. GOVERNMENT
  AGENCIES ...................................                    38,451
                                                               ---------
AFFILIATED SECURITIES (0.5%)
AmSouth Prime Money Market Fund ..............   1,294,223         1,294
AmSouth Treasury Reserve Money Market
  Fund .......................................         726             1
                                                               ---------
TOTAL AFFILIATED SECURITIES ..................                     1,295
                                                               ---------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (29.3%)
BNY Institutional Cash Reserve Fund ..........  75,884,560        75,885
                                                               ---------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING .........................                    75,885
                                                               ---------
TOTAL INVESTMENTS
  (Cost $330,721) (a) -- 128.3% ..............                   331,915
Liabilities in excess of other assets --
  (28.3%) ....................................                   (73,352)
                                                               ---------
NET ASSETS -- 100.0% .........................                 $ 258,563
                                                               =========

---------------
(a) Cost for federal income tax purposes is $331,649. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

    Unrealized appreciation .............   $1,941
    Unrealized depreciation .............   (1,675)
                                            ------
    Net unrealized appreciation .........   $  266
                                            ======

(b) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Security Act of 1933, as amended. These securities have been deemed liquid under guidelines established by the
    Board of Trustees.
* Variable rate security. Rate presented represents rate in effect at July 31, 2004.
#   Part or all of this security is on loan as of July 31, 2004.
BNY -- Bank of New York
MTN -- Medium Term Note
PLC -- Public Limited Company
LLC -- Limited Liability Company

                                    Continued

---------------------------------------
LIMITED TERM BOND FUND
Schedule of Portfolio Investments
---------------------------------------
July 31, 2004
(amounts in thousands, except shares)

The table below sets forth the diversification of the Limited Term Bond Fund investments by industry.

Industry Diversification                                 Percent*
------------------------                                ---------
Aerospace/Defense .....................................      0.8%
Affiliated Securities .................................      0.5%
Automotive -- Finance .................................      1.2%
Banking ...............................................      7.7%
Beverages .............................................      2.7%
Brokerage Services ....................................      4.9%
Cash Equivalents ......................................     29.3%
Computers & Peripherals ...............................      0.4%
Consumer Goods ........................................      1.2%
Cosmetics/Personal Care ...............................      1.9%
Data Processing/Management ............................      1.2%
Electronic Components/Instruments .....................      0.8%
Financial Services ....................................      7.2%
Food Products & Services ..............................      1.8%
Foreign Government ....................................      1.2%
Industrial Goods & Services ...........................      0.2%
Insurance .............................................      6.4%
Newspapers ............................................      1.6%
Oil & Gas Exploration, Production, & Services .........      2.8%
Pharmaceuticals .......................................      3.6%
Printing ..............................................      0.4%
Restaurants ...........................................      1.2%
Retail ................................................      4.6%
Sovereign .............................................     42.8%
Utilities -- Electric & Gas ...........................      1.0%
Utilities -- Telecommunications .......................      0.9%
                                                           -----
     Total Investments ................................    128.3%
                                                           =====

*  Percentages indicated are based on net assets.

                       See notes to financial statements.

                                         ---------------------------------------
                                                                       BOND FUND
                                               Schedule of Portfolio Investments
                                         ---------------------------------------
                                                                   July 31, 2004
                                           (amounts in thousands, except shares)

                                                  Shares or
                                                  Principal
                                                    Amount        Value
                                                  ----------     -------
CORPORATE BONDS (50.0%)
Abbott Laboratories, 5.63%, 7/1/06 # ...........  $    4,000     $ 4,200
Alabama Power Co., 7.13%, 10/1/07 ..............       1,700       1,868
Alcoa, Inc., 7.38%, 8/1/10 .....................       4,000       4,608
Allstate Financial Global Fund,
  7.13%, 9/26/05 (b) ...........................       1,000       1,050
Asif Global Financing, 3.85%, 11/26/07 (b) .....       5,000       5,009
Baltimore Gas & Electric, 7.50%, 1/15/07 .......       3,100       3,389
Bank One Corp., 7.00%, 7/15/05 .................       3,157       3,291
Bank One, Texas, 6.25%, 2/15/08 ................       1,000       1,074
Bear Stearns Cos., Inc., 4.00%, 1/31/08 ........       2,800       2,810
BellSouth Telecommunications,
  6.50%, 6/15/05 ...............................       3,500       3,622
Berkshire Hathaway, Inc., 3.38%, 10/15/08 ......       3,000       2,932
Boeing Capital Corp., 7.38%, 9/27/10 # .........       6,251       7,122
Boeing Corp., 6.88%, 11/1/06 ...................       2,145       2,309
Bottling Group LLC, 2.45%, 10/16/06 ............       5,500       5,434
Branch Banking & Trust, 4.88%, 1/15/13 .........       4,500       4,409
British Columbia, 4.63%, 10/3/06 # .............       3,000       3,089
Caterpillar Financial Services Corp.,
  2.50%, 10/3/06, MTN ..........................       2,100       2,071
Caterpillar Financial Services Corp.,
  3.10%, 5/15/07, MTN ..........................       2,300       2,278
Caterpillar, Inc., 6.55%, 5/1/11 # .............       1,000       1,118
Chubb Corp., 6.15%, 8/15/05 ....................       1,000       1,034
Chubb Corp., 6.00%, 11/15/11 ...................       1,000       1,063
Clorox Co., 6.13%, 2/1/11 ......................         500         543
Coca-Cola Co., 5.75%, 3/15/11 # ................       4,000       4,290
Colgate-Palmolive Co., 5.34%, 3/27/06 ..........       4,400       4,587
Conoco, Inc., 6.35%, 4/15/09 ...................       1,000       1,095
Countrywide Home Loan, 6.84%, 10/22/04 .........       2,125       2,149
Dean Witter Discover & Co.,
  6.50%, 11/1/05 ...............................       3,500       3,675
Eli Lilly & Co., 5.50%, 7/15/06 # ..............       6,000       6,301
Emerson Electric, 6.30%, 11/1/05 ...............       1,500       1,564
Fifth Third Bank, 6.75%, 7/15/05 ...............       4,000       4,155
Fifth Third Bank, 2.70%, 1/30/07 ...............       1,000         991
First Data Corp., 4.70%, 11/1/06 # .............       7,000       7,219
First Union Corp., 6.88%, 9/15/05 ..............       5,000       5,238
FleetBoston Financial Corp.,
  4.88%, 12/1/06 # .............................       2,100       2,181
Ford Motor Credit Co., 6.25%, 12/8/05 # ........       3,485       3,618
General Electric Co., 5.00%, 2/1/13 # ..........      12,000      11,999
General Motors Acceptance Corp.,
  7.50%, 7/15/05 # .............................       3,000       3,128
General Motors Acceptance Corp.,
  6.15%, 4/5/07 # ..............................       2,000       2,095
Georgia Power Co., 4.00%, 1/15/11 ..............       3,000       2,893
GlaxoSmithKline Capital PLC.,
  2.38%, 4/16/07 ...............................       1,000         976
GTE California, Inc., 7.65%, 3/15/07 ...........       1,000       1,101
GTE California, Inc., 6.70%, 9/1/09 ............       1,500       1,635
Honeywell, Inc., 7.00%, 3/15/07 ................       2,000       2,178
Hormel Foods Corp., 6.63%, 6/1/11 ..............       7,000       7,744
Household Finance Corp., 6.50%, 1/24/06 ........       5,000       5,269
IBM Corp., 5.38%, 2/1/09 # .....................       5,000       5,256

                                   Continued

---------------------------------------
BOND FUND
Schedule of Portfolio Investments
---------------------------------------
July 31, 2004
(amounts in thousands, except shares)

                                                Shares or
                                                Principal
                                                  Amount         Value
                                                ----------      --------
CORPORATE BONDS, continued
John Hancock, 5.63%, 12/1/08 .................. $    5,000      $  5,294
Kimberly-Clark Corp., 7.10%, 8/1/07 ...........      1,700         1,885
Lehman Brothers Holdings, Inc.,
  3.50%, 8/7/08 ...............................      6,000         5,868
Marsh & McLennan Cos., Inc.,
  5.38%, 3/15/07 ..............................      1,500         1,577
Marsh & Mclennan Cos., Inc.,
  5.38%, 7/15/14 ..............................      3,000         3,004
May Department Stores Co.,
  7.15%, 8/15/04 ..............................      1,000         1,001
May Department Stores Co.,
  7.90%, 10/15/07 .............................      1,000         1,120
McDonald's Corp., 5.38%, 4/30/07, MTN .........      2,000         2,101
McDonald's Corp., 5.35%, 9/15/08 ..............      5,500         5,795
McDonald's Corp., 6.00%, 4/15/11, MTN .........        700           749
Mellon Funding Corp., 6.40%, 5/14/11 ..........      2,000         2,198
MetLife, Inc., 6.13%, 12/1/11 .................      1,000         1,071
National Rural Utilities Corp.,
  6.38%, 10/15/04 .............................      3,100         3,127
NationsBank Corp., 7.75%, 8/15/15 .............      1,100         1,291
New York Times Co., 7.63%, 3/15/05 ............      2,000         2,070
New York Times Co., 4.63%, 6/25/07, MTN              2,800         2,906
Nike, Inc., 5.50%, 8/15/06 ....................      3,500         3,686
Northern Trust Co., 7.10%, 8/1/09 .............      6,000         6,747
Pfizer, Inc., 5.63%, 2/1/06 ...................      3,900         4,080
Pharmacia Corp., 5.75%, 12/1/05 ...............      2,600         2,707
Phillips Petroleum Co., 6.38%, 3/30/09 ........      2,000         2,188
PPG Industries, Inc., 7.05%, 8/15/09 ..........      2,500         2,803
Prudential Funding LLC,
  6.60%, 5/15/08 (b) ..........................      6,000         6,593
Rockwell International Corp.,
  6.63%, 6/1/05 ...............................      3,456         3,564
Sara Lee Corp., 6.15%, 6/19/08, MTN ...........      5,625         6,043
Sears Credit Account Master Trust,
  6.75%, 9/16/09 ..............................      5,000         5,226
Smith Enron, 5.97%, 12/15/06 ..................        787           791
Southwestern Bell Telephone,
  6.63%, 4/1/05 ...............................      2,000         2,055
St. Paul Cos., Inc., 5.75%, 3/15/07 ...........      9,125         9,582
State Street Boston, 7.65%, 6/15/10 ...........      5,000         5,861
SunTrust Bank, 6.38%, 4/1/11 ..................      5,500         6,016
SunTrust Banks, Inc., 7.38%, 7/1/06 ...........      3,159         3,411
Sysco Corp., 4.75%, 7/30/05 ...................      2,500         2,547
Target Corp., 7.50%, 2/15/05 ..................      2,000         2,055
Target Corp., 5.88%, 3/1/12 # .................      3,500         3,732
Texaco Capital, 7.09%, 2/1/07 .................      4,000         4,369
Toyota Motor Credit Corp., 5.65%, 1/15/07 .....      5,000         5,269
Unilever Capital Corp., 7.13%, 11/1/10 ........      5,000         5,692
United Technologies Corp.,
  7.13%, 11/15/10 .............................      5,000         5,709
U.S. Bank NA, 3.75%, 2/6/09 ...................      2,000         1,973

                                   Continued

                                                Shares or
                                                Principal
                                                  Amount         Value
                                                ----------      --------
CORPORATE BONDS, continued
Vulcan Materials Co., 6.00%, 4/1/09 ........... $    2,000      $  2,153
Wachovia Corp., 6.61%, 10/1/25 ................      1,875         1,999
Wal-Mart Stores, Inc., 5.45%, 8/1/06 # ........      4,500         4,715
Wisconsin Electric Power,
  6.63%, 11/15/06 .............................      3,500         3,740
                                                                --------
TOTAL CORPORATE BONDS .........................                  312,023
                                                                --------
U.S. TREASURY OBLIGATIONS (26.9%)
3.00%, 2/15/09 # ..............................     38,000        37,049
3.88%, 4/15/29 # ..............................     11,000        16,029
4.00%, 6/15/09 # ..............................      6,000         6,087
4.25%, 11/15/13 # .............................     12,000        11,817
7.50%, 11/15/16 # .............................     19,000        23,691
6.25%, 8/15/23 # ..............................     64,900        72,814
                                                                --------
TOTAL U.S. TREASURY
  OBLIGATIONS .................................                  167,487
                                                                --------
U.S. GOVERNMENT AGENCIES (21.0%)
Fannie Mae (9.6%)
2.63%, 1/19/07, Callable 1/19/05 @ 100 ........     10,000         9,879
3.52%, 1/28/08, Callable 1/28/05 @ 100 ........      5,000         4,986
5.00%, 1/1/18 .................................      3,038         3,065
5.50%, 11/1/17 - 12/1/17 ......................     15,562        16,028
6.00%, 6/15/33 - 1/1/34 .......................     19,538        20,069
7.13%, 3/15/07 ................................      5,000         5,491
                                                                --------
                                                                  59,518
                                                                --------
Federal Home Loan Bank (0.8%)
2.38%, 8/15/06 ................................      5,000         4,945
                                                                --------
Freddie Mac (4.2%)
5.00%, 11/1/18 ................................      3,193         3,221
5.50%, 9/1/17 .................................     12,265        12,622
6.25%, 3/5/12, Callable 3/5/07 @ 100 # ........     10,000        10,525
                                                                --------
                                                                  26,368
                                                                --------
Government National Mortgage Association (6.4%)
6.00%, 6/15/33 ................................      4,473         4,608
6.50%, 8/15/11 - 12/15/32 .....................     28,628        30,000
7.00%, 9/15/11 - 5/15/32 ......................      4,743         5,042
7.50%, 8/15/11 ................................        141           151
8.00%, 5/15/10 ................................         86            92
                                                                --------
                                                                  39,893
                                                                --------
TOTAL U.S. GOVERNMENT
  AGENCIES ....................................                  130,724
                                                                --------
MUNICIPAL BONDS (0.1%)
Georgia (0.1%)
Atlanta Downtown Development Lease
  Revenue Bond, 6.88%, 2/1/21 .................        800           914
                                                                --------
TOTAL MUNICIPAL BONDS .........................                      914
                                                                --------
AFFILIATED SECURITIES (0.6%)
AmSouth Prime Money Market Fund ...............  3,853,300         3,853
AmSouth Treasury Reserve Money Market
  Fund ........................................      4,917             5
                                                                --------
TOTAL AFFILIATED SECURITIES ...................                    3,858
                                                                --------

                                   Continued

                                         ---------------------------------------
                                                                       BOND FUND
                                               Schedule of Portfolio Investments
                                         ---------------------------------------
                                                                   July 31, 2004
                                           (amounts in thousands, except shares)

                                                 Shares or
                                                 Principal
                                                   Amount        Value
                                                -----------     --------
SHORT-TERM SECURITIES HELD
  AS COLLATERAL FOR
  SECURITIES LENDING (30.0%)
BNY Institutional Cash Reserve Fund .........   186,806,688     $186,807
                                                                --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING ........................                    186,807
                                                                --------
TOTAL INVESTMENTS
  (Cost $780,631) (a) -- 128.6% .............                    801,813
Liabilities in excess of other
  assets -- (28.6%) .........................                   (178,273)
                                                                --------
NET ASSETS -- 100.0% ........................                   $623,540
                                                                ========

---------------
(a) Cost for federal income tax purposes is $782,919. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

    Unrealized appreciation .............   $21,349
    Unrealized depreciation .............    (2,455)
                                            -------
    Net unrealized appreciation .........   $18,894
                                            =======

(b) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Security Act of 1933, as amended. These securities have been deemed liquid under guidelines established by the Board of Trustees.
#   A portion or all of this security is on loan as of July 31, 2004.
BNY -- Bank of New York
LLC -- Limited Liability Company
NA -- National Association
PLC -- Public Limited Company
MTN -- Medium Term Note

                                   Continued

The table below sets forth the diversification of the Bond Fund investments by Industry.

Industry Diversification                                   Percent*
------------------------                                  ---------
Aerospace/Defense .....................................        2.4%
Affiliated Securities .................................        0.6%
Aluminum ..............................................        0.7%
Automotive -- Finance .................................        2.3%
Banking ...............................................        7.9%
Beverages .............................................        1.6%
Brokerage Services ....................................        2.0%
Building Products .....................................        0.3%
Cash Equivalents ......................................       30.0%
Computers & Peripherals ...............................        0.8%
Consumer Goods ........................................        1.5%
Consumer Products .....................................        0.1%
Cosmetics/Personal Care ...............................        1.0%
Data Processing/Management ............................        1.2%
Electric -- Integrated ................................        0.8%
Electrical & Electronic ...............................        1.9%
Electronic Components/Instruments .....................        0.6%
Financial Services ....................................        2.3%
Food Products & Services ..............................        1.4%
Foreign Government ....................................        0.5%
Industrial Goods & Services ...........................        0.6%
Insurance .............................................        5.3%
Machinery -- Construction and Mining ..................        0.9%
Manufacturing .........................................        0.4%
Meat Packing Plants ...................................        1.2%
Newspapers ............................................        0.8%
Oil & Gas Exploration, Production, & Services .........        1.2%
Pharmaceuticals .......................................        2.9%
Restaurants ...........................................        1.4%
Retail ................................................        2.9%
Sovereign .............................................       47.9%
Urban Development .....................................        0.1%
Utilities -- Electric & Gas ...........................        1.8%
Utilities -- Telecommunications .......................        1.3%
                                                             -----
     Total Investments ................................      128.6%
                                                             =====

*  Percentages indicated are based on net assets.

                       See notes to financial statements.

---------------------------------------
MUNICIPAL BOND FUND
Schedule of Portfolio Investments
---------------------------------------
July 31, 2004
(amounts in thousands, except shares)

                                                   Shares or
                                                   Principal
                                                     Amount        Value
                                                   ----------     --------
MUNICIPAL BONDS (97.5%)
Alabama (41.2%)
Alabama 21st Century Authority Tobacco
  Settlement Revenue, 5.13%, 12/1/05 ............. $    1,000     $  1,023
Alabama 21st Century Authority Tobacco
  Settlement Revenue, 5.25%, 12/1/06 .............      1,000        1,033
Alabama State Agriculture & Mechanical
  University, Revenue, 4.55%, 11/1/09,
  Callable 5/1/08 @ 102, MBIA ....................      2,245        2,392
Alabama State Agriculture & Mechanical
  University, Revenue, 4.65%, 11/1/10,
  Callable 5/1/08 @ 102, MBIA ....................      2,355        2,501
Alabama State Agriculture & Mechanical
  University, Revenue, 6.50%, 11/1/25,
  Callable 11/1/05 @ 102, MBIA ...................      2,035        2,197
Alabama State Judicial Building Authority,
  Judicial Facilities Project, 4.75%,
  1/1/05, AMBAC ..................................      3,700        3,753
Alabama State Judicial Building Authority,
  Judicial Facilities Project, 4.85%,
  1/1/06, AMBAC ..................................      3,880        4,039
Alabama State Public School & College
  Authority, 5.00%, 12/1/05, Callable
  8/30/04 @ 102 ..................................      3,390        3,467
Alabama State Public School & College
  Authority, 5.13%, 11/1/14, Callable
  11/1/08 @ 101.5, FSA ...........................      8,000        8,653
Alabama State Public School & College
  Authority, Capital Improvement,
  4.75%, 11/1/06, Callable 11/1/05 @ 101 .........      5,000        5,224
Alabama State Water Pollution Control
  Authority, Revolving Fund, Series B,
  5.25%, 8/15/08, Callable 8/15/06 @ 100,
  AMBAC ..........................................      1,095        1,162
Alabama State Water Pollution Control
  Authority, Revolving Fund, Series B,
  5.38%, 8/15/10, Callable 8/15/06 @ 100,
  AMBAC ..........................................        860          914
Alabama State Water Pollution Control
  Authority, Revolving Fund, Series B,
  5.40%, 8/15/11, Callable 8/15/06 @ 100,
  AMBAC ..........................................      1,840        1,957
Alabama State Water Pollution Control
  Authority, Revolving Fund, Series B,
  5.50%, 8/15/16, Callable 8/15/06 @ 100,
  AMBAC ..........................................      3,890        4,118
Alabama State, Series A, GO,
  4.60%, 10/1/05 .................................      3,500        3,623
Alabama State, Series E, GO,
  4.00%, 9/1/08 ..................................      2,855        2,986
Alabama State, Series E, GO,
  4.00%, 9/1/09 ..................................      4,210        4,393
Athens, Warrants, GO,
  1.85%, 2/1/06, MBIA ............................        680          679
Athens, Warrants, GO,
  2.35%, 2/1/07, MBIA ............................        690          689

                                   Continued

                                                   Shares or
                                                   Principal
                                                     Amount        Value
                                                   ----------     --------
MUNICIPAL BONDS, continued
Alabama, continued
Auburn University, University Revenues,
  General Fee, 5.00%, 6/1/13, Callable
  6/1/12 @ 100, AMBAC ............................ $    4,800     $  5,188
Auburn University, University Revenues,
  General Fee, Series A, 5.50%, 6/1/12,
  Callable 6/1/11 @ 100, MBIA ....................      2,125        2,368
Birmingham, GO, 4.90%, 7/1/06 ....................      1,500        1,582
Birmingham, Capital Improvements,
  Series A, GO, 4.75%, 10/1/10, Callable
  4/1/08 @ 102 ...................................      1,340        1,429
Birmingham, Capital Improvements,
  Series A, GO, 4.85%, 10/1/11, Callable
  4/1/08 @ 102 ...................................      1,430        1,520
Birmingham, Capital Improvements,
  Series B, GO, 4.80%, 10/1/08, Callable
  4/1/07 @ 102 ...................................      1,040        1,111
Birmingham, Industrial Water Board,
  Industrial Water Supply, 5.40%, 3/1/05,
  Callable 9/13/04 @ 101, OID, ETM ...............      1,000        1,023
Birmingham, Industrial Water Board,
  Industrial Water Supply, 5.50%, 3/1/06,
  Prerefunded 3/1/05 @ 100, OID ..................      1,300        1,331
Birmingham, Industrial Water Board,
  Industrial Water Supply, 6.20%, 7/1/08,
  Prerefunded 1/1/07 @ 100 .......................      1,885        2,018
Birmingham, Special Care Facilities Funding
  Authority, Series D, 4.95%, 11/1/14,
  Prerefunded 11/1/07 @ 100 ......................      2,415        2,586
Clark & Mobile County, Gas District, 5.60%,
  12/1/17, Callable 12/1/06 @ 102, MBIA ..........      1,045        1,136
Decatur, Warrants, Series A, GO,
  2.25%, 12/1/04 .................................        180          181
Decatur, Warrants, Series A, GO,
  2.25%, 12/1/05 .................................        435          438
Decatur, Warrants, Series A, GO,
  2.40%, 12/1/06 .................................        205          206
Decatur, Warrants, Series A, GO,
  2.50%, 12/1/07 .................................        210          209
Decatur, Warrants, Series B, GO,
  2.25%, 12/1/05 .................................        215          217
Decatur, Warrants, Series B, GO,
  2.40%, 12/1/06 .................................        100          100
Decatur, Warrants, Series B, GO,
  2.50%, 12/1/07 .................................        140          139
Decatur, Warrants, Series C, GO,
  2.50%, 8/1/05 ..................................        245          247
Decatur, Warrants, Series C, GO,
  2.88%, 8/1/06 ..................................        200          203
Decatur, Warrants, Series C, GO,
  2.88%, 8/1/07 ..................................        220          222
Decatur, Warrants, Series D, GO,
  2.50%, 8/1/05 ..................................        580          585
Decatur, Warrants, Series D, GO,
  2.88%, 8/1/06 ..................................        590          599

                                   Continued

                                         ---------------------------------------
                                                            MUNICIPAL BOND FUND
                                               Schedule of Portfolio Investments
                                         ---------------------------------------
                                                                   July 31, 2004
                                           (amounts in thousands, except shares)

                                                   Shares or
                                                   Principal
                                                     Amount        Value
                                                   ----------     --------
MUNICIPAL BONDS, continued
Alabama, continued
Decatur, Warrants, Series D, GO,
  2.88%, 8/1/07 .................................. $      610     $    616
Dothan, GO, 5.05%, 9/1/09, FSA ...................        905          987
Dothan, GO, 5.10%, 9/1/10, Callable
  9/1/09 @ 101, FSA ..............................      1,515        1,654
Florence Water, Series B, 4.70%, 12/1/13,
  Callable 12/1/08 @ 102, FSA ....................      1,025        1,074
Florence, Warrants, GO, 4.00%,
  9/1/13, FSA ....................................      1,340        1,358
Florence, Warrants, GO, 4.00%, 9/1/14,
  Callable 3/1/14 @ 100, FSA .....................      1,245        1,251
Florence, Warrants, Series A, GO,
  4.35%, 12/1/07 .................................        390          413
Florence, Warrants, Series A, GO,
  2.40%, 9/1/08 ..................................      1,370        1,335
Florence, Warrants, Series A, GO,
  4.40%, 12/1/08 .................................        405          430
Florence, Warrants, Series A, GO,
  4.50%, 12/1/09 .................................        425          454
Florence, Warrants, Series A, GO,
  4.60%, 12/1/10, Callable 12/1/08 @ 102 .........        445          476
Florence, Warrants, Series B, GO,
  4.35%, 12/1/07, FSA ............................        790          836
Florence, Warrants, Series B, GO,
  4.40%, 12/1/08, FSA ............................        825          876
Florence, Warrants, Series B, GO,
  4.50%, 12/1/09, Callable 12/1/08 @ 102,
  FSA ............................................        865          923
Florence, Warrants, Series B, GO, 4.60%,
  12/1/10, Callable 12/1/08 @ 102, FSA ...........        900          962
Homewood Board of Education, Warrants,
  Capital Outlay, 4.00%, 2/1/10, FSA .............      1,085        1,126
Homewood Board of Education, Warrants,
  Capital Outlay, 4.00%, 2/1/11, FSA .............      1,000        1,032
Homewood Board of Education, Warrants,
  Capital Outlay, 4.00%, 2/1/12, FSA .............      1,010        1,036
Huntsville, Series A, GO, 4.75%, 11/1/18,
  Callable 11/1/08 @ 101 .........................      1,445        1,475
Huntsville Electric, 4.60%, 12/1/09, Callable
  12/1/07 @ 102 ..................................        550          584
Huntsville Electric, 4.70%, 12/1/10, Callable
  12/1/07 @ 102 ..................................        660          699
Huntsville Electric, 4.80%, 12/1/11, Callable
  12/1/07 @ 102 ..................................        680          722
Huntsville, Warrants, Series B, GO, 4.00%,
  11/1/05 ........................................      3,120        3,211
Huntsville, Warrants, Series B, GO, 4.00%,
  11/1/06 ........................................      3,245        3,378
Huntsville, Warrants, Series B, GO, 4.10%,
  11/1/07 ........................................      3,380        3,546
Huntsville, Water Treatment Systems,
  Series A, GO, 5.13%, 5/1/20, Callable
  5/1/12 @ 102, OID ..............................      1,895        2,002

                                   Continued

                                                   Shares or
                                                   Principal
                                                     Amount        Value
                                                   ----------     --------
MUNICIPAL BONDS, continued
Alabama, continued
Jefferson County, Warrants, GO,
  5.10%, 2/15/10, FSA ............................ $    1,000     $  1,093
Madison Water & Wastewater Board,
  Water & Sewer Revenue, 4.60%, 12/1/11,
  AMBAC ..........................................        725          765
Mobile County, Warrants, GO,
  5.25%, 8/1/12, FSA .............................      6,165        6,835
Mobile County, Warrants, GO,
  5.25%, 8/1/13, FSA .............................      3,440        3,813
Mobile, Warrants, GO, 4.85%, 2/15/09 .............      1,505        1,569
Montgomery Downtown Redevelopment
  Authority, Lease Revenue,
  5.00%, 10/1/08 .................................      1,895        2,050
Montgomery, Warrants, GO,
  5.00%, 5/1/11, AMBAC ...........................      1,530        1,668
Montgomery, Warrants, GO,
  5.25%, 5/1/12, AMBAC ...........................      2,545        2,820
Montgomery, Waterworks & Sanitation
  Sewer Board, Water & Sewer Systems
  Revenue, 5.50%, 9/1/08, Callable 9/1/06
  @ 101, AMBAC ...................................      3,000        3,230
Montgomery, Waterworks & Sanitation
  Sewer Board, Water & Sewer Systems
  Revenue, 5.25%, 9/1/18, Callable 9/1/11
  @ 101, AMBAC ...................................      4,125        4,406
Shelby County Board of Education,
  Warrants, Capital Outlay, 4.80%, 2/1/10,
  Callable 2/1/09 @ 101, AMBAC ...................      1,005        1,079
Talladega County, Industrial
  Development Board, Cyprus 1 Project,
  9.75%, 12/1/13 .................................        335          337
University of Alabama General Fee, 4.75%,
  6/1/11, Callable 6/1/07 @ 102, MBIA ............      1,500        1,586
University of Alabama General Fee,
  4.60%, 6/1/09, Callable 6/1/07 @ 102,
  MBIA ...........................................      1,200        1,272
University of Alabama General Fee, 4.70%,
  6/1/10, Callable 6/1/07 @ 102, MBIA ............      1,300        1,373
University of South Alabama, University
  Revenues, Tuition, 4.70%, 11/15/08,
  Callable 5/15/06 @ 102, AMBAC ..................      2,185        2,304
                                                                  --------
                                                                   148,097
                                                                  --------
Arizona (0.9%)
Arizona School Facilities, Board Revenue
  State School Improvement,
  5.50%, 7/1/10 ..................................      3,000        3,363
                                                                  --------
California (1.8%)
Franklin-McKinley School District, GO,
  6.00%, 7/1/16, FSA .............................      1,000        1,176
San Mateo County Transit District, Sales Tax
  Revenue, Series A, 5.25%, 6/1/16,
  Callable 6/1/09 @ 101, FSA .....................      4,765        5,150
                                                                  --------
                                                                     6,326
                                                                  --------

                                   Continued

---------------------------------------
MUNICIPAL BOND FUND
Schedule of Portfolio Investments
---------------------------------------
July 31, 2004
(amounts in thousands, except shares)

                                                 Shares or
                                                 Principal
                                                   Amount        Value
                                                 ----------     --------
MUNICIPAL BONDS, continued
Colorado (1.8%)
Central Platte Valley Metropolitan District,
  5.20%, 12/1/17, Prerefunded 12/1/09
  @ 101, OID, ACA .............................. $    5,940     $  6,606
                                                                --------
Florida (8.9%)
Dade County, Series DD, GO,
  7.70%, 10/1/08, AMBAC ........................      1,760        2,090
Dade County, Series DD, GO,
  7.70%, 10/1/12, AMBAC ........................      1,000        1,263
Florida State Board of Education, Capital
  Outlay, Series A, GO, 5.00%, 6/1/08 ..........      6,500        7,029
Jacksonville, Water & Sewer District,
  Revenue, 5.00%, 10/1/20, MBIA ................      9,550       10,265
Key West Utilities Board, Electric Revenue,
  6.00%, 10/1/13, AMBAC ........................      2,450        2,865
Reedy Creek, Improvement District, Series
  1, 5.50%, 10/1/08, Callable 10/1/07
  @ 101, AMBAC .................................      8,070        8,825
                                                                --------
                                                                  32,337
                                                                --------
Hawaii (1.1%)
Hawaii State, GO, 5.50%, 3/1/16,
  Prerefunded 3/1/07 @ 102, FGIC ...............      3,625        3,983
                                                                --------
Illinois (2.8%)
Chicago Metropolitan Water Reclamation
  District, Greater Chicago Capital
  Improvements, GO, 6.90%, 1/1/07 ..............      7,830        8,644
Will County Forest Preservation District,
  Series B, 0.00%, 12/1/18, FGIC ...............      3,000        1,486
                                                                --------
                                                                  10,130
                                                                --------
Kentucky (0.6%)
Carrollton & Henderson Public Energy
  Authority, Gas Revenue, Series A, 5.00%,
  1/1/09, FSA ..................................      2,000        2,158
                                                                --------
Louisiana (0.3%)
Louisiana Local Government Environmental
  Facilities, Community Development
  Authority Revenue, Capital Projects &
  Equipment Acquisition, 5.25%, 12/1/18,
  AMBAC ........................................      1,085        1,185
                                                                --------
Maryland (1.5%)
Maryland State Department of
  Transportation, Construction Revenue,
  4.00%, 12/15/07 ..............................      5,000        5,247
                                                                --------
Minnesota (0.7%)
Centennial Independent School District
  No. 12, Series A, GO, 5.60%, 2/1/07,
  MBIA .........................................      2,175        2,350
                                                                --------
Mississippi (0.9%)
Medical Center Educational Building Corp.
  of Mississippi, Revenue, University of
  Mississippi Medical Center Project,
  5.90%, 12/1/23, Prerefunded 12/1/04
  @ 102, MBIA ..................................      2,075        2,148

                                   Continued

                                                 Shares or
                                                 Principal
                                                   Amount        Value
                                                 ----------     --------
MUNICIPAL BONDS, continued
Mississippi, continued
Mississippi State, Series B, GO,
  5.90%, 11/15/09 .............................. $    1,000     $  1,134
                                                                --------
                                                                   3,282
                                                                --------
Ohio (3.0%)
Ohio State Higher Education, Series A, GO,
  5.20%, 2/1/10 ................................      9,700       10,659
                                                                --------
Oklahoma (0.5%)
Moore, GO, 5.75%, 4/1/12, MBIA .................      1,530        1,725
                                                                --------
Oregon (2.3%)
Salem, GO, 4.45%, 12/1/10, Callable
  6/1/09 @ 100, FSA ............................      2,365        2,486
Washington County Criminal Justice
  Facilities, GO, 5.00%, 12/1/09, Callable
  12/1/07 @ 100 ................................      5,285        5,663
                                                                --------
                                                                   8,149
                                                                --------
Rhode Island (1.0%)
Rhode Island State, Series A, GO,
  5.75%, 9/1/13, Callable 9/1/09 @ 101,
  FGIC .........................................      3,065        3,483
                                                                --------
South Carolina (2.8%)
Beaufort County School District,
  Series B, GO, 4.10%, 2/1/09, Callable
  2/1/07 @ 101, SCSDE ..........................      5,525        5,724
Beaufort County School District,
  Series B, GO, 4.90%, 3/1/09, Callable
  3/1/05 @ 101 .................................      4,125        4,243
                                                                --------
                                                                   9,967
                                                                --------
Tennessee (3.7%)
Jackson, Improvements, 5.00%, 3/1/10,
  Prerefunded 3/1/05 @ 102 .....................      2,000        2,079
Metropolitan Government, Nashville &
  Davidson County, Industrial Development
  Board, Revenue, Multi-Family Housing,
  Arbor, Series B, 7.50%, 11/15/10,
  Prerefunded 5/15/10 @ 100 ....................      2,050        2,509
Metropolitan Government, Nashville &
  Davidson County, Industrial Development
  Board, Revenue, Multi-Family Housing,
  Arbor, Series C, 7.50%, 11/15/12,
  Prerefunded 5/15/12 @100 .....................      1,000        1,260
Tennessee State, Series B, GO,
  5.00%, 5/1/15, Callable 5/1/08 @ 100 .........      1,500        1,580
Tennessee State, Series B, GO,
  4.60%, 5/1/07, Callable 5/1/06 @ 100 .........      5,495        5,707
                                                                --------
                                                                  13,135
                                                                --------
Texas (9.7%)
Dallas County, Series A, GO,
  5.25%, 8/15/09 ...............................      3,000        3,299
Harris County, Housing Financial Corp.,
  Multi-Family Housing Revenue, Breton
  Mill Partners, 7.00%, 3/1/07, Prerefunded
  2/15/07 @ 100 ................................      1,000        1,114

                                   Continued

                                         ---------------------------------------
                                                            MUNICIPAL BOND FUND
                                               Schedule of Portfolio Investments
                                         ---------------------------------------
                                                                   July 31, 2004
                                           (amounts in thousands, except shares)

                                                        Shares or
                                                        Principal
                                                          Amount        Value
                                                        ----------     --------
MUNICIPAL BONDS, continued
Texas, continued
Katy Independent School District, Series A,
  GO, 4.50%, 2/15/20, Callable 2/15/08
  @ 100, PSF-GTD ...................................... $    3,600     $  3,558
Lubbock Health Facilities Development
  Corp., Hospital Revenue, Methodist
  Hospital, Series B, 6.75%, 12/1/10,
  AMBAC ...............................................      1,000        1,191
Mesquite Independent School District,
  Series A, GO, 4.70%, 8/15/08, Callable
  8/15/07 @ 100 .......................................      4,000        4,211
Richardson Independent School District,
  Series C, 4.75%, 2/15/22, Callable 2/15/08
  @ 100 PSF-GTD .......................................      1,000        1,000
San Antonio, Series A, GO, 4.75%, 2/1/19,
  Prerefunded 2/1/09 @ 100, OID .......................         10           11
San Antonio, Series A, GO, 4.75%, 2/1/19,
  Unrefunded Portion, Callable 2/1/09
  @ 100, OID ..........................................      1,580        1,605
Texas State, Public Finance Authority,
  Series A, GO, 5.25%, 10/1/08 ........................      7,965        8,710
University of Texas, 4.60%, 7/1/08, Callable
  7/1/06 @ 100 ........................................      3,575        3,722
University of Texas, Series B,
  4.25%, 8/15/09, Callable 8/15/07 @ 100 ..............      5,455        5,747
Whitehouse Independent School District,
  GO, 4.80%, 2/15/12, Callable 2/15/08
  @ 100 ...............................................      1,000        1,037
                                                                       --------
                                                                         35,205
                                                                       --------
Utah (2.6%)
Davis County, School District, GO,
  4.38%, 6/1/08, School Board Guaranty ................      4,805        5,086
Jordan School District, GO, 4.80%, 6/15/08,
  Callable 6/15/07 @ 100 ..............................      3,810        4,071
                                                                       --------
                                                                          9,157
                                                                       --------
Virginia (3.2%)
Virginia College Building Authority,
  Series A, 5.00%, 9/1/12, Callable 9/1/07
  @ 101 ...............................................      2,000        2,145
Virginia State, GO, 5.00%, 6/1/08, Callable
  6/1/07 @ 100 ........................................      5,000        5,319
Virginia State, Public School Authority,
  Series S, 5.25%, 8/1/09 .............................      3,500        3,857
                                                                       --------
                                                                         11,321
                                                                       --------
Washington (5.1%)
King & Snohomish County School District,
  School District No. 417 -- Northshore,
  GO, 5.00%, 6/1/16, Callable 6/1/15
  @ 100, FSA ..........................................      3,000        3,200
King County Public Hospital District
  No. 002, GO, 5.25%, 12/1/13, MBIA ...................      1,095        1,198
Snohomish County, GO,
  3.13%, 12/1/11, OID .................................      1,225        1,181

                                   Continued

                                                        Shares or
                                                        Principal
                                                          Amount        Value
                                                        ----------     --------
MUNICIPAL BONDS, continued
Washington, continued
Washington State, GO, 5.75%, 9/1/08 ................... $    6,500     $  7,209
Washington State, Series 2-A, GO,
  5.00%, 7/1/10, FSA ..................................      5,000        5,444
                                                                       --------
                                                                         18,232
                                                                       --------
West Virginia (0.3%)
Raleigh Fayette & Nicholas Counties,
  6.20%, 8/1/04 .......................................      1,000        1,000
                                                                       --------
Wisconsin (0.8%)
Wisconsin State Health & Educational
  Facilities Authority, Revenue, Wheaton
  Franciscan Services, Inc., 6.10%, 8/15/09,
  MBIA ................................................      2,420        2,735
                                                                       --------
TOTAL MUNICIPAL BONDS .................................                 349,832
                                                                       --------
INVESTMENT COMPANIES (0.9%)
Goldman Sachs Tax-Free Money
  Market Fund .........................................  3,188,898        3,189
                                                                       --------
TOTAL INVESTMENT COMPANIES ............................                   3,189
                                                                       --------
AFFILIATED SECURITIES (0.4%)
AmSouth Tax-Exempt Fund ...............................  1,302,229        1,302
                                                                       --------
TOTAL AFFILIATED SECURITIES ...........................                   1,302
                                                                       --------
TOTAL INVESTMENTS
  (Cost $336,384) (a) -- 98.8%.........................                 354,323
Other assets in excess of liabilities -- 1.2% .........                   4,452
                                                                       --------
NET ASSETS -- 100.0% ..................................                $358,775
                                                                       ========

---------------
(a) Cost for federal income tax purposes is $335,752. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

    Unrealized appreciation .............    $19,024
    Unrealized depreciation .............       (453)
                                             -------
    Net unrealized appreciation .........    $18,571
                                             =======

ACA -- Insured by American Capital Access
AMBAC -- Insured by AMBAC Indemnity Corp.
ETM -- Escrowed to Maturity
FGIC -- Insured by Financial Guaranty Insurance Corp.
FSA -- Insured by Financial Security Assurance Inc.
GO -- General Obligation
MBIA -- Insured by Municipal Bond Insurance Assoc.
OID -- Original Issue Discount
PSF-GTD -- Permanent School Fund Guarantee
SCSDE -- South Carolina School District Enhancement

                                    Continued

---------------------------------------
MUNICIPAL BOND FUND
Schedule of Portfolio Investments
---------------------------------------
July 31, 2004
(amounts in thousands, except shares)

The table below sets forth the diversification of the Municipal Bond Fund investments by revenue source.

Revenue Source                            Percent*
--------------                           ---------
Affiliated Securities ................       0.4%
Development ..........................       2.8%
Education ............................      32.1%
Environment ..........................      10.2%
Finance, Taxation & Monetary .........       3.2%
General Obligation ...................      33.4%
Investment Companies .................       0.9%
Justice and Public Order .............       2.2%
Medical ..............................       2.8%
Multi-Family Housing .................       1.9%
Transportation .......................       2.9%
Utilities ............................       6.0%
                                            ----
     Total Investments ...............      98.8%
                                            ====

*  Percentages indicated are based on net assets.

                       See notes to financial statements.

                                         ---------------------------------------
                                                         FLORIDA TAX-EXEMPT FUND
                                               Schedule of Portfolio Investments
                                         ---------------------------------------
                                                                   July 31, 2004
                                           (amounts in thousands, except shares)

                                                   Shares or
                                                   Principal
                                                     Amount         Value
                                                   ----------      -------
MUNICIPAL BONDS (94.7%)
Altamonte Springs, Health Facilities
  Authority, Hospital Revenue, ETM,
  5.60%, 10/1/10 ...............................   $      545      $   617
Broward County Gas Tax Revenue,
  5.25%, 9/1/09 ................................          500          550
Broward County, Series B, GO,
  5.00%, 1/1/09 ................................          800          868
Broward County, Series B, GO,
  5.00%, 1/1/10 ................................        1,000        1,089
Clearwater Utility Revenue, ETM,
  6.10%, 12/1/07 ...............................          700          782
Dade County Aviation Authority,
  Series 1994 B, 6.25%, 10/1/04, AMBAC .........        1,000        1,008
Dade County School Board, Certificates
  of Participation, Series C,
  5.25%, 8/1/06, FSA ...........................          750          796
Dade County School District, GO,
  5.00%, 2/15/14, Callable 2/15/07 @ 101,
  MBIA .........................................        1,000        1,067
Escambia County Utility Authority, Utility
  System Revenue, 5.00%, 1/1/08, FGIC ..........        1,000        1,075
Florida Housing Finance Agency,
  Homeowner Mortgages, Series 1995 A-1,
  5.65%, 1/1/09, Callable 1/1/06 @ 102 .........          390          409
Florida State Board of Education, Lottery
  Revenue, Series B, 5.25%, 7/1/09,
  Callable 7/1/08 @ 101, FGIC ..................        1,000        1,091
Florida State Board of Education, Lottery
  Revenue, Series C, 5.00%, 1/1/14,
  Callable 1/1/13 @101, MBIA ...................        1,000        1,085
Florida State Board of Education, Series A,
  GO, 5.00%, 1/1/15, Callable 1/1/08
  @ 101 ........................................        1,000        1,053
Florida State Board of Education, Series B,
  GO, 5.38%, 6/1/08, Callable 6/1/07
  @ 101 ........................................        1,000        1,085
Florida State Department of Environmental
  Protection and Preservation, Revenue,
  Florida Forever, Series B,
  5.00%, 7/1/10, MBIA ..........................        2,000        2,186
Florida State Department of Transportation,
  Right of Way, Series B, GO, 5.50%,
  7/1/08, Callable 7/1/07 @ 101 ................        3,310        3,610
Florida State Division of Bond Finance,
  Department of General Services Revenues,
  Preservation 2000, Series A, 5.70%,
  7/1/09, Callable 7/1/05 @ 101, AMBAC .........        1,000        1,048
Florida State Division of Bond Finance,
  Department of General Services Revenues,
  Preservation 2000, Series A, 5.00%,
  7/1/12, Callable 7/1/07 @ 101, AMBAC .........        2,000        2,143
Florida State Turnpike Authority, Turnpike
  Revenue, Department of Transportation,
  Series A, 5.50%, 7/1/11, Callable 7/1/05
  @ 101, FGIC ..................................        1,000        1,046

                                   Continued

                                         ---------------------------------------
                                                         FLORIDA TAX-EXEMPT FUND
                                               Schedule of Portfolio Investments
                                         ---------------------------------------
                                                                   July 31, 2004
                                           (amounts in thousands, except shares)

                                                           Shares or
                                                           Principal
                                                            Amount              Value
                                                          ----------           -------
MUNICIPAL BONDS, continued
Florida, continued
Florida State, Senior Lien, Jacksonville
  Transportation, GO, 5.25%, 7/1/15,
  Callable 7/1/07 @ 101 ...............................   $    1,000           $ 1,070
Florida Water PCR, 5.50%, 1/15/14 .....................        1,000             1,106
Hillsborough County, Capital Improvement,
  County Center Project, Series B, 5.00%,
  7/1/13, Callable 7/1/06 @ 102, MBIA .................        1,000             1,071
Jacksonville Water & Sewer Systems
  Revenue, Series B, 5.25%, 10/1/09, FSA ..............        1,000             1,099
Jacksonville, Sales Tax Revenue,
  5.00%, 10/1/09, AMBAC ...............................        1,000             1,090
Key West Utilities Board, Electric Revenue,
  6.00%, 10/1/13, AMBAC ...............................        1,500             1,754
Lee County Transportation Facilities,
  Revenue, Series A, 5.50%, 10/1/11,
  AMBAC ...............................................        1,500             1,689
Manatee County School Board, Certificates
  of Participation, 5.75%, 7/1/09, Callable
  7/1/06 @ 102, MBIA ..................................          500               546
Marco Island Utilities System Revenue,
  5.25%, 10/1/14, Callable 10/1/13 @ 100,
  MBIA ................................................          600               661
Miami Beach Water & Sewer Revenue,
  5.38%, 9/1/08, Callable 9/1/05 @ 102,
  OID, FSA ............................................        1,000             1,059
Miami-Dade County Educational Facilities
  Authority Revenue, Series A, 5.75%,
  4/1/13, Callable 4/1/10 @ 101, AMBAC ................        1,060             1,195
Okeechobee Utility Authority, Utility System
  Revenue, 5.25%, 10/1/14, Callable 10/1/09
  @ 101, FSA ..........................................        1,675             1,829
Orange County, Sales Tax Revenue, 4.80%,
  1/1/17, Callable 1/1/07 @ 101, FGIC .................        1,000             1,017
Orange County, Tourist Development,
  Tax Revenue, 5.00%, 10/1/08, AMBAC ..................        1,500             1,629
Orlando Utilities Commission, Water &
  Electric Revenue, Series B, 5.10%,
  10/1/11, Callable 10/1/06 @ 100 .....................        1,500             1,590
Palm Beach County, Criminal Justice
  Facilities, 5.38%, 6/1/10, FGIC .....................        1,000             1,112
Palm Beach County, Criminal Justice
  Facilities Revenue, 5.00%, 6/1/12 ...................        1,095             1,198
Palm Beach County, Public Improvement
  Revenue, 2.80%, 8/1/11, OID .........................        1,225             1,151
South Florida, Water Management District,
  Special Obligation, Land Acquisition,
  5.25%, 10/1/13 ......................................        1,000             1,113
St. Johns River Management District, Land
  Acquisition, 5.10%, 7/1/09, Callable
  7/1/05 @ 100, FSA ...................................        1,000             1,031
St. Petersburg Utility Tax Revenue, 5.00%,
  6/1/08, AMBAC........................................        1,145             1,239

                                   Continued

                                                           Shares or
                                                           Principal
                                                            Amount              Value
                                                          ----------           -------
MUNICIPAL BONDS, continued
Florida, continued
Tampa Bay Occupational License Tax,
  Series A, 5.38%, 10/1/14, Callable 10/1/12
  @ 100, FGIC, 5.38%, 10/1/14 .........................   $    1,000           $ 1,107
Tampa Bay Water Utility System Revenue,
  5.00%, 10/1/11, FGIC ................................        1,000             1,095
Tampa Bay Water Utility System Revenue,
  Series A, 4.40%, 10/1/10, Callable 10/1/08
  @ 101, OID ..........................................          550               579
Tampa-Hillsborough County, Expressway,
  5.00%, 7/1/10, Callable 7/1/07 @ 101 ................        1,000             1,071
Volusia County Sales Tax Revenue, 5.00%,
  10/1/13, Callable 10/1/08 @ 101, MBIA ...............        1,000             1,076
                                                                               -------
TOTAL MUNICIPAL BONDS .................................                         52,785
                                                                               -------
AFFILIATED SECURITIES (2.7%)
AmSouth Tax-Exempt Fund ...............................    1,496,408             1,497
                                                                               -------
TOTAL AFFILIATED SECURITIES ...........................                          1,497
                                                                               -------
INVESTMENT COMPANIES (1.7%)
Dreyfus Florida Money Market Fund .....................      973,484               973
                                                                               -------
TOTAL INVESTMENT COMPANIES ............................                            973
                                                                               -------
TOTAL INVESTMENTS
  (Cost $53,073) (a) -- 99.1%..........................                         55,255
Other assets in excess of liabilities -- 0.9% .........                            516
                                                                               -------
NET ASSETS -- 100.0% ..................................                        $55,771
                                                                               =======

---------------
(a) Cost for federal income tax purposes is $53,050. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

    Unrealized appreciation .............    $2,383
    Unrealized depreciation .............      (178)
                                             ------
    Net unrealized appreciation .........    $2,205
                                             ======

AMBAC -- Insured by AMBAC Indemnity Corp.
ETM -- Escrowed to Maturity
FGIC -- Insured by Financial Guaranty Insurance Corp.
FSA -- Insured by Financial Security Assurance Inc.
GO -- General Obligation
MBIA -- Insured by Municipal Bond Insurance Assoc.
OID -- Original Issue Discount
PCR -- Pollution Control Revenue

                                   Continued

---------------------------------------
FLORIDA TAX-EXEMPT FUND
Schedule of Portfolio Investments
---------------------------------------
July 31, 2004
(amounts in thousands, except shares)

The table below sets forth the diversification of the Florida Tax-Exempt Fund investments by revenue source.

Revenue Source                             Percent*
--------------                            ---------
Affiliated Securities .................        2.7%
Air, Water & Solid Waste ..............        5.8%
Airports ..............................        1.8%
Colleges & Universities ...............        2.1%
Economic Development ..................        2.0%
Educational Services ..................       12.1%
Finance & Taxation ....................       16.6%
General Obligation ....................        3.5%
Highway & Street Construction .........        1.9%
Hospitals .............................        1.1%
Housing ...............................        0.7%
Investment Companies ..................        1.7%
Justice & Public Order ................        4.1%
Urban & Community Development .........        5.0%
Transportation ........................       13.3%
Utilities .............................       17.7%
Water .................................        7.0%
                                              ----
     Total Investments ................       99.1%
                                              ====

*  Percentages indicated are based on net assets.

                       See notes to financial statements.

                                         ---------------------------------------
                                                       TENNESSEE TAX-EXEMPT FUND
                                               Schedule of Portfolio Investments
                                         ---------------------------------------
                                                                   July 31, 2004
                                           (amounts in thousands, except shares)

                                                      Shares or
                                                      Principal
                                                       Amount       Value
                                                      --------     -------
MUNICIPAL BONDS (94.6%)
Tennessee (94.6%)
Anderson County, GO, 5.00%, 4/1/09, FSA ...........   $  1,055     $ 1,145
Chattanooga, GO, 5.00%, 9/1/13,
  Prerefunded 9/1/06 @101, OID, FGIC ..............        100         107
Chattanooga, Series A, GO, 5.00%, 11/1/06 .........      1,000       1,063
Clarksville, Water Sewer & Gas Revenue,
  5.15%, 2/1/14, FSA ..............................      1,570       1,722
Dickson County, Public Improvements &
  Schools, GO, 5.25%, 4/1/16, Callable
  4/1/10 @ 100, OID, FSA ..........................      1,000       1,106
Franklin Special School District, GO,
  5.00%, 6/1/10 ...................................      1,020       1,110
Germantown, GO, 4.50%, 8/1/05 .....................        500         515
Hamilton County, GO, 5.00%, 11/1/11,
  Callable 11/1/08 @ 101 ..........................      1,000       1,082
Johnson City, GO, 4.70%, 6/1/12, OID,
  FGIC ............................................      1,000       1,071
Knox County Health Educational & Housing
  Facility Board, Hospital Facilities
  Revenue, Fort Sanders Alliance, 7.25%,
  1/1/08, MBIA ....................................        750         856
Knox County, GO, 4.50%, 4/1/08 ....................      1,000       1,061
Knox County, Public Improvements, GO,
  5.00%, 5/1/06 ...................................        425         447
Knoxville, Water Revenue, 5.00%, 3/1/13,
  Callable 3/1/10 @ 100, MBIA .....................      1,000       1,074
Marion County, GO, 5.00%, 4/1/11,
  AMBAC ...........................................      1,000       1,090
Memphis, GO, 6.00%, 11/1/06 .......................      1,000       1,085
Metropolitan Government, Nashville &
  Davidson County, Electric Revenue,
  Series B, 5.50%, 5/15/12 ........................      1,000       1,124
Metropolitan Government, Nashville &
  Davidson County, Electric Revenue,
  Series B, 5.50%, 5/15/14 ........................      1,000       1,127
Metropolitan Government, Nashville &
  Davidson County, GO, 5.00%, 12/1/06 .............        600         639
Metropolitan Government, Nashville &
  Davidson County, GO, 6.00%, 12/1/09 .............      1,500       1,708
Metropolitan Government, Nashville &
  Davidson County, Health & Education
  Facilities Board Revenue, The Vanderbilt
  University, Series A, 6.00%, 7/1/07 .............        500         550
Metropolitan Nashville Airport Authority,
  Airport Revenue Improvement, Series A,
  6.63%, 7/1/07, FGIC .............................        500         557
Oak Ridge, GO, 5.00%, 4/1/13, Callable
  4/1/11 @ 100, AMBAC .............................      1,000       1,074
Putnam County Schools, GO, 5.50%, 4/1/19,
  OID, Prerefunded 4/1/10 @ 100, FGIC .............      1,000       1,119
Rutherford County, Capital Outlay Notes,
  Series A, GO, 6.50%, 5/1/06 .....................      1,050       1,131
Rutherford County, Public Improvements,
  GO, 5.40%, 4/1/13, Prerefunded 4/1/06
  @ 100, OID ......................................      1,000       1,058

                                   Continued

                                         ---------------------------------------
                                                      TENNESSEE TAX-EXEMPT FUND
                                               Schedule of Portfolio Investments
                                         ---------------------------------------
                                                                   July 31, 2004
                                           (amounts in thousands, except shares)

                                                          Shares or
                                                          Principal
                                                           Amount       Value
                                                          ---------    -------
MUNICIPAL BONDS, continued
Tennessee, continued
Shelby County Health Educational &
  Housing Facility Board, Hospital Revenue,
  Methodist Health Systems, Inc., 6.25%,
  8/1/07, MBIA ........................................   $  3,500     $ 3,887
Shelby County Health Educational &
  Housing Facility Board, Hospital Revenue,
  Methodist Healthcare, 5.50%, 4/1/05,
  MBIA ................................................        165         169
Shelby County Health Educational &
  Housing Facility Board, Hospital Revenue,
  Methodist Healthcare, 5.50%, 4/1/05,
  ETM, MBIA ...........................................        435         447
Shelby County Schools, Series A, GO,
  5.88%, 6/1/19, Prerefunded 6/1/06
  @ 100 ...............................................      1,000       1,071
Shelby County, Public Improvements,
  Series A, GO, 5.88%, 6/1/20, Prerefunded
  6/1/06 @ 100, OID ...................................      1,500       1,607
Shelby County, Series A, GO,
  6.75%, 4/1/05 .......................................      1,000       1,035
Shelby County, Series B, GO,
  5.25%, 12/1/10, Callable 12/1/06
  @ 101, OID ..........................................      1,000       1,076
Tennessee State School Board Authority,
  Higher Educational Facilities, Series A,
  5.00%, 5/1/11, FSA ..................................      2,000       2,182
Tennessee State, GO, 5.00%, 5/1/09,
  Callable 5/1/07 @ 101.5, OID ........................        500         538
Williamson County, GO,
  6.00%, 3/1/08, OID ..................................        500         555
Williamson County, GO, 5.00%, 3/1/11 ..................      1,000       1,093
Wilson County, GO, 4.50%, 4/1/06 ......................      1,135       1,183
                                                                       -------
TOTAL MUNICIPAL BONDS .................................                 39,464
                                                                       -------
INVESTMENT COMPANIES (2.2%)
AIM Tax-Free Money Market Fund ........................    907,343         907
                                                                       -------
TOTAL INVESTMENT COMPANIES ............................                    907
                                                                       -------
AFFILIATED SECURITIES (1.8%)
AmSouth Tax-Exempt Fund ...............................    755,709         756
                                                                       -------
TOTAL AFFILIATED SECURITIES ...........................                    756
                                                                       -------
TOTAL INVESTMENTS
  (Cost $39,670) (a) -- 98.6%..........................                 41,127
Other assets in excess of liabilities -- 1.4% .........                    571
                                                                       -------
NET ASSETS -- 100.0% ..................................                $41,698
                                                                       =======

                                   Continued

---------------
(a) Represents cost for financial reporting purposes, and is the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

    Unrealized appreciation .............    $1,506
    Unrealized depreciation .............       (49)
                                             ------
    Net unrealized appreciation .........    $1,457
                                             ======

AMBAC -- Insured by AMBAC Indemnity Corp.
ETM -- Escrowed to Maturity
FGIC -- Insured by Financial Guaranty Insurance Corp.
FSA -- Insured by Financial Security Assurance Inc.
GO -- General Obligation
MBIA -- Insured by Municipal Bond Insurance Assoc.
OID -- Original Issue Discount

The table below sets forth the diversification of the Tennessee Tax-Exempt Fund investments by revenue source.

Revenue Source                                  Percent*
--------------                                 ---------
Administration of Public Health ............       10.8%
Affiliated Securities ......................        1.8%
Airports ...................................        1.3%
Air, Water, Solid Waste ....................        6.7%
Colleges and Universities ..................        1.3%
Educational Services .......................        5.2%
Elementary and Secondary Education .........        5.4%
General Obligation .........................       56.4%
Health Services ............................        2.1%
Investment Companies .......................        2.2%
Utilities ..................................        5.4%
                                                   ----
     Total Investments .....................       98.6%
                                                   ====

*  Percentages indicated are based on net assets.

                       See notes to financial statements.

---------------------------------------
PRIME MONEY MARKET FUND
Schedule of Portfolio Investments
---------------------------------------
July 31, 2004
(amounts in thousands, except shares)

                                                 Shares or
                                                 Principal
                                                  Amount         Value
                                                -----------     --------
COMMERCIAL PAPER -- DOMESTIC* (56.6%)
3M Co., 1.31%, 8/18/04 ........................ $    18,000     $ 17,989
Abbey National North America LLC,
  1.52%, 9/28/04 ..............................      18,000       17,956
AIG Funding, 1.37%, 9/8/04 ....................      20,000       19,971
Alfa Corp., 1.28%, 8/11/04 ....................      17,000       16,994
Bank of America Corp., 1.37%, 9/8/04 ..........      20,000       19,971
Bear Stearns & Cos., Inc., 1.35%, 8/16/04 .....      20,000       19,989
Citicorp, 1.30%, 8/4/04 .......................       8,000        7,999
Citicorp, 1.47%, 9/9/04 .......................      15,000       14,976
E.I. du Pont de Nemours & Co.,
  1.33%, 9/2/04 ...............................      20,000       19,976
General Electric Capital Corp.,
  1.44%, 9/20/04 ..............................      22,000       21,956
GlaxoSmithKline Capital PLC,
  1.46%, 9/22/04 ..............................      19,000       18,960
Goldman Sachs Group, Inc., 1.10%, 8/19/04            20,000       19,989
Household Finance Corp., 1.40%, 9/7/04 ........      20,000       19,971
MGIC Investment Corp., 1.34%, 8/20/04 .........      17,000       16,988
Morgan Stanley Group, Inc., 1.38%,
  8/25/04 .....................................       9,000        8,992
Pfizer, Inc., 1.13%, 8/5/04 ...................      19,000       18,998
UBS Financial Services, Inc., 1.06%,
  8/2/04 ......................................      20,000       20,000
Wal-Mart Stores, Inc., 1.09%, 8/24/04 .........      20,000       19,986
Wells Fargo & Co., 1.30%, 8/12/04 .............      20,000       19,992
                                                                --------
TOTAL COMMERCIAL PAPER --
  DOMESTIC ....................................                  341,653
                                                                --------
U.S. GOVERNMENT AGENCIES* (24.1%)
Fannie Mae (7.8%)
1.15%, 9/1/04 .................................      29,000       28,972
1.46%, 10/6/04 ................................      18,000       17,952
                                                                --------
                                                                  46,924
                                                                --------
Federal Home Loan Bank (8.2%)
1.03%, 8/11/04 ................................      12,000       11,997
1.34%, 8/27/04 ................................      20,000       19,980
1.56%, 10/27/04 ...............................      18,000       17,932
                                                                --------
                                                                  49,909
                                                                --------
Freddie Mac (8.1%)
1.08%, 8/17/04 ................................      17,000       16,992
1.23%, 8/31/04 ................................      20,000       19,980
1.22%, 10/7/04 ................................      12,000       11,973
                                                                --------
                                                                  48,945
                                                                --------
TOTAL U.S. GOVERNMENT
  AGENCIES ....................................                  145,778
                                                                --------
U.S. TREASURY NOTES (3.4%)
1.88%, 9/30/04 # ..............................      20,500       20,523
                                                                --------
TOTAL U.S. TREASURY NOTES .....................                   20,523
                                                                --------

                                   Continued

                                                 Shares or
                                                 Principal
                                                  Amount         Value
                                                -----------     --------
REPURCHASE AGREEMENTS (16.0%)
Goldman Sachs, 1.36%, 8/2/04, dated
  7/30/04, with a maturity value
  of $48,359 .................................. $    48,354     $ 48,354
Wachovia, 1.35%, 8/2/04, dated 7/30/04,
  with a maturity value of $48,359 ............      48,353       48,353
                                                                --------
TOTAL REPURCHASE
  AGREEMENTS ..................................                   96,707
                                                                --------
SHORT-TERM SECURITIES HELD AS
  COLLATERAL FOR SECURITIES
  LENDING (3.4%)
BNY Institutional Cash Reserve Fund ...........  20,627,511       20,628
                                                                --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING ..........................                   20,628
                                                                --------
TOTAL INVESTMENTS
  (Cost $625,289) (a) -- 103.5% ...............                  625,289
Liabilities in excess of other assets --
  (3.5%) ......................................                  (21,144)
                                                                --------
NET ASSETS -- 100.0% ..........................                 $604,145
                                                                ========

---------------
(a) Cost and value for federal income tax and financial reporting purposes are the same.
*   Rates disclosed represent yield effective at purchase.
#   A portion or all or this security is on loan as of July 31, 2004.
BNY -- Bank of New York
LLC -- Limited Liability Company
PLC -- Public Limited Company

The table below sets forth the diversification of the Prime Money Market Fund investments by industry.

Industry Diversification          Percent+
------------------------         ---------
Banking ........................     10.4%
Cash Equivalents ...............     19.4%
Electric .......................      3.6%
Financial Services .............     17.8%
Insurance ......................      8.9%
Manufacturing ..................      3.0%
Materials ......................      3.3%
Pharmaceuticals ................      6.3%
Retail .........................      3.3%
Sovereign ......................     27.5%
                                    -----
     Total Investments .........    103.5%
                                    =====

+  Percentages indicated are based on net assets.

                       See notes to financial statements.

---------------------------------------
TREASURY RESERVE MONEY
MARKET FUND
Schedule of Portfolio Investments
---------------------------------------
July 31, 2004
(amounts in thousands, except shares)

                                                  Principal
                                                   Amount         Value
                                                 ----------     --------
U.S. TREASURY BILLS* (36.6%)
1.05%, 8/5/04 # ................................   $10,500      $ 10,499
1.18%, 8/12/04 - 8/26/04 # .....................    21,000        20,988
1.19%, 8/19/04 # ...............................    12,000        11,992
1.03%, 9/16/04 # ...............................     5,500         5,493
1.27%, 10/7/04 # ...............................     5,000         4,988
1.32%, 10/14/04 # ..............................     6,000         5,984
1.39%, 11/4/04 # ...............................     6,000         5,978
1.41%, 11/12/04 # ..............................    10,000         9,960
                                                                --------
TOTAL U.S. TREASURY BILLS ......................                  75,882
                                                                --------
U.S. TREASURY NOTES (7.5%)
2.13%, 8/31/04 # ...............................     6,000         6,006
1.88%, 9/30/04 #+ ..............................     4,500         4,505
5.88%, 11/15/04 # ..............................     5,000         5,066
                                                                --------
TOTAL U.S. TREASURY NOTES ......................                  15,577
                                                                --------
REPURCHASE AGREEMENTS (56.0%)
Morgan Stanley, 1.31%, 8/2/04, dated
  7/30/04, with a maturity value of $57,905.....    57,899        57,899
Wachovia, 1.31%, 8/2/04, dated 7/30/04,
  with a maturity value of $57,905..............    57,899        57,899
                                                                --------
TOTAL REPURCHASE AGREEMENTS.....................                 115,798
                                                                --------
SHORT-TERM SECURITIES HELD AS
  COLLATERAL FOR SECURITIES
  LENDING (29.6%)
Goldman Sachs Group, Inc. Repurchase
  Agreement, 1.36%, 8/2/04, dated 7/30/04,
  with a maturity value of $61,380..............    61,373        61,373
                                                                --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING ...........................                  61,373
                                                                --------
TOTAL INVESTMENTS
  (Cost $268,630) (a) -- 129.7% ................                 268,630
Liabilities in excess of other assets --
  (29.7%) ......................................                 (61,519)
                                                                --------
NET ASSETS -- 100.0% ...........................                $207,111
                                                                ========

---------------
(a) Cost and value for federal income tax and financial reporting purposes are the same.
*   Rates disclosed represent yield effective at purchase.
#   A portion or all of this security is on loan as of July 31, 2004.
+   A portion of this security is used as collateral for securities on loan.

The table below sets forth the maturity schedule of the Treasury Reserve Money Market Fund investments.

Days                              Percent*
----                             ---------
1 - 2 ..........................     85.6%
3 - 14 .........................      9.9%
15 - 29 ........................     11.1%
30 - 59 ........................      5.5%
60 - 89 ........................      7.5%
90 - 179 .......................     10.1%
                                    -----
     Total Investments .........    129.7%
                                    =====

*  Percentages indicated are based on net assets.

                       See notes to financial statements.

                                         ---------------------------------------
                                                                TAX-EXEMPT MONEY
                                                                     MARKET FUND
                                               Schedule of Portfolio Investments
                                         ---------------------------------------
                                                                   July 31, 2004
                                           (amounts in thousands, except shares)

                                                     Shares or
                                                     Principal
                                                       Amount       Value
                                                     ----------    --------
DEMAND NOTES* (86.7%)
Alabama (4.3%)
Alabama Housing Finance Authority,
  Multi-Family Housing Revenue, Rime
  Village Huntsville Project, Series B,
  1.08%, 6/15/26, FNMA ............................  $    1,500    $  1,500
Mobile Industrial Development Board, PCR,
  Alabama Power Co. Project, Series B,
  1.08%, 8/1/17 ...................................       2,000       2,000
Port City Medical Clinic Board Mobile,
  Revenue, Infirmary Health, 1.10%, 2/1/25,
  SPA: The Bank of Nova Scotia and KBC
  Bank N.V. .......................................       2,000       2,000
Special Care Facilities Financing Authority,
  Montgomery Hospital Revenue, 1.01%,
  4/1/15, FGIC, SPA: SPI ..........................       1,400       1,400
                                                                   --------
                                                                      6,900
                                                                   --------
Alaska (0.8%)
Valdez, Marine Term Revenue, Exxon Mobil
  Corp., Pipeline Project, 1.04%, 10/1/25 .........       1,335       1,335
                                                                   --------
Arizona (2.2%)
Phoenix Industrial Development Authority,
  Multi-Family Housing Revenue, Del Mar
  Terrace, Series A, 1.09%, 10/1/29 ...............       3,450       3,450
                                                                   --------
California (3.2%)
Irvine Ranch Water District, Construction
  Improvement Districts, 1.04%, 6/1/15 ............       3,100       3,100
State Economic Recovery, Revenue,
  Series C-5, 1.08%, 7/1/23, SPA: Bank of
  America NA ......................................       2,000       2,000
                                                                   --------
                                                                      5,100
                                                                   --------
Colorado (1.7%)
Colorado Health Facilities Authority,
  Revenue, North Colorado Medical Center,
  1.04%, 5/15/20, MBIA ............................       2,700       2,700
                                                                   --------
Connecticut (3.8%)
Connecticut State Health & Educational
  Facilities Authority, Revenue, Yale
  University Series V-1, 1.10%, 7/1/36 ............       1,000       1,000
Connecticut State Health & Educational
  Facilities Authority, Revenue, Yale
  University, Series T-1, 1.05%, 7/1/29 ...........       5,000       5,000
                                                                   --------
                                                                      6,000
                                                                   --------
District of Columbia (1.1%)
District of Columbia Institute for
  International Economics, Revenue,
  1.08%, 6/1/25, LOC: SunTrust Bank ...............       1,800       1,800
                                                                   --------
Florida (9.2%)
Broward County Educational Facilities
  Authority, Nova Southeastern University,
  Revenue, 1.13%, 4/1/24, LOC: Bank of
  America NA ......................................       3,200       3,200

                                   Continued

---------------------------------------
TAX-EXEMPT MONEY
MARKET FUND
Schedule of Portfolio Investments
---------------------------------------
July 31, 2004
(amounts in thousands, except shares)

                                              Shares or
                                              Principal
                                                Amount        Value
                                              ----------     --------
DEMAND NOTES*, continued
Florida, continued
Higher Educational Facilities Financing
  Authority, Revenue, St. Thomas
  University Project, 1.13%, 1/1/19,
  LOC: SunTrust Bank ........................ $    1,600     $  1,600
Hillsborough County Industrial
  Development Authority, Goodwill
  Industries, Suncoast Project, 1.08%,
  11/1/21, LOC: SunTrust Bank ...............      3,100        3,100
Orange County Housing Finance Authority,
  Multi-Family Housing, Revenue, Post
  Lake Apartments Project, 1.08%, 6/1/25,
  FNMA ......................................      1,915        1,915
Pinellas County Health Facilities, Bayfront
  Projects, Revenue, 1.13%, 7/1/34, LOC:
  SunTrust Bank .............................      2,000        2,000
Sarasota County Public Hospital Board,
  Revenue, Sarasota Memorial Hospital,
  Series A, 1.15%, 7/1/37, AMBAC ............      2,925        2,925
                                                             --------
                                                               14,740
                                                             --------
Georgia (12.4%)
Appling County, Development Authority,
  PCR, Georgia Power Co., 1.13%, 9/1/29 .....      1,900        1,900
Burke County Development Authority,
  PCR, Oglethorpe Power Corp., Series A,
  1.13%, 1/1/20, AMBAC, SPA: Morgan
  Guaranty Trust ............................      1,400        1,400
Burke County Development Authority, PCR,
  Oglethorpe Power Corporation Project,
  Series C, 1.13%, 1/1/18, MBIA, SPA:
  JP Morgan Chase Bank ......................      4,500        4,500
Cobb County Housing Authority, Multi-
  Family Housing Revenue, Post Mill
  Project, 1.08%, 6/1/25, FNMA ..............      1,000        1,000
Fulton County Development Authority,
  Revenue, Lovett School Project, 1.08%,
  7/1/26, LOC: SunTrust Bank ................      2,200        2,200
Macon-Bibb County Georgia Hospital
  Authority, Revenue Anticipation
  Certificates, 1.13%, 5/1/30, LOC:
  SunTrust Bank .............................      2,800        2,800
Monroe County Development Authority,
  PCR, Oglethorpe Power Corp., Series B,
  1.13%, 1/1/20, AMBAC, SPA: Morgan
  Guaranty Trust ............................      1,000        1,000
Municipal Electric Authority, Revenue,
  Project One, Sub Series D, 1.02%,
  1/1/20, MBIA ..............................      5,000        5,000
                                                             --------
                                                               19,800
                                                             --------
Idaho (0.6%)
Health Facilities Authority, St. Lukes
  Medical Center, Revenue, 1.12%, 7/1/30,
  FSA, SPA: Harris Trust & Savings Bank .....      1,000        1,000
                                                             --------

                                    Continued

                                              Shares or
                                              Principal
                                                Amount        Value
                                              ----------     --------
DEMAND NOTES*, continued
Illinois (4.6%)
Elmhurst, Revenue, Joint Common
  Accredation, 1.09%, 7/1/18, LOC: Dexia
  Credit Local de France .................... $    4,230     $  4,230
Illinois Developmental Finance Authority,
  Revenue, Provena Health Series C, 1.05%,
  5/1/28, MBIA, SPA: Bank One NA ............      3,100        3,100
                                                             --------
                                                                7,330
                                                             --------
Indiana (2.8%)
Health Facilities Financing Authority,
  Hospital Revenue, Clarian Health
  Obligation, Series B, 1.12%, 3/1/30, SPA:
  Chase Manhattan Bank ......................      4,400        4,400
                                                             --------
Kansas (2.2%)
State Department of Transportation, Series
  B-1, Highway Revenue, 1.08%, 9/1/20 .......      3,575        3,575
                                                             --------
Louisiana (1.6%)
State Offshore Term Authority, Revenue,
  Deepwater Port, Loop LLC Project, Series
  A, 1.13%, 9/1/14, LOC: SunTrust Bank ......      2,600        2,600
                                                             --------
Michigan (1.4%)
Huron County Economic Development,
  Huron Memorial Hospital Project,
  Corporate Limited Obligation Revenue,
  1.08%, 10/1/28, LOC: Fifth Third Bank .....      2,185        2,185
                                                             --------
Missouri (2.3%)
State Health & Educational Facilities
  Authority, Dialysis Clinic, Inc. Project,
  Revenue, 1.08%, 11/1/20, LOC: SunTrust
  Bank ......................................      3,700        3,700
                                                             --------
Nevada (2.5%)
Clark County Airport, Revenue, Series B-2,
  1.05%, 7/1/29, LOC: Bayerische
  Hypo-Und Vereinsbank ......................      3,000        3,000
Reno Hospital, Revenue, St. Mary's Regional
  Medical Center, Series B, 1.12%, 5/15/23,
  MBIA, SPA: Wachovia Bank NA ...............      1,050        1,050
                                                             --------
                                                                4,050
                                                             --------
New Jersey (1.8%)
New Jersey State Educational Facilities
  Authority, Revenue, Princeton University,
  Series B, 1.10%, 7/1/21 ...................      2,900        2,900
                                                             --------
New York (6.6%)
New York, Series F-3, GO, 1.08%, 2/15/13,
  LOC: Morgan Guaranty Trust ................      5,000        5,000
New York, Sub Series A-7, GO, 1.04%,
  11/1/24, AMBAC, SPA: Bank of
  Nova Scotia ...............................      1,400        1,400
New York, Sub Series B-2, GO, 1.08%,
  8/15/20, LOC: Morgan Guaranty Trust .......      2,160        2,160
New York, Sub Series E2, GO, 1.08%,
  8/1/20 ....................................      2,000        2,000
                                                             --------
                                                               10,560
                                                             --------

                                    Continued

                                         ---------------------------------------
                                                                TAX-EXEMPT MONEY
                                                                     MARKET FUND
                                               Schedule of Portfolio Investments
                                         ---------------------------------------
                                                                   July 31, 2004
                                           (amounts in thousands, except shares)

                                                     Shares or
                                                     Principal
                                                       Amount       Value
                                                    ----------     --------
DEMAND NOTES*, continued
North Carolina (2.0%)
University of North Carolina Hospital at
  Chapel Hill, Hospital Revenue, Series A,
  1.08%, 2/15/31, SPA: Landesbank
  Hessen-Thueringen ............................... $    3,200     $  3,200
                                                                   --------
Pennsylvania (2.0%)
Lehigh County General Purpose Authority,
  Revenue, Lehigh Valley Health Network,
  Series B, 1.08%, 7/1/29, MBIA, SPA:
  First Union National Bank .......................      1,790        1,790
Lehigh County General Purpose Authority,
  Revenue, Lehigh Valley Hospital, Series
  A, 1.08%, 7/1/28, AMBAC, SPA: Chase
  Manhattan Bank ..................................      1,400        1,400
                                                                   --------
                                                                      3,190
                                                                   --------
Tennessee (10.5%)
Blount County Health Educational &
  Housing Facilities Board, Revenue,
  Presbyterian Homes Tennessee Project,
  1.08%, 1/1/19, LOC: SunTrust Bank ...............      1,200        1,200
Chattanooga Health Educational & Housing
  Facilty Board, Baylor School Project,
  Revenue, 1.08%, 1/1/23, LOC: SunTrust
  Bank ............................................      2,500        2,500
Clarksville Public Building Authority,
  Revenue, 1.08%, 7/1/16, LOC: SunTrust
  Bank ............................................      2,700        2,700
Dickson County Tennessee Industrial
  Development Board, Revenue,
  Renaissance Learning Center, 1.08%,
  11/1/12, LOC: SunTrust Bank .....................      1,600        1,600
Metropolitan Government, Nashville &
  Davidson County, Industrial Development
  Board, Revenue, Country Music Hall of
  Fame, 1.09%, 6/1/22, LOC: Bank of
  America NA ......................................      2,760        2,760
Sevier County Tennessee Public Building
  Authority, Local Government Series
  III-A-1, Revenue, 1.10%, 6/1/07,
  AMBAC, SPA: Landesbank Hessen-
  Thueringen ......................................      2,050        2,050
Sumner County, School Capital Outlay
  Notes, 1.08%, 6/1/05, LOC: SunTrust
  Bank ............................................      4,000        4,000
                                                                   --------
                                                                     16,810
                                                                   --------
Virginia (2.3%)
Loudoun County Industrial Development
  Authority, Revenue, Howard Hughes
  Medical, Series C, 1.12%, 2/15/38 ...............      1,500        1,500
Roanoke Industrial Development Authority,
  Revenue, Carilion Health System, Series
  E, 1.13%, 7/1/27, LOC: SunTrust Bank ............      2,200        2,200
                                                                   --------
                                                                      3,700
                                                                   --------

                                   Continued

                                                     Shares or
                                                     Principal
                                                       Amount       Value
                                                    ----------     --------
DEMAND NOTES*, continued
Washington (2.8%)
Washington State, Series VR 96B, GO,
  1.00%, 6/1/20, SPA: Landesbank
  Hessen-Thueringen ............................... $    4,400     $  4,400
                                                                   --------
Wyoming (2.0%)
Lincoln County PCR, Exxon Mobil Corp.
  Project, Series C, 1.04%, 11/1/14 ...............      2,000        2,000
Lincoln County PCR, Exxon Mobil Corp.
  Project, Series A, 1.04%, 11/1/14 ...............      1,200        1,200
                                                                   --------
                                                                      3,200
                                                                   --------
TOTAL DEMAND NOTES ................................                 138,625
                                                                   --------
MUNICIPAL BONDS (9.3%)
Colorado (1.7%)
Arapahoe County School District Number
  005, Cherry Creek, 1.50%, 12/15/04 ..............      2,705        2,709
                                                                   --------
Florida (1.8%)
Broward County, Certificates of
  Participation, 2.00%, 6/1/05, MBIA ..............      2,880        2,892
                                                                   --------
Georgia (0.8%)
Ware County, Sales Tax Revenue, 1.50%,
  10/1/04, XLCA ...................................      1,235        1,236
                                                                   --------
Massachusetts (2.7%)
Ashburnham & Westminister Regional
  School District, Bond Anticipation Notes,
  GO, 1.75%, 1/28/05 ..............................      2,500        2,506
Salem, Bond Anticipation Notes, GO, 1.50%,
  1/13/05 .........................................      2,000        2,004
                                                                   --------
                                                                      4,510
                                                                   --------
Tennessee (0.7%)
Memphis, GO, Series 92, 6.00%, 9/1/04 .............      1,060        1,064
                                                                   --------
Vermont (1.0%)
Vermont State, GO, Series A, 1.10%, 2/1/05.........      1,535        1,535
                                                                   --------
Wisconsin (0.6%)
Madison, GO, Promissory Notes, Series A,
  2.00%, 9/1/04 ...................................      1,000        1,001
                                                                   --------
TOTAL MUNICIPAL BONDS .............................                  14,947
                                                                   --------
INVESTMENT COMPANIES (3.9%)
AIM Tax-Free Money Market Fund ....................     70,509           71
Goldman Sachs Tax-Free Money Market
  Fund ............................................  6,176,477        6,176
                                                                   --------
TOTAL INVESTMENT COMPANIES ........................                   6,247
                                                                   --------
TOTAL INVESTMENTS
  (Cost $159,819) (a) -- 99.9%.....................                 159,819
Other assets in excess of liabilities -- 0.1% .....                     103
                                                                   --------
NET ASSETS -- 100.0% ..............................                $159,922
                                                                   ========

                                   Continued

---------------------------------------
TAX-EXEMPT MONEY
MARKET FUND
Schedule of Portfolio Investments
---------------------------------------
July 31, 2004
(amounts in thousands, except shares)

---------------
(a) Cost for federal income tax and financial reporting purposes is the same.

* Variable rate security. Rate presented represents rate in effect at July 31, 2004. Put and demand features exist allowing the fund to require the repurchase of the instrument within variable time periods including daily, weekly, monthly, and semiannually.
AMBAC -- Insured by AMBAC Indemnity Corp.
FGIC -- Insured by Financial Guaranty Insurance Corp.
FNMA -- Insured by Federal National Mortgage Assoc.
FSA -- Insured by Financial Security Assurance, Inc.
GO -- General Obligation
LLC -- Limited Liability Company
LOC -- Letter of Credit
MBIA -- Insured by Municipal Bond Insurance Assoc.
NA -- National Association
PCR -- Pollution Control Revenue
SPA -- Standby Purchase Agreement
SPI -- Securities Purchase, Inc.
XLCA -- Insured by XL Capital Assurance

The table below sets forth the diversification of the Tax-Exempt Money Market Fund investments by revenue source.

Revenue Source                                   Percent*
--------------                                  ---------
Air, Water, & Solid Waste .....................      3.7%
Airports ......................................      1.9%
Colleges and Universities .....................      6.4%
Educational Services ..........................      4.9%
Educational -- Elementary & Secondary .........      3.3%
Environment ...................................      4.7%
Facilities Support Services ...................      3.0%
Finance & Taxation ............................      4.7%
General Economy ...............................      2.5%
General Obligation ............................     15.4%
Health Services ...............................     22.9%
Industrial Revenue ............................      4.1%
Investment Companies ..........................      3.9%
Housing .......................................      8.8%
Travel ........................................      3.9%
Utilities .....................................      3.1%
Urban Development .............................      2.7%
                                                    ----
     Total investments ........................     99.9%
                                                    ====

*  Percentages indicated are based on net assets.

                 See notes to financial statements.

                                         ---------------------------------------
                                                 INSTITUTIONAL PRIME OBLIGATIONS
                                                               MONEY MARKET FUND
                                               Schedule of Portfolio Investments
                                         ---------------------------------------
                                                                   July 31, 2004
                                           (amounts in thousands, except shares)

                                                    Shares or
                                                    Principal
                                                     Amount        Value
                                                   -----------    --------
COMMERCIAL PAPER -- DOMESTIC* (47.7%)
AIG Funding, Inc., 1.36%, 9/7/04 ................  $    12,000    $ 11,984
Alfa Corp., 1.30%, 8/9/04 .......................       10,000       9,997
Bank of America Corp., 1.37%, 9/8/04 ............       10,000       9,986
Bear Stearns Cos., Inc., 1.35%, 8/16/04 .........       12,000      11,993
Citicorp, 1.30%, 8/4/04 .........................        7,000       6,999
Citicorp, 1.47%, 9/9/04 .........................        5,000       4,992
E.I. du Pont de Nemours & Co.,
  1.33%, 9/2/04 .................................       10,000       9,988
General Electric Capital Corp.,
  1.44%, 9/20/04 ................................       12,000      11,976
GlaxoSmithKline Capital PLC,
  1.46%, 9/22/04 ................................       10,000       9,979
Household Finance Corp., 1.40%, 9/7/04 ..........       11,000      10,984
MGIC Investment Corp., 1.34%, 8/20/04 ...........        8,000       7,994
Morgan Stanley Group, Inc.,
  1.33%, 8/16/04 ................................       10,000       9,994
Morgan Stanley Group, Inc.,
  1.38%, 8/25/04 ................................        7,000       6,994
UBS Financial Services, Inc.,
  1.06%, 8/2/04 .................................       10,000      10,000
Wal-Mart Stores, Inc., 1.09%, 8/24/04 ...........        8,000       7,994
Wells Fargo & Co., 1.30%, 8/12/04 ...............       10,000       9,996
                                                                  --------
TOTAL COMMERCIAL PAPER --
  DOMESTIC ......................................                  151,850
                                                                  --------
U.S. GOVERNMENT AGENCIES* (28.2%)
Fannie Mae (9.7%)
1.15%, 9/1/04 ...................................       21,000      20,980
1.46%, 10/6/04 ..................................       10,000       9,973
                                                                  --------
                                                                    30,953
                                                                  --------
Federal Home Loan Bank (9.4%)
1.32%, 8/27/04 ..................................       10,000       9,990
1.20%, 9/10/04 ..................................       11,000      10,986
1.56%, 10/27/04 .................................        9,000       8,966
                                                                  --------
                                                                    29,942
                                                                  --------
Freddie Mac (9.1%)
1.08%, 8/17/04 ..................................        7,000       6,997
1.23%, 8/31/04 ..................................       11,000      10,989
1.22%, 10/7/04 ..................................       11,000      10,975
                                                                  --------
                                                                    28,961
                                                                  --------
TOTAL U.S. GOVERNMENT
  AGENCIES ......................................                   89,856
                                                                  --------
U.S. TREASURY NOTES (4.6%)
1.88%, 9/30/04 #+ ...............................       14,500      14,516
                                                                  --------
TOTAL U.S. TREASURY NOTES .......................                   14,516
                                                                  --------

                                    Continued

                                         ---------------------------------------
                                                 INSTITUTIONAL PRIME OBLIGATIONS
                                                               MONEY MARKET FUND
                                               Schedule of Portfolio Investments
                                         ---------------------------------------
                                                                   July 31, 2004
                                           (amounts in thousands, except shares)

                                                Shares or
                                                Principal
                                                  Amount      Value
                                                ----------   --------
REPURCHASE AGREEMENTS
  (19.6%)
Goldman Sachs, 1.36%, 8/2/04, dated
  7/30/04, with a maturity value of
  $31,208....................................  $    31,204   $ 31,204
Wachovia, 1.35%, 8/2/04, dated 7/30/04,
  with a maturity value of $31,208...........       31,204     31,204
                                                             --------
TOTAL REPURCHASE
  AGREEMENTS ................................                  62,408
                                                             --------
SHORT-TERM SECURITIES HELD AS
  COLLATERAL FOR SECURITIES
  LENDING (4.3%)
BNY Institutional Cash Reserve Fund .........   13,615,998     13,616
                                                             --------
TOTAL SHORT-TERM SECURITIES
  HELD AS COLLATERAL FOR
  SECURITIES LENDING ........................                  13,616
                                                             --------
TOTAL INVESTMENTS
  (Cost $332,246) (a) -- 104.4% .............                 332,246
Liabilities in excess of other assets --
  (4.4%) ....................................                 (13,910)
                                                             --------
NET ASSETS -- 100.0% ........................                $318,336
                                                             ========

                                    Continued

---------------
(a) Cost and value for federal income tax and financial reporting purposes are the same.
*   Rates disclosed represent yield effective at purchase.
#   A portion or all of this security is on loan as of July, 2004.
+   A portion of this security is used as collateral for securities on loan.
BNY -- Bank of New York
PLC -- Public Limited Company

The table below sets forth the diversification of the Institutional Prime Obligations Money Market Fund investments by industry.

Industry Diversification          Percent*
------------------------         ---------
Banking ........................     10.0%
Cash Equivalents ...............     23.9%
Electric .......................      3.8%
Financial Services .............     15.8%
Insurance ......................      9.4%
Materials ......................      3.1%
Pharmaceuticals ................      3.1%
Retail .........................      2.5%
Sovereign ......................     32.8%
                                    -----
     Total Investments .........    104.4%
                                    =====

*  Percentages indicated are based on net assets.

                       See notes to financial statements.

---------------------------------------------------
AMSOUTH FUNDS                                                     July 31, 2004
Statements of Assets and Liabilities
(amounts in thousands, except per share amounts)
---------------------------------------------------

                                                                                                  Select
                                                                                    Value         Equity
                                                                                     Fund          Fund
                                                                                ------------- --------------
Assets:
Investments:
 Investments, at cost* ........................................................  $   391,717    $  112,704
 Net unrealized appreciation/(depreciation) ...................................      118,090         8,341
                                                                                 -----------    ----------
 Investments, at value ........................................................      509,807       121,045
Foreign currency, at value** ..................................................           --            --
Cash ..........................................................................           --            --
Collateral for securities loaned ..............................................       56,798            --
Interest and dividends receivable .............................................        1,231            53
Receivable from capital shares issued .........................................            7           132
Receivable from investments sold ..............................................        2,869            --
Receivable from foreign tax withholding reclaims ..............................           --            --
Receivable from affiliates for investment losses ..............................          406            --
Prepaid expenses and other assets .............................................           11             5
                                                                                 -----------    ----------
 Total Assets .................................................................      571,129       121,235
Liabilities:
Payable to custodian ..........................................................           --            --
Payable for investments purchased .............................................           --         1,192
Payable for securities loaned .................................................       56,798            --
Payable for capital shares redeemed ...........................................          139             9
Payable for margin variations on futures ......................................           --            --
Accrued expenses and other payables:
 Investment advisory fees .....................................................          111            26
 Administration fees ..........................................................           14             2
 Shareholder servicing and distribution fees ..................................           82            23
 Custodian fees ...............................................................            4             1
 Other ........................................................................           92            14
                                                                                 -----------    ----------
 Total Liabilities ............................................................       57,240         1,267
                                                                                 -----------    ----------
Net Assets ....................................................................  $   513,889    $  119,968
                                                                                 ===========    ==========
Composition of Net Assets:
Capital .......................................................................  $   508,712    $  111,508
Accumulated net investment income/(loss) ......................................          310            --
Accumulated net realized gains/(losses) from investments, foreign currency,
 futures, and option transactions .............................................     (113,223)          119
Unrealized appreciation/(depreciation) from investments, futures, and
 translation of assets and liabilities denominated in foreign currencies ......      118,090         8,341
                                                                                 -----------    ----------
Net Assets ....................................................................  $   513,889    $  119,968
                                                                                 ===========    ==========
Class A Shares:
 Net Assets ...................................................................  $   121,862    $   15,730
 Shares Outstanding ...........................................................        8,199         1,179
 Net Asset Value and Redemption Price per share ...............................  $     14.86    $    13.34
                                                                                 ===========    ==========
 Maximum Sales Load ...........................................................         5.50%         5.50%
                                                                                 ===========    ==========
 Maximum Offering Price per share (Net Assets Value/(100% -- maximum
  sales charge)) ..............................................................  $     15.72    $    14.12
                                                                                 ===========    ==========
Class B Shares:
 Net Assets ...................................................................  $    28,634    $   13,476
 Shares Outstanding ...........................................................        1,966         1,039
 Net Asset Value and Offering Price per share*** ..............................  $     14.56    $    12.97
                                                                                 ===========    ==========
Class I Shares:
 Net Assets ...................................................................  $   363,393    $   90,762
 Shares Outstanding ...........................................................       24,493         6,773
 Net Asset Value, Offering Price, and Redemption Price per share ..............  $     14.84    $    13.40
                                                                                 ===========    ==========

                                                                                     Enhanced          Large
                                                                                      Market            Cap
                                                                                       Fund            Fund
                                                                                ----------------- --------------
Assets:
Investments:
 Investments, at cost* ........................................................     $167,000        $  278,868
 Net unrealized appreciation/(depreciation) ...................................       11,461            93,629
                                                                                    --------        ----------
 Investments, at value ........................................................      178,461           372,497
Foreign currency, at value** ..................................................           --                --
Cash ..........................................................................          128****            --
Collateral for securities loaned ..............................................        2,323            56,027
Interest and dividends receivable .............................................          237               233
Receivable from capital shares issued .........................................            7               111
Receivable from investments sold ..............................................           --                --
Receivable from foreign tax withholding reclaims ..............................           --                --
Receivable from affiliates for investment losses ..............................           --                --
Prepaid expenses and other assets .............................................           23                19
                                                                                    --------        ----------
 Total Assets .................................................................      181,179           428,887
Liabilities:
Payable to custodian ..........................................................           --                --
Payable for investments purchased .............................................           --                --
Payable for securities loaned .................................................        2,323            56,027
Payable for capital shares redeemed ...........................................          122                93
Payable for margin variations on futures ......................................           --                --
Accrued expenses and other payables:
 Investment advisory fees .....................................................           22                76
 Administration fees ..........................................................            4                 8
 Shareholder servicing and distribution fees ..................................           27                64
 Custodian fees ...............................................................            2                 3
 Other ........................................................................           27                59
                                                                                    --------        ----------
 Total Liabilities ............................................................        2,527            56,330
                                                                                    --------        ----------
Net Assets ....................................................................     $178,652        $  372,557
                                                                                    ========        ==========
Composition of Net Assets:
Capital .......................................................................     $167,208        $  269,506
Accumulated net investment income/(loss) ......................................           47                --
Accumulated net realized gains/(losses) from investments, foreign currency,
 futures, and option transactions .............................................           (1)            9,422
Unrealized appreciation/(depreciation) from investments, futures, and
 translation of assets and liabilities denominated in foreign currencies ......       11,398            93,629
                                                                                    --------        ----------
Net Assets ....................................................................     $178,652        $  372,557
                                                                                    ========        ==========
Class A Shares:
 Net Assets ...................................................................     $ 24,665        $   99,518
 Shares Outstanding ...........................................................        2,235             5,701
 Net Asset Value and Redemption Price per share ...............................     $  11.04        $    17.46
                                                                                    ========        ==========
 Maximum Sales Load ...........................................................         5.50%             5.50%
                                                                                    ========        ==========
 Maximum Offering Price per share (Net Assets Value/(100% -- maximum
  sales charge)) ..............................................................     $  11.68        $    18.48
                                                                                    ========        ==========
Class B Shares:
 Net Assets ...................................................................     $ 10,839        $   24,733
 Shares Outstanding ...........................................................        1,003             1,488
 Net Asset Value and Offering Price per share*** ..............................     $  10.80        $    16.62
                                                                                    ========        ==========
Class I Shares:
 Net Assets ...................................................................     $143,148        $  248,306
 Shares Outstanding ...........................................................       12,952            14,157
 Net Asset Value, Offering Price, and Redemption Price per share ..............     $  11.05        $    17.54
                                                                                    ========        ==========

*    Represents investments in affiliates for the Strategic Portfolios.
**   Cost of foreign currency for the International Equity Fund is $964.
*** Redemption Price per share varies by length of time shares are held. **** Deposits for financial futures.

                       See notes to financial statements.

                             ---------------------------------------------------
July 31, 2004                                                      AMSOUTH FUNDS
                                           Statements of Assets and Liabilities
                                (amounts in thousands, except per share amounts)
                             ---------------------------------------------------

                                                                                                                      Strategic
                                                                            Strategic                   Strategic    Portfolios:
                                                                           Portfolios:    Strategic    Portfolios:    Moderate
   Capital                          Small                                   Aggressive   Portfolios:     Growth &     Growth &
    Growth         Mid Cap           Cap      International    Balanced       Growth        Growth        Income       Income
     Fund            Fund           Fund       Equity Fund       Fund       Portfolio     Portfolio     Portfolio     Portfolio
------------- ----------------- ------------ --------------- ------------ ------------- ------------- ------------- ------------
 $  239,638       $161,795       $ 199,802      $ 299,527     $ 143,130     $ 39,873      $ 47,445      $  97,835     $ 44,063
     22,076         10,703          20,085         86,203        29,485        5,182         3,223          6,585        1,521
 ----------       ---------      ---------      ---------     ---------     --------      --------      ---------     --------
    261,714        172,498         219,887        385,730       172,615       45,055        50,668        104,420       45,584
         --             --              --            950            --           --            --             --           --
         --             84****          --          1,659            --           --            --             --           --
     39,848          7,716          15,494          4,817        30,991           --            --             --           --
        149            114               8            395         1,132           --            --              1           --
          2             10               7             15             5          214           134             49           11
         --             --           1,807             --           700           --            --             --           --
         --             --              --            204            --           --            --             --           --
         --             --              --             --            --           --            --             --           --
         13             25               5              7             7            9             7             --           --
 ----------       ---------      ---------      ---------     ---------     --------      --------      ---------     --------
    301,726        180,447         237,208        393,777       205,450       45,278        50,809        104,470       45,595

         --             --              --             --           105           --            --             --           --
         --            310           1,472             --            --           --            --             --           --
     39,848          7,716          15,494          4,817        30,991           --            --             --           --
         62             54              42             42            34            3            30             --            7
         --              1              --             --            --           --            --             --           --
         57             28              65             85            38            1             1              3            1
          5              3               4              8             4            1             1              3            1
         32             22              22             37            45           11            17             20           11
          2              1               2             27             1           --            --              1           --
         48             26              34             42            28            8             8             20           10
 ----------       ---------      ---------      ---------     ---------     --------      --------      ---------     --------
     40,054          8,161          17,135          5,058        31,246           24            57             47           30
 ----------       ---------      ---------      ---------     ---------     --------      --------      ---------     --------
 $  261,672       $172,286       $ 220,073      $ 388,719     $ 174,204     $ 45,254      $ 50,752      $ 104,423     $ 45,565
 ==========       =========      =========      =========     =========     ========      ========      =========     ========

 $  354,360       $178,668       $ 252,423      $ 330,635     $ 146,922     $ 49,125      $ 52,176      $ 108,178     $ 45,669
         --              1              --          3,099           (49)          --            53            144           79

   (114,764)       (17,069)        (52,435)       (31,203)       (2,154)      (9,053)       (4,700)       (10,484)      (1,704)

     22,076         10,686          20,085         86,188        29,485        5,182         3,223          6,585        1,521
 ----------       ---------      ---------      ---------     ---------     --------      --------      ---------     --------
 $  261,672       $172,286       $ 220,073      $ 388,719     $ 174,204     $ 45,254      $ 50,752      $ 104,423     $ 45,565
 ==========       =========      =========      =========     =========     ========      ========      =========     ========

 $   26,181       $ 15,681       $   7,940      $  15,782     $  90,369     $ 18,440      $ 23,117      $  43,856     $ 16,640
      2,824          1,279             975          1,378         7,466        2,132         2,576          4,625        1,754
 $    9.27        $  12.26       $    8.14      $   11.45     $   12.10     $   8.65      $   8.98      $    9.48     $   9.49
 ==========       =========      =========      =========     =========     ========      ========      =========     ========
       5.50%          5.50%           5.50%          5.50%         5.50%        5.50%         5.50%          5.50%        5.50%
 ==========       =========      =========      =========     =========     ========      ========      =========     ========

 $     9.81       $  12.97       $    8.61      $   12.12     $   12.80     $   9.15      $   9.50      $   10.03     $  10.04
 ==========       =========      =========      =========     =========     ========      ========      =========     ========

 $    7,818       $  7,376       $   2,575      $   2,147     $  24,755     $ 10,062      $ 17,334      $  13,141     $ 10,280
        901            626             332            192         2,052        1,209         1,951          1,389        1,089
 $     8.67       $  11.78       $    7.75      $   11.19     $   12.07     $   8.32      $   8.88      $    9.46     $   9.44
 ==========       =========      =========      =========     =========     ========      ========      =========     ========

 $  227,673       $149,229       $ 209,558      $ 370,790     $  59,080     $ 16,752      $ 10,301      $  47,426     $ 18,645
     24,533         12,131          25,387         32,231         4,880        1,937         1,143          4,983        1,959
 $     9.28       $  12.30       $    8.25      $   11.50     $   12.11     $   8.65      $   9.01      $    9.52     $   9.52
 ==========       =========      =========      =========     =========     ========      ========      =========     ========

                       See notes to financial statements.

---------------------------------------------------
AMSOUTH FUNDS                                                      July 31, 2004
Statements of Assets and Liabilities
(amounts in thousands, except per share amounts)
---------------------------------------------------

                                                                                           Limited
                                                                            Government      Term                     Municipal
                                                                              Income        Bond         Bond          Bond
                                                                               Fund         Fund         Fund          Fund
                                                                           ------------ ------------ ------------ --------------
Assets:
Investments:
 Investments, at cost ....................................................  $ 241,907    $ 254,836    $ 593,824     $  336,384
 Net unrealized appreciation .............................................      5,805        1,194       21,182         17,939
 Repurchase agreements, at cost ..........................................         --           --           --             --
                                                                            ---------    ---------    ---------     ----------
 Investments, at value ...................................................    247,712      256,030      615,006        354,323
Cash .....................................................................         --           --           --             --
Collateral for securities loaned .........................................     55,527       75,885      186,807             --
Interest and dividends receivable ........................................      2,241        2,722        8,785          4,582
Receivable from capital shares issued ....................................         --           21           12             --
Receivable from investments sold .........................................         --           --           --             --
Prepaid expenses and other assets ........................................         17            5            8              3
                                                                            ---------    ---------    ---------     ----------
 Total Assets ............................................................    305,497      334,663      810,618        358,908
Liabilities:
Dividends payable ........................................................         --           --           --             --
Payable to custodian .....................................................         --           --           --              1
Payable for investments purchased ........................................      6,591           --           --             --
Payable for securities loaned ............................................     55,527       75,885      186,807             --
Payable for capital shares redeemed ......................................          4          100            6              3
Accrued expenses and other payables:
 Investment advisory fees ................................................         33           35           85             39
 Administration fees .....................................................          5            5           13              7
 Shareholder servicing and distribution fees .............................         29           41           64             36
 Custodian fees ..........................................................          2            2            5              3
 Other ...................................................................         33           32           98             44
                                                                            ---------    ---------    ---------     ----------
 Total Liabilities .......................................................     62,224       76,100      187,078            133
                                                                            ---------    ---------    ---------     ----------
Net Assets ...............................................................  $ 243,273    $ 258,563    $ 623,540     $  358,775
                                                                            =========    =========    =========     ==========
Composition of Net Assets:
Capital ..................................................................  $ 237,874    $ 259,895    $ 602,799     $  338,955
Accumulated net investment income (loss) .................................       (211)        (644)      (1,200)           977
Accumulated net realized gains/(losses) from investment transactions .....       (195)      (1,882)         759            904
Unrealized appreciation from investments .................................      5,805        1,194       21,182         17,939
                                                                            ---------    ---------    ---------     ----------
Net Assets ...............................................................  $ 243,273    $ 258,563    $ 623,540     $  358,775
                                                                            =========    =========    =========     ==========
Class A Shares (a):
 Net Assets ..............................................................  $  16,943    $  28,945    $  43,044     $   16,038
 Shares Outstanding ......................................................      1,719        2,767        3,886          1,563
 Net Asset Value and Redemption Price per share ..........................  $    9.86    $   10.46    $   11.08     $    10.26
                                                                            =========    =========    =========     ==========
 Maximum Sales Load ......................................................       4.00%        4.00%        4.00%          4.00%
                                                                            =========    =========    =========     ==========
 Maximum Offering Price per share (Net Assets Value/(100% -- maximum
  sales charge)) .........................................................  $   10.27    $   10.90    $   11.54     $    10.69
                                                                            =========    =========    =========     ==========
Class B Shares (b):
 Net Assets ..............................................................  $   7,558    $  19,641    $   7,356     $    4,157
 Shares Outstanding ......................................................        767        1,880          666            406
 Net Asset Value and Offering Price per share* ...........................  $    9.85    $   10.45    $   11.05     $    10.24
                                                                            =========    =========    =========     ==========
Class I Shares (c):
 Net Assets ..............................................................  $ 218,772    $ 209,977    $ 573,140     $  338,580
 Shares Outstanding ......................................................     22,193       20,062       51,737         32,976
 Net Asset Value, Offering Price, and Redemption Price per share .........  $    9.86    $   10.47    $   11.08     $    10.27
                                                                            =========    =========    =========     ==========

*   Redemption price per share varies by length of time shares are held.
(a) Represents Class 2 Shares for the Institutional Prime Obligations Money Market Fund.
(b) Represents Class 3 Shares for the Institutional Prime Obligations Money Market Fund.
(c) Represents Class 1 Shares for the Institutional Prime Obligations Money Market Fund.

                       See notes to financial statements.

                             ---------------------------------------------------
July 31, 2004                                                      AMSOUTH FUNDS
                                            Statements of Assets and Liabilities
                                (amounts in thousands, except per share amounts)
                             ---------------------------------------------------

                                                                                        Institutional
                                                      Treasury                              Prime
                                     Prime            Reserve          Tax-Exempt        Obligations
    Florida        Tennessee         Money             Money              Money             Money
  Tax-Exempt      Tax-Exempt         Market            Market            Market            Market
     Fund            Fund             Fund              Fund              Fund              Fund
--------------   ------------   ---------------   ---------------   ----------------   --------------

  $   53,073      $  39,670        $ 507,954        $   91,459         $ 159,819         $  256,222
       2,182          1,457              --                 --                --                 --
          --             --          96,707            115,798                --             62,408
  ----------      ---------        ---------        ----------         ---------         ----------
      55,255         41,127         604,661            207,257           159,819            318,630
          --             --              --                 --                --                 --
          --             --          20,628             61,373                --             13,616
         546            585             138                158               219                 97
          --             --              --                 --                --                 --
          --             --              --                 --                --                 --
           2              6               8                  3                 1                  3
  ----------      ---------        ---------        ----------         ---------         ----------
      55,803         41,718         625,435            268,791           160,039            332,346

          --             --             261                109                49                252
          --             --              --                 --                --                 --
          --             --              --                 --                --                 --
          --             --          20,628             61,373                --             13,616
          10             --              --                 --                 1                 --

           6              6             185                 59                32                 21
           1              1               8                  3                 4                  4
           8              6             110                 20                13                 43
          --             --               5                  2                 1                  3
           7              7              93                114                17                 71
  ----------      ---------        ---------        ----------         ---------         ----------
          32             20          21,290             61,680               117             14,010
  ----------      ---------        ---------        ----------         ---------         ----------
  $   55,771      $  41,698        $604,145         $  207,111         $ 159,922         $  318,336
  ==========      =========        =========        ==========         =========         ==========

  $   53,234      $  40,028        $604,148         $  207,105         $ 160,221         $  318,305
          68             27              --                  4                --                 31
         287            186              (3)                 2              (299)                --
       2,182          1,457              --                 --                --                 --
  ----------      ---------        ----------       ----------         ---------         ----------
  $   55,771      $  41,698        $ 604,145        $  207,111         $ 159,922         $  318,336
  ==========      =========        ==========       ==========         =========         ==========

  $    4,925      $   6,954        $ 436,063        $   72,929         $  31,833         $   89,613
         463            678          436,101            72,939            31,893             89,605
  $    10.64      $   10.26        $    1.00        $     1.00         $    1.00         $     1.00
  ==========      =========        ==========       ==========         =========         ==========
        4.00%          4.00%             --                 --                --                 --
  ==========      =========        ==========       ==========         =========         ==========

  $    11.08      $  10.69
  ==========      ========

  $    2,988      $   2,473        $   3,175               N/A               N/A         $   52,183
         281            241            3,175               N/A               N/A             52,175
  $    10.62      $   10.26        $    1.00               N/A               N/A         $     1.00
  ==========      =========        ==========       ==========         =========         ==========

  $   47,858      $  32,271        $ 164,907        $  134,182         $ 128,089         $  176,540
       4,491          3,150          164,896           134,191           128,329            176,531
  $    10.66      $   10.25        $    1.00        $     1.00         $    1.00         $     1.00
  ==========      =========        ==========       ==========         =========         ==========

                       See notes to financial statements.

-------------------------
AMSOUTH FUNDS                                  For the year ended July 31, 2004
Statements of Operations
(amounts in thousands)
-------------------------

                                                                                                Value
                                                                                                Fund
                                                                                           --------------
Investment Income:
Dividends ................................................................................    $ 11,568
Dividends from affiliates ................................................................          25
Interest .................................................................................          --
Securities lending, net ..................................................................          51
                                                                                               -------
 Total Investment Income .................................................................      11,644
                                                                                               -------
Expenses:
Investment advisory ......................................................................       4,387
Administration ...........................................................................       1,097
Distribution -- Class B Shares ...........................................................         225
Shareholder servicing -- Class A Shares ..................................................         304
Shareholder servicing -- Class B Shares ..................................................          75
Shareholder servicing -- Class I Shares ..................................................         595
Fund accounting ..........................................................................         121
Custodian ................................................................................         151
Transfer agent ...........................................................................         182
Registration and filing ..................................................................          25
Other ....................................................................................         209
                                                                                               -------
 Total expenses before fee reductions ....................................................       7,371
 Expenses reduced by:
  Investment Advisor .....................................................................         (34)
  Administrator ..........................................................................          (9)
  Custodian ..............................................................................         (79)
  Transfer Agent .........................................................................          --
  Distributor ............................................................................        (198)
  Fund Accountant ........................................................................         (82)
                                                                                               -------
 Net Expenses ............................................................................       6,969
                                                                                               -------
Net Investment Income/(Loss) .............................................................       4,675
                                                                                               -------
Realized/Unrealized Gains/(Losses) from Investments
Net realized gains/(losses) from investment transactions and futures** ...................      41,594#
Realized gain distributions from underlying funds ........................................          --
Change in unrealized appreciation/depreciation from investments, futures, and translation
 of assets and liabilities denominated in foreign currencies .............................      29,509
                                                                                               -------
Net Realized/Unrealized Gains/(Losses) from Investments ..................................      71,103
                                                                                               -------
Change in Net Assets Resulting from Operations ...........................................     $75,778
                                                                                               =======

                                                                                               Select       Enhanced
                                                                                               Equity        Market
                                                                                                Fund          Fund
                                                                                           ------------- -------------
Investment Income:
Dividends ................................................................................    $ 1,452      $ 2,770
Dividends from affiliates ................................................................          8           16
Interest .................................................................................         --           --
Securities lending, net ..................................................................         --            2
                                                                                               ------      -------
 Total Investment Income .................................................................      1,460        2,788
                                                                                               ------      -------
Expenses:
Investment advisory ......................................................................        702          732
Administration ...........................................................................        176          325
Distribution -- Class B Shares ...........................................................         81           81
Shareholder servicing -- Class A Shares ..................................................         29           61
Shareholder servicing -- Class B Shares ..................................................         27           27
Shareholder servicing -- Class I Shares ..................................................         98          191
Fund accounting ..........................................................................         20           54
Custodian ................................................................................         24           45
Transfer agent ...........................................................................         43           63
Registration and filing ..................................................................         13           15
Other ....................................................................................         36           67
                                                                                               ------      -------
 Total expenses before fee reductions ....................................................      1,249        1,661
 Expenses reduced by:
  Investment Advisor .....................................................................         (6)         (15)
  Administrator ..........................................................................        (46)         (85)
  Custodian ..............................................................................        (13)         (24)
  Transfer Agent .........................................................................        (17)          (6)
  Distributor ............................................................................        (33)         (64)
  Fund Accountant ........................................................................        (13)         (24)
                                                                                               ------      -------
 Net Expenses ............................................................................      1,121        1,443
                                                                                               ------      -------
Net Investment Income/(Loss) .............................................................        339        1,345
                                                                                               ------      -------
Realized/Unrealized Gains/(Losses) from Investments
Net realized gains/(losses) from investment transactions and futures** ...................      2,506        7,726
Realized gain distributions from underlying funds ........................................         --           --
Change in unrealized appreciation/depreciation from investments, futures, and translation
 of assets and liabilities denominated in foreign currencies .............................      4,784        8,460
                                                                                               ------      -------
Net Realized/Unrealized Gains/(Losses) from Investments ..................................      7,290       16,186
                                                                                               ------      -------
Change in Net Assets Resulting from Operations ...........................................     $7,629     $ 17,531
                                                                                               ======     ========

                                                                                               Large
                                                                                                Cap
                                                                                               Fund
                                                                                           ------------
Investment Income:
Dividends ................................................................................  $    4,891
Dividends from affiliates ................................................................          21
Interest .................................................................................          --
Securities lending, net ..................................................................          32
                                                                                            ----------
 Total Investment Income .................................................................       4,944
                                                                                            ----------
Expenses:
Investment advisory ......................................................................       3,466
Administration ...........................................................................         867
Distribution -- Class B Shares ...........................................................         192
Shareholder servicing -- Class A Shares ..................................................         249
Shareholder servicing -- Class B Shares ..................................................          64
Shareholder servicing -- Class I Shares ..................................................         462
Fund accounting ..........................................................................          96
Custodian ................................................................................         119
Transfer agent ...........................................................................         182
Registration and filing ..................................................................          37
Other ....................................................................................         175
                                                                                            ----------
 Total expenses before fee reductions ....................................................       5,909
 Expenses reduced by:
  Investment Advisor .....................................................................        (217)
  Administrator ..........................................................................        (217)
  Custodian ..............................................................................         (61)
  Transfer Agent .........................................................................          --
  Distributor ............................................................................        (154)
  Fund Accountant ........................................................................         (65)
                                                                                            ----------
 Net Expenses ............................................................................       5,195
                                                                                            ----------
Net Investment Income/(Loss) .............................................................        (251)
                                                                                            ----------
Realized/Unrealized Gains/(Losses) from Investments
Net realized gains/(losses) from investment transactions and futures** ...................      77,919
Realized gain distributions from underlying funds ........................................          --
Change in unrealized appreciation/depreciation from investments, futures, and translation
 of assets and liabilities denominated in foreign currencies .............................     (43,628)
                                                                                            ----------
Net Realized/Unrealized Gains/(Losses) from Investments ..................................      34,291
                                                                                            ----------
Change in Net Assets Resulting from Operations ...........................................  $   34,040
                                                                                            ==========

* Dividends for the International Equity Fund are net of foreign withholding taxes of $991.
** Represents realized gains/(losses) from investment transactions with affiliates for the Strategic Portfolios.
# Includes reimbursement of $406 by advisor and administrator for losses realized on the disposal of investments in violation of restrictions.
+  Includes realized gain/loss attributable to foreign currency of ($359).

                       See notes to financial statements.

                                                       -------------------------
For the year ended July 31, 2004                                   AMSOUTH FUNDS
                                                        Statements of Operations
                                                          (amounts in thousands)
                                                       -------------------------

                                                                                                                  Strategic
                                                                        Strategic                   Strategic    Portfolios:
                                                                       Portfolios:    Strategic    Portfolios:    Moderate
   Capital                               International                  Aggressive   Portfolios:     Growth &     Growth &
    Growth       Mid Cap     Small Cap       Equity        Balanced       Growth        Growth        Income       Income
     Fund          Fund         Fund          Fund           Fund       Portfolio     Portfolio     Portfolio     Portfolio
------------- ------------- ----------- --------------- ------------- ------------- ------------- ------------- ------------
  $ 2,526       $ 1,695      $    542      $   7,931*     $ 1,828        $   --        $   --        $    --      $   --
       59            31            25             --           17           224           525          1,862         867
       --             1            13              1        3,235            --            --             --          --
       43             8            41            107           25            --            --             --          --
  -------       -------      --------      ---------      -------        ------        ------        -------      ------
    2,628         1,735           621          8,039        5,105           224           525          1,862         867
  -------       -------      --------      ---------      -------        ------        ------        -------      ------

    2,220         1,481         2,490          4,312        1,378            77            78            199          76
      555           296           415            690          344            77            78            199          76
       66            56            19             12          175            46            81             62          48
       70            32            19             26          217            41            45             96          33
       22            18             6              4           59            15            27             21          16
      361           192           296            500           93            24            15             79          28
       64            50            49            106           45             8             8             21           8
       76            41            57            153           47            11            11             27          10
       70            58            54             67          105            68            46             74          63
       21            17            14             33           24            18            17             13          22
      125            45            88            141           67            14            16             43          23
  -------       -------      --------      ---------      -------        ------        ------        -------      ------
    3,650         2,286         3,507          6,044        2,554           399           422            834         403

       (2)         (598)         (227)        (1,518)         (20)          (38)          (39)          (100)        (38)
     (139)          (82)         (109)          (172)         (91)          (38)          (39)            --         (38)
      (40)          (22)          (30)            --          (25)           (6)           (6)           (15)         (6)
       --            (8)           --             --           (4)          (24)          (24)           (15)        (24)
     (120)          (64)          (99)          (167)         (31)          (30)          (34)           (73)        (29)
      (42)          (22)          (31)           (52)         (26)           (6)           (6)           (15)         (6)
  -------       -------      --------      ---------      -------        ------        ------        -------      ------
    3,307         1,490         3,011          4,135        2,357           257           274            616         262
  -------       -------      --------      ---------      -------        ------        ------        -------      ------
     (679)          245        (2,390)         3,904        2,748           (33)          251          1,246         605
  -------       -------      --------      ---------      -------        ------        ------        -------      ------

   25,035        26,138        33,469          8,248+       2,534         1,577         1,197          4,435       1,158
       --            --            --             --           --            26            44            150          68

   (8,058)       (4,252)       (8,325)        73,633        8,066         1,826         1,075          1,145         106
  -------       -------      --------      ---------      -------        ------        ------        -------      ------
   16,977        21,886        25,144         81,881       10,600         3,429         2,316          5,730       1,332
  -------       -------      --------      ---------      -------        ------        ------        -------      ------
  $16,298       $22,131      $ 22,754      $  85,785      $13,348        $3,396        $2,567        $ 6,976      $1,937
  =======       =======      ========      =========      =======        ======        ======        =======      ======

                       See notes to financial statements.

-------------------------
AMSOUTH FUNDS                                  For the year ended July 31, 2004
Statements of Operations
(amounts in thousands)
-------------------------

                                                                                         Limited
                                                                           Government      Term                   Municipal
                                                                             Income        Bond        Bond         Bond
                                                                              Fund         Fund        Fund         Fund
                                                                          ------------ ----------- ------------ ------------
Investment Income:
Dividends ...............................................................   $     --    $     --    $      --     $     --
Dividends from affiliates ...............................................         69          20           39           59
Interest ................................................................     11,577       8,833       30,313       15,546
Securities lending, net .................................................         63         120          176           --
                                                                            --------    --------    ---------     --------
 Total Investment Income ................................................     11,709       8,973       30,528       15,605
                                                                            --------    --------    ---------     --------
Expenses:
Investment advisory .....................................................      1,700       1,728        4,182        2,396
Administration ..........................................................        523         532        1,287          737
Distribution -- Class B Shares (b) ......................................         65         163           64           33
Shareholder servicing -- Class A Shares (a) .............................         47          82          115           40
Shareholder servicing -- Class B Shares (b) .............................         22          55           22           11
Shareholder servicing -- Class I Shares (c) .............................        351         317          883          522
Fund accounting .........................................................         81          69          177           99
Custodian ...............................................................         72          73          153          101
Transfer agent ..........................................................         61          57          200           51
Registration and filing .................................................         28          11           15            8
Other ...................................................................        102         103          255          148
                                                                            --------    --------    ---------     --------
 Total expenses before fee reductions ...................................      3,052       3,190        7,353        4,146
 Expenses reduced by:
  Investment Advisor ....................................................       (397)       (421)        (999)        (931)
  Administrator .........................................................       (134)       (138)        (331)        (191)
  Custodian .............................................................        (37)        (38)         (92)         (53)
  Transfer Agent ........................................................         --          --           --           --
  Distributor ...........................................................       (117)       (106)        (294)        (174)
  Fund Accountant .......................................................        (39)        (40)         (96)         (55)
                                                                            --------    --------    ---------     --------
 Net Expenses ...........................................................      2,328       2,447        5,541        2,742
                                                                            --------    --------    ---------     --------
Net Investment Income ...................................................      9,381       6,526       24,987       12,863
                                                                            --------    --------    ---------     --------
Realized/Unrealized Gains/(Losses) from Investments
Net realized gains from investment transactions .........................      1,082         881        4,168        1,026
Change in unrealized appreciation/depreciation from investments .........     (3,917)     (4,549)     (10,284)      (2,779)
                                                                            --------    --------    ---------     --------
Net Realized/Unrealized Gains/(Losses) from Investments .................     (2,835)     (3,668)      (6,116)      (1,753)
                                                                            --------    --------    ---------     --------
Change in Net Assets Resulting from Operations ..........................   $  6,546    $  2,858    $  18,871     $ 11,110
                                                                            ========    ========    =========     ========

(a) Represents Class 2 Shares for the Institutional Prime Obligations Money Market Fund.
(b) Represents Class 3 Shares for the Institutional Prime Obligations Money Market Fund.
(c) Represents Class 1 Shares for the Institutional Prime Obligations Money Market Fund.

                       See notes to financial statements.

                                                       -------------------------
For the year ended July 31, 2004                                   AMSOUTH FUNDS
                                                        Statements of Operations
                                                          (amounts in thousands)
                                                       -------------------------

                                                                         Institutional
                                             Treasury                        Prime
                                 Prime        Reserve     Tax-Exempt      Obligations
   Florida       Tennessee       Money         Money         Money           Money
 Tax-Exempt     Tax-Exempt       Market       Market        Market          Market
    Fund           Fund           Fund         Fund          Fund            Fund
------------   ------------   -----------   ----------   ------------   --------------
  $   --         $   --         $    --       $   --        $   61         $    --
      11              9              --           --            --              --
   2,448          1,745           7,324        1,618         1,447           4,460
      --             --              93           36            --              60
  ------         ------         -------       ------        ------         -------
   2,459          1,754           7,417        1,654         1,508           4,520
  ------         ------         -------       ------        ------         -------

     393            303           2,685          638           617             816
     121             93           1,343          319           309             408
      28             22              23           --            --             332
      11             18           1,131          175            80             348
       9              7               8           --            --              --
      79             55             324          134           183              --
      20             16             144           36            41              88
      17             13             185           44            42             112
      31             19             167           87            19              64
       2             16              32           26            --               5
      23             23             303           81            75             193
  ------         ------         -------       ------        ------         -------
     734            585           6,345        1,540         1,366           2,366

    (154)           (72)           (336)         (80)         (231)           (531)
     (63)           (24)           (671)        (160)           --              --
      (9)            (7)            (96)         (25)          (22)            (58)
     (21)           (23)             --           --            --              --
     (26)           (18)           (126)         (96)         (109)             --
      (9)            (7)           (101)         (24)          (23)            (61)
  ------         ------         -------       ------        ------         -------
     452            434           5,015        1,155           981           1,716
  ------         ------         -------       ------        ------         -------
   2,007          1,320           2,402          499           527           2,804
  ------         ------         -------       ------        ------         -------

     344            308              --            3            --              --
    (512)          (246)             --           --            --              --
  ------         ------         -------       ------        ------         -------
    (168)            62              --            3            --              --
  ------         ------         -------       ------        ------         -------
  $1,839         $1,382         $ 2,402       $  502        $  527         $ 2,804
  ======         ======         =======       ======        ======         =======

                       See notes to financial statements.

-----------------------------------
AMSOUTH FUNDS
Statements of Changes in Net Assets
(amounts in thousands)
-----------------------------------

                                                                 Year Ended     Year Ended    Year Ended     Year Ended
                                                                  July 31,       July 31,      July 31,       July 31,
                                                                    2004           2003          2004           2003
                                                                ------------ --------------- ------------ ---------------
                                                                         Value Fund               Select Equity Fund
                                                                ---------------------------- ----------------------------
Net Assets, Beginning of Period ...............................  $ 532,221     $  530,580      $ 59,412      $ 17,730
                                                                 ---------     ----------      --------      --------
Operations:
 Net investment income/(loss) .................................      4,675          6,663           339           153
 Net realized gains/(losses) from investment transactions
  and option contracts ........................................     41,594#      (117,200)        2,506           825
 Change in unrealized appreciation/depreciation from
  investments .................................................     29,509        153,621         4,784         4,147
                                                                 ---------     ----------      --------      --------
Change in net assets resulting from operations ................     75,778         43,084         7,629         5,125
                                                                 ---------     ----------      --------      --------
Dividends to:
Class A Shareholders:
 From net investment income ...................................       (951)        (1,165)          (50)          (24)
 From net realized gains from investment transactions .........         --         (3,842)          (76)           --
Class B Shareholders:
 From net investment income ...................................        (84)          (131)          (17)           (9)
 From net realized gains from investment transactions .........         --           (507)          (77)           --
Class I Shareholders:
 From net investment income ...................................     (3,633)        (5,099)         (322)         (123)
 From net realized gains from investment transactions .........         --        (17,634)         (459)           --
                                                                 ---------     ----------      --------      --------
Change in net assets from dividends to shareholders ...........     (4,668)       (28,378)       (1,001)         (156)
                                                                 ---------     ----------      --------      --------
Change in net assets from capital share transactions ..........    (89,442)       (13,065)       53,928        36,713
                                                                 ---------     ----------      --------      --------
Proceeds from redemption fees collected .......................         --             --            --            --
                                                                 ---------     ----------      --------      --------
Change in net assets ..........................................    (18,332)         1,641        60,556        41,682
                                                                 ---------     ----------      --------      --------
Net Assets, End of Period .....................................  $ 513,889     $  532,221      $119,968      $ 59,412
                                                                 =========     ==========      ========      ========
Accumulated Net Investment Income/(Loss) ......................  $     310     $      304      $     --      $     --
                                                                 =========     ==========      ========      ========
                                                                 International Equity Fund          Balanced Fund
                                                                ---------------------------- ----------------------------
Net Assets, Beginning of Period ...............................  $ 260,257     $  189,777      $161,459      $154,958
                                                                ----------     ----------    ----------      --------
Operations:
 Net investment income/(loss) .................................      3,904          3,196         2,748         3,035
 Net realized gains/(losses) from investments, futures, and
  foreign currency transactions* ..............................      8,248          3,252         2,534        (3,406)
 Realized gain distributions from underlying funds ............         --             --            --            --
 Change in unrealized appreciation/depreciation from
  investments, futures, and translation of assets and
  liabilities in foreign currencies ...........................     73,633         27,352         8,066        12,184
                                                                ----------     ----------    ----------      --------
Change in net assets resulting from operations ................     85,785         33,800        13,348        11,813
                                                                ----------     ----------    ----------      --------
Dividends to:
Class A Shareholders:
 From net investment income ...................................        (63)            (3)       (1,566)       (1,672)
 From net realized gains from investment transactions .........         --             --            --          (916)
 From tax return of capital ...................................         --             --            --            --
Class B Shareholders:
 From net investment income ...................................         --             --          (251)         (287)
 From net realized gains from investment transactions .........         --             --            --          (234)
 From tax return of capital ...................................         --             --            --            --
Class I Shareholders:
 From net investment income ...................................     (3,090)          (425)       (1,216)       (1,566)
 From net realized gains from investment transactions .........         --             --            --          (846)
 From tax return of capital ...................................         --             --            --            --
                                                                ----------     ----------    ----------      --------
Change in net assets from dividends to shareholders ...........     (3,153)          (428)       (3,033)       (5,521)
                                                                ----------     ----------    ----------      --------
Change in net assets from capital transactions ................     45,636         36,942         2,430           209
                                                                ----------     ----------    ----------      --------
Proceeds from redemption fees collected .......................        194            166            --            --
                                                                ----------     ----------    ----------      --------
Change in net assets ..........................................    128,462         70,480        12,745         6,501
                                                                ----------     ----------    ----------      --------
Net Assets, End of Period .....................................  $ 388,719     $  260,257      $174,204      $161,459
                                                                ==========     ==========    ==========      ========
Accumulated Net Investment Income/(Loss) ......................  $   3,099     $    2,646      $    (49)     $   (103)
                                                                ==========     ==========    ==========      ========

                                                                  Year Ended     Year Ended
                                                                   July 31,       July 31,
                                                                     2004           2003
                                                                -------------- --------------
                                                                    Enhanced Market Fund
                                                                -----------------------------
Net Assets, Beginning of Period ...............................    $129,130       $32,910
                                                                   --------       ---------
Operations:
 Net investment income/(loss) .................................       1,345           605
 Net realized gains/(losses) from investment transactions
  and option contracts ........................................       7,726        (3,413)
 Change in unrealized appreciation/depreciation from
  investments .................................................       8,460        15,444
                                                                   --------      --------
Change in net assets resulting from operations ................      17,531        12,636
                                                                   --------      --------
Dividends to:
Class A Shareholders:
 From net investment income ...................................        (186)         (132)
 From net realized gains from investment transactions .........          --            --
Class B Shareholders:
 From net investment income ...................................         (26)           (9)
 From net realized gains from investment transactions .........          --            --
Class I Shareholders:
 From net investment income ...................................      (1,122)         (428)
 From net realized gains from investment transactions .........          --            --
                                                                   --------      --------
Change in net assets from dividends to shareholders ...........      (1,334)         (569)
                                                                   --------      --------
Change in net assets from capital share transactions ..........      33,325        84,153
                                                                   --------      --------
Proceeds from redemption fees collected .......................          --            --
                                                                   --------      --------
Change in net assets ..........................................      49,522        96,220
                                                                   --------      --------
Net Assets, End of Period .....................................    $178,652      $129,130
                                                                   ========      ========
Accumulated Net Investment Income/(Loss) ......................    $     47      $     36
                                                                   ========      ========

                                                                    Strategic Portfolios:
                                                                      Aggressive Growth
                                                                          Portfolio
                                                                -----------------------------
Net Assets, Beginning of Period ...............................    $ 27,727     $ 21,823
                                                                   --------     --------
Operations:
 Net investment income/(loss) .................................         (33)          (6)
 Net realized gains/(losses) from investments, futures, and
  foreign currency transactions* ..............................       1,577       (7,110)
 Realized gain distributions from underlying funds ............          26          182
 Change in unrealized appreciation/depreciation from
  investments, futures, and translation of assets and
  liabilities in foreign currencies ...........................       1,826        9,529
                                                                   --------     --------
Change in net assets resulting from operations ................       3,396        2,595
                                                                   --------     --------
Dividends to:
Class A Shareholders:
 From net investment income ...................................          --           (1)
 From net realized gains from investment transactions .........          --           --
 From tax return of capital ...................................         (18)          --
Class B Shareholders:
 From net investment income ...................................          --           --
 From net realized gains from investment transactions .........          --           --
 From tax return of capital ...................................          (4)          --
Class I Shareholders:
 From net investment income ...................................          --           (2)
 From net realized gains from investment transactions .........          --           --
 From tax return of capital ...................................         (18)          --
                                                                   --------     --------
Change in net assets from dividends to shareholders ...........         (40)          (3)
                                                                   --------     --------
Change in net assets from capital transactions ................      14,167        3,312
                                                                   --------     --------
Proceeds from redemption fees collected .......................           4           --
                                                                   --------     --------
Change in net assets ..........................................      17,527        5,904
                                                                   --------     --------
Net Assets, End of Period .....................................    $ 45,254     $ 27,727
                                                                   ========     ========
Accumulated Net Investment Income/(Loss) ......................    $     --     $     --
                                                                   ========     ========

* Represents realized gains/(losses) from investment transactions with affiliates for the Strategic Portfolios.

# Includes reimbursement of $406 by advisor and administrator for losses realized on the disposal of investments in violation of restrictions.

                       See notes to financial statements.

                                             -----------------------------------
                                                                  AMSOUTH FUNDS
                                             Statements of Changes in Net Assets
                                                          (amounts in thousands)
                                             -----------------------------------

  Year Ended      Year Ended      Year Ended      Year Ended       Year Ended       Year Ended      Year Ended     Year Ended
   July 31,        July 31,        July 31,        July 31,         July 31,         July 31,        July 31,       July 31,
     2004            2003            2004            2003             2004             2003            2004           2003
-------------   --------------   ------------   --------------   --------------   --------------   ------------   ------------
        Large Cap Fund                Capital Growth Fund                 Mid Cap Fund                   Small Cap Fund
------------------------------   -----------------------------   -------------------------------   ---------------------------
 $  506,066       $473,011        $ 257,284       $267,396          $133,108         $ 45,753        $182,657      $146,227
 ----------       --------        ---------       --------          --------         --------        --------      --------

       (251)           841             (679)          (892)              245              142          (2,390)       (1,694)

     77,919         (4,493)          25,035        (31,626)           26,138           (2,855)         33,469       (26,523)

    (43,628)        51,641           (8,058)        55,752            (4,252)          20,382          (8,325)       34,595
 ----------       --------        ---------       --------          --------         --------        --------      --------
     34,040         47,989           16,298         23,234            22,131           17,669          22,754         6,378
 ----------       --------        ---------       --------          --------         --------        --------      --------

         --           (100)              --             --               (19)              (8)             --            --
        (15)        (2,938)              --             --                --               --              --            --

         --             --               --             --                (1)              --              --            --
         --           (898)              --             --               --                --              --            --

         --           (832)              --             (6)            (224)             (148)             --            --
       (118)       (15,666)              --             --               --                --              --            --
 ----------       --------        ---------       --------          --------         --------        --------      --------
       (133)       (20,434)              --             (6)            (244)             (156)             --            --
 ----------       --------        ---------       --------          --------         --------        --------      --------
   (167,416)         5,500          (11,910)       (33,340)           17,268           69,842          14,607        30,052
 ----------       --------        ---------       --------          --------         --------        --------      --------
         --             --               --             --               23                --              55            --
 ----------       --------        ---------       --------          --------         --------        --------      --------
   (133,509)        33,055            4,388        (10,112)           39,178           87,355          37,416        36,430
 ----------       --------        ---------       --------          --------         --------        --------      --------
 $  372,557       $506,066        $ 261,672       $257,284          $172,286         $133,108        $220,073      $182,657
 ==========       ========        =========       ========          ========         ========        ========      ========
 $       --       $     --        $      --       $     --          $      1         $     --        $     --      $     --
 ==========       ========        =========       ========          ========         ========        ========      ========

                                    Strategic Portfolios:             Strategic Portfolios:
   Strategic Portfolios:               Growth & Income                  Moderate Growth &
     Growth Portfolio                     Portfolio                     Income Portfolio
--------------------------       ---------------------------     -----------------------------
 $   26,102       $ 18,264        $  84,244       $ 71,099          $31,300          $25,049
-----------       --------        ---------       --------          -------          -------

        251            182            1,246          1,173              605              511

      1,197         (3,618)           4,435         (8,020)           1,158           (1,846)
         44             --              150            476               68              175


      1,075          5,461            1,145         12,754              106            3,250
-----------       --------        ---------       --------          -------          -------
      2,567          2,025            6,976          6,383            1,937            2,090
-----------       --------        ---------       --------          -------          -------


       (120)           (68)            (476)          (313)            (209)            (154)
         --             --               --             --               --              (29)
         --             --               --             --               --               --
        (29)            (7)             (51)           (18)             (62)             (18)
         --             --               --             --               --               (4)
         --             --               --             --               --               --
        (72)          (102)            (694)          (863)            (309)            (339)
         --             --               --             --               --              (64)
         --             --               --             --               --               --
-----------       --------        ---------       --------          -------          -------
       (221)          (177)          (1,221)        (1,194)            (580)            (608)
-----------       --------        ---------       --------          -------          -------
     22,303          5,990           14,422          7,956           12,907            4,769
-----------       --------        ---------       --------          -------          -------
          1             --                2             --                1               --
-----------       --------        ---------       --------          -------          -------
     24,650          7,838           20,179         13,145           14,265            6,251
-----------       --------        ---------       --------          -------          -------
 $   50,752       $ 26,102        $ 104,423       $ 84,244          $45,565          $31,300
===========       ========        =========       ========          =======          =======
 $       53       $     23        $     144       $    119          $    79          $    54
===========       ========        =========       ========          =======          =======

                       See notes to financial statements.

-----------------------------------
AMSOUTH FUNDS
Statements of Changes in Net Assets
(amounts in thousands)
-----------------------------------

                                                                        Year Ended     Year Ended    Year Ended   Year Ended
                                                                         July 31,       July 31,      July 31,     July 31,
                                                                           2004           2003          2004         2003
                                                                      -------------- -------------- ------------ ------------
                                                                         Government Income Fund      Limited Term Bond Fund
                                                                      ----------------------------- -------------------------
Net Assets, Beginning of Period .....................................   $284,396       $  275,553     $242,588    $  184,939
                                                                        --------       ----------     --------    ----------
Operations:
 Net investment income ..............................................      9,381           11,605        6,526         6,960
 Net realized gains/(losses) from investment transactions ...........      1,082            8,185          881         1,070
 Change in unrealized appreciation/depreciation from investments ....     (3,917)         (10,035)      (4,549)       (1,377)
                                                                        --------       ----------     --------    ----------
Change in net assets resulting from operations ......................      6,546            9,755        2,858         6,653
                                                                        --------       ----------     --------    ----------
Dividends to:
Class A Shareholders:
 From net investment income .........................................       (770)            (670)        (960)       (1,030)
 From net realized gains from investment transactions ...............        (21)            (150)          --            --
Class B Shareholders:
 From net investment income .........................................       (289)            (275)        (480)         (512)
 From net realized gains from investment transactions ...............        (11)             (60)          --            --
Class I Shareholders:
 From net investment income .........................................    (10,008)         (10,935)      (6,563)       (6,543)
 From net realized gains from investment transactions ...............       (281)          (3,633)          --            --
                                                                        --------       ----------     --------    ----------
Change in net assets from dividends to shareholders .................    (11,380)         (15,723)      (8,003)       (8,085)
                                                                        --------       ----------     --------    ----------
Change in net assets from capital share transactions ................    (36,389)          14,811       21,016        59,081
                                                                        --------       ----------     --------    ----------
Proceeds from redemption fees collected .............................        100               --          104            --
                                                                        --------       ----------     --------    ----------
Change in net assets ................................................    (41,123)           8,843       15,975        57,649
                                                                        --------       ----------     --------    ----------
Net Assets, End of Period ...........................................   $243,273       $  284,396     $258,563    $  242,588
                                                                        ========       ==========     ========    ==========
Accumulated Net Investment Income/(Loss) ............................   $   (211)      $      198     $   (644)   $     (565)
                                                                        ========       ==========     ========    ==========

                                                                                  Prime                  Treasury Reserve
                                                                            Money Market Fund            Money Market Fund
                                                                      ----------------------------- --------------------------
Net Assets, Beginning of Period .....................................   $664,565       $1,326,177     $ 88,429    $  316,986
                                                                        ---------      ----------     --------    ----------
Operations:
 Net investment income ..............................................      2,402            6,176          499         1,197
 Net realized gains/(losses) from investment transactions ...........         --               --            3            --
 Change in unrealized appreciation/depreciation from investments ....         --               --           --            --
                                                                        --------       ----------     --------    ----------
Change in net assets resulting from operations ......................      2,402            6,176          502         1,197
                                                                        --------       ----------     --------    ----------
Dividends to:
Class A Shareholders (a):
 From net investment income .........................................     (1,406)          (3,110)        (185)         (376)
Class B Shareholders (b):
 From net investment income .........................................         (5)             (10)          --            --
Class I Shareholders (c):
 From net investment income .........................................       (991)          (3,056)        (314)         (821)
                                                                        --------       ----------     --------    ----------
Change in net assets from dividends to shareholders .................     (2,402)          (6,176)        (499)       (1,197)
                                                                        --------       ----------     --------    ----------
Change in net assets from capital share transactions ................    (60,420)        (661,612)     118,679      (228,557)
                                                                        --------       ----------     --------    ----------
Change in net assets ................................................    (60,420)        (661,612)     118,682      (228,557)
                                                                        --------       ----------     --------    ----------
Net Assets, End of Period ...........................................   $604,145       $  664,565     $207,111    $   88,429
                                                                        ========       ==========     ========    ==========
Accumulated Net Investment Income/(Loss) ............................   $     --       $       --     $      4    $        4
                                                                        ========       ==========     ========    ==========

(a) Represents Class 2 for Institutional Prime Obligations Money Market Fund.
(b) Represents Class 3 for Institutional Prime Obligations Money Market Fund.
(c) Represents Class 1 for Institutional Prime Obligations Money Market Fund.

                       See notes to financial statements.

                                             -----------------------------------
                                                                  AMSOUTH FUNDS
                                             Statements of Changes in Net Assets
                                                          (amounts in thousands)
                                             -----------------------------------

 Year Ended     Year Ended      Year Ended      Year Ended     Year Ended      Year Ended      Year Ended     Year Ended
  July 31,       July 31,        July 31,        July 31,       July 31,        July 31,        July 31,       July 31,
    2004           2003            2004            2003           2004            2003            2004           2003
------------   ------------   --------------   ------------   ------------   --------------   ------------   ------------

                                        Municipal                        Florida                       Tennessee
         Bond Fund                      Bond Fund                    Tax-Exempt Fund                Tax-Exempt Fund
---------------------------   -----------------------------   -----------------------------   ---------------------------
 $ 660,008      $ 634,644       $ 371,902       $  386,523      $61,298         $61,550        $  51,830       $ 54,419
 ---------      ---------       ---------       ----------      -------         -------        ---------       --------

    24,987         27,039          12,863           13,227        2,007           2,171            1,320          1,554
     4,168         11,539           1,026            1,238          344              26              308            343
   (10,284)        (5,808)         (2,779)          (2,667)        (512)           (525)            (246)          (499)
 ---------      ---------       ---------       ----------      -------         -------        ---------       --------
    18,871         32,770          11,110           11,798        1,839           1,672            1,382          1,398
 ---------      ---------       ---------       ----------      -------         -------        ---------       --------


    (1,933)        (2,037)           (542)            (450)        (145)           (213)            (205)          (217)
      (356)          (588)            (14)             (43)          (5)             (1)             (31)            --

      (297)          (392)           (116)            (112)         (92)            (91)             (60)           (49)
       (68)          (139)             (4)             (14)          (5)             --              (14)            --

   (25,832)       (27,765)        (12,316)         (11,952)      (1,791)         (1,866)          (1,110)        (1,258)
    (4,584)        (7,893)           (307)          (1,118)         (73)             (5)            (178)            --
 ---------      ---------       ---------       ----------      -------         -------        ---------       --------
   (33,070)       (38,814)        (13,299)         (13,689)      (2,111)         (2,176)          (1,598)        (1,524)
 ---------      ---------       ---------       ----------      -------         -------        ---------       --------
   (22,322)        31,408         (10,938)         (12,730)      (5,255)            252           (9,916)        (2,463)
 ---------      ---------       ---------       ----------      -------         -------        ---------       --------
        53             --              --               --           --              --               --             --
 ---------      ---------       ---------       ----------      -------         -------        ---------       --------
   (36,468)        25,364         (13,127)         (14,621)      (5,527)           (252)         (10,132)        (2,589)
 ---------      ---------       ---------       ----------      -------         -------        ---------       --------
 $ 623,540      $ 660,008       $ 358,775       $  371,902      $55,771         $61,298        $  41,698       $ 51,830
 =========      =========       =========       ==========      =======         =======        =========       ========
 $  (1,200)     $    (933)      $     977       $    1,134      $    68         $    89        $      27       $     82
 =========      =========       =========       ==========      =======         =======        =========       ========


                                      Institutional
    Tax-Exempt                      Prime Obligations
Money Market Fund                   Money Market Fund
---------------------------   -----------------------------
 $ 163,163      $ 206,543       $ 461,070       $  667,633
 ---------      ---------       ---------       ----------

       527          1,103           2,804            5,274
        --             --              --               --
        --             --              --               --
 ---------      ---------       ---------       ----------
       527          1,103           2,804            5,274
 ---------      ---------       ---------       ----------


      (110)          (173)           (837)          (1,709)

        --             --            (234)          (1,003)

      (417)          (930)         (1,733)          (2,562)
 ---------      ---------       ---------       ----------
      (527)        (1,103)         (2,804)          (5,274)
 ---------      ---------       ---------       ----------
    (3,241)       (43,380)       (142,734)        (206,563)
 ---------      ---------       ---------       ----------
    (3,241)       (43,380)       (142,734)        (206,563)
 ---------      ---------       ---------       ----------
 $ 159,922      $ 163,163       $ 318,336       $  461,070
 =========      =========       =========       ==========
 $      --      $      --       $      31       $       31
 =========      =========       =========       ==========

                       See notes to financial statements.

-----------------------------------
AMSOUTH FUNDS
Notes to Financial Statements
July 31, 2004
-----------------------------------

1.   Organization:

     AmSouth Funds (the "Trust") was organized on October 1, 1987, and is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as an open-end investment company established as a Massachusetts business trust.

     The Trust is authorized to issue an unlimited number of shares without par value. The Trust currently offers shares of the AmSouth Value Fund, the AmSouth Select Equity Fund, the AmSouth Enhanced Market Fund, the AmSouth Large Cap Fund, the AmSouth Capital Growth Fund, the AmSouth Mid Cap Fund, the AmSouth Small Cap Fund, the AmSouth International Equity Fund, the AmSouth Balanced Fund, the AmSouth Strategic Portfolios: Aggressive Growth Portfolio, the AmSouth Strategic Portfolios: Growth Portfolio, the AmSouth Strategic Portfolios: Growth and Income Portfolio, the AmSouth Strategic Portfolios: Moderate Growth and Income Portfolio, the AmSouth Government Income Fund, the AmSouth Limited Term Bond Fund, the AmSouth Bond Fund, the AmSouth Municipal Bond Fund, the AmSouth Florida Tax-Exempt Fund, the AmSouth Tennessee Tax-Exempt Fund, (collectively, "the variable net asset funds"), the AmSouth Prime Money Market Fund, the AmSouth Treasury Reserve Money Market Fund, the AmSouth Tax-Exempt Money Market Fund and the AmSouth Institutional Prime Obligations Money Market Fund (collectively, "the money market funds") (collectively, "the Funds" and individually "a Fund").

     Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with their vendors and others that provide for general indemnifications. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.   Reorganization:

     At a meeting held on September 23, 2003, the AmSouth Funds' Board of Trustees ("Trustees") approved a Plan of Reorganization and Termination under which the AmSouth U.S. Treasury Money Market Fund ("U.S. Treasury Fund") would transfer its assets to the AmSouth Treasury Reserve Money Market Fund ("Treasury Reserve Fund") in exchange for Treasury Reserve Fund's shares and its assumption of U.S. Treasury Fund's liabilities. The merger became effective on November 28, 2003. On that date, shareholders of the U.S. Treasury Fund received shares of the Treasury Reserve Fund in exchange for their U.S. Treasury Fund shares and the U.S. Treasury Fund ceased operations.

                                                                                      After
                                                    Before Reorganization         Reorganization
                                              --------------------------------   ---------------
                                                                     AmSouth         AmSouth
                                                   AmSouth          Treasury         Treasury
                                                U.S. Treasury        Reserve         Reserve
                                                 Money Market     Money Market     Money Market
                                                     Fund             Fund             Fund
                                              ---------------     ------------    -------------
Class A
   Shares ...................................      52,531,116       43,899,119      96,430,235
   Net Assets ...............................   $  52,529,478     $ 43,893,037    $ 96,422,515
   Net Asset Value ..........................   $        1.00     $       1.00    $       1.00
Class I
   Shares ...................................      70,965,893       40,327,725     111,293,618
   Net Assets ...............................   $  70,970,297     $ 40,314,573    $111,284,870
   Net Asset Value ..........................   $        1.00     $       1.00    $       1.00
Undistributed Realized Capital Loss .........   $      (5,232)    $     (3,936)   $     (9,168)

     The Treasury Reserve Money Market Fund retained its investment objective and financial history after the reorganization.

                                    Continued

                                             -----------------------------------
                                                                  AMSOUTH FUNDS
                                                   Notes to Financial Statements
                                             -----------------------------------

3.   Significant Accounting Policies:

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

     Investments of the money market funds are valued at amortized cost. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

     Bond and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of electronic and matrix techniques which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges of over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

     Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including American Depositary Receipts ("ADR's"), are valued at the closing price on the exchange or system where the security is principally traded or at the Nasdaq Official Closing Price, if applicable. Investments for which market quotations are not readily available are valued at fair value using guidelines adopted by the Trustees.

     Most foreign markets close before the close of trading on the New York Stock Exchange ("NYSE"). If the International Equity Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the Fund's share price, the Fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the Pricing Committee established by the Fund's Trustees. A Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. In deciding whether to make fair value adjustments, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices.

     Investments in investment companies are valued at their net asset values as reported by such companies.

     The differences between cost and market values of investments are reflected as unrealized appreciation or depreciation.

     Investments in restricted securities are valued by the Trustees, or by procedures approved by the Trustees, by considering pertinent factors, including the results of operations and the sales price of recent private placements in its common stock. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term.

Securities Transactions and Related Income:

     Changes in holdings of portfolio securities shall be reflected no later than in the calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date. Interest income includes premium amortization and discount accretion for financial reporting.


                                    Continued

-----------------------------------
AMSOUTH FUNDS
Notes to Financial Statements
-----------------------------------

3.   Significant Accounting Policies (continued)

Financial Futures Contracts:

     The Enhanced Market, Select Equity, Large Cap, Capital Growth, Mid Cap, International Equity, Limited Term Bond, Bond, and Tennessee Tax-Exempt Funds may invest in financial futures contracts for the purpose of hedging its existing portfolio securities, or securities that it intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying security. A Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Repurchase Agreements:

     The Funds may invest in repurchase agreements with institutions that are deemed by AmSouth Asset Management, Inc. ("AAMI"), (the "Advisor"), to be of good standing and creditworthy under guidelines established by the Trustees. Each repurchase agreement is valued at cost. The Fund requires that collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Fund to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds, along with other affiliates of the Fund, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements which are fully collateralized by U.S. Treasury or U.S. government agency obligations, with counterparties approved by the Trustees, consistent with the Fund's investment policy. As of July 31, 2004, all repurchase agreements were fully collateralized by U.S. Treasury or U.S. Government Agency obligations.

Foreign Currency Translation:

     The market value of investment securities, other assets and liabilities of the International Equity Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of fund securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

Risks Associated with Foreign Securities and Currencies:

     Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

     Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the


                                    Continued

                                             -----------------------------------
                                                                   AMSOUTH FUNDS
                                                   Notes to Financial Statements
                                             -----------------------------------

3.   Significant Accounting Policies (continued)

investment opportunities available to the International Equity Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

     Forwards may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains/losses from investment and foreign currency transactions. Fluctuations in the value of forwards held are recorded for financial reporting purposes as unrealized gains and losses by the Fund.

Securities Lending:

     To generate additional income, the Funds may lend up to 331/3% of total assets pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the prior day's market value plus accrued interest on the securities loaned. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral.

     When cash is received as collateral for securities loaned, the Funds may invest such cash in short-term U.S. government securities, repurchase agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan. Fixed income securities received as collateral are not recorded as an asset or liability of the Fund because the Fund does not have effective control of such securities.

     There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. The Bank of New York serves as the Securities Lending Agent. For providing this service, the Securities Lending Agent retains 25% of the securities lending income. The fee is shown net of the securities lending income on the Statement of Operations. As of July 31, 2004, the following Funds had securities on loan (amounts in thousands):

                                                                                           Market
                                                             Fees Paid to     Market      Value of
                                                               The Bank      Value of      Loaned
                                                              of New York   Collateral   Securities
                                                            -------------- ------------ -----------
Value Fund ................................................       $15        $ 56,798    $ 54,908
Enhanced Market Fund ......................................         1           2,323       2,234
Large Cap Equity ..........................................         9          56,027      54,360
Capital Growth ............................................        13          39,848      38,853
Mid Cap Equity ............................................         2           7,716       7,455
Small Cap Fund ............................................        10          15,494      15,100
International Equity Fund .................................        27           4,817       4,616
Balanced Fund .............................................         8          30,991      30,278
Government Income Fund ....................................        19          55,527      54,553
Limited Term Bond Fund ....................................        44          75,885      74,737
Bond Fund .................................................        55         186,807     184,241
Prime Money Market Fund ...................................        31          20,628      20,218
Treasury Reserve Money Market Fund ........................        12          64,130      63,805
Institutional Prime Obligations Money Market Fund .........        20          14,874      14,604

                                    Continued

-----------------------------------
AMSOUTH FUNDS
Notes to Financial Statements
-----------------------------------

3.   Significant Accounting Policies (continued)

Dividends to Shareholders:

     Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared and paid monthly for the variable net asset value funds, except for the International Equity Fund, which dividends are declared and paid annually. Distributable net realized gains, if any, are declared and distributed at least annually.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for mortgage-backed securities, amortization and/or accretion of securities, foreign currency transactions, expiring capital loss carryforwards and deferrals of certain losses. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

     The Funds may utilize equalization accounting for tax purposes and designate earnings and profits distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

Federal Income Taxes:

     It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections, including Subchapter M, of the Internal Revenue Code ("the Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

In-Kind Redemptions:

     In certain circumstances, the Funds may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Funds recognize a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Funds recognize a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in-capital. During the year ended July 31, 2004, the Select Equity Fund, the Large Cap Fund, and the Mid Cap Fund realized $2,057,555, $63,353,561, and $13,261,988 of net gain on $7,304,757, $131,940,139, and
$55,244,692 of in-kind redemptions, respectively.

Other:

     Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Trust are prorated to all the Funds on the basis of relative net assets. Fees paid under a Fund's shareholder servicing or distribution plans are borne by the specific class of shares to which they apply. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as distribution fees.

Redemption Fee:

     The variable net asset funds may impose a redemption fee. This fee can be assessed on redemptions and exchanges of fund shares within 30 days from the date the fund shares were acquired.


                                    Continued

                                             -----------------------------------
                                                                   AMSOUTH FUNDS
                                                   Notes to Financial Statements
                                             -----------------------------------

4.   Purchases and Sales of Securities:

     Purchases and sales of securities (excluding short-term securities and U.S. Government securities) for the year ended July 31, 2004 were as follows (amounts in thousands):

                                                                       Purchases     Sales
                                                                      ----------- -----------
Value Fund ..........................................................  $105,315    $185,477
Select Equity Fund ..................................................    68,490      15,321
Enhanced Market Fund ................................................   140,363     100,673
Large Cap Equity ....................................................    36,127     204,240
Capital Growth ......................................................   189,951     271,726
Mid Cap Equity ......................................................   168,736     149,676
Small Cap Fund ......................................................   358,503     342,206
International Equity Fund ...........................................    72,857      23,055
Balanced Fund .......................................................    23,526      16,453
Strategic Portfolios: Aggressive Growth Portfolio ...................    25,676      11,904
Strategic Portfolios: Growth Portfolio ..............................    32,665      10,531
Strategic Portfolios: Growth and Income Portfolio ...................    51,771      37,252
Strategic Portfolios: Moderate Growth and Income Portfolio ..........    25,448      12,588
Government Income Fund ..............................................    70,360      50,634
Limited Term Bond Fund ..............................................    52,102      29,593
Bond Fund ...........................................................   133,952     139,143
Municipal Bond Fund .................................................    18,007      18,842
Florida Tax-Exempt Fund .............................................     6,294      12,505
Tennessee Tax-Exempt Fund ...........................................        --       8,062

5.   Affiliated Party Transactions:

Advisor

     AAMI serves as Investment Advisor for the Trust. Under the terms of the investment advisory agreement, AAMI, a separate, wholly-owned subsidiary of AmSouth Bank ("AmSouth"), is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

                                                                           Annual Fee as a
                                                                        Percentage of Average
                                                                          Daily Net Assets
                                                                       ----------------------
Value Fund .........................................................             0.80%
Select Equity Fund .................................................             0.80%
Enhanced Market Fund ...............................................             0.45%
Large Cap ..........................................................             0.80%
Capital Growth .....................................................             0.80%
Mid Cap Equity .....................................................             1.00%
Small Cap Fund .....................................................             1.20%
International Equity Fund ..........................................             1.25%
Balanced Fund ......................................................             0.80%
Strategic Portfolios: Aggressive Growth Portfolio ..................             0.20%
Strategic Portfolios: Growth Portfolio .............................             0.20%
Strategic Portfolios: Growth and Income Portfolio ..................             0.20%
Strategic Portfolios: Moderate Growth and Income Portfolio .........             0.20%
Government Income Fund .............................................             0.65%
Limited Term Bond Fund .............................................             0.65%
Bond Fund ..........................................................             0.65%
Municipal Bond Fund ................................................             0.65%
Florida Tax-Exempt Fund ............................................             0.65%
Tennessee Tax-Exempt Fund ..........................................             0.65%
Prime Money Market Fund ............................................             0.40%
Treasury Reserve Money Market Fund .................................             0.40%
Tax-Exempt Money Market Fund .......................................             0.40%
Institutional Prime Obligations Money Market Fund ..................             0.20%

                                    Continued

-----------------------------------
AMSOUTH FUNDS
Notes to Financial Statements
-----------------------------------

5.   Affiliated Party Transactions (continued)

     As a result of certain trading errors, the Value Fund was reimbursed $202,786 by the Advisor to offset losses realized on the disposal of investments.

     Effective October 5, 2004, the Advisor will provide an employee to serve as Chief Compliance Officer for the Funds, for which the Funds will incur an additional expense.

     AmSouth serves as Custodian for the Trust, with the exception of the International Equity Fund. Pursuant to the custodian agreement with the Trust, AmSouth receives compensation from each Fund for such services in an amount equal to an asset-based fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses. The Bank of New York serves as custodian for the International Equity Fund.

Administrator

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), and BISYS Fund Services, Inc. ("BISYS Inc.") are subsidiaries of the BISYS Group, Inc.

     ASO Services Company ("ASO"), a wholly-owned subsidiary of the BISYS Group, Inc., serves the Funds as Administrator ("Administrator"). Under the terms of the administration agreement, the Administrator receives a fee computed based on an annual percentage of 0.20% of the average daily net assets of each of the Funds except the Institutional Prime Obligations Money Market Fund, which is 0.10%. AmSouth and BISYS Ohio, with whom certain officers and trustees of the Trust are affiliated, serve as the Funds' sub-administrators. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Trust. Pursuant to its current agreement with the Administrator, AmSouth has assumed certain administration duties, for which AmSouth receives a fee, paid by the Administrator, based on a percentage of each Fund's average daily net assets. ASO also serves the Funds as fund accountant for which ASO receives a fee based on a percentage of each Fund's average daily net assets. BISYS Ohio and the Advisor may, from time to time, directly or through an affiliate, use their fee revenue, past profits, or other revenue sources, without limitation, to pay promotional, administrative, shareholder support, and other expenses to third parties, including broker-dealers, in connection with the offer, sale and administration of shares of the Funds.

     As a result of certain trading errors, the Value Fund was reimbursed $202,786 by the Administrator to offset losses realized on the disposal of investments.

     In December 2003, BISYS Ohio reimbursed $23,362 to the Mid Cap Fund, $55,100 to the Small Cap Fund, $193,326 to the International Equity Fund, $98,588 to the Government Income Fund, $103,880 to the Limited Term Bond Fund, and $52,874 to the Bond Fund representing redemption fees that would have been incurred by shareholders pursuant to the AmSouth Funds' redemption fee policy.

     Pursuant to its agreement with the Administrator, BISYS Ohio, as sub-administrator, is entitled to compensation as mutually agreed upon from time to time by it and the Administrator. BISYS serves as the Funds' distributor and is entitled to receive commissions on sales of shares of the variable net asset value funds. For the year ended July 31, 2004, BISYS received $3,909,734 from commissions earned on sales of shares of the Funds' variable net asset value funds. BISYS reallowed $12,161 to affiliated broker dealers of the Fund's shares. BISYS receives no fees from the Funds for providing distribution services to the Funds.

     BISYS Ohio, serves the Funds as transfer agent. Under the terms of the transfer agent agreement, BISYS Ohio, receives a fee based on a percentage of each Fund's average daily net assets, plus out of pocket charges.

     Class A Shares and Class I Shares of the Trust are subject to a Shareholder Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. Each Fund with Class A Shares or Class I Shares has entered into a specific arrangement with BISYS for the


                                    Continued

                                             -----------------------------------
                                                                   AMSOUTH FUNDS
                                                   Notes to Financial Statements
                                             -----------------------------------

5.   Affiliated Party Transactions (continued)

provision of such services and reimburses BISYS for its cost of providing these services, subject to a maximum rate of 0.25% of the Class A Shares and Class B Shares and 0.15% of the Class I Shares of the average daily net assets of each of the Funds.

     Class B Shares, Class 2 Shares and Class 3 Shares of the Trust are subject to a Distribution and Shareholder Servicing Plan (the "Distribution Plan") permitting payment of compensation to a participating organization as payment for its services or expenses in connection with distribution assistance of the Funds' Class B Shares, Class 2 Shares and Class 3 Shares to the participating organizations customers. Each Fund has entered into a specific arrangement with BISYS for the provision of such services and pays BISYS for its cost of providing such services, subject to a maximum rate of 1.00% of the average daily net assets of the Class B Shares of each of the Funds, which includes a Shareholder Servicing Fee of 0.25% of the average daily net assets of the Class B Shares of each Fund. Class 2 Shares and Class 3 Shares are subject to a maximum rate of 0.25% and 0.50% of daily average net assets, respectively, for such services.

     During the period, there were no commissions paid to affiliated brokers for security transactions.

     AAMI, AmSouth, ASO, BISYS, and BISYS Ohio have voluntarily agreed to waive a portion of their fees. These expense waivers are voluntary and may be discontinued at any time.

     The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. ASO receives fees from the Trust for acting as Administrator and BISYS Fund Services, Inc. receives fees from the Trust for acting as Transfer Agent for and for providing fund accounting services to the Trust.

     The Independent Trustees are compensated directly from the Trust for a quarterly meeting fee of $3,500 and a quarterly retainer fee of $3,750. The Advisory Trustees are also compensated from the Trust for a quarterly meeting fee of $3,500 and a quarterly retainer fee of $2,500. The Independent Trustees and the Advisory Trustees both receive compensation for special meetings of $1,000.

6.   Concentration of Credit Risk

     The Municipal Bond Fund invests a large portion of its assets in tax-exempt debt obligations issued by the State of Alabama, its municipalities, counties, and other taxing districts. The issuers' abilities to meet their obligations may be affected by Alabama's economic, regional, and political developments.

     The Florida Tax-Exempt Fund invests substantially all of its assets in a non-diversified portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of Florida, its municipalities, counties and other taxing districts. The issuers' abilities to meet their obligations may be affected by Florida's economic, regional, and political developments.

     The Tennessee Tax-Exempt Fund invests substantially all of its assets in a non-diversified portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of Tennessee, its municipalities, counties and other taxing districts. The issuers' abilities to meet their obligations may be affected by Tennessee's economic, regional, and political developments.

7.   Capital Share Transactions:

     The Trust has issued three classes of Fund shares: Class A Shares, Class I Shares, and Class B Shares in the Prime Money Market Fund and the variable net asset funds. The Trust has issued three classes of fund shares in the Institutional Prime Obligations Money Market Fund: Class 1 Shares, Class 2 Shares, and Class 3 Shares. The Trust has issued two classes of fund shares:
Class A Shares and Class I Shares in the other money market funds. Each class of shares in a Fund has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.


                                    Continued

--------------------------------------------------------------------------------
                                                                   AMSOUTH FUNDS
                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

7.   Capital Share Transactions (continued)

     Transactions in capital shares for the Funds were as follows (amounts in thousands):

                                          CAPITAL TRANSACTIONS (amounts in thousands):
                                     -------------------------------------------------------
                                                         Class A Shares:
                                     -------------------------------------------------------
                                          Proceeds                     Cost of      Total
                                        from shares      Dividends     shares      Class A
                                           issued       reinvested    redeemed      Shares
                                     ----------------- ------------ ------------ -----------
Value Fund
 Year Ended July 31, 2004 ..........    $20,214              883       (27,203)     (6,106)
 Year Ended July 31, 2003 ..........    $39,558(a)         4,804       (33,262)     11,100
Select Equity Fund
 Year Ended July 31, 2004 ..........    $10,389              113        (2,671)      7,831
 Year Ended July 31, 2003 ..........    $ 3,518               22        (1,523)      2,017
Enhanced Market Fund
 Year Ended July 31, 2004 ..........    $ 8,421              175        (7,935)        661
 Year Ended July 31, 2003 ..........    $ 6,711              123        (4,476)      2,358
Large Cap Fund
 Year Ended July 31, 2004 ..........    $29,837               14       (25,341)      4,510
 Year Ended July 31, 2003 ..........    $44,810            2,565       (21,821)     25,554
Capital Growth Fund
 Year Ended July 31, 2004 ..........    $ 8,936               --        (8,211)        725
 Year Ended July 31, 2003 ..........    $11,310               --        (5,662)      5,648
Mid Cap Fund
 Year Ended July 31, 2004 ..........    $ 8,312               19        (3,401)      4,930
 Year Ended July 31, 2003 ..........    $ 4,350                7        (4,347)         10
Small Cap Fund
 Year Ended July 31, 2004 ..........    $ 4,241               --        (2,995)      1,246
 Year Ended July 31, 2003 ..........    $12,165               --       (11,416)        749
International Equity Fund
 Year Ended July 31, 2004 ..........    $17,312               60        (7,958)      9,414
 Year Ended July 31, 2003 ..........    $76,156                2       (76,657)       (499)
Balanced Fund
 Year Ended July 31, 2004 ..........    $24,380            1,502       (19,149)      6,733
 Year Ended July 31, 2003 ..........    $17,167            2,508       (13,840)      5,835
Aggressive Growth Portfolio
 Year Ended July 31, 2004 ..........    $11,247               18        (5,635)      5,630
 Year Ended July 31, 2003 ..........    $ 5,884                1        (3,329)      2,556
Growth Portfolio
 Year Ended July 31, 2004 ..........    $15,856              118        (4,928)     11,046
 Year Ended July 31, 2003 ..........    $ 7,283               67        (1,619)      5,731
Growth & Income Portfolio
 Year Ended July 31, 2004 ..........    $25,497              474       (12,745)     13,226
 Year Ended July 31, 2003 ..........    $16,228              311        (3,905)     12,634
Moderate Growth & Income Portfolio
 Year Ended July 31, 2004 ..........    $ 9,637              200        (4,624)      5,213
 Year Ended July 31, 2003 ..........    $ 5,828              180        (1,760)      4,248

                                                        CAPITAL TRANSACTIONS (amounts in thousands):
                                     ----------------------------------------------------------------------------------
                                                       Class B Shares:                          Class I Shares:
                                     --------------------------------------------------- -----------------------------
                                         Proceeds                   Cost of     Total        Proceeds
                                       from shares     Dividends    shares     Class B      from shares     Dividends
                                          issued      reinvested   redeemed     Shares        issued       reinvested
                                     --------------- ------------ ---------- ----------- ---------------- ------------
Value Fund
 Year Ended July 31, 2004 ..........       1,365           76       (5,404)     (3,963)        44,063         1,076
 Year Ended July 31, 2003 ..........      19,110(b)       595       (6,057)     13,648        123,675(c)     10,502
Select Equity Fund
 Year Ended July 31, 2004 ..........       5,979           82       (1,204)      4,857         58,750           382
 Year Ended July 31, 2003 ..........       3,648            8       (1,194)      2,462         37,387            59
Enhanced Market Fund
 Year Ended July 31, 2004 ..........       2,203           24       (2,109)        118         61,507           381
 Year Ended July 31, 2003 ..........       2,347            8       (2,044)        311         98,456           135
Large Cap Fund
 Year Ended July 31, 2004 ..........       4,125           --       (4,140)        (15)        47,648            65
 Year Ended July 31, 2003 ..........       4,266          819       (4,573)        512         65,963        11,719
Capital Growth Fund
 Year Ended July 31, 2004 ..........         790           --       (2,043)     (1,253)        60,638            --
 Year Ended July 31, 2003 ..........         962           --       (1,806)       (844)        54,309             1
Mid Cap Fund
 Year Ended July 31, 2004 ..........       1,036            1       (1,284)       (247)        84,163            77
 Year Ended July 31, 2003 ..........         501           --       (1,607)     (1,106)        81,930           102
Small Cap Fund
 Year Ended July 31, 2004 ..........         886           --         (532)        354         54,797            --
 Year Ended July 31, 2003 ..........         334           --         (354)        (20)        83,733            --
International Equity Fund
 Year Ended July 31, 2004 ..........       1,266           --         (244)      1,022         69,560         1,368
 Year Ended July 31, 2003 ..........       1,247           --       (1,000)        247        211,555           196
Balanced Fund
 Year Ended July 31, 2004 ..........       7,302          226       (4,128)      3,400         10,088         1,097
 Year Ended July 31, 2003 ..........       5,980          482       (4,005)      2,457          7,572         2,204
Aggressive Growth Portfolio
 Year Ended July 31, 2004 ..........       8,623            4         (763)      7,864          3,507            17
 Year Ended July 31, 2003 ..........       1,299           --         (182)      1,117          3,307             2
Growth Portfolio
 Year Ended July 31, 2004 ..........      13,564           28       (1,125)     12,467          4,040            72
 Year Ended July 31, 2003 ..........       2,822            7         (493)      2,336          2,438           100
Growth & Income Portfolio
 Year Ended July 31, 2004 ..........      10,279           49       (1,245)      9,083          6,559           675
 Year Ended July 31, 2003 ..........       2,492           18         (455)      2,055          9,776           844
Moderate Growth & Income Portfolio
 Year Ended July 31, 2004 ..........       8,489           59       (1,143)      7,405          2,953           309
 Year Ended July 31, 2003 ..........       1,922           22         (217)      1,727          3,448           402

                                       CAPITAL TRANSACTIONS (amounts in thousands):
                                     ------------------------------------------------
                                          Class I Shares:            Class I Shares:
                                     -------------------------- --------------------------
                                        Cost of        Total      Total net increase
                                         shares       Class I      (decrease) from
                                        redeemed      Shares     capital transactions
                                     ------------- ------------ ---------------------
Value Fund
 Year Ended July 31, 2004 ..........    (124,512)     (79,373)       $ (89,442)
 Year Ended July 31, 2003 ..........    (171,990)     (37,813)       $ (13,065)
Select Equity Fund
 Year Ended July 31, 2004 ..........     (17,892)      41,240        $  53,928
 Year Ended July 31, 2003 ..........      (5,212)      32,234        $  36,713
Enhanced Market Fund
 Year Ended July 31, 2004 ..........     (29,342)      32,546        $  33,325
 Year Ended July 31, 2003 ..........     (17,107)      81,484        $  84,153
Large Cap Fund
 Year Ended July 31, 2004 ..........    (219,624)    (171,911)       $(167,416)
 Year Ended July 31, 2003 ..........     (98,249)     (20,567)       $   5,499
Capital Growth Fund
 Year Ended July 31, 2004 ..........     (72,020)     (11,382)       $ (11,910)
 Year Ended July 31, 2003 ..........     (92,454)     (38,144)       $ (33,340)
Mid Cap Fund
 Year Ended July 31, 2004 ..........     (71,632)      12,608        $  17,291
 Year Ended July 31, 2003 ..........     (11,094)      70,938        $  69,842
Small Cap Fund
 Year Ended July 31, 2004 ..........     (41,735)      13,062        $  14,662
 Year Ended July 31, 2003 ..........     (54,410)      29,323        $  30,052
International Equity Fund
 Year Ended July 31, 2004 ..........     (35,534)      35,394        $  45,830
 Year Ended July 31, 2003 ..........    (174,391)      37,360        $  37,108
Balanced Fund
 Year Ended July 31, 2004 ..........     (18,888)      (7,703)       $   2,430
 Year Ended July 31, 2003 ..........     (17,859)      (8,083)       $     209
Aggressive Growth Portfolio
 Year Ended July 31, 2004 ..........      (2,847)         677        $  14,171
 Year Ended July 31, 2003 ..........      (3,670)        (361)       $   3,312
Growth Portfolio
 Year Ended July 31, 2004 ..........      (5,321)      (1,209)       $  22,304
 Year Ended July 31, 2003 ..........      (4,615)      (2,077)       $   5,990
Growth & Income Portfolio
 Year Ended July 31, 2004 ..........     (15,119)      (7,885)       $  14,424
 Year Ended July 31, 2003 ..........     (17,353)      (6,733)       $   7,956
Moderate Growth & Income Portfolio
 Year Ended July 31, 2004 ..........      (2,972)         290        $  12,908
 Year Ended July 31, 2003 ..........      (5,056)      (1,206)       $   4,769

-----------
(a) Proceeds from Shares Issued include $18,206 issued in connection with the AmSouth Equity Income Fund Merger.
(b) Proceeds from Shares Issued include $17,577 issued in connection with the AmSouth Equity Income Fund Merger.
(c) Proceeds from Shares Issued include $28,903 issued in connection with the AmSouth Equity Income Fund Merger.

                                    Continued

--------------------------------------------------------------------------------
                                                                  AMSOUTH FUNDS
                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

7.   Capital Share Transactions (continued)

                                                           SHARE TRANSACTIONS (amounts in thousands):
                                        --------------------------------------------------------------------------------
                                                          Class A Shares:                          Class B Shares:
                                        ---------------------------------------------------- ---------------------------
                                                                                    Total
                                                                                   Class A
                                            Issued      Reinvested    Redeemed      Shares       Issued      Reinvested
                                        -------------- ------------ ------------ ----------- -------------- ------------
Value Fund
 Year Ended July 31, 2004 .............      1,394           62         (1,884)     (428)            97           6
 Year Ended July 31, 2003 .............      3,327(a)       407         (2,737)      997          1,665(b)       51
Select Equity Fund
 Year Ended July 31, 2004 .............        774            9           (196)      587            457           6
 Year Ended July 31, 2003 .............        321            2           (142)      181            335           1
Enhanced Market Fund
 Year Ended July 31, 2004 .............        773           16           (726)       63            208           2
 Year Ended July 31, 2003 .............        748           14           (498)      264            261           1
Large Cap Fund
 Year Ended July 31, 2004 .............      1,679            1         (1,424)      256            243          --
 Year Ended July 31, 2003 .............      3,012          174         (1,451)    1,735            294          58
Capital Growth Fund
 Year Ended July 31, 2004 .............        952           --           (862)       90             89          --
 Year Ended July 31, 2003 .............      1,379           --           (713)      666            124          --
Mid Cap Fund
 Year Ended July 31, 2004 .............        690            2           (285)      407             89          --
 Year Ended July 31, 2003 .............        478            1           (484)       (5)            56          --
Small Cap Fund
 Year Ended July 31, 2004 .............        521           --           (367)      154            114          --
 Year Ended July 31, 2003 .............      1,914           --         (1,810)      104             53          --
International Equity Fund
 Year Ended July 31, 2004 .............      1,630            6           (800)      836            120          --
 Year Ended July 31, 2003 .............     10,512           --        (10,473)       39            163          --
Balanced Fund
 Year Ended July 31, 2004 .............      2,021          125         (1,597)      549            611          19
 Year Ended July 31, 2003 .............      1,565          231         (1,274)      522            549          45
Aggressive Growth Portfolio
 Year Ended July 31, 2004 .............      1,309            2           (641)      670          1,030          --
 Year Ended July 31, 2003 .............        861           --           (474)      387            185          --
Growth Portfolio
 Year Ended July 31, 2004 .............      1,794           13           (568)    1,239          1,525           3
 Year Ended July 31, 2003 .............        957            9           (215)      751            366           1
Growth & Income Portfolio
 Year Ended July 31, 2004 .............      2,686           50         (1,349)    1,387          1,082           5
 Year Ended July 31, 2003 .............      1,954           37           (471)    1,520            293           2
Moderate Growth & Income Portfolio
 Year Ended July 31, 2004 .............      1,011           21           (493)      539            891           6
 Year Ended July 31, 2003 .............        670           21           (203)      488            222           3

                                                         SHARE TRANSACTIONS (amounts in thousands):
                                        ----------------------------------------------------------------------------
                                           Class B Shares:                        Class I Shares:
                                        ---------------------- -----------------------------------------------------
                                                      Total                                                 Total
                                                     Class B                                               Class I
                                         Redeemed     Shares        Issued      Reinvested    Redeemed      Shares
                                        ---------- ----------- --------------- ------------ ------------ -----------
Value Fund
 Year Ended July 31, 2004 .............    (380)      (277)          3,084           76         (8,635)     (5,475)
 Year Ended July 31, 2003 .............    (518)     1,198          10,567(c)       892        (14,458)     (2,999)
Select Equity Fund
 Year Ended July 31, 2004 .............     (92)       371           4,360           29         (1,357)      3,032
 Year Ended July 31, 2003 .............    (114)       222           3,447            5           (475)      2,977
Enhanced Market Fund
 Year Ended July 31, 2004 .............    (195)        15           5,717           35         (2,736)      3,016
 Year Ended July 31, 2003 .............    (235)        27          11,073           15         (1,893)      9,195
Large Cap Fund
 Year Ended July 31, 2004 .............    (243)        --           2,683            4        (12,537)     (9,850)
 Year Ended July 31, 2003 .............    (319)        33           4,431          791         (6,640)     (1,418)
Capital Growth Fund
 Year Ended July 31, 2004 .............    (227)      (138)          6,444           --         (7,622)     (1,178)
 Year Ended July 31, 2003 .............    (242)      (118)          6,892           --        (11,671)     (4,779)
Mid Cap Fund
 Year Ended July 31, 2004 .............    (111)       (22)          7,006            6         (6,134)        878
 Year Ended July 31, 2003 .............    (182)      (126)          9,201           11         (1,198)      8,014
Small Cap Fund
 Year Ended July 31, 2004 .............     (69)        45           6,656           --         (5,168)      1,488
 Year Ended July 31, 2003 .............     (58)        (5)         12,769           --         (8,161)      4,608
International Equity Fund
 Year Ended July 31, 2004 .............     (23)        97           6,298          127         (3,381)      3,044
 Year Ended July 31, 2003 .............    (130)        33          29,150           27        (23,678)      5,499
Balanced Fund
 Year Ended July 31, 2004 .............    (342)       288             836           92         (1,566)       (638)
 Year Ended July 31, 2003 .............    (371)       223             687          203         (1,663)       (773)
Aggressive Growth Portfolio
 Year Ended July 31, 2004 .............     (90)       940             410            2           (339)         73
 Year Ended July 31, 2003 .............     (27)       158             472           --           (529)        (57)
Growth Portfolio
 Year Ended July 31, 2004 .............    (127)      1,401            455            8           (610)       (147)
 Year Ended July 31, 2003 .............     (67)       300             316           13           (603)       (274)
Growth & Income Portfolio
 Year Ended July 31, 2004 .............    (131)       956             701           71         (1,586)       (814)
 Year Ended July 31, 2003 .............     (55)       240           1,173          100         (2,076)       (803)
Moderate Growth & Income Portfolio
 Year Ended July 31, 2004 .............    (120)       777             309           32           (312)         29
 Year Ended July 31, 2003 .............     (26)       199             397           46           (586)       (143)

                                        SHARE TRANSACTIONS
                                            (amounts in
                                            thousands):
                                        -------------------
                                         Total net increase
                                          (decrease) from
                                         share transactions
                                        -------------------
Value Fund
 Year Ended July 31, 2004 .............        (6,180)
 Year Ended July 31, 2003 .............          (804)
Select Equity Fund
 Year Ended July 31, 2004 .............         3,990
 Year Ended July 31, 2003 .............         3,380
Enhanced Market Fund
 Year Ended July 31, 2004 .............         3,094
 Year Ended July 31, 2003 .............         9,486
Large Cap Fund
 Year Ended July 31, 2004 .............        (9,594)
 Year Ended July 31, 2003 .............           350
Capital Growth Fund
 Year Ended July 31, 2004 .............        (1,226)
 Year Ended July 31, 2003 .............        (4,231)
Mid Cap Fund
 Year Ended July 31, 2004 .............         1,263
 Year Ended July 31, 2003 .............         7,883
Small Cap Fund
 Year Ended July 31, 2004 .............         1,687
 Year Ended July 31, 2003 .............         4,707
International Equity Fund
 Year Ended July 31, 2004 .............         3,977
 Year Ended July 31, 2003 .............         5,571
Balanced Fund
 Year Ended July 31, 2004 .............           199
 Year Ended July 31, 2003 .............           (28)
Aggressive Growth Portfolio
 Year Ended July 31, 2004 .............         1,683
 Year Ended July 31, 2003 .............           488
Growth Portfolio
 Year Ended July 31, 2004 .............         2,493
 Year Ended July 31, 2003 .............           777
Growth & Income Portfolio
 Year Ended July 31, 2004 .............         1,529
 Year Ended July 31, 2003 .............           957
Moderate Growth & Income Portfolio
 Year Ended July 31, 2004 .............         1,345
 Year Ended July 31, 2003 .............           544

---------
(a) Shares Issued include 1,563 issued in connection with the AmSouth Equity Income Fund Merger.
(b) Shares Issued include 1,534 issued in connection with the AmSouth Equity Income Fund Merger.
(c) Shares Issued include 2,487 issued in connection with the AmSouth Equity Income Fund Merger.

                                    Continued

--------------------------------------------------------------------------------
                                                                  AMSOUTH FUNDS
                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

7.   Capital Share Transactions (continued)

                                                       CAPITAL TRANSACTIONS (amounts in thousands):
                                    ----------------------------------------------------------------------------------
                                                        Class A Shares:                          Class B Shares:
                                    ------------------------------------------------------- --------------------------
                                         Proceeds                     Cost of      Total       Proceeds
                                       from shares      Dividends     shares      Class A    from shares    Dividends
                                          issued       reinvested    redeemed      Shares       issued     reinvested
                                    ----------------- ------------ ------------ ----------- ------------- ------------
Government Income Fund
 Year Ended July 31, 2004 .........    $ 5,663              721        (9,813)     (3,429)        720         235
 Year Ended July 31, 2003 .........    $32,625(a)           672       (20,921)     12,376       8,586(b)      244
Limited Term Bond Fund
 Year Ended July 31, 2004 .........    $10,698              759       (20,123)     (8,666)      3,529         346
 Year Ended July 31, 2003 .........    $50,401              907       (35,598)     15,710      15,766         387
Bond Fund
 Year Ended July 31, 2004 .........    $20,113            1,959       (28,575)     (6,503)        710         279
 Year Ended July 31, 2003 .........    $41,640            2,337       (28,589)     15,388       3,069         395
Municipal Bond Fund
 Year Ended July 31, 2004 .........    $ 2,737              393        (3,379)       (249)        594          62
 Year Ended July 31, 2003 .........    $ 8,975              361        (4,348)      4,988       1,416          57
Florida Tax-Exempt Fund
 Year Ended July 31, 2004 .........    $ 2,983               89        (5,119)     (2,047)        505          60
 Year Ended July 31, 2003 .........    $ 4,496              145        (1,595)      3,046       2,049          59
Tennessee Tax-Exempt Fund
 Year Ended July 31, 2004 .........    $   982               82        (3,409)     (2,345)        189          50
 Year Ended July 31, 2003 .........    $11,462(d)            47        (5,575)      5,934       1,613(e)       34

                                                     CAPITAL TRANSACTIONS (amounts in thousands):
                                    -------------------------------------------------------------------------------
                                       Class B Shares:
                                    ----------------------
                                      Cost of     Total        Proceeds                     Cost of       Total
                                      shares     Class B      from shares     Dividends     shares       Class I
                                     redeemed     Shares        issued       reinvested    redeemed      Shares
                                    ---------- ----------- ---------------- ------------ ------------ ------------
Government Income Fund
 Year Ended July 31, 2004 .........   (3,469)     (2,514)        48,149         5,080       (83,575)     (30,346)
 Year Ended July 31, 2003 .........   (1,915)      6,915        117,972(c)      7,062      (129,514)      (4,480)
Limited Term Bond Fund
 Year Ended July 31, 2004 .........   (7,024)     (3,149)       116,705         2,029       (85,799)      32,935
 Year Ended July 31, 2003 .........   (3,084)     13,069        103,771         1,776       (75,245)      30,302
Bond Fund
 Year Ended July 31, 2004 .........   (3,617)     (2,628)       110,317         9,136      (132,591)     (13,138)
 Year Ended July 31, 2003 .........   (2,994)        470        172,275        11,759      (168,484)      15,550
Municipal Bond Fund
 Year Ended July 31, 2004 .........     (965)       (309)        41,254           804       (52,438)     (10,380)
 Year Ended July 31, 2003 .........     (794)        679         50,653           726       (69,776)     (18,397)
Florida Tax-Exempt Fund
 Year Ended July 31, 2004 .........   (1,366)       (801)        10,158            38       (12,603)      (2,407)
 Year Ended July 31, 2003 .........     (899)      1,209          5,932            14        (9,949)      (4,003)
Tennessee Tax-Exempt Fund
 Year Ended July 31, 2004 .........     (689)       (450)         3,366           155       (10,642)      (7,121)
 Year Ended July 31, 2003 .........     (533)      1,114          6,990             4       (16,505)      (9,511)

                                    CAPITAL TRANSACTIONS
                                         (amounts in
                                         thousands):
                                    ---------------------
                                      Total net increase
                                       (decrease) from
                                     capital transactions
                                    ---------------------
Government Income Fund
 Year Ended July 31, 2004 .........      $(36,289)
 Year Ended July 31, 2003 .........      $ 14,811
Limited Term Bond Fund
 Year Ended July 31, 2004 .........      $ 21,120
 Year Ended July 31, 2003 .........      $ 59,081
Bond Fund
 Year Ended July 31, 2004 .........      $(22,269)
 Year Ended July 31, 2003 .........      $ 31,408
Municipal Bond Fund
 Year Ended July 31, 2004 .........      $(10,938)
 Year Ended July 31, 2003 .........      $(12,730)
Florida Tax-Exempt Fund
 Year Ended July 31, 2004 .........      $ (5,255)
 Year Ended July 31, 2003 .........      $    252
Tennessee Tax-Exempt Fund
 Year Ended July 31, 2004 .........      $ (9,916)
 Year Ended July 31, 2003 .........      $ (2,463)

------------
(a) Proceeds from Shares Issued include $6,985 issued in connection with the AmSouth Limited Term U.S. Government Fund Merger.
(b) Proceeds from Shares Issued include $5,656 issued in connection with the AmSouth Limited Term U.S. Government Fund Merger.
(c) Proceeds from Shares Issued include $32,828 issued in connection with the AmSouth Limited Term U.S. Government Fund Merger.
(d) Proceeds from Shares Issued include $8,770 issued in connection with the AmSouth Limited Term Tennessee Tax-Exempt Fund Merger.
(e) Proceeds from Shares Issued include $1,001 issued in connection with the AmSouth Limited Term Tennessee Tax-Exempt Fund Merger.

                                    Continued

--------------------------------------------------------------------------------
                                                                  AMSOUTH FUNDS
                                                   Notes to Financial Statements
--------------------------------------------------------------------------------
7. Capital Share Transactions (continued)

                                            SHARE TRANSACTIONS (amounts in thousands):
                                    -----------------------------------------------------------
                                                         Class A Shares:*
                                    -----------------------------------------------------------
                                                                                      Total
                                                                                     Class A
                                         Issued       Reinvested      Redeemed        Shares
                                    ---------------- ------------ --------------- -------------
Government Income Fund
 Year Ended July 31, 2004 .........          564            72             (980)         (344)
 Year Ended July 31, 2003 .........        3,175(a)         65           (2,035)        1,205
Limited Term Bond Fund
 Year Ended July 31, 2004 .........        1,007            72           (1,898)         (819)
 Year Ended July 31, 2003 .........        4,681            85           (3,313)        1,453
Bond Fund
 Year Ended July 31, 2004 .........        1,776           174           (2,528)         (578)
 Year Ended July 31, 2003 .........        3,585           203           (2,462)        1,326
Municipal Bond Fund
 Year Ended July 31, 2004 .........          263            38             (325)          (24)
 Year Ended July 31, 2003 .........          854            34             (414)          474
Florida Tax-Exempt Fund
 Year Ended July 31, 2004 .........          278             8             (473)         (187)
 Year Ended July 31, 2003 .........          412            13             (146)          279
Tennessee Tax-Exempt Fund
 Year Ended July 31, 2004 .........           95             8             (328)         (225)
 Year Ended July 31, 2003 .........        1,099(d)          4             (531)          572
Prime Money Market Fund+
 Year Ended July 31, 2004 .........      509,997         1,318         (514,313)       (2,998)
 Year Ended July 31, 2003 .........      425,086         3,333         (541,125)     (112,706)
Treasury Reserve Money Market Fund+
 Year Ended July 31, 2004 .........      211,979(f)         35         (185,836)       26,178
 Year Ended July 31, 2003 .........      167,611            33         (219,473)      (51,829)
Tax-Exempt Money Market Fund+
 Year Ended July 31, 2004 .........       72,294           103          (74,312)       (1,915)
 Year Ended July 31, 2003 .........       67,924           181          (65,765)        2,340
Institutional Prime Obligations
 Money Market Fund+
 Year Ended July 31, 2004 .........      999,579            --       (1,103,434)     (103,855)
 Year Ended July 31, 2003 .........    1,137,073             1       (1,151,117)      (14,043)

                                                           SHARE TRANSACTIONS (amounts in thousands):
                                    -----------------------------------------------------------------------------------------
                                                        Class B Shares:**                           Class I Shares:***
                                    --------------------------------------------------------- ------------------------------
                                                                                   Total
                                        Issued     Reinvested     Redeemed    Class B Shares        Issued       Reinvested
                                    ------------- ------------ ------------- ---------------- ----------------- ------------
Government Income Fund
 Year Ended July 31, 2004 .........        72          23             (346)          (251)           4,804            508
 Year Ended July 31, 2003 .........       836(b)       24             (187)           673           11,455(c)         687
Limited Term Bond Fund
 Year Ended July 31, 2004 .........       332          33             (664)          (299)          10,951            192
 Year Ended July 31, 2003 .........     1,465          36             (286)         1,215            9,638            165
Bond Fund
 Year Ended July 31, 2004 .........        63          25             (322)          (234)           9,765            810
 Year Ended July 31, 2003 .........       265          34             (258)            41           14,844          1,021
Municipal Bond Fund
 Year Ended July 31, 2004 .........        57           6              (93)           (30)           3,947             77
 Year Ended July 31, 2003 .........       136           5              (76)            65            4,808             69
Florida Tax-Exempt Fund
 Year Ended July 31, 2004 .........        47           6             (128)           (75)             935              3
 Year Ended July 31, 2003 .........       187           5              (82)           110              544              1
Tennessee Tax-Exempt Fund
 Year Ended July 31, 2004 .........        18           5              (66)           (43)             323             15
 Year Ended July 31, 2003 .........       154(e)        3              (50)           107              664             --
Prime Money Market Fund+
 Year Ended July 31, 2004 .........     1,926           4           (2,322)          (392)       1,237,080            237
 Year Ended July 31, 2003 .........     2,741          10           (3,075)          (324)       1,595,328            616
Treasury Reserve Money Market Fund+
 Year Ended July 31, 2004 .........        --          --               --             --          366,375(g)          76
 Year Ended July 31, 2003 .........        --          --               --             --          330,764             97
Tax-Exempt Money Market Fund+
 Year Ended July 31, 2004 .........        --          --               --             --          187,036             17
 Year Ended July 31, 2003 .........        --          --               --             --          250,044             39
Institutional Prime Obligations
Money Market Fund+
 Year Ended July 31, 2004 .........   412,435          --         (452,075)       (39,640)         625,457            251
 Year Ended July 31, 2003 .........   443,865          --         (562,072)      (118,207)         815,952            386

                                       SHARE TRANSACTIONS (amounts in thousands):
                                    -------------------------------------------------
                                         Class I Shares:***
                                    -----------------------------
                                                        Total      Total net increase
                                                       Class I      (decrease) from
                                        Redeemed        Shares     share transactions
                                    --------------- ------------- -------------------
Government Income Fund
 Year Ended July 31, 2004 .........        (8,341)       (3,029)          (3,624)
 Year Ended July 31, 2003 .........       (12,569)         (427)           1,451
Limited Term Bond Fund
 Year Ended July 31, 2004 .........        (8,076)        3,067            1,949
 Year Ended July 31, 2003 .........        (6,990)        2,813            5,481
Bond Fund
 Year Ended July 31, 2004 .........       (11,710)       (1,135)          (1,947)
 Year Ended July 31, 2003 .........       (14,518)        1,347            2,714
Municipal Bond Fund
 Year Ended July 31, 2004 .........        (5,033)       (1,099)          (1,063)
 Year Ended July 31, 2003 .........        (6,633)       (1,756)          (1,217)
Florida Tax-Exempt Fund
 Year Ended July 31, 2004 .........        (1,165)         (227)            (489)
 Year Ended July 31, 2003 .........          (912)         (367)              22
Tennessee Tax-Exempt Fund
 Year Ended July 31, 2004 .........        (1,022)         (684)            (952)
 Year Ended July 31, 2003 .........        (1,574)         (910)            (231)
Prime Money Market Fund+
 Year Ended July 31, 2004 .........    (1,294,347)      (57,030)         (60,420)
 Year Ended July 31, 2003 .........    (2,144,526)     (548,582)        (661,612)
Treasury Reserve Money Market Fund+
 Year Ended July 31, 2004 .........      (273,950)       92,501          118,679
 Year Ended July 31, 2003 .........      (507,589)     (176,728)        (228,557)
Tax-Exempt Money Market Fund+
 Year Ended July 31, 2004 .........      (188,379)       (1,326)          (3,241)
 Year Ended July 31, 2003 .........      (295,803)      (45,720)         (43,380)
Institutional Prime Obligations
Money Market Fund+
 Year Ended July 31, 2004 .........      (624,947)          761         (142,734)
 Year Ended July 31, 2003 .........      (890,651)      (74,313)        (206,563)

------------
+    Capital Transactions are done at par value of $1.00 per share.
*    Represents Class 2 Shares for Institutional Prime Obligations Money Market
     Fund.
** Represents Class 3 Shares for Institutional Prime Obligations Money Market Fund.
*** Represents Class 1 Shares for Institutional Prime Obligations Money Market Fund.
(a) Shares Issued include 681 issued in connection with the AmSouth Limited Term U.S. Government Fund Merger.
(b) Shares Issued include 552 issued in connection with the AmSouth Limited Term U.S. Government Fund Merger.
(c) Shares Issued include 3,202 issued in connection with the AmSouth Limited Term U.S. Government Fund Merger.
(d) Shares Issued include 842 issued in connection with the AmSouth Limited Term Tennessee Tax-Exempt Fund Merger.
(e) Shares Issued include 96 issued in connection with the AmSouth Limited Term Tennessee Tax-Exempt Fund Merger.
(f) Shares Issued include 52,531 issued in connection with the AmSouth U.S. Treasury Money Market Fund Merger. (see Reorganization (#2 in Notes to Financial Statements))
(g) Shares Issued include 70,966 issued in connection with the AmSouth U.S. Treasury Money Market Fund Merger. (see Reorganization (#2 in Notes to Financial Statements))

                                    Continued

-------------------------------------
AMSOUTH FUNDS
Notes to Financial Statements
-------------------------------------

8.   Federal Income Tax Information:

     As of July 31, 2004 the following Funds have capital loss carryforwards, which are available to offset future capital gains, if any, on security transactions to the extent provided for in the Code (amounts in thousands):

                                                                          Amount     Expires
                                                                        ---------   --------
Value Fund ..........................................................    $ 1,059      2006*
                                                                             284      2007*
                                                                           4,005      2008*
                                                                          25,113      2009*
                                                                           4,926      2010*
                                                                           6,939      2011
                                                                          66,992      2012
Capital Growth Fund .................................................     14,079      2009*
                                                                          40,208      2010
                                                                          55,985      2011
Mid Cap Fund ........................................................     14,024      2010
                                                                           2,982      2011
Small Cap Fund ......................................................     22,279      2010
                                                                          29,777      2011
International Equity Fund ...........................................      4,706      2010
                                                                          24,219      2011
Balanced Fund .......................................................      1,675      2012
Strategic Portfolios: Aggressive Growth Portfolio ...................         59      2010
                                                                           1,912      2011
                                                                           4,167      2012
Strategic Portfolios: Growth Portfolio ..............................      2,498      2011
                                                                             330      2012
Strategic Portfolios: Growth and Income Portfolio ...................      6,515      2011
                                                                             211      2012
Strategic Portfolios: Moderate Growth and Income Portfolio ..........      1,484      2011
Government Income Fund ..............................................        195      2012
Limited Term Bond Fund ..............................................        304      2005
                                                                             117      2006
                                                                             338      2007
                                                                              50      2008
                                                                             518      2009
                                                                              38      2010
Prime Money Market Fund .............................................          2      2007
Treasury Reserve Money Market Fund ..................................          3      2010
Tax-Exempt Money Market Fund ........................................        117      2006
                                                                              92      2007
                                                                              75      2009
                                                                              15      2011

* As the successor of a merger, the utilization of the capital loss carryforward in subsequent years may be limited pursuant to sections 382 and 383 of the Internal Revenue Code.

                                    Continued

                                           -------------------------------------
                                                                   AMSOUTH FUNDS
                                                   Notes to Financial Statements
                                           -------------------------------------

8. Federal Income Tax Information (continued)

   During the current fiscal year, the following funds utilized prior years' capital losses carried forward as follows:

Small Cap ..................................    24,127,213
Enhanced Market ............................     5,996,610
Mid Cap ....................................    12,451,302
Large Cap ..................................     4,493,128
International Equity .......................     8,835,330
Capital Growth .............................     4,738,625
Moderate Growth & Income Portfolio .........     1,059,940

   The tax character of distributions paid during the fiscal year ended July 31, 2004 were as follows (Total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.) (amounts in thousands):

                                                          Distributions paid from
                                                        ----------------------------
                                                             Net           Net
                                                         Investment     Long Term
                                                           Income     Capital Gains
                                                        ------------ ---------------
Value Fund ............................................    $ 4,668       $    --
Select Equity Fund ....................................        475           525
Enhanced Market Fund ..................................      1,336            --
Large Cap .............................................         --           650
Capital Growth Fund ...................................         --            --
Mid Cap Equity ........................................        244            --
Small Cap Fund ........................................         --            --
International Equity Fund .............................      3,153            --
Balanced Fund .........................................      3,033            --
Strategic Portfolios: Aggressive Growth Portfolio .....         --            --
Strategic Portfolios: Growth Portfolio ................        221            --
Strategic Portfolios: Growth and Income Portfolio .....      1,221            --
Strategic Portfolios: Moderate Growth and
 Income Portfolio .....................................        580            --
Limited Term Bond Fund ................................      8,002            --
Government Income Fund ................................     11,067           313
Bond Fund .............................................     28,061         5,604
Municipal Bond Fund ...................................         --           493
Florida Tax-Exempt Fund ...............................         26            83
Tennessee Tax-Exempt Fund .............................         --           224
Prime Money Market Fund ...............................      2,402            --
Treasury Reserve Money Market Fund ....................        499            --
Tax-Exempt Money Market Fund ..........................         --            --
Institutional Prime Obligations Money
 Market Fund ..........................................      2,804            --

                                                             Total            Tax        Tax Return       Total
                                                            Taxable          Exempt          of       Distributions
                                                         Distributions   Distributions     Capital        Paid
                                                        --------------- --------------- ------------ --------------
Value Fund ............................................     $ 4,668         $     --         $--         $ 4,668
Select Equity Fund ....................................       1,000               --          --           1,000
Enhanced Market Fund ..................................       1,336               --          --           1,336
Large Cap .............................................         650               --          --             650
Capital Growth Fund ...................................          --               --          --              --
Mid Cap Equity ........................................         244               --          --             244
Small Cap Fund ........................................          --               --          --              --
International Equity Fund .............................       3,153               --          --           3,153
Balanced Fund .........................................       3,033               --          --           3,033
Strategic Portfolios: Aggressive Growth Portfolio .....          --               --          40              40
Strategic Portfolios: Growth Portfolio ................         221               --          --             221
Strategic Portfolios: Growth and Income Portfolio .....       1,221               --          --           1,221
Strategic Portfolios: Moderate Growth and
 Income Portfolio .....................................         580               --          --             580
Limited Term Bond Fund ................................       8,002               --          --           8,002
Government Income Fund ................................      11,380               --          --          11,380
Bond Fund .............................................      33,665               --          --          33,665
Municipal Bond Fund ...................................         493           12,973          --          13,466
Florida Tax-Exempt Fund ...............................         110            2,002          --           2,111
Tennessee Tax-Exempt Fund .............................         223            1,374          --           1,598
Prime Money Market Fund ...............................       2,402               --          --           2,402
Treasury Reserve Money Market Fund ....................         499               --          --             499
Tax-Exempt Money Market Fund ..........................          --              527          --             527
Institutional Prime Obligations Money
 Market Fund ..........................................       2,804               --          --           2,804

                                    Continued

-------------------------------------
AMSOUTH FUNDS
Notes to Financial Statements
-------------------------------------

8. Federal Income Tax Information (continued)

   The tax character of distributions paid during the fiscal year ended July 31, 2003 were as follows (Total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.) (amounts in thousands):

                                                          Distributions paid from
                                                        ----------------------------
                                                             Net           Net
                                                         Investment     Long Term
                                                           Income     Capital Gains
                                                        ------------ ---------------
Value Fund ............................................    $ 6,394       $ 21,984
Select Equity Fund ....................................        153              3
Enhanced Market Fund ..................................        569             --
Large Cap .............................................        841         19,503
Capital Growth ........................................          6             --
Mid Cap Equity ........................................        156             --
Small Cap Fund ........................................         --             --
International Equity Fund .............................        428             --
Balanced Fund .........................................      3,525          1,996
Strategic Portfolios: Aggressive Growth Portfolio .....          3             --
Strategic Portfolios: Growth Portfolio ................        177             --
Strategic Portfolios: Growth and Income Portfolio .....      1,195             --
Strategic Portfolios: Moderate Growth
 And Income Portfolio .................................        511             97
Limited Term Bond Fund ................................      8,085             --
Government Income Fund ................................     11,880          3,843
Bond Fund .............................................     30,195          8,620
Municipal Bond Fund ...................................         16          1,175
Florida Tax-Exempt Fund ...............................         --              6
Tennessee Tax-Exempt Fund .............................         --             --
Prime Money Market Fund ...............................      6,176             --
U.S. Treasury Money Market Fund .......................      1,122             --
Treasury Reserve Money Market Fund ....................      1,197             --
Tax-Exempt Money Market Fund ..........................         49             --
Institutional Prime Obligations Money
 Market Fund ..........................................      5,274             --

                                                             Total            Tax        Tax Return       Total
                                                            Taxable          Exempt          of       Distributions
                                                         Distributions   Distributions     Capital        Paid
                                                        --------------- --------------- ------------ --------------
Value Fund ............................................     $ 28,378        $     --         $--        $ 28,378
Select Equity Fund ....................................          156              --          --             156
Enhanced Market Fund ..................................          569              --          --             569
Large Cap .............................................       20,344              --          91          20,435
Capital Growth ........................................            6              --          --               6
Mid Cap Equity ........................................          156              --          --             156
Small Cap Fund ........................................           --              --          --              --
International Equity Fund .............................          428              --          --             428
Balanced Fund .........................................        5,521              --          --           5,521
Strategic Portfolios: Aggressive Growth Portfolio .....            3              --          --               3
Strategic Portfolios: Growth Portfolio ................          177              --          --             177
Strategic Portfolios: Growth and Income Portfolio .....        1,195              --          --           1,195
Strategic Portfolios: Moderate Growth
 And Income Portfolio .................................          608              --          --             608
Limited Term Bond Fund ................................        8,085              --          --           8,085
Government Income Fund ................................       15,723              --          --          15,723
Bond Fund .............................................       38,815              --          --          38,815
Municipal Bond Fund ...................................        1,191          12,498          --          13,689
Florida Tax-Exempt Fund ...............................            6           2,170          --           2,176
Tennessee Tax-Exempt Fund .............................           --           1,524          --           1,524
Prime Money Market Fund ...............................        6,176              --          --           6,176
U.S. Treasury Money Market Fund .......................        1,122              --          --           1,122
Treasury Reserve Money Market Fund ....................        1,197              --          --           1,197
Tax-Exempt Money Market Fund ..........................           49           1,054          --           1,103
Institutional Prime Obligations Money
 Market Fund ..........................................        5,274              --          --           5,274

                                    Continued

                                           -------------------------------------
                                                                  AMSOUTH FUNDS
                                                   Notes to Financial Statements
                                           -------------------------------------

8. Federal Income Tax Information (continued)

   As of July 31, 2004 the components of accumulated earnings/(deficit) on a tax basis were as follows (The differences between book-tax-basis and tax-basis unrealized appreciation/(depreciation) is attributed primarily to tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discounts.) (amounts in thousands):

                                                                                 Undistributed
                                                 Undistributed   Undistributed     Long-Term
                                                   Tax-Exempt       Ordinary        Capital      Accumulated
                                                     Income          Income          Gains         Earnings
                                                --------------- --------------- --------------- -------------
Value Fund ....................................       $ --           $  338         $    --         $  338
Select Equity Fund ............................         --               --             120            120
Enhanced Market Fund ..........................         --              424           2,885          3,309
Large Cap .....................................         --               --           9,422          9,422
Capital Growth Fund ...........................         --               --              --             --
Mid Cap Equity ................................         --                1              --              1
Small Cap Fund ................................         --               --              --             --
International Equity Fund .....................         --            3,320              --          3,320
Balanced Fund .................................         --              170              --            170
Strategic Portfolios: Aggressive Growth
 Portfolio ....................................         --               --              --             --
Strategic Portfolios: Growth Portfolio ........         --               53              --             53
Strategic Portfolios: Growth and Income
 Portfolio ....................................         --              142              --            142
Strategic Portfolios: Moderate Growth and
 Income Portfolio .............................         --               78              --             78
Limited Term Bond Fund ........................         --              283              --            283
Government Income Fund ........................         --              302              --            302
Bond Fund .....................................         --            1,080             764          1,844
Municipal Bond Fund ...........................        346               --             903          1,249
Florida Tax-Exempt Fund .......................         45               --             287            332
Tennessee Tax-Exempt Fund .....................         29               --             184            213
Prime Money Market Fund .......................         --              261              --            261
Treasury Reserve Money Market Fund ............         --              113              --            113
Tax-Exempt Money Market Fund ..................         49               --              --             49
Institutional Prime Obligations Money
 Market Fund ..................................         --              283              --            283

                                                                   Accumulated                         Total
                                                                     Capital         Unrealized     Accumulated
                                                 Distributions      and Other      Appreciation/     Earnings/
                                                    Payable           Losses        Depreciation     (Deficit)
                                                --------------- ----------------- --------------- --------------
Value Fund ....................................     $    --        $ (109,318)       $ 114,157      $   5,177
Select Equity Fund ............................          --                --            8,340          8,460
Enhanced Market Fund ..........................          --                --            8,134         11,443
Large Cap .....................................          --                --           93,630        103,052
Capital Growth Fund ...........................          --          (110,272)          17,585        (92,687)
Mid Cap Equity ................................          --           (17,006)          10,623         (6,382)
Small Cap Fund ................................          --           (52,056)          19,705        (32,351)
International Equity Fund .....................          --           (28,925)          83,692         58,087
Balanced Fund .................................          --            (1,675)          28,787         27,282
Strategic Portfolios: Aggressive Growth
 Portfolio ....................................          --            (7,941)           4,069         (3,872)
Strategic Portfolios: Growth Portfolio ........          --            (4,161)           2,684         (1,424)
Strategic Portfolios: Growth and Income
 Portfolio ....................................          --            (8,905)           5,007         (3,756)
Strategic Portfolios: Moderate Growth and
 Income Portfolio .............................          --            (1,484)           1,331            (75)
Limited Term Bond Fund ........................          --            (1,882)             266         (1,333)
Government Income Fund ........................                          (195)           5,291          5,398
Bond Fund .....................................          --                --           18,894         20,738
Municipal Bond Fund ...........................          --                --           18,571         19,820
Florida Tax-Exempt Fund .......................          --                --            2,205          2,537
Tennessee Tax-Exempt Fund .....................          --                --            1,458          1,671
Prime Money Market Fund .......................        (261)               (2)              --             (2)
Treasury Reserve Money Market Fund ............        (109)               (3)              --              1
Tax-Exempt Money Market Fund ..................         (49)             (299)              --           (299)
Institutional Prime Obligations Money
 Market Fund ..................................        (252)               --               --             31


                                    Continued

-------------------------------------
AMSOUTH FUNDS
Notes to Financial Statements
-------------------------------------

   Under current tax law, capital losses realized after October 31, within the Fund's fiscal year may be deferred and treated as occurring on the first day of the following fiscal year. The following deferred losses will be treated as arising on the first day of the fiscal year ended July 31, 2005 (amounts in thousands):

                                                               Deferred
                                                                Losses
                                                              ---------
Strategic Portfolios: Aggressive Growth Portfolio .........    $1,802
Strategic Portfolios: Growth Portfolio ....................     1,332
Strategic Portfolios: Growth and Income Portfolio .........     2,180
Limited Term Bond Fund ....................................       517

--------------------------------------------------------------------------------
                                                                  AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

A SHARES

Selected data for a share outstanding throughout the period indicated.

                                                     Investment Activities                       Less Dividends from
                                          -------------------------------------------- ---------------------------------------
                                                          Net Realized
                               Net Asset       Net       and Unrealized                              Net Realized
                                 Value,    Investment    Gains (Losses)    Total from       Net       Gains from
                               Beginning     Income     from Investments   Investment   Investment    Investment      Total
                               of Period     (Loss)        and Futures     Activities     Income     Transactions   Dividends
                              ----------- ------------ ------------------ ------------ ------------ -------------- -----------
VALUE FUND
 Year Ended July 31, 2004 ...   $ 13.06         0.11           1.80*            1.91       (0.11)           --        (0.11)
 Year Ended July 31, 2003 ...   $ 12.76         0.14           0.81             0.95       (0.13)        (0.52)       (0.65)
 Year Ended July 31, 2002 ...   $ 20.38         0.09          (6.01)           (5.92)      (0.09)        (1.61)       (1.70)
 Year Ended July 31, 2001+ ..   $ 19.54         0.11           3.64             3.75       (0.14)        (2.77)       (2.91)
 Year Ended July 31, 2000 ...   $ 25.25         0.23          (2.21)           (1.98)      (0.23)        (3.50)       (3.73)
SELECT EQUITY FUND
 Year Ended July 31, 2004 ...   $ 11.89         0.06           1.55             1.61       (0.06)        (0.10)       (0.16)
 Year Ended July 31, 2003 ...   $ 10.98         0.05           0.91             0.96       (0.05)           --        (0.05)
 Year Ended July 31, 2002 ...   $ 11.23         0.02          (0.25)           (0.23)      (0.02)           --        (0.02)
 Year Ended July 31, 2001+ ..   $  8.72         0.01           2.51             2.52       (0.01)           --        (0.01)
 Year Ended July 31, 2000+ ..   $ 11.88         0.07          (2.35)           (2.28)      (0.07)        (0.81)       (0.88)
ENHANCED MARKET
 FUND
 Year Ended July 31, 2004 ...   $  9.87         0.08           1.17             1.25       (0.08)           --        (0.08)
 Year Ended July 31, 2003 ...   $  9.16         0.08           0.70             0.78       (0.07)           --        (0.07)
 Year Ended July 31, 2002 ...   $ 12.27         0.04          (2.96)           (2.92)      (0.03)        (0.16)       (0.19)
 Year Ended July 31, 2001+ ..   $ 14.64         0.03          (2.15)           (2.12)      (0.03)        (0.22)       (0.25)
 Year Ended July 31, 2000 ...   $ 13.86         0.07           1.23             1.30       (0.07)        (0.45)       (0.52)
LARGE CAP FUND
 Year Ended July 31, 2004 ...   $ 16.34        (0.02)          1.14             1.12          --            --           --
 Year Ended July 31, 2003 ...   $ 15.45         0.01           1.53             1.54       (0.02)        (0.63)       (0.65)
 Year Ended July 31, 2002 ...   $ 21.22        (0.01)         (4.57)           (4.58)         --         (1.19)       (1.19)
 Year Ended July 31, 2001+ ..   $ 28.14        (0.04)         (2.82)           (2.86)         --         (4.06)       (4.06)
 Period Ended
   July 31, 2000(a) .........   $ 28.02        (0.01)          0.14             0.13       (0.01)           --        (0.01)
 Year Ended
   December 31, 1999+ .......   $ 27.55         0.03           5.07             5.10       (0.03)        (4.60)       (4.63)

                                            Net Asset
                                              Value,     Total Return
                               Redemption      End        (Excluding
                                  Fees      of Period   Sales Charge)
                              ------------ ----------- ---------------
VALUE FUND
 Year Ended July 31, 2004 ...       --#      $ 14.86         14.69%##
 Year Ended July 31, 2003 ...       --       $ 13.06          8.02%
 Year Ended July 31, 2002 ...       --       $ 12.76        (31.21)%
 Year Ended July 31, 2001+ ..       --       $ 20.38         21.10%
 Year Ended July 31, 2000 ...       --       $ 19.54         (8.19)%
SELECT EQUITY FUND
 Year Ended July 31, 2004 ...       --#      $ 13.34         13.54%
 Year Ended July 31, 2003 ...       --       $ 11.89          8.77%
 Year Ended July 31, 2002 ...       --       $ 10.98         (2.01)%
 Year Ended July 31, 2001+ ..       --       $ 11.23         28.96%
 Year Ended July 31, 2000+ ..       --       $  8.72        (19.86)%
ENHANCED MARKET
 FUND
 Year Ended July 31, 2004 ...       --#      $ 11.04         12.73%
 Year Ended July 31, 2003 ...       --       $  9.87          8.54%
 Year Ended July 31, 2002 ...       --       $  9.16        (24.10)%
 Year Ended July 31, 2001+ ..       --       $ 12.27        (14.60)%
 Year Ended July 31, 2000 ...       --       $ 14.64          9.46%
LARGE CAP FUND
 Year Ended July 31, 2004 ...       --#      $ 17.46          6.87%
 Year Ended July 31, 2003 ...       --       $ 16.34         10.45%
 Year Ended July 31, 2002 ...       --       $ 15.45        (22.75)%
 Year Ended July 31, 2001+ ..       --       $ 21.22        (11.72)%
 Period Ended
   July 31, 2000(a) .........       --       $ 28.14          0.45%^
 Year Ended
   December 31, 1999+ .......       --       $ 28.02         18.85%

                                            Ratios (to average net assets)/Supplemental Data
                              ----------------------------------------------------------------------------
                                     Net                      Expenses (before   Portfolio    Net Assets,
                                 Investment         Net          Reductions/      Turnover   End of Period
                                   Income         Expenses     Reimbursements)     Rate**       (000's)
                              ---------------- ------------- ------------------ ----------- --------------
VALUE FUND
 Year Ended July 31, 2004 ...        0.78%          1.34%           1.38%            44%       $121,862
 Year Ended July 31, 2003 ...        1.17%          1.36%           1.39%           117%       $112,701
 Year Ended July 31, 2002 ...        0.49%          1.35%           1.36%            59%       $ 97,393
 Year Ended July 31, 2001+ ..        0.53%          1.34%           1.35%            43%       $113,164
 Year Ended July 31, 2000 ...        1.07%          1.35%           1.35%            17%       $ 45,255
SELECT EQUITY FUND
 Year Ended July 31, 2004 ...        0.39%          1.29%           1.39%            18%       $ 15,730
 Year Ended July 31, 2003 ...        0.48%          1.34%           1.49%             8%       $  7,034
 Year Ended July 31, 2002 ...        0.28%          1.46%           1.71%            38%       $  4,511
 Year Ended July 31, 2001+ ..        0.05%          1.71%           2.07%            19%       $  2,665
 Year Ended July 31, 2000+ ..        0.67%          1.44%           1.96%            25%       $  2,512
ENHANCED MARKET
 FUND
 Year Ended July 31, 2004 ...        0.76%          0.95%           1.04%            64%       $ 24,665
 Year Ended July 31, 2003 ...        0.81%          1.00%           1.12%            27%       $ 21,431
 Year Ended July 31, 2002 ...        0.41%          1.07%           1.19%            34%       $ 17,473
 Year Ended July 31, 2001+ ..        0.26%          1.04%           1.14%            42%       $ 24,666
 Year Ended July 31, 2000 ...        0.48%          1.01%           1.22%            30%       $ 20,555
LARGE CAP FUND
 Year Ended July 31, 2004 ...       (0.12)%         1.26%           1.39%             8%       $ 99,518
 Year Ended July 31, 2003 ...        0.09%          1.26%           1.39%             7%       $ 88,989
 Year Ended July 31, 2002 ...       (0.05)%         1.26%           1.37%            11%       $ 57,330
 Year Ended July 31, 2001+ ..       (0.16)%         1.25%           1.36%            10%       $ 66,813
 Period Ended
   July 31, 2000(a) .........       (0.07)%^^       1.14%^^         1.37%^^          10%       $ 81,099
 Year Ended
   December 31, 1999+ .......        0.12%          1.04%           1.39%            15%       $ 79,211

+ Net investment income (loss) is based on average shares outstanding during the period.
#    Less than one cent per share.
*    Includes 0.01 from reimbursement from affiliates for investment losses.
## The total return shown includes the losses on the disposal of investments that were reimbursed by the advisor and administrator, which otherwise would have reduced the total return by 0.08%.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^    Not annualized.
^^   Annualized.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                  AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

A SHARES

Selected data for a share outstanding throughout the period indicated.

                                                      Investment Activities
                                          ----------------------------------------------
                                                           Net Realized
                                                          and Unrealized
                               Net Asset       Net        Gains (Losses)
                                 Value,    Investment    from Investments,   Total from
                               Beginning     Income        Futures, and      Investment
                               of Period     (Loss)     Foreign Currencies   Activities
                              ----------- ------------ -------------------- ------------
CAPITAL GROWTH FUND
 Year Ended July 31, 2004 ...  $  8.75        (0.03)             0.55             0.52
 Year Ended July 31, 2003 ...  $  7.96        (0.03)             0.82             0.79
 Year Ended July 31, 2002 ...  $ 10.86        (0.07)            (2.83)           (2.90)
 Year Ended July 31, 2001+ ..  $ 14.97        (0.09)            (2.86)           (2.95)
 Period Ended
   July 31, 2000(a) .........  $ 14.37        (0.04)             0.64             0.60
 Year Ended
   December 31, 1999+ .......  $ 14.20        (0.04)             2.97             2.93
MID CAP FUND
 Year Ended July 31, 2004 ...  $ 10.42         0.01              1.85             1.86
 Year Ended July 31, 2003 ...  $  9.39         0.01              1.03             1.04
 Year Ended July 31, 2002 ...  $ 12.06        (0.16)            (2.51)           (2.67)
 Year Ended July 31, 2001+ ..  $ 16.67        (0.17)            (4.44)           (4.61)
 Period Ended
   July 31, 2000(a)+ ........  $ 17.33        (0.13)            (0.53)           (0.66)
 Period Ended
   December 31, 1999(b)+ ....  $ 10.00        (0.14)             7.47             7.33
SMALL CAP FUND
 Year Ended July 31, 2004 ...  $  7.22        (0.10)             1.02             0.92
 Year Ended July 31, 2003 ...  $  7.13        (0.07)             0.16             0.09
 Year Ended July 31, 2002 ...  $ 10.12        (0.11)            (2.88)           (2.99)
 Year Ended July 31, 2001+ ..  $ 12.52        (0.14)            (1.05)           (1.19)
 Year Ended July 31, 2000 ...  $  8.40        (0.08)             4.20             4.12
INTERNATIONAL EQUITY
 FUND
 Year Ended July 31, 2004 ...  $  8.69         0.07              2.78             2.85
 Year Ended July 31, 2003 ...  $  7.81         0.01              0.87             0.88
 Year Ended July 31, 2002 ...  $  9.49         0.02             (1.70)           (1.68)
 Year Ended July 31, 2001+ ..  $ 12.36         0.06             (2.54)           (2.48)
 Period Ended
   July 31, 2000(a)+ ........  $ 13.27         0.05             (0.96)           (0.91)
 Year Ended
   December 31, 1999 ........  $ 10.58         0.02              2.81             2.83

                                                                                                                  Ratios (to
                                                                                                                 average net
                                                                                                                   assets)/
                                                                                                                 Supplemental
                                        Less Dividends from                                                          Data
                              ---------------------------------------                                          ----------------
                                            Net Realized                            Net Asset
                                   Net       Gains from                               Value,     Total Return         Net
                               Investment    Investment      Total     Redemption      End        (Excluding      Investment
                                 Income     Transactions   Dividends      Fees      of Period   Sales Charge)       Income
                              ------------ -------------- ----------- ------------ ----------- --------------- ----------------
CAPITAL GROWTH FUND
 Year Ended July 31, 2004 ...        --            --           --          --#     $ 9.27           5.94%          (0.35)%
 Year Ended July 31, 2003 ...        --            --           --          --      $ 8.75           9.92%          (0.47)%
 Year Ended July 31, 2002 ...        --            --           --          --      $ 7.96         (26.70)%         (0.76)%
 Year Ended July 31, 2001+ ..        --         (1.16)       (1.16)         --      $10.86         (21.27)%         (0.67)%
 Period Ended
   July 31, 2000(a) .........        --            --           --          --      $14.97           4.18%^         (0.49)%^^
 Year Ended
   December 31, 1999+ .......        --         (2.76)       (2.76)         --      $14.37          21.85%          (0.33)%
MID CAP FUND
 Year Ended July 31, 2004 ...     (0.02)           --        (0.02)         --#     $12.26          17.84%           0.08%
 Year Ended July 31, 2003 ...     (0.01)           --        (0.01)         --      $10.42          11.08%           0.08%
 Year Ended July 31, 2002 ...        --            --           --          --      $ 9.39         (22.14)%         (1.31)%
 Year Ended July 31, 2001+ ..        --            --           --          --      $12.06         (27.65)%         (1.17)%
 Period Ended
   July 31, 2000(a)+ ........        --            --           --          --      $16.67          (3.81)%^        (1.27)%^^
 Period Ended
   December 31, 1999(b)+ ....        --            --           --          --      $17.33          73.30%^         (1.62)%^^
SMALL CAP FUND
 Year Ended July 31, 2004 ...        --            --           --          --#     $ 8.14          12.74%          (1.29)%
 Year Ended July 31, 2003 ...        --            --           --          --      $ 7.22           1.26%          (1.25)%
 Year Ended July 31, 2002 ...        --            --           --          --      $ 7.13         (29.55)%         (1.25)%
 Year Ended July 31, 2001+ ..        --         (1.21)       (1.21)         --      $10.12         (10.33)%         (1.22)%
 Year Ended July 31, 2000 ...        --            --           --          --      $12.52          49.05%          (1.11)%
INTERNATIONAL EQUITY
 FUND
 Year Ended July 31, 2004 ...     (0.09)           --        (0.09)         --#     $11.45          32.90%           1.20%
 Year Ended July 31, 2003 ...     (0.01)           --        (0.01)       0.01      $ 8.69          11.35%           1.25%
 Year Ended July 31, 2002 ...        --            --           --          --      $ 7.81         (17.70)%          0.35%
 Year Ended July 31, 2001+ ..     (0.03)        (0.36)       (0.39)         --      $ 9.49         (20.62)%          0.52%
 Period Ended
   July 31, 2000(a)+ ........        --            --           --          --      $12.36          (6.78)%^         0.69%^^
 Year Ended
   December 31, 1999 ........     (0.14)           --        (0.14)         --      $13.27          26.77%           0.26%

                                   Ratios (to average net assets)/Supplemental Data
                              -----------------------------------------------------------
                                             Expenses (before   Portfolio    Net Assets,
                                   Net          Reductions/      Turnover   End of Period
                                 Expenses     Reimbursements)     Rate*        (000's)
                              ------------- ------------------ ----------- --------------
CAPITAL GROWTH FUND
 Year Ended July 31, 2004 ...      1.30%           1.38%            71%        $26,181
 Year Ended July 31, 2003 ...      1.31%           1.38%           151%        $23,915
 Year Ended July 31, 2002 ...      1.31%           1.37%           115%        $16,457
 Year Ended July 31, 2001+ ..      1.30%           1.36%           100%        $19,574
 Period Ended
   July 31, 2000(a) .........      1.32%^^         1.37%^^          91%        $14,137
 Year Ended
   December 31, 1999+ .......      1.32%           1.33%           178%        $10,310
MID CAP FUND
 Year Ended July 31, 2004 ...      1.10%           1.60%           105%        $15,681
 Year Ended July 31, 2003 ...      1.15%           1.65%            59%        $ 9,085
 Year Ended July 31, 2002 ...      1.66%           1.83%           221%        $ 8,234
 Year Ended July 31, 2001+ ..      1.57%           1.65%           120%        $12,546
 Period Ended
   July 31, 2000(a)+ ........      1.62%^^         1.65%^^          39%        $11,536
 Period Ended
   December 31, 1999(b)+ ....      2.28%^^         2.29%^^          20%        $ 2,357
SMALL CAP FUND
 Year Ended July 31, 2004 ...      1.58%           1.78%           171%        $ 7,940
 Year Ended July 31, 2003 ...      1.60%           1.78%           221%        $ 5,929
 Year Ended July 31, 2002 ...      1.61%           1.77%           227%        $ 5,114
 Year Ended July 31, 2001+ ..      1.61%           1.77%           220%        $ 8,346
 Year Ended July 31, 2000 ...      1.53%           1.85%           318%        $ 8,408
INTERNATIONAL EQUITY
 FUND
 Year Ended July 31, 2004 ...      1.34%           1.85%             7%        $15,782
 Year Ended July 31, 2003 ...      1.36%           1.86%            18%        $ 4,711
 Year Ended July 31, 2002 ...      1.60%           1.89%           160%        $ 3,932
 Year Ended July 31, 2001+ ..      1.62%           1.89%            45%        $ 2,685
 Period Ended
   July 31, 2000(a)+ ........      1.69%^^         2.01%^^          32%        $ 1,799
 Year Ended
   December 31, 1999 ........      1.59%           2.12%            40%        $ 1,033

+ Net investment income (loss) is based on average shares outstanding during the period.
#    Less than one cent per share.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^    Not annualized.
^^   Annualized.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b) For the period from May 4, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                  AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

A SHARES

Selected data for a share outstanding throughout the period indicated.

                                                         Investment Activities
                                             ---------------------------------------------
                                  Net Asset       Net         Net Realized
                                    Value,    Investment     and Unrealized    Total from
                                  Beginning     Income       Gains (Losses)    Investment
                                  of Period     (Loss)     from Investments*   Activities
                                 ----------- ------------ ------------------- ------------
BALANCED FUND
 Year Ended July 31, 2004 ......   $11.37         0.20            0.75             0.95
 Year Ended July 31, 2003 ......   $10.89         0.22            0.66             0.88
 Year Ended July 31, 2002 ......   $12.46         0.30           (1.20)           (0.90)
 Year Ended July 31, 2001+ .....   $12.48         0.36            1.28             1.64
 Year Ended July 31, 2000 ......   $14.93         0.44           (0.64)           (0.20)
AGGRESSIVE GROWTH
 PORTFOLIO
 Year Ended July 31, 2004 ......   $ 7.73          --             0.93             0.93
 Year Ended July 31, 2003 ......   $ 7.04          --             0.69             0.69
 Year Ended July 31, 2002 ......   $ 9.91        (0.02)          (2.21)           (2.23)
 Year Ended July 31, 2001+ .....   $11.53         0.08           (0.39)           (0.31)
 Period Ended
   July 31, 2000(a) ............   $11.54         0.02           (0.01)            0.01
 Period Ended
   December 31, 1999(b) ........   $10.00         0.09            1.60             1.69
GROWTH PORTFOLIO
 Year Ended July 31, 2004 ......   $ 8.21         0.07            0.76             0.83
 Year Ended July 31, 2003 ......   $ 7.59         0.07            0.62             0.69
 Year Ended July 31, 2002 ......   $ 9.38         0.08           (1.48)           (1.40)
 Year Ended July 31, 2001+ .....   $10.47         0.23           (0.42)           (0.19)
 Period Ended
   July 31, 2000(a) ............   $10.58         0.07           (0.11)           (0.04)
 Period Ended
   December 31, 1999(c) ........   $ 9.93         0.14            0.73             0.87
GROWTH AND INCOME
 PORTFOLIO
 Year Ended July 31, 2004 ......   $ 8.88         0.12            0.60             0.72
 Year Ended July 31, 2003 ......   $ 8.33         0.12            0.56             0.68
 Year Ended July 31, 2002 ......   $ 9.76         0.18           (1.14)           (0.96)
 Year Ended July 31, 2001+ .....   $10.54         0.24           (0.07)            0.17
 Period Ended
   July 31, 2000(a) ............   $10.48         0.14            0.04             0.18
 Period Ended
   December 31, 1999(d) ........   $10.10         0.11            0.41             0.52
MODERATE GROWTH AND
 INCOME PORTFOLIO
 Year Ended July 31, 2004 ......   $ 9.04         0.16            0.45             0.61
 Year Ended July 31, 2003 ......   $ 8.58         0.16            0.50             0.66
 Year Ended July 31, 2002 ......   $ 9.74         0.21           (0.94)           (0.73)
 Year Ended July 31, 2001+ .....   $10.06         0.32            0.15             0.47
 Period Ended
   July 31, 2000(a) ............   $ 9.96         0.14            0.10             0.24
 Period Ended
   December 31, 1999(e) ........   $ 9.86         0.17            0.16             0.33

                                                 Less Dividends from
                                 ---------------------------------------------------
                                               Net Realized                                        Net Asset
                                      Net       Gains from     From Tax                              Value,     Total Return
                                  Investment    Investment    Return of     Total     Redemption      End        (Excluding
                                    Income     Transactions    Capital    Dividends      Fees      of Period   Sales Charge)
                                 ------------ -------------- ----------- ----------- ------------ ----------- ---------------
BALANCED FUND
 Year Ended July 31, 2004 ......     (0.22)           --           --       (0.22)         --#      $12.10          8.36%
 Year Ended July 31, 2003 ......     (0.26)        (0.14)          --       (0.40)         --       $11.37          8.34%
 Year Ended July 31, 2002 ......     (0.31)        (0.36)          --       (0.67)         --       $10.89         (7.55)%
 Year Ended July 31, 2001+ .....     (0.39)        (1.27)          --       (1.66)         --       $12.46         13.93%
 Year Ended July 31, 2000 ......     (0.47)        (1.78)          --       (2.25)         --       $12.48         (1.05)%
AGGRESSIVE GROWTH
 PORTFOLIO
 Year Ended July 31, 2004 ......        --            --        (0.01)      (0.01)         --#      $ 8.65         12.01%
 Year Ended July 31, 2003 ......        --            --           --          --          --       $ 7.73          9.81%
 Year Ended July 31, 2002 ......        --         (0.64)          --       (0.64)         --       $ 7.04        (23.76)%
 Year Ended July 31, 2001+ .....     (0.15)        (1.16)          --       (1.31)         --       $ 9.91         (3.42)%
 Period Ended
   July 31, 2000(a) ............     (0.02)           --           --       (0.02)         --       $11.53          0.06%^
 Period Ended
   December 31, 1999(b) ........     (0.11)        (0.04)          --       (0.15)         --       $11.54         16.92%^
GROWTH PORTFOLIO
 Year Ended July 31, 2004 ......     (0.06)           --           --       (0.06)         --#      $ 8.98         10.14%
 Year Ended July 31, 2003 ......     (0.07)           --           --       (0.07)         --       $ 8.21          9.18%
 Year Ended July 31, 2002 ......     (0.09)        (0.30)          --       (0.39)         --       $ 7.59        (15.49)%
 Year Ended July 31, 2001+ .....     (0.23)        (0.67)          --       (0.90)         --       $ 9.38         (2.04)%
 Period Ended
   July 31, 2000(a) ............     (0.07)           --           --       (0.07)         --       $10.47         (0.43)%^
 Period Ended
   December 31, 1999(c) ........     (0.14)        (0.08)          --       (0.22)         --       $10.58          8.85%^
GROWTH AND INCOME
 PORTFOLIO
 Year Ended July 31, 2004 ......     (0.12)           --           --       (0.12)         --#      $ 9.48          8.13%
 Year Ended July 31, 2003 ......     (0.13)           --           --       (0.13)         --       $ 8.88          8.30%
 Year Ended July 31, 2002 ......     (0.19)        (0.28)          --       (0.47)         --       $ 8.33        (10.17)%
 Year Ended July 31, 2001+ .....     (0.32)        (0.63)          --       (0.95)         --       $ 9.76          1.61%
 Period Ended
   July 31, 2000(a) ............     (0.12)           --           --       (0.12)         --       $10.54          1.69%^
 Period Ended
   December 31, 1999(d) ........     (0.11)        (0.03)          --       (0.14)         --       $10.48          5.21%^
MODERATE GROWTH AND
 INCOME PORTFOLIO
 Year Ended July 31, 2004 ......     (0.16)           --           --       (0.16)         --#      $ 9.49          6.71%
 Year Ended July 31, 2003 ......     (0.17)        (0.03)          --       (0.20)         --       $ 9.04          7.85%
 Year Ended July 31, 2002 ......     (0.23)        (0.20)          --       (0.43)         --       $ 8.58         (7.80)%
 Year Ended July 31, 2001+ .....     (0.34)        (0.45)          --       (0.79)         --       $ 9.74          4.91%
 Period Ended
   July 31, 2000(a) ............     (0.14)           --           --       (0.14)         --       $10.06          2.43%^
 Period Ended
   December 31, 1999(e) ........     (0.17)        (0.06)          --       (0.23)         --       $ 9.96          3.37%^

                                              Ratios (to average net assets)/Supplemental Data
                                 --------------------------------------------------------------------------
                                       Net                     Expenses (before   Portfolio    Net Assets,
                                   Investment        Net          Reductions/      Turnover   End of Period
                                     Income        Expenses     Reimbursements)     Rate**       (000's)
                                 -------------- ------------- ------------------ ----------- --------------
BALANCED FUND
 Year Ended July 31, 2004 ......       1.64%         1.32%           1.41%            19%        $90,369
 Year Ended July 31, 2003 ......       2.03%         1.34%           1.42%            86%        $78,679
 Year Ended July 31, 2002 ......       2.57%         1.34%           1.41%            34%        $69,674
 Year Ended July 31, 2001+ .....       2.90%         1.31%           1.38%            14%        $54,978
 Year Ended July 31, 2000 ......       3.28%         1.35%           1.37%            16%        $21,951
AGGRESSIVE GROWTH
 PORTFOLIO
 Year Ended July 31, 2004 ......       0.02%         0.57%           0.96%            31%        $18,440
 Year Ended July 31, 2003 ......      (0.02)%        0.66%           1.09%           100%        $11,310
 Year Ended July 31, 2002 ......      (0.31)%        0.71%           1.12%            50%        $ 7,565
 Year Ended July 31, 2001+ .....       0.78%         0.79%           1.20%            36%        $ 1,393
 Period Ended
   July 31, 2000(a) ............       0.26%^^       0.86%^^         1.24%^^          22%        $   476
 Period Ended
   December 31, 1999(b) ........       1.65%^^       0.96%^^         6.10%^^          95%        $   450
GROWTH PORTFOLIO
 Year Ended July 31, 2004 ......       0.84%         0.51%           0.90%            27%        $23,117
 Year Ended July 31, 2003 ......       0.94%         0.61%           1.06%           128%        $10,978
 Year Ended July 31, 2002 ......       0.96%         0.71%           1.14%            63%        $ 4,448
 Year Ended July 31, 2001+ .....       2.31%         0.78%           1.22%            38%        $   981
 Period Ended
   July 31, 2000(a) ............       1.27%^^       0.86%^^         1.25%^^          97%        $   763
 Period Ended
   December 31, 1999(c) ........       2.44%^^       0.94%^^         9.41%^^          76%        $   164
GROWTH AND INCOME
 PORTFOLIO
 Year Ended July 31, 2004 ......       1.27%         0.58%           0.83%            38%        $43,856
 Year Ended July 31, 2003 ......       1.51%         0.62%           0.86%           135%        $28,745
 Year Ended July 31, 2002 ......       2.04%         0.60%           0.82%            69%        $14,312
 Year Ended July 31, 2001+ .....       2.44%         0.63%           0.87%            51%        $ 6,535
 Period Ended
   July 31, 2000(a) ............       2.15%^^       0.72%^^         0.88%^^          21%        $   271
 Period Ended
   December 31, 1999(d) ........       2.44%^^       0.95%^^         2.27%^^          57%        $   535
MODERATE GROWTH AND
 INCOME PORTFOLIO
 Year Ended July 31, 2004 ......       1.68%         0.59%           0.98%            34%        $16,640
 Year Ended July 31, 2003 ......       1.87%         0.64%           1.07%           136%        $10,988
 Year Ended July 31, 2002 ......       2.48%         0.65%           1.07%            65%        $ 6,236
 Year Ended July 31, 2001+ .....       3.26%         0.77%           1.20%            62%        $   231
 Period Ended
   July 31, 2000(a) ............       2.85%^^       0.91%^^         1.26%^^          21%        $    48
 Period Ended
   December 31, 1999(e) ........       3.32%^^       0.93%^^         9.78%^^         124%        $   172

+ Net investment income (loss) is based on average shares outstanding during the period.
#    Less than one cent per share.
*    Represents investments in affiliates for the Strategic Portfolios.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^    Not annualized.
^^   Annualized.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b) For the period from January 13, 1999 (commencement of operations) through December 31, 1999.
(c) For the period from February 11, 1999 (commencement of operations) through December 31, 1999.
(d) For the period from March 8, 1999 (commencement of operations) through December 31, 1999.
(e) For the period from February 9, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                   AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

A SHARES

Selected data for a share outstanding throughout the period indicated.

                                                     Investment Activities
                                          --------------------------------------------
                               Net Asset                  Net Realized
                                 Value,        Net       and Unrealized    Total from
                               Beginning   Investment    Gains (Losses)    Investment
                               of Period     Income     from Investments   Activities
                              ----------- ------------ ------------------ ------------
GOVERNMENT INCOME
 FUND
 Year Ended July 31, 2004 ...   $10.05        0.34           (0.11)           0.23
 Year Ended July 31, 2003 ...   $10.26        0.41           (0.05)           0.36
 Year Ended July 31, 2002 ...   $10.10        0.48            0.20            0.68
 Year Ended July 31, 2001+ ..   $ 9.60        0.55            0.50            1.05
 Year Ended July 31, 2000 ...   $ 9.62        0.56           (0.04)           0.52
LIMITED TERM BOND
 FUND
 Year Ended July 31, 2004 ...   $10.65        0.23           (0.11)           0.12
 Year Ended July 31, 2003 ...   $10.70        0.36            0.01            0.37
 Year Ended July 31, 2002 ...   $10.55        0.48            0.18            0.66
 Year Ended July 31, 2001+ ..   $10.13        0.57            0.43            1.00
 Year Ended July 31, 2000 ...   $10.29        0.59           (0.13)           0.46
BOND FUND
 Year Ended July 31, 2004 ...   $11.33        0.43           (0.11)           0.32
 Year Ended July 31, 2003 ...   $11.43        0.46            0.11            0.57
 Year Ended July 31, 2002 ...   $11.13        0.53            0.36            0.89
 Year Ended July 31, 2001+ ..   $10.52        0.58            0.62            1.20
 Year Ended July 31, 2000 ...   $10.63        0.58           (0.06)           0.52

                                                                                                                Ratios (to
                                                                                                               average net
                                                                                                                 assets)/
                                                                                                                Supplemental
                                        Less Dividends from                                                        Data
                              ---------------------------------------                                          -------------
                                            Net Realized                            Net Asset
                                   Net       Gains from                               Value,     Total Return       Net
                               Investment    Investment      Total     Redemption      End        (Excluding    Investment
                                 Income     Transactions   Dividends      Fees      of Period   Sales Charge)     Income
                              ------------ -------------- ----------- ------------ ----------- --------------- -------------
GOVERNMENT INCOME
 FUND
 Year Ended July 31, 2004 ...     (0.41)        (0.01)       (0.42)         --#     $ 9.86          2.36%          3.48%
 Year Ended July 31, 2003 ...     (0.42)        (0.15)       (0.57)         --      $10.05          3.47%          3.84%
 Year Ended July 31, 2002 ...     (0.52)           --        (0.52)         --      $10.26          6.96%          4.74%
 Year Ended July 31, 2001+ ..     (0.55)           --        (0.55)         --      $10.10         11.25%          5.47%
 Year Ended July 31, 2000 ...     (0.54)           --        (0.54)         --      $ 9.60          5.55%          5.77%
LIMITED TERM BOND
 FUND
 Year Ended July 31, 2004 ...     (0.31)           --        (0.31)         --#     $10.46          1.17%          2.40%
 Year Ended July 31, 2003 ...     (0.42)           --        (0.42)         --      $10.65          3.52%          3.28%
 Year Ended July 31, 2002 ...     (0.51)           --        (0.51)         --      $10.70          6.44%          4.54%
 Year Ended July 31, 2001+ ..     (0.58)           --        (0.58)         --      $10.55         10.12%          5.43%
 Year Ended July 31, 2000 ...     (0.62)           --        (0.62)         --      $10.13          4.59%          5.60%
BOND FUND
 Year Ended July 31, 2004 ...     (0.48)        (0.09)       (0.57)         --#     $11.08          2.83%          3.76%
 Year Ended July 31, 2003 ...     (0.52)        (0.15)       (0.67)         --      $11.33          5.04%          3.97%
 Year Ended July 31, 2002 ...     (0.56)        (0.03)       (0.59)         --      $11.43          8.19%          4.69%
 Year Ended July 31, 2001+ ..     (0.59)           --        (0.59)         --      $11.13         11.63%          5.30%
 Year Ended July 31, 2000 ...     (0.61)        (0.02)       (0.63)         --      $10.52          5.10%          5.54%

                                  Ratios (to average net assets)/Supplemental Data
                              --------------------------------------------------------
                                          Expenses (before   Portfolio    Net Assets,
                                  Net        Reductions/      Turnover   End of Period
                               Expenses    Reimbursements)     Rate*        (000's)
                              ---------- ------------------ ----------- --------------
GOVERNMENT INCOME
 FUND
 Year Ended July 31, 2004 ...     1.00%          1.23%          39%        $16,943
 Year Ended July 31, 2003 ...     1.01%          1.23%          43%        $20,721
 Year Ended July 31, 2002 ...     1.00%          1.21%          18%        $ 8,800
 Year Ended July 31, 2001+ ..     0.99%          1.20%          25%        $ 5,672
 Year Ended July 31, 2000 ...     0.85%          1.30%          42%        $ 5,879
LIMITED TERM BOND
 FUND
 Year Ended July 31, 2004 ...     0.98%          1.22%          34%        $28,945
 Year Ended July 31, 2003 ...     0.98%          1.22%          32%        $38,211
 Year Ended July 31, 2002 ...     1.00%          1.21%          29%        $22,813
 Year Ended July 31, 2001+ ..     1.00%          1.22%          44%        $ 9,918
 Year Ended July 31, 2000 ...     0.96%          1.24%          34%        $ 7,913
BOND FUND
 Year Ended July 31, 2004 ...     0.99%          1.22%          37%        $43,044
 Year Ended July 31, 2003 ...     0.99%          1.22%          33%        $50,591
 Year Ended July 31, 2002 ...     0.99%          1.20%          35%        $35,869
 Year Ended July 31, 2001+ ..     0.99%          1.20%          24%        $16,877
 Year Ended July 31, 2000 ...     0.91%          1.21%          27%        $ 9,500

+ Net investment income (loss) is based on average shares outstanding during the period.
#    Less than one cent per share.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                   AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

A SHARES

Selected data for a share outstanding throughout the period indicated.

                                                     Investment Activities
                                          --------------------------------------------
                               Net Asset                  Net Realized
                                 Value,        Net       and Unrealized    Total from
                               Beginning   Investment    Gains (Losses)    Investment
                               of Period     Income     from Investments   Activities
                              ----------- ------------ ------------------ ------------
MUNICIPAL BOND FUND
 Year Ended July 31, 2004 ...   $10.32        0.35           (0.05)            0.30
 Year Ended July 31, 2003 ...   $10.38        0.35           (0.05)            0.30
 Year Ended July 31, 2002 ...   $10.18        0.37            0.23             0.60
 Year Ended July 31, 2001+ ..   $ 9.76        0.39            0.41             0.80
 Year Ended July 31, 2000 ...   $ 9.87        0.40           (0.06)            0.34
FLORIDA TAX-EXEMPT
 FUND
 Year Ended July 31, 2004 ...   $10.70        0.35           (0.05)            0.30
 Year Ended July 31, 2003 ...   $10.79        0.36           (0.08)            0.28
 Year Ended July 31, 2002 ...   $10.51        0.39            0.27             0.66
 Year Ended July 31, 2001+ ..   $10.16        0.40            0.35             0.75
 Year Ended July 31, 2000 ...   $10.22        0.44           (0.06)            0.38
TENNESSEE TAX-EXEMPT
 FUND
 Year Ended July 31, 2004 ...   $10.33        0.29           (0.01)            0.28
 Year Ended July 31, 2003 ...   $10.37        0.29           (0.05)            0.24
 Year Ended July 31, 2002 ...   $10.10        0.31            0.27             0.58
 Year Ended July 31, 2001+ ..   $ 9.74        0.36            0.36             0.72
 Period Ended
   July 31, 2000(a) .........   $ 9.55        0.21            0.18             0.39
 Year Ended
   December 31, 1999 ........   $10.19        0.33           (0.64)           (0.31)

                                                                                                                Ratios (to
                                                                                                               average net
                                                                                                                 assets)/
                                                                                                                Supplemental
                                        Less Dividends from                                                        Data
                              ---------------------------------------                                          -------------
                                            Net Realized                            Net Asset
                                   Net       Gains from                               Value,     Total Return       Net
                               Investment    Investment      Total     Redemption      End        (Excluding    Investment
                                 Income     Transactions   Dividends      Fees      of Period   Sales Charge)     Income
                              ------------ -------------- ----------- ------------ ----------- --------------- -------------
MUNICIPAL BOND FUND
 Year Ended July 31, 2004 ...     (0.35)        (0.01)       (0.36)         --#      $10.26         2.93%         3.36%
 Year Ended July 31, 2003 ...     (0.33)        (0.03)       (0.36)         --       $10.32         2.96%         3.35%
 Year Ended July 31, 2002 ...     (0.39)        (0.01)       (0.40)         --       $10.38         6.05%         3.72%
 Year Ended July 31, 2001+ ..     (0.38)           --        (0.38)         --       $10.18         8.36%         3.88%
 Year Ended July 31, 2000 ...     (0.40)        (0.05)       (0.45)         --       $ 9.76         3.62%         4.12%
FLORIDA TAX-EXEMPT
 FUND
 Year Ended July 31, 2004 ...     (0.35)        (0.01)       (0.36)         --       $10.64         2.89%         3.25%
 Year Ended July 31, 2003 ...     (0.37)           --        (0.37)         --       $10.70         2.58%         3.35%
 Year Ended July 31, 2002 ...     (0.38)           --        (0.38)         --       $10.79         6.38%         3.64%
 Year Ended July 31, 2001+ ..     (0.40)           --        (0.40)         --       $10.51         7.46%         3.79%
 Year Ended July 31, 2000 ...     (0.41)        (0.03)       (0.44)         --       $10.16         3.99%         4.10%
TENNESSEE TAX-EXEMPT
 FUND
 Year Ended July 31, 2004 ...     (0.30)        (0.05)       (0.35)         --       $10.26         2.69%         2.76%
 Year Ended July 31, 2003 ...     (0.28)           --        (0.28)         --       $10.33         2.29%         2.70%
 Year Ended July 31, 2002 ...     (0.31)           --        (0.31)         --       $10.37         5.87%         3.02%
 Year Ended July 31, 2001+ ..     (0.36)           --        (0.36)         --       $10.10         7.55%         3.63%
 Period Ended
   July 31, 2000(a) .........     (0.20)           --        (0.20)         --       $ 9.74         4.15%^        3.78%^^
 Year Ended
   December 31, 1999 ........     (0.33)           --        (0.33)         --       $ 9.55        (3.07)%        3.34%

                                   Ratios (to average net assets)/Supplemental Data
                              -----------------------------------------------------------
                                             Expenses (before   Portfolio    Net Assets,
                                   Net          Reductions/      Turnover   End of Period
                                 Expenses     Reimbursements)     Rate*        (000's)
                              ------------- ------------------ ----------- --------------
MUNICIPAL BOND FUND
 Year Ended July 31, 2004 ...      0.88%           1.21%             5%        $16,038
 Year Ended July 31, 2003 ...      0.89%           1.21%             7%        $16,385
 Year Ended July 31, 2002 ...      0.89%           1.20%            10%        $11,553
 Year Ended July 31, 2001+ ..      0.89%           1.20%             5%        $ 8,022
 Year Ended July 31, 2000 ...      0.82%           1.20%             9%        $ 6,516
FLORIDA TAX-EXEMPT
 FUND
 Year Ended July 31, 2004 ...      0.83%           1.25%            11%        $ 4,925
 Year Ended July 31, 2003 ...      0.84%           1.25%             6%        $ 6,955
 Year Ended July 31, 2002 ...      0.87%           1.26%            13%        $ 4,002
 Year Ended July 31, 2001+ ..      0.90%           1.29%             7%        $ 3,267
 Year Ended July 31, 2000 ...      0.74%           1.30%            11%        $ 2,655
TENNESSEE TAX-EXEMPT
 FUND
 Year Ended July 31, 2004 ...      1.00%           1.29%             0%        $ 6,954
 Year Ended July 31, 2003 ...      1.07%           1.34%            21%        $ 9,325
 Year Ended July 31, 2002 ...      1.08%           1.31%            60%        $ 3,432
 Year Ended July 31, 2001+ ..      1.09%           1.33%           123%        $ 3,764
 Period Ended
   July 31, 2000(a) .........      1.13%^^         1.27%^^          23%        $ 2,919
 Year Ended
   December 31, 1999 ........      1.25%           1.26%            64%        $ 3,324

+ Net investment income (loss) is based on average shares outstanding during the period.
#    Less than one cent per share.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^    Not annualized.
^^   Annualized.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                   AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

A SHARES+

Selected data for a share outstanding throughout the period indicated.

                                                           Investment Activities
                                                --------------------------------------------
                                                                                                 Less
                                     Net Asset                  Net Realized                   Dividends
                                       Value,        Net       and Unrealized    Total from    from Net
                                     Beginning   Investment    Gains (Losses)    Investment   Investment
                                     of Period     Income     from Investments   Activities     Income
                                    ----------- ------------ ------------------ ------------ ------------
PRIME MONEY MARKET FUND
 Year Ended July 31, 2004 .........   $1.000        0.003             --            0.003      (0.003)
 Year Ended July 31, 2003 .........   $1.000        0.006             --            0.006      (0.006)
 Year Ended July 31, 2002 .........   $1.000        0.015             --            0.015      (0.015)
 Year Ended July 31, 2001 .........   $1.000        0.049             --            0.049      (0.049)
 Year Ended July 31, 2000 .........   $1.000        0.051             --            0.051      (0.051)
TREASURY RESERVE MONEY MARKET FUND
 Year Ended July 31, 2004 .........   $1.000        0.002             --            0.002      (0.002)
 Year Ended July 31, 2003 .........   $1.000        0.006             --            0.006      (0.006)
 Year Ended July 31, 2002 .........   $1.000        0.015             --            0.015      (0.015)
 Year Ended July 31, 2001 .........   $1.000        0.048             --            0.048      (0.048)
 Period Ended July 31, 2000(a) ....   $1.000        0.030             --            0.030      (0.030)
 Year Ended December 31, 1999 .....   $1.000        0.043             --            0.043      (0.043)
TAX-EXEMPT MONEY MARKET FUND
 Year Ended July 31, 2004 .........   $1.000        0.003             --            0.003      (0.003)
 Year Ended July 31, 2003 .........   $1.000        0.005             --            0.005      (0.005)
 Year Ended July 31, 2002 .........   $0.999        0.009         (0.001)           0.008      (0.009)
 Year Ended July 31, 2001 .........   $0.998        0.028          0.001            0.029      (0.028)
 Year Ended July 31, 2000 .........   $1.000        0.031         (0.002)           0.029      (0.031)
INSTITUTIONAL PRIME OBLIGATIONS
 MONEY MARKET FUND
 Year Ended July 31, 2004 .........   $1.000        0.006             --            0.006      (0.006)
 Year Ended July 31, 2003 .........   $1.000        0.009             --            0.009      (0.009)
 Year Ended July 31, 2002 .........   $1.000        0.018             --            0.018      (0.018)
 Year Ended July 31, 2001 .........   $1.000        0.052             --            0.052      (0.052)
 Year Ended July 31, 2000 .........   $1.000        0.054             --            0.054      (0.054)

                                                              Ratios (to average net assets)/Supplemental Data
                                                ----------------------------------------------------------------------------
                                     Net Asset
                                       Value,     Total Return       Net                    Expenses (before    Net Assets,
                                        End        (Excluding    Investment       Net          Reductions/     End of Period
                                     of Period   Sales Charge)     Income       Expenses     Reimbursements)      (000's)
                                    ----------- --------------- ------------ ------------- ------------------ --------------
PRIME MONEY MARKET FUND
 Year Ended July 31, 2004 .........   $ 1.000         0.31%         0.31%         0.79%           0.97%          $436,063
 Year Ended July 31, 2003 .........   $ 1.000         0.63%         0.64%         0.80%           0.97%          $439,061
 Year Ended July 31, 2002 .........   $ 1.000         1.53%         1.53%         0.79%           0.94%          $551,767
 Year Ended July 31, 2001 .........   $ 1.000         5.03%         4.96%         0.77%           0.94%          $564,977
 Year Ended July 31, 2000 .........   $ 1.000         5.20%         5.35%         0.75%           0.94%          $645,275
TREASURY RESERVE MONEY MARKET FUND
 Year Ended July 31, 2004 .........   $ 1.000         0.25%         0.26%         0.77%           1.02%          $ 72,929
 Year Ended July 31, 2003 .........   $ 1.000         0.56%         0.60%         0.84%           1.01%          $ 46,753
 Year Ended July 31, 2002 .........   $ 1.000         1.53%         1.54%         0.79%           0.96%          $ 98,582
 Year Ended July 31, 2001 .........   $ 1.000         4.95%         4.90%         0.72%           0.95%          $ 99,777
 Period Ended July 31, 2000(a) ....   $ 1.000         3.07%^        5.21%^^       0.65%^^         0.86%^^        $143,901
 Year Ended December 31, 1999 .....   $ 1.000         4.38%         4.28%         0.60%           0.70%          $143,208
TAX-EXEMPT MONEY MARKET FUND
 Year Ended July 31, 2004 .........   $ 1.000         0.34%         0.34%         0.64%           0.96%          $ 31,833
 Year Ended July 31, 2003 .........   $ 1.000         0.48%         0.48%         0.79%           0.97%          $ 33,748
 Year Ended July 31, 2002 .........   $ 0.998         0.87%         0.87%         0.81%           0.96%          $ 31,408
 Year Ended July 31, 2001 .........   $ 0.999         2.83%         2.84%         0.80%           0.96%          $ 40,728
 Year Ended July 31, 2000 .........   $ 0.998         3.11%         3.14%         0.71%           0.97%          $ 51,260
INSTITUTIONAL PRIME OBLIGATIONS
 MONEY MARKET FUND
 Year Ended July 31, 2004 .........   $ 1.000         0.61%         0.60%         0.50%           0.66%          $ 89,613
 Year Ended July 31, 2003 .........   $ 1.000         0.93%         0.92%         0.51%           0.66%          $193,468
 Year Ended July 31, 2002 .........   $ 1.000         1.83%         1.91%         0.50%           0.64%          $207,511
 Year Ended July 31, 2001 .........   $ 1.000         5.31%         5.00%         0.50%           0.65%          $361,629
 Year Ended July 31, 2000 .........   $ 1.000         5.55%         5.69%         0.45%           0.66%          $180,873

+    Represents Class 2 Shares for Institutional Prime Obligations Money Market
     Fund.
^    Not annualized.
^^   Annualized.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                  AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

B SHARES

Selected data for a share outstanding throughout the period indicated.

                                                     Investment Activities                       Less Dividends from
                                          -------------------------------------------- ---------------------------------------
                                                          Net Realized
                               Net Asset       Net       and Unrealized                              Net Realized
                                 Value,    Investment    Gains (Losses)    Total from       Net       Gains from
                               Beginning     Income     from Investments   Investment   Investment    Investment      Total
                               of Period     (Loss)        and Futures     Activities     Income     Transactions   Dividends
                              ----------- ------------ ------------------ ------------ ------------ -------------- -----------
VALUE FUND
 Year Ended July 31, 2004 ...   $12.83          --            1.77*            1.77       (0.04)           --        (0.04)
 Year Ended July 31, 2003 ...   $12.57        0.05            0.79             0.84       (0.06)        (0.52)       (0.58)
 Year Ended July 31, 2002 ...   $20.15       (0.02)          (5.93)           (5.95)      (0.02)        (1.61)       (1.63)
 Year Ended July 31, 2001+ ..   $19.41       (0.03)           3.58             3.55       (0.04)        (2.77)       (2.81)
 Year Ended July 31, 2000 ...   $25.14        0.07           (2.19)           (2.12)      (0.11)        (3.50)       (3.61)
SELECT EQUITY FUND
 Year Ended July 31, 2004 ...   $11.61       (0.03)           1.51             1.48       (0.02)        (0.10)       (0.12)
 Year Ended July 31, 2003 ...   $10.77       (0.02)           0.88             0.86       (0.02)           --        (0.02)
 Year Ended July 31, 2002 ...   $11.08       (0.03)          (0.28)           (0.31)         --            --           --
 Year Ended July 31, 2001+ ..   $ 8.64       (0.08)           2.52             2.44          --            --           --
 Year Ended July 31, 2000+ ..   $11.83       (0.01)          (2.34)           (2.35)      (0.03)        (0.81)       (0.84)
ENHANCED MARKET
 FUND
 Year Ended July 31, 2004 ...   $ 9.68        0.01            1.14             1.15       (0.03)           --        (0.03)
 Year Ended July 31, 2003 ...   $ 8.99        0.01            0.69             0.70       (0.01)           --        (0.01)
 Year Ended July 31, 2002 ...   $12.11       (0.05)          (2.91)           (2.96)         --         (0.16)       (0.16)
 Year Ended July 31, 2001+ ..   $14.55       (0.06)          (2.14)           (2.20)      (0.02)        (0.22)       (0.24)
 Year Ended July 31, 2000 ...   $13.82       (0.04)           1.22             1.18          --         (0.45)       (0.45)
LARGE CAP FUND
 Year Ended July 31, 2004 ...   $15.68       (0.15)           1.09             0.94          --            --           --
 Year Ended July 31, 2003 ...   $14.94       (0.09)           1.46             1.37          --         (0.63)       (0.63)
 Year Ended July 31, 2002 ...   $20.70       (0.15)          (4.42)           (4.57)         --         (1.19)       (1.19)
 Year Ended July 31, 2001+ ..   $27.74       (0.21)          (2.77)           (2.98)         --         (4.06)       (4.06)
 Period Ended
   July 31, 2000(a) .........   $27.75       (0.13)           0.12            (0.01)         --            --           --
 Year Ended
   December 31, 1999+ .......   $27.54       (0.23)           5.04             4.81          --         (4.60)       (4.60)

                                            Net Asset    Total Return
                                              Value,      (Excluding
                               Redemption      End        Redemption
                                  Fees      of Period      Charge)
                              ------------ ----------- ---------------
VALUE FUND
 Year Ended July 31, 2004 ...       --#      $14.56         13.81%##
 Year Ended July 31, 2003 ...       --       $12.83          7.17%
 Year Ended July 31, 2002 ...       --       $12.57        (31.68)%
 Year Ended July 31, 2001+ ..       --       $20.15         20.09%
 Year Ended July 31, 2000 ...       --       $19.41         (8.86)%
SELECT EQUITY FUND
 Year Ended July 31, 2004 ...       --#      $12.97         12.74%
 Year Ended July 31, 2003 ...       --       $11.61          7.98%
 Year Ended July 31, 2002 ...       --       $10.77         (2.77)%
 Year Ended July 31, 2001+ ..       --       $11.08         28.24%
 Year Ended July 31, 2000+ ..       --       $ 8.64        (20.47)%
ENHANCED MARKET
 FUND
 Year Ended July 31, 2004 ...       --#      $10.80         11.84%
 Year Ended July 31, 2003 ...       --       $ 9.68          7.79%
 Year Ended July 31, 2002 ...       --       $ 8.99        (24.73)%
 Year Ended July 31, 2001+ ..       --       $12.11        (15.28)%
 Year Ended July 31, 2000 ...       --       $14.55          8.65%
LARGE CAP FUND
 Year Ended July 31, 2004 ...       --#      $16.62          5.99%
 Year Ended July 31, 2003 ...       --       $15.68          9.63%
 Year Ended July 31, 2002 ...       --       $14.94        (23.31)%
 Year Ended July 31, 2001+ ..       --       $20.70        (12.40)%
 Period Ended
   July 31, 2000(a) .........       --       $27.74         (0.04)%^
 Year Ended
   December 31, 1999+ .......       --       $27.75         17.78%

                                            Ratios (to average net assets)/Supplemental Data
                              ----------------------------------------------------------------------------
                                     Net                      Expenses (before   Portfolio    Net Assets,
                                 Investment         Net          Reductions/      Turnover   End of Period
                                   Income         Expenses     Reimbursements)     Rate**       (000's)
                              ---------------- ------------- ------------------ ----------- --------------
VALUE FUND
 Year Ended July 31, 2004 ...        0.04%          2.09%           2.13%            44%        $28,634
 Year Ended July 31, 2003 ...        0.45%          2.11%           2.14%           117%        $28,786
 Year Ended July 31, 2002 ...       (0.27)%         2.10%           2.11%            59%        $13,133
 Year Ended July 31, 2001+ ..       (0.16)%         2.09%           2.10%            43%        $10,322
 Year Ended July 31, 2000 ...        0.32%          2.10%           2.11%            17%        $ 7,949
SELECT EQUITY FUND
 Year Ended July 31, 2004 ...       (0.35)%         2.04%           2.14%            18%        $13,476
 Year Ended July 31, 2003 ...       (0.28)%         2.08%           2.24%             8%        $ 7,758
 Year Ended July 31, 2002 ...       (0.45)%         2.19%           2.44%            38%        $ 4,800
 Year Ended July 31, 2001+ ..       (0.75)%         2.44%           2.80%            19%        $ 1,586
 Year Ended July 31, 2000+ ..       (0.08)%         2.21%           2.72%            25%        $   715
ENHANCED MARKET
 FUND
 Year Ended July 31, 2004 ...        0.02%          1.70%           1.79%            64%        $10,839
 Year Ended July 31, 2003 ...        0.06%          1.75%           1.87%            27%        $ 9,566
 Year Ended July 31, 2002 ...       (0.34)%         1.82%           1.94%            34%        $ 8,644
 Year Ended July 31, 2001+ ..       (0.48)%         1.80%           1.89%            42%        $13,713
 Year Ended July 31, 2000 ...       (0.31)%         1.77%           1.93%            30%        $17,095
LARGE CAP FUND
 Year Ended July 31, 2004 ...       (0.87)%         2.01%           2.14%             8%        $24,733
 Year Ended July 31, 2003 ...       (0.66)%         2.01%           2.14%             7%        $23,334
 Year Ended July 31, 2002 ...       (0.80)%         2.01%           2.12%            11%        $21,739
 Year Ended July 31, 2001+ ..       (0.91)%         2.00%           2.11%            10%        $28,118
 Period Ended
   July 31, 2000(a) .........       (0.93)%^^       2.00%^^         2.07%^^          10%        $24,655
 Year Ended
   December 31, 1999+ .......       (0.79)%         1.98%           2.00%            15%        $18,584

+ Net investment income (loss) is based on average shares outstanding during the period.
#    Less than one cent per share.
*    Includes 0.01 from reimbursement from affiliates for investment losses.
## The total return shown includes the losses on the disposal of investments that were reimbursed by the advisor and administrator, which otherwise would have reduced the total return by 0.08%.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^    Not annualized.
^^   Annualized.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                  AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

B SHARES

Selected data for a share outstanding throughout the period indicated.

                                                      Investment Activities
                                          ----------------------------------------------
                                                           Net Realized
                                                          and Unrealized
                               Net Asset       Net        Gains (Losses)
                                 Value,    Investment    from Investments,   Total from
                               Beginning     Income        Futures, and      Investment
                               of Period     (Loss)     Foreign Currencies   Activities
                              ----------- ------------ -------------------- ------------
CAPITAL GROWTH FUND
 Year Ended July 31, 2004 ...  $ 8.25        (0.11)            0.53             0.42
 Year Ended July 31, 2003 ...  $ 7.56        (0.10)            0.79             0.69
 Year Ended July 31, 2002 ...  $10.39        (0.27)           (2.56)           (2.83)
 Year Ended July 31, 2001+ ..  $14.46        (0.17)           (2.74)           (2.91)
 Period Ended
   July 31, 2000(a) .........  $13.93        (0.09)            0.62             0.53
 Year Ended
   December 31, 1999+ .......  $13.92        (0.14)            2.91             2.77
MID CAP FUND
 Year Ended July 31, 2004 ...  $10.07        (0.08)            1.79             1.71
 Year Ended July 31, 2003 ...  $ 9.13        (0.07)            1.01             0.94
 Year Ended July 31, 2002 ...  $11.83        (0.25)           (2.45)           (2.70)
 Year Ended July 31, 2001+ ..  $16.52        (0.27)           (4.42)           (4.69)
 Period Ended
   July 31, 2000(a)+ ........  $17.28        (0.20)           (0.56)           (0.76)
 Period Ended
   December 31, 1999(b)+ ....  $10.00        (0.19)            7.47             7.28
SMALL CAP FUND
 Year Ended July 31, 2004 ...  $ 6.92        (0.15)            0.98             0.83
 Year Ended July 31, 2003 ...  $ 6.89        (0.12)            0.15             0.03
 Year Ended July 31, 2002 ...  $ 9.85        (0.17)           (2.79)           (2.96)
 Year Ended July 31, 2001+ ..  $12.31        (0.22)           (1.03)           (1.25)
 Year Ended July 31, 2000 ...  $ 8.31        (0.14)            4.14             4.00
INTERNATIONAL EQUITY
 FUND
 Year Ended July 31, 2004 ...  $ 8.49        (0.03)            2.73             2.70
 Year Ended July 31, 2003 ...  $ 7.64           --             0.85             0.85
 Year Ended July 31, 2002 ...  $ 9.35        (0.03)           (1.68)           (1.71)
 Year Ended July 31, 2001+ ..  $12.25        (0.05)           (2.49)           (2.54)
 Period Ended
   July 31, 2000(a)+ ........  $13.21           --            (0.96)           (0.96)
 Period Ended
   December 31, 1999(c) .....  $10.66        (0.02)            2.69             2.67

                                                                                                                  Ratios (to
                                                                                                                 average net
                                                                                                                   assets)/
                                                                                                                 Supplemental
                                        Less Dividends from                                                          Data
                              ---------------------------------------                                          ----------------
                                            Net Realized                            Net Asset    Total Return
                                   Net       Gains from                               Value,      (Excluding          Net
                               Investment    Investment      Total     Redemption      End        Redemption      Investment
                                 Income     Transactions   Dividends      Fees      of Period      Charge)          Income
                              ------------ -------------- ----------- ------------ ----------- --------------- ----------------
CAPITAL GROWTH FUND
 Year Ended July 31, 2004 ...        --            --           --          --#     $ 8.67           5.09%          (1.10)%
 Year Ended July 31, 2003 ...        --            --           --          --      $ 8.25           9.13%          (1.21)%
 Year Ended July 31, 2002 ...        --            --           --          --      $ 7.56         (27.24)%         (3.86)%
 Year Ended July 31, 2001+ ..        --         (1.16)       (1.16)         --      $10.39         (21.77)%         (1.35)%
 Period Ended
   July 31, 2000(a) .........        --            --           --          --      $14.46           3.80%^         (1.11)%^^
 Year Ended
   December 31, 1999+ .......        --         (2.76)       (2.76)         --      $13.93          21.11%          (0.93)%
MID CAP FUND
 Year Ended July 31, 2004 ...        --            --           --          --#     $11.78          17.00%          (0.67)%
 Year Ended July 31, 2003 ...        --            --           --          --      $10.07          10.30%          (0.68)%
 Year Ended July 31, 2002 ...        --            --           --          --      $ 9.13         (22.82)%         (2.07)%
 Year Ended July 31, 2001+ ..        --            --           --          --      $11.83         (28.29)%         (1.91)%
 Period Ended
   July 31, 2000(a)+ ........        --            --           --          --      $16.52          (4.40)%^        (2.00)%^^
 Period Ended
   December 31, 1999(b)+ ....        --            --           --          --      $17.28          72.80%^         (2.17)%^^
SMALL CAP FUND
 Year Ended July 31, 2004 ...        --            --           --          --#     $ 7.75          11.99%          (2.03)%
 Year Ended July 31, 2003 ...        --            --           --          --      $ 6.92           0.44%          (2.01)%
 Year Ended July 31, 2002 ...        --            --           --          --      $ 6.89         (30.05)%         (2.01)%
 Year Ended July 31, 2001+ ..        --         (1.21)       (1.21)         --      $ 9.85         (11.03)%         (1.97)%
 Year Ended July 31, 2000 ...        --            --           --          --      $12.31          48.13%          (1.99)%
INTERNATIONAL EQUITY
 FUND
 Year Ended July 31, 2004 ...        --            --           --          --#     $11.19          31.80%           0.30%
 Year Ended July 31, 2003 ...        --            --           --          --      $ 8.49          11.13%           0.75%
 Year Ended July 31, 2002 ...        --            --           --          --      $ 7.64         (18.29)%         (0.39)%
 Year Ended July 31, 2001+ ..        --         (0.36)       (0.36)         --      $ 9.35         (21.25)%         (0.44)%
 Period Ended
   July 31, 2000(a)+ ........        --            --           --          --      $12.25          (7.19)%^        (0.04)%^^
 Period Ended
   December 31, 1999(c) .....     (0.12)           --        (0.12)         --      $13.21          25.98%^         (0.54)%^^

                                   Ratios (to average net assets)/Supplemental Data
                              -----------------------------------------------------------
                                             Expenses (before   Portfolio    Net Assets,
                                   Net          Reductions/      Turnover   End of Period
                                 Expenses     Reimbursements)     Rate*        (000's)
                              ------------- ------------------ ----------- --------------
CAPITAL GROWTH FUND
 Year Ended July 31, 2004 ...      2.05%           2.13%            71%        $ 7,818
 Year Ended July 31, 2003 ...      2.06%           2.13%           151%        $ 8,571
 Year Ended July 31, 2002 ...      2.04%           2.12%           115%        $ 8,746
 Year Ended July 31, 2001+ ..      1.96%           2.11%           100%        $ 8,967
 Period Ended
   July 31, 2000(a) .........      1.96%^^         2.07%^^          91%        $ 8,939
 Year Ended
   December 31, 1999+ .......      1.92%           1.93%           178%        $ 7,704
MID CAP FUND
 Year Ended July 31, 2004 ...      1.85%           2.35%           105%        $ 7,376
 Year Ended July 31, 2003 ...      1.90%           2.40%            59%        $ 6,525
 Year Ended July 31, 2002 ...      2.41%           2.58%           221%        $ 7,066
 Year Ended July 31, 2001+ ..      2.32%           2.41%           120%        $11,323
 Period Ended
   July 31, 2000(a)+ ........      2.33%^^         2.37%^^          39%        $12,912
 Period Ended
   December 31, 1999(b)+ ....      2.86%^^         2.86%^^          20%        $ 2,177
SMALL CAP FUND
 Year Ended July 31, 2004 ...      2.33%           2.52%           171%        $ 2,575
 Year Ended July 31, 2003 ...      2.35%           2.53%           221%        $ 1,987
 Year Ended July 31, 2002 ...      2.36%           2.52%           227%        $ 2,014
 Year Ended July 31, 2001+ ..      2.36%           2.52%           220%        $ 2,975
 Year Ended July 31, 2000 ...      2.39%           2.59%           318%        $ 2,619
INTERNATIONAL EQUITY
 FUND
 Year Ended July 31, 2004 ...      2.09%           2.59%             7%        $ 2,147
 Year Ended July 31, 2003 ...      2.11%           2.61%            18%        $   810
 Year Ended July 31, 2002 ...      2.36%           2.64%           160%        $   471
 Year Ended July 31, 2001+ ..      2.38%           2.65%            45%        $   516
 Period Ended
   July 31, 2000(a)+ ........      2.47%^^         2.72%^^          32%        $   595
 Period Ended
   December 31, 1999(c) .....      2.45%^^         2.73%^^          40%        $   228

+ Net investment income (loss) is based on average shares outstanding during the period.
#    Less than one cent per share.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^    Not annualized.
^^   Annualized.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b) For the period from May 4, 1999 (commencement of operations) through December 31, 1999.
(c) For the period from February 2, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                  AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

B SHARES

Selected data for a share outstanding throughout the period indicated.

                                                         Investment Activities
                                             ---------------------------------------------
                                  Net Asset       Net         Net Realized
                                    Value,    Investment     and Unrealized    Total from
                                  Beginning     Income       Gains (Losses)    Investment
                                  of Period     (Loss)     from Investments*   Activities
                                 ----------- ------------ ------------------- ------------
BALANCED FUND
 Year Ended July 31, 2004 ......   $11.34        0.11            0.75             0.86
 Year Ended July 31, 2003 ......   $10.86        0.14            0.66             0.80
 Year Ended July 31, 2002 ......   $12.42        0.22           (1.19)           (0.97)
 Year Ended July 31, 2001+ .....   $12.45        0.28            1.26             1.54
 Year Ended July 31, 2000 ......   $14.90        0.34           (0.64)           (0.30)
AGGRESSIVE GROWTH
 PORTFOLIO
 Year Ended July 31, 2004 ......   $ 7.49       (0.03)           0.87             0.84
 Year Ended July 31, 2003 ......   $ 6.87       (0.03)           0.65             0.62
 Year Ended July 31, 2002 ......   $ 9.77       (0.07)          (2.19)           (2.26)
 Year Ended July 31, 2001+ .....   $11.42        0.06           (0.44)           (0.38)
 Period Ended
   July 31, 2000(a) ............   $11.47       (0.03)          (0.02)           (0.05)
 Period Ended
   December 31, 1999(b) ........   $10.03        0.07            1.50             1.57
GROWTH PORTFOLIO
 Year Ended July 31, 2004 ......   $ 8.16        0.01            0.74             0.75
 Year Ended July 31, 2003 ......   $ 7.55        0.01            0.62             0.63
 Year Ended July 31, 2002 ......   $ 9.34        0.02           (1.48)           (1.46)
 Year Ended July 31, 2001+ .....   $10.44        0.15           (0.41)           (0.26)
 Period Ended
   July 31, 2000(a) ............   $10.57        0.03           (0.12)           (0.09)
 Period Ended
   December 31, 1999(c) ........   $ 9.84        0.12            0.81             0.93
GROWTH AND INCOME
 PORTFOLIO
 Year Ended July 31, 2004 ......   $ 8.86        0.05            0.61             0.66
 Year Ended July 31, 2003 ......   $ 8.32        0.06            0.56             0.62
 Year Ended July 31, 2002 ......   $ 9.77        0.12           (1.16)           (1.04)
 Year Ended July 31, 2001+ .....   $10.53        0.24           (0.12)            0.12
 Period Ended
   July 31, 2000(a) ............   $10.50        0.10            0.02             0.12
 Period Ended
   December 31, 1999(b) ........   $10.00        0.08            0.53             0.61
MODERATE GROWTH AND
 INCOME PORTFOLIO
 Year Ended July 31, 2004 ......   $ 9.01        0.08            0.45             0.53
 Year Ended July 31, 2003 ......   $ 8.56        0.09            0.50             0.59
 Year Ended July 31, 2002 ......   $ 9.71        0.17           (0.95)           (0.78)
 Year Ended July 31, 2001+ .....   $10.04        0.25            0.15             0.40
 Period Ended
   July 31, 2000(a) ............   $ 9.96        0.13            0.07             0.20
 Period Ended
   December 31, 1999(d) ........   $10.00        0.13            0.02             0.15

                                                 Less Dividends from
                                 ---------------------------------------------------
                                               Net Realized                                        Net Asset    Total Return
                                      Net       Gains from     From Tax                              Value,      (Excluding
                                  Investment    Investment    Return of     Total     Redemption      End        Redemption
                                    Income     Transactions    Capital    Dividends      Fees      of Period      Charge)
                                 ------------ -------------- ----------- ----------- ------------ ----------- ---------------
BALANCED FUND
 Year Ended July 31, 2004 ......     (0.13)           --           --       (0.13)         --#      $12.07          7.59%
 Year Ended July 31, 2003 ......     (0.18)        (0.14)          --       (0.32)         --       $11.34          7.55%
 Year Ended July 31, 2002 ......     (0.23)        (0.36)          --       (0.59)         --       $10.86         (8.17)%
 Year Ended July 31, 2001+ .....     (0.30)        (1.27)          --       (1.57)         --       $12.42         13.03%
 Year Ended July 31, 2000 ......     (0.37)        (1.78)          --       (2.15)         --       $12.45         (1.80)%
AGGRESSIVE GROWTH
 PORTFOLIO
 Year Ended July 31, 2004 ......        --            --        (0.01)      (0.01)         --#      $ 8.32         11.16%
 Year Ended July 31, 2003 ......        --            --           --          --          --       $ 7.49          9.02%
 Year Ended July 31, 2002 ......        --         (0.64)          --       (0.64)         --       $ 6.87        (24.43)%
 Year Ended July 31, 2001+ .....     (0.11)        (1.16)          --       (1.27)         --       $ 9.77         (4.06)%
 Period Ended
   July 31, 2000(a) ............        --            --           --          --          --       $11.42         (0.43)%^
 Period Ended
   December 31, 1999(b) ........     (0.09)        (0.04)          --       (0.13)         --       $11.47         15.70%^
GROWTH PORTFOLIO
 Year Ended July 31, 2004 ......     (0.03)           --           --       (0.03)         --#      $ 8.88          9.15%
 Year Ended July 31, 2003 ......     (0.02)           --           --       (0.02)         --       $ 8.16          8.39%
 Year Ended July 31, 2002 ......     (0.03)        (0.30)          --       (0.33)         --       $ 7.55        (16.13)%
 Year Ended July 31, 2001+ .....     (0.17)        (0.67)          --       (0.84)         --       $ 9.34         (2.82)%
 Period Ended
   July 31, 2000(a) ............     (0.04)           --           --       (0.04)         --       $10.44         (0.84)%^
 Period Ended
   December 31, 1999(c) ........     (0.12)        (0.08)          --       (0.20)         --       $10.57          9.48%^
GROWTH AND INCOME
 PORTFOLIO
 Year Ended July 31, 2004 ......     (0.06)           --           --       (0.06)         --#      $ 9.46          7.49%
 Year Ended July 31, 2003 ......     (0.08)           --           --       (0.08)         --       $ 8.86          7.45%
 Year Ended July 31, 2002 ......     (0.13)        (0.28)          --       (0.41)         --       $ 8.32        (10.98)%
 Year Ended July 31, 2001+ .....     (0.25)        (0.63)          --       (0.88)         --       $ 9.77          1.09%
 Period Ended
   July 31, 2000(a) ............     (0.09)           --           --       (0.09)         --       $10.53          1.13%^
 Period Ended
   December 31, 1999(b) ........     (0.08)        (0.03)          --       (0.11)         --       $10.50          6.10%^
MODERATE GROWTH AND
 INCOME PORTFOLIO
 Year Ended July 31, 2004 ......     (0.10)           --           --       (0.10)         --#      $ 9.44          5.86%
 Year Ended July 31, 2003 ......     (0.11)        (0.03)          --       (0.14)         --       $ 9.01          7.02%
 Year Ended July 31, 2002 ......     (0.17)        (0.20)          --       (0.37)         --       $ 8.56         (8.38)%
 Year Ended July 31, 2001+ .....     (0.28)        (0.45)          --       (0.73)         --       $ 9.71          4.09%
 Period Ended
   July 31, 2000(a) ............     (0.12)           --           --       (0.12)         --       $10.04          2.00%^
 Period Ended
   December 31, 1999(d) ........     (0.13)        (0.06)          --       (0.19)         --       $ 9.96          1.50%^

                                               Ratios (to average net assets)/Supplemental Data
                                 ----------------------------------------------------------------------------
                                        Net                      Expenses (before   Portfolio    Net Assets,
                                    Investment         Net          Reductions/      Turnover   End of Period
                                      Income         Expenses     Reimbursements)     Rate**       (000's)
                                 ---------------- ------------- ------------------ ----------- --------------
BALANCED FUND
 Year Ended July 31, 2004 ......        0.89%          2.07%           2.16%            19%        $24,755
 Year Ended July 31, 2003 ......        1.27%          2.09%           2.17%            86%        $20,004
 Year Ended July 31, 2002 ......        1.81%          2.09%           2.16%            34%        $16,742
 Year Ended July 31, 2001+ .....        2.20%          2.06%           2.12%            14%        $ 9,004
 Year Ended July 31, 2000 ......        2.54%          2.10%           2.12%            16%        $ 7,072
AGGRESSIVE GROWTH
 PORTFOLIO
 Year Ended July 31, 2004 ......       (0.79)%         1.31%           1.70%            31%        $10,062
 Year Ended July 31, 2003 ......       (0.78)%         1.40%           1.83%           100%        $ 2,014
 Year Ended July 31, 2002 ......       (1.04)%         1.46%           1.87%            50%        $   761
 Year Ended July 31, 2001+ .....        0.58%          1.52%           1.93%            36%        $   386
 Period Ended
   July 31, 2000(a) ............       (0.44)%^^       1.56%^^         1.94%^^          22%        $   390
 Period Ended
   December 31, 1999(b) ........        0.92%^^        1.52%^^         7.86%^^          95%        $   456
GROWTH PORTFOLIO
 Year Ended July 31, 2004 ......        0.08%          1.25%           1.64%            27%        $17,334
 Year Ended July 31, 2003 ......        0.19%          1.36%           1.81%           128%        $ 4,491
 Year Ended July 31, 2002 ......        0.22%          1.45%           1.89%            63%        $ 1,886
 Year Ended July 31, 2001+ .....        1.53%          1.53%           1.97%            38%        $ 1,710
 Period Ended
   July 31, 2000(a) ............        0.46%^^        1.56%^^         1.97%^^          97%        $ 1,241
 Period Ended
   December 31, 1999(c) ........        2.14%^^        1.55%^^         6.75%^^          76%        $   998
GROWTH AND INCOME
 PORTFOLIO
 Year Ended July 31, 2004 ......        0.52%          1.33%           1.58%            38%        $13,141
 Year Ended July 31, 2003 ......        0.76%          1.37%           1.61%           135%        $ 3,839
 Year Ended July 31, 2002 ......        1.31%          1.35%           1.58%            69%        $ 1,607
 Year Ended July 31, 2001+ .....        2.40%          1.37%           1.60%            51%        $ 1,656
 Period Ended
   July 31, 2000(a) ............        1.58%^^        1.40%^^         1.57%^^          21%        $ 1,613
 Period Ended
   December 31, 1999(b) ........        1.74%^^        1.52%^^         4.26%^^          57%        $ 1,725
MODERATE GROWTH AND
 INCOME PORTFOLIO
 Year Ended July 31, 2004 ......        0.95%          1.33%           1.72%            34%        $10,280
 Year Ended July 31, 2003 ......        1.12%          1.40%           1.82%           136%        $ 2,812
 Year Ended July 31, 2002 ......        1.74%          1.39%           1.81%            65%        $   970
 Year Ended July 31, 2001+ .....        2.59%          1.51%           1.92%            62%        $ 1,231
 Period Ended
   July 31, 2000(a) ............        2.19%^^        1.55%^^         1.88%^^          21%        $   832
 Period Ended
   December 31, 1999(d) ........        2.80%^^        1.54%^^         6.90%^^         124%        $   941

+ Net investment income (loss) is based on average shares outstanding during the period.
#    Less than one cent per share.
*    Represents investments in affiliates for the Strategic Portfolios.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^    Not annualized.
^^   Annualized.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b) For the period from January 27, 1999 (commencement of operations) through December 31, 1999.
(c) For the period from February 15, 1999 (commencement of operations) through December 31, 1999.
(d) For the period from January 28, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                  AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

B SHARES

Selected data for a share outstanding throughout the period indicated.

                                                     Investment Activities
                                          --------------------------------------------
                               Net Asset                  Net Realized
                                 Value,        Net       and Unrealized    Total from
                               Beginning   Investment    Gains (Losses)    Investment
                               of Period     Income     from Investments   Activities
                              ----------- ------------ ------------------ ------------
GOVERNMENT INCOME
 FUND
 Year Ended July 31, 2004 ...   $10.04        0.27            (0.11)          0.16
 Year Ended July 31, 2003 ...   $10.26        0.33            (0.06)          0.27
 Year Ended July 31, 2002 ...   $10.10        0.42             0.19           0.61
 Year Ended July 31, 2001+ ..   $ 9.61        0.47             0.51           0.98
 Period Ended
 July 31, 2000(a) ...........   $ 9.48        0.18             0.10           0.28
LIMITED TERM BOND
 FUND
 Year Ended July 31, 2004 ...   $10.64        0.16            (0.12)          0.04
 Year Ended July 31, 2003 ...   $10.69        0.28             0.01           0.29
 Year Ended July 31, 2002 ...   $10.54        0.42             0.17           0.59
 Year Ended July 31, 2001 ...   $10.13        0.49             0.42           0.91
 Year Ended July 31, 2000 ...   $10.27        0.48            (0.10)          0.38
BOND FUND
 Year Ended July 31, 2004 ...   $11.30        0.33            (0.10)          0.23
 Year Ended July 31, 2003 ...   $11.40        0.37             0.11           0.48
 Year Ended July 31, 2002 ...   $11.10        0.43             0.37           0.80
 Year Ended July 31, 2001+ ..   $10.50        0.50             0.61           1.11
 Year Ended July 31, 2000 ...   $10.60        0.49            (0.05)          0.44

                                                                                                              Ratios (to
                                                                                                             average net
                                                                                                               assets)/
                                                                                                              Supplemental
                                        Less Dividends from                                                      Data
                              ---------------------------------------                                        -------------
                                            Net Realized                            Net Asset   Total Return
                                   Net       Gains from                               Value,     (Excluding       Net
                               Investment    Investment      Total     Redemption      End       Redemption    Investment
                                 Income     Transactions   Dividends      Fees      of Period      Charge)       Income
                              ------------ -------------- ----------- ------------ ----------- ------------- ------------
GOVERNMENT INCOME
 FUND
 Year Ended July 31, 2004 ...     (0.34)        (0.01)       (0.35)         --#       $ 9.85        1.58%        2.73%
 Year Ended July 31, 2003 ...     (0.34)        (0.15)       (0.49)         --        $10.04        2.61%        3.08%
 Year Ended July 31, 2002 ...     (0.45)           --        (0.45)         --        $10.26        6.18%        4.00%
 Year Ended July 31, 2001+ ..     (0.49)           --        (0.49)         --        $10.10       10.36%        4.65%
 Period Ended
   July 31, 2000(a) .........     (0.15)           --        (0.15)         --        $ 9.61        2.98%^       4.77%^^
LIMITED TERM BOND
 FUND
 Year Ended July 31, 2004 ...     (0.23)           --        (0.23)         --#       $10.45        0.41%        1.65%
 Year Ended July 31, 2003 ...     (0.34)           --        (0.34)         --        $10.64        2.76%        2.52%
 Year Ended July 31, 2002 ...     (0.44)           --        (0.44)         --        $10.69        5.69%        3.78%
 Year Ended July 31, 2001 ...     (0.50)           --        (0.50)         --        $10.54        9.20%        4.66%
 Year Ended July 31, 2000 ...     (0.52)           --        (0.52)         --        $10.13        3.85%        4.79%
BOND FUND
 Year Ended July 31, 2004 ...     (0.39)        (0.09)       (0.48)         --#       $11.05        2.07%        3.00%
 Year Ended July 31, 2003 ...     (0.43)        (0.15)       (0.58)         --        $11.30        4.27%        3.24%
 Year Ended July 31, 2002 ...     (0.47)        (0.03)       (0.50)         --        $11.40        7.43%        3.90%
 Year Ended July 31, 2001+ ..     (0.51)           --        (0.51)         --        $11.10       10.77%        4.55%
 Year Ended July 31, 2000 ...     (0.52)        (0.02)       (0.54)         --        $10.50        4.30%        4.72%

                                   Ratios (to average net assets)/Supplemental Data
                              -----------------------------------------------------------
                                             Expenses (before   Portfolio    Net Assets,
                                   Net          Reductions/      Turnover   End of Period
                                 Expenses     Reimbursements)     Rate*        (000's)
                              ------------- ------------------ ----------- --------------
GOVERNMENT INCOME
 FUND
 Year Ended July 31, 2004 ...      1.75%           1.98%           39%        $ 7,558
 Year Ended July 31, 2003 ...      1.76%           1.98%           43%        $10,228
 Year Ended July 31, 2002 ...      1.75%           1.96%           18%        $ 3,542
 Year Ended July 31, 2001+ ..      1.74%           1.95%           25%        $ 1,635
 Period Ended
   July 31, 2000(a) .........      1.75%^^         1.98%^^         42%        $   520
LIMITED TERM BOND
 FUND
 Year Ended July 31, 2004 ...      1.73%           1.97%           34%        $19,641
 Year Ended July 31, 2003 ...      1.73%           1.97%           32%        $23,190
 Year Ended July 31, 2002 ...      1.75%           1.96%           29%        $10,307
 Year Ended July 31, 2001 ...      1.75%           1.97%           44%        $ 2,614
 Year Ended July 31, 2000 ...      1.76%           1.99%           34%        $ 1,815
BOND FUND
 Year Ended July 31, 2004 ...      1.74%           1.98%           37%        $ 7,356
 Year Ended July 31, 2003 ...      1.74%           1.97%           33%        $10,168
 Year Ended July 31, 2002 ...      1.74%           1.95%           35%        $ 9,796
 Year Ended July 31, 2001+ ..      1.73%           1.95%           24%        $ 7,342
 Year Ended July 31, 2000 ...      1.74%           1.96%           27%        $ 3,636

+ Net investment income (loss) is based on average shares outstanding during the period.
#    Less than one cent per share.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^    Not annualized.
^^   Annualized.
(a) For the period from March 13, 2000 (commencement of operations) through July 31, 2000.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                  AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

B SHARES

Selected data for a share outstanding throughout the period indicated.

                                                     Investment Activities                       Less Dividends from
                                          -------------------------------------------- ---------------------------------------
                               Net Asset                  Net Realized                               Net Realized
                                 Value,        Net       and Unrealized    Total from       Net       Gains from
                               Beginning   Investment    Gains (Losses)    Investment   Investment    Investment      Total
                               of Period     Income     from Investments   Activities     Income     Transactions   Dividends
                              ----------- ------------ ------------------ ------------ ------------ -------------- -----------
MUNICIPAL BOND FUND
 Year Ended July 31, 2004 ...   $10.31        0.27           (0.06)            0.21       (0.27)        (0.01)       (0.28)
 Year Ended July 31, 2003 ...   $10.36        0.27           (0.04)            0.23       (0.25)        (0.03)       (0.28)
 Year Ended July 31, 2002 ...   $10.17        0.30            0.22             0.52       (0.32)        (0.01)       (0.33)
 Year Ended July 31, 2001+ ..   $ 9.75        0.32            0.41             0.73       (0.31)           --        (0.31)
 Year Ended July 31, 2000 ...   $ 9.87        0.31           (0.05)            0.26       (0.33)        (0.05)       (0.38)
FLORIDA TAX-EXEMPT
 FUND
 Year Ended July 31, 2004 ...   $10.68        0.27           (0.05)            0.22       (0.27)        (0.01)       (0.28)
 Year Ended July 31, 2003 ...   $10.76        0.29           (0.08)            0.21       (0.29)           --        (0.29)
 Year Ended July 31, 2002 ...   $10.49        0.29            0.28             0.57       (0.30)           --        (0.30)
 Year Ended July 31, 2001+ ..   $10.15        0.32            0.34             0.66       (0.32)           --        (0.32)
 Year Ended July 31, 2000 ...   $10.20        0.32           (0.01)            0.31       (0.33)        (0.03)       (0.36)
TENNESSEE TAX-EXEMPT
 FUND
 Year Ended July 31, 2004 ...   $10.34        0.21           (0.02)            0.19       (0.22)        (0.05)       (0.27)
 Year Ended July 31, 2003 ...   $10.38        0.20           (0.04)            0.16       (0.20)           --        (0.20)
 Year Ended July 31, 2002 ...   $10.12        0.24            0.26             0.50       (0.24)           --        (0.24)
 Year Ended July 31, 2001+ ..   $ 9.76        0.29            0.36             0.65       (0.29)           --        (0.29)
 Period Ended July 2000(a) ..   $ 9.57        0.17            0.18             0.35       (0.16)           --        (0.16)
 Year Ended
   December 31, 1999 ........   $10.21        0.27           (0.64)           (0.37)      (0.27)           --        (0.27)

                                                                    Ratios (to average net assets)/Supplemental Data
                                                        ------------------------------------------------------------------------
                               Net Asset   Total Return
                                 Value,     (Excluding       Net                    Expenses (before   Portfolio    Net Assets,
                                  End       Redemption   Investment       Net          Reductions/      Turnover   End of Period
                               of Period     Charge)       Income       Expenses     Reimbursements)     Rate*        (000's)
                              ----------- ------------- ------------ ------------- ------------------ ----------- --------------
MUNICIPAL BOND FUND
 Year Ended July 31, 2004 ...   $10.24        2.06%        2.61%         1.63%           1.96%             5%        $4,157
 Year Ended July 31, 2003 ...   $10.31        2.19%        2.61%         1.64%           1.96%             7%        $4,496
 Year Ended July 31, 2002 ...   $10.36        5.20%        2.95%         1.64%           1.95%            10%        $3,844
 Year Ended July 31, 2001+ ..   $10.17        7.60%        3.12%         1.64%           1.95%             5%        $1,777
 Year Ended July 31, 2000 ...   $ 9.75        2.75%        3.30%         1.64%           1.96%             9%        $  889
FLORIDA TAX-EXEMPT
 FUND
 Year Ended July 31, 2004 ...   $10.62        2.12%        2.49%         1.58%           2.00%            11%        $2,988
 Year Ended July 31, 2003 ...   $10.68        1.91%        2.61%         1.59%           2.00%             6%        $3,807
 Year Ended July 31, 2002 ...   $10.76        5.56%        2.90%         1.62%           2.01%            13%        $2,647
 Year Ended July 31, 2001+ ..   $10.49        6.61%        3.03%         1.64%           2.04%             7%        $1,385
 Year Ended July 31, 2000 ...   $10.15        3.14%        3.22%         1.62%           2.05%            11%        $  729
TENNESSEE TAX-EXEMPT
 FUND
 Year Ended July 31, 2004 ...   $10.26        1.83%        2.01%         1.75%           2.04%             0%        $2,473
 Year Ended July 31, 2003 ...   $10.34        1.56%        1.95%         1.82%           2.09%            21%        $2,936
 Year Ended July 31, 2002 ...   $10.38        4.98%        2.29%         1.82%           2.07%            60%        $1,839
 Year Ended July 31, 2001+ ..   $10.12        6.75%        2.85%         1.84%           2.08%           123%        $1,432
 Period Ended July 2000(a) ..   $ 9.76        3.74%^       3.07%^^       1.83%^^         1.96%^^          23%        $1,054
 Year Ended
   December 31, 1999 ........   $ 9.57       (3.65)%       2.72%         1.84%           1.85%            64%        $1,288

+ Net investment income (loss) is based on average shares outstanding during the period.
#    Less than one cent per share.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^    Not annualized.
^^   Annualized.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                  AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

B SHARES+

Selected data for a share outstanding throughout the period indicated.

                                                                               Less
                                                   Net Asset                 Dividends   Net Asset
                                                     Value,        Net       from Net      Value,
                                                   Beginning   Investment   Investment      End
                                                   of Period     Income       Income     of Period
                                                  ----------- ------------ ------------ -----------
PRIME MONEY MARKET FUND
 Year Ended July 31, 2004 .......................   $1.000        0.002       (0.002)     $1.000
 Year Ended July 31, 2003 .......................   $1.000        0.003       (0.003)     $1.000
 Year Ended July 31, 2002 .......................   $1.000        0.008       (0.008)     $1.000
 Year Ended July 31, 2001 .......................   $1.000        0.042       (0.042)     $1.000
 Year Ended July 31, 2000 .......................   $1.000        0.042       (0.042)     $1.000
INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND
 Year Ended July 31, 2004 .......................   $1.000        0.004       (0.004)     $1.000
 Year Ended July 31, 2003 .......................   $1.000        0.007       (0.007)     $1.000
 Year Ended July 31, 2002 .......................   $1.000        0.016       (0.016)     $1.000
 Year Ended July 31, 2001 .......................   $1.000        0.049       (0.049)     $1.000
 Year Ended July 31, 2000 .......................   $1.000        0.052       (0.052)     $1.000

                                                                 Ratios (to average net assets)/Supplemental Data
                                                             ---------------------------------------------------------
                                                                  Net                 Expenses (before    Net Assets,
                                                     Total    Investment      Net        Reductions/     End of Period
                                                    Return      Income     Expenses    Reimbursements)      (000's)
                                                  ---------- ------------ ---------- ------------------ --------------
PRIME MONEY MARKET FUND
 Year Ended July 31, 2004 .......................     0.16%       0.16%       0.94%        1.72%         $  3,175
 Year Ended July 31, 2003 .......................     0.26%       0.26%       1.18%        1.72%         $  3,567
 Year Ended July 31, 2002 .......................     0.77%       0.71%       1.54%        1.69%         $  3,891
 Year Ended July 31, 2001 .......................     4.25%       3.75%       1.52%        1.69%         $  1,908
 Year Ended July 31, 2000 .......................     4.31%       4.35%       1.61%        1.69%         $    727
INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND
 Year Ended July 31, 2004 .......................     0.36%       0.35%       0.75%        0.91%         $ 52,183
 Year Ended July 31, 2003 .......................     0.68%       0.77%       0.76%        0.91%         $ 91,824
 Year Ended July 31, 2002 .......................     1.58%       1.50%       0.75%        0.89%         $210,031
 Year Ended July 31, 2001 .......................     5.04%       4.81%       0.75%        0.90%         $169,676
 Year Ended July 31, 2000 .......................     5.29%       5.43%       0.71%        0.91%         $114,401

+    Represents Class 3 Shares for Institutional Prime Obligations Money Market
     Fund.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                   AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

I SHARES

Selected data for a share outstanding throughout the period indicated.

                                                     Investment Activities                       Less Dividends from
                                          -------------------------------------------- ---------------------------------------
                                                          Net Realized
                               Net Asset                 and Unrealized                              Net Realized
                                 Value,        Net       Gains (Losses)    Total from       Net       Gains from
                               Beginning   Investment   from Investments   Investment   Investment    Investment      Total
                               of Period     Income        and Futures     Activities     Income     Transactions   Dividends
                              ----------- ------------ ------------------ ------------ ------------ -------------- -----------
VALUE FUND
 Year Ended July 31, 2004 ...   $13.04        0.13            1.80*           1.93        (0.13)           --        (0.13)
 Year Ended July 31, 2003 ...   $12.74        0.16            0.81            0.97        (0.15)        (0.52)       (0.67)
 Year Ended July 31, 2002 ...   $20.34        0.11           (5.99)          (5.88)       (0.11)        (1.61)       (1.72)
 Year Ended July 31, 2001+ ..   $19.53        0.15            3.59            3.74        (0.16)        (2.77)       (2.93)
 Year Ended July 31, 2000 ...   $25.27        0.28           (2.24)          (1.96)       (0.28)        (3.50)       (3.78)
SELECT EQUITY FUND
 Year Ended July 31, 2004 ...   $11.93        0.07            1.57            1.64        (0.07)        (0.10)       (0.17)
 Year Ended July 31, 2003 ...   $11.01        0.07            0.91            0.98        (0.06)           --        (0.06)
 Year Ended July 31, 2002 ...   $11.25        0.04           (0.25)          (0.21)       (0.03)           --        (0.03)
 Year Ended July 31, 2001+ ..   $ 8.73        0.02            2.52            2.54        (0.02)           --        (0.02)
 Year Ended July 31, 2000+ ..   $11.89        0.09           (2.36)          (2.27)       (0.08)        (0.81)       (0.89)
ENHANCED MARKET
 FUND
 Year Ended July 31, 2004 ...   $ 9.88        0.10            1.17            1.27        (0.10)           --        (0.10)
 Year Ended July 31, 2003 ...   $ 9.17        0.08            0.71            0.79        (0.08)           --        (0.08)
 Year Ended July 31, 2002 ...   $12.28        0.06           (2.97)          (2.91)       (0.04)        (0.16)       (0.20)
 Year Ended July 31, 2001+ ..   $14.65        0.06           (2.17)          (2.11)       (0.04)        (0.22)       (0.26)
 Year Ended July 31, 2000 ...   $13.86        0.10            1.23            1.33        (0.09)        (0.45)       (0.54)
LARGE CAP FUND
 Year Ended July 31, 2004 ...   $16.40         --             1.14            1.14           --            --           --
 Year Ended July 31, 2003 ...   $15.49        0.03            1.54            1.57        (0.03)        (0.63)       (0.66)
 Year Ended July 31, 2002 ...   $21.25        0.02           (4.58)          (4.56)       (0.01)        (1.19)       (1.20)
 Year Ended July 31, 2001+ ..   $28.14         --            (2.83)          (2.83)          --         (4.06)       (4.06)
 Period Ended
   July 31, 2000(a) .........   $28.01         --             0.14            0.14        (0.01)           --        (0.01)
 Year Ended
   December 31, 1999+ .......   $27.54        0.03            5.07            5.10        (0.03)        (4.60)       (4.63)

                               Net Asset
                                 Value,
                                  End          Total
                               of Period       Return
                              -----------    -----------
VALUE FUND
 Year Ended July 31, 2004 ...   $14.84         14.86%##
 Year Ended July 31, 2003 ...   $13.04          8.21%
 Year Ended July 31, 2002 ...   $12.74        (31.09)%
 Year Ended July 31, 2001+ ..   $20.34         21.10%
 Year Ended July 31, 2000 ...   $19.53         (8.11)%
SELECT EQUITY FUND
 Year Ended July 31, 2004 ...   $13.40         13.73%
 Year Ended July 31, 2003 ...   $11.93          8.96%
 Year Ended July 31, 2002 ...   $11.01         (1.84)%
 Year Ended July 31, 2001+ ..   $11.25         29.12%
 Year Ended July 31, 2000+ ..   $ 8.73        (19.72)%
ENHANCED MARKET
 FUND
 Year Ended July 31, 2004 ...   $11.05         12.85%
 Year Ended July 31, 2003 ...   $ 9.88          8.71%
 Year Ended July 31, 2002 ...   $ 9.17        (24.00)%
 Year Ended July 31, 2001+ ..   $12.28        (14.53)%
 Year Ended July 31, 2000 ...   $14.65          9.73%
LARGE CAP FUND
 Year Ended July 31, 2004 ...   $17.54          6.99%
 Year Ended July 31, 2003 ...   $16.40         10.65%
 Year Ended July 31, 2002 ...   $15.49        (22.64)%
 Year Ended July 31, 2001+ ..   $21.25        (11.60)%
 Period Ended
   July 31, 2000(a) .........   $28.14         (0.50)%^
 Year Ended
   December 31, 1999+ .......   $28.01         18.84%

                                           Ratios (to average net assets)/Supplemental Data
                              --------------------------------------------------------------------------
                                    Net                     Expenses (before   Portfolio    Net Assets,
                                Investment        Net          Reductions/      Turnover   End of Period
                                  Income        Expenses     Reimbursements)     Rate**       (000's)
                              -------------- ------------- ------------------ ----------- --------------
VALUE FUND
 Year Ended July 31, 2004 ...       0.94%         1.19%           1.28%            44%       $363,393
 Year Ended July 31, 2003 ...       1.32%         1.20%           1.29%           117%       $390,734
 Year Ended July 31, 2002 ...       0.64%         1.20%           1.26%            59%       $420,054
 Year Ended July 31, 2001+ ..       0.76%         1.19%           1.25%            43%       $565,484
 Year Ended July 31, 2000 ...       1.30%         1.13%           1.15%            17%       $560,804
SELECT EQUITY FUND
 Year Ended July 31, 2004 ...       0.51%         1.14%           1.29%            18%       $ 90,762
 Year Ended July 31, 2003 ...       0.57%         1.19%           1.39%             8%       $ 44,620
 Year Ended July 31, 2002 ...       0.42%         1.33%           1.63%            38%       $  8,419
 Year Ended July 31, 2001+ ..       0.19%         1.56%           1.97%            19%       $  7,043
 Year Ended July 31, 2000+ ..       0.88%         1.25%           1.78%            25%       $  5,100
ENHANCED MARKET
 FUND
 Year Ended July 31, 2004 ...       0.91%         0.80%           0.94%            64%       $143,148
 Year Ended July 31, 2003 ...       0.92%         0.83%           1.00%            27%       $ 98,133
 Year Ended July 31, 2002 ...       0.53%         0.93%           1.10%            34%       $  6,793
 Year Ended July 31, 2001+ ..       0.43%         0.90%           1.04%            42%       $ 15,469
 Year Ended July 31, 2000 ...       0.65%         0.81%           0.98%            30%       $ 31,622
LARGE CAP FUND
 Year Ended July 31, 2004 ...       0.03%         1.11%           1.29%             8%       $248,306
 Year Ended July 31, 2003 ...       0.25%         1.11%           1.29%             7%       $393,743
 Year Ended July 31, 2002 ...       0.10%         1.11%           1.27%            11%       $393,942
 Year Ended July 31, 2001+ ..      (0.01)%        1.10%           1.26%            10%       $521,412
 Period Ended
   July 31, 2000(a) .........       0.00%^^       1.07%^^         1.22%^^          10%       $694,107
 Year Ended
   December 31, 1999+ .......       0.11%         1.04%           1.14%            15%       $706,313

+ Net investment income (loss) is based on average shares outstanding during the period.
*    Includes 0.01 from reimbursement from affiliates for investment losses.
## The total return shown includes the losses on the disposal of investments that were reimbursed by the advisor and administrator, which otherwise would have reduced the total return by 0.08%.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^    Not annualized.
^^   Annualized.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                   AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

I SHARES

Selected data for a share outstanding throughout the period indicated.

                                                      Investment Activities
                                          ----------------------------------------------
                                                           Net Realized
                                                          and Unrealized
                               Net Asset       Net        Gains (Losses)
                                 Value,    Investment    from Investments,   Total from
                               Beginning     Income        Futures, and      Investment
                               of Period     (Loss)     Foreign Currencies   Activities
                              ----------- ------------ -------------------- ------------
CAPITAL GROWTH FUND
 Year Ended July 31, 2004 ...  $ 8.74        (0.02)            0.56             0.54
 Year Ended July 31, 2003 ...  $ 7.94        (0.03)            0.83             0.80
 Year Ended July 31, 2002 ...  $10.82        (0.04)           (2.84)           (2.88)
 Year Ended July 31, 2001+ ..  $14.89        (0.06)           (2.85)           (2.91)
 Period Ended
   July 31, 2000(a) .........  $14.27        (0.02)            0.64             0.62
 Year Ended
   December 31, 1999+ .......  $14.09        (0.01)            2.95             2.94
MID CAP FUND
 Year Ended July 31, 2004 ...  $10.44         0.03             1.85             1.88
 Year Ended July 31, 2003 ...  $ 9.40         0.02             1.04             1.06
 Year Ended July 31, 2002 ...  $12.06        (0.13)           (2.53)           (2.66)
 Year Ended July 31, 2001+ ..  $16.70        (0.15)           (4.49)           (4.64)
 Period Ended
   July 31, 2000(a)+ ........  $17.37        (0.11)           (0.56)           (0.67)
 Period Ended
   December 31, 1999(b)+ ....  $10.00        (0.12)            7.49             7.37
SMALL CAP FUND
 Year Ended July 31, 2004 ...  $ 7.31        (0.09)            1.03             0.94
 Year Ended July 31, 2003 ...  $ 7.21        (0.07)            0.17             0.10
 Year Ended July 31, 2002 ...  $10.22        (0.08)           (2.93)           (3.01)
 Year Ended July 31, 2001+ ..  $12.61        (0.12)           (1.06)           (1.18)
 Year Ended July 31, 2000 ...  $ 8.44        (0.07)            4.24             4.17
INTERNATIONAL EQUITY
 FUND
 Year Ended July 31, 2004 ...  $ 8.73         0.11             2.76             2.87
 Year Ended July 31, 2003 ...  $ 7.83         0.02             0.89             0.91
 Year Ended July 31, 2002 ...  $ 9.50         0.04            (1.70)           (1.66)
 Year Ended July 31, 2001+ ..  $12.37         0.06            (2.53)           (2.47)
 Period Ended
   July 31, 2000(a)+ ........  $13.27         0.06            (0.96)           (0.90)
 Year Ended
   December 31, 1999 ........  $10.58         0.08             2.75             2.83

                                                                                                                  Ratios (to
                                                                                                                 average net
                                                                                                                   assets)/
                                                                                                                 Supplemental
                                        Less Dividends from                                                          Data
                              ---------------------------------------                                          ----------------
                                            Net Realized                            Net Asset
                                   Net       Gains from                               Value,                          Net
                               Investment    Investment      Total     Redemption      End          Total         Investment
                                 Income     Transactions   Dividends      Fees      of Period       Return          Income
                              ------------ -------------- ----------- ------------ ----------- --------------- ----------------
CAPITAL GROWTH FUND
 Year Ended July 31, 2004 ...        --            --           --          --      $ 9.28           6.18%          (0.20)%
 Year Ended July 31, 2003 ...        --            --           --          --      $ 8.74          10.08%          (0.31)%
 Year Ended July 31, 2002 ...        --            --           --          --      $ 7.94         (26.62)%         (0.48)%
 Year Ended July 31, 2001+ ..        --         (1.16)       (1.16)         --      $10.82         (21.11)%         (0.50)%
 Period Ended
   July 31, 2000(a) .........        --            --           --          --      $14.89           4.36%^         (0.26)%^^
 Year Ended
   December 31, 1999+ .......        --         (2.76)       (2.76)         --      $14.27          22.09%          (0.09)%
MID CAP FUND
 Year Ended July 31, 2004 ...     (0.02)           --        (0.02)         --#     $12.30          18.05%           0.22%
 Year Ended July 31, 2003 ...     (0.02)           --        (0.02)         --      $10.44          11.26%           0.23%
 Year Ended July 31, 2002 ...        --            --           --          --      $ 9.40         (22.06)%         (1.16)%
 Year Ended July 31, 2001+ ..        --            --           --          --      $12.06         (27.78)%         (1.03)%
 Period Ended
   July 31, 2000(a)+ ........        --            --           --          --      $16.70          (3.86)%^        (1.08)%^^
 Period Ended
   December 31, 1999(b)+ ....        --            --           --          --      $17.37          73.70%^         (1.47)%^^
SMALL CAP FUND
 Year Ended July 31, 2004 ...        --            --           --          --#     $ 8.25          12.86%          (1.13)%
 Year Ended July 31, 2003 ...        --            --           --          --      $ 7.31           1.39%          (1.11)%
 Year Ended July 31, 2002 ...        --            --           --          --      $ 7.21         (29.45)%         (1.11)%
 Year Ended July 31, 2001+ ..        --         (1.21)       (1.21)         --      $10.22         (10.16)%         (1.07)%
 Year Ended July 31, 2000 ...        --            --           --          --      $12.61          49.41%          (1.01)%
INTERNATIONAL EQUITY
 FUND
 Year Ended July 31, 2004 ...     (0.11)           --        (0.11)        0.01     $11.50          33.02%           1.13%
 Year Ended July 31, 2003 ...     (0.02)           --        (0.02)        0.01     $ 8.73          11.73%           1.52%
 Year Ended July 31, 2002 ...     (0.01)           --        (0.01)         --      $ 7.83         (17.49)%          0.56%
 Year Ended July 31, 2001+ ..     (0.04)        (0.36)       (0.40)         --      $ 9.50         (20.50)%          0.59%
 Period Ended
   July 31, 2000(a)+ ........        --            --           --          --      $12.37          (6.71)%^         0.83%^^
 Year Ended
   December 31, 1999 ........     (0.14)           --        (0.14)         --      $13.27          26.72%           0.80%

                                   Ratios (to average net assets)/Supplemental Data
                              -----------------------------------------------------------
                                             Expenses (before   Portfolio    Net Assets,
                                   Net          Reductions/      Turnover   End of Period
                                 Expenses     Reimbursements)     Rate*        (000's)
                              ------------- ------------------ ----------- --------------
CAPITAL GROWTH FUND
 Year Ended July 31, 2004 ...      1.15%           1.28%            71%       $227,673
 Year Ended July 31, 2003 ...      1.16%           1.28%           151%       $224,798
 Year Ended July 31, 2002 ...      1.15%           1.27%           115%       $242,193
 Year Ended July 31, 2001+ ..      1.11%           1.26%           100%       $299,177
 Period Ended
   July 31, 2000(a) .........      1.11%^^         1.22%^^          91%       $298,771
 Year Ended
   December 31, 1999+ .......      1.07%           1.08%           178%       $241,810
MID CAP FUND
 Year Ended July 31, 2004 ...      0.95%           1.50%           105%       $149,229
 Year Ended July 31, 2003 ...      0.99%           1.54%            59%       $117,498
 Year Ended July 31, 2002 ...      1.51%           1.73%           221%       $ 30,453
 Year Ended July 31, 2001+ ..      1.42%           1.55%           120%       $ 41,611
 Period Ended
   July 31, 2000(a)+ ........      1.46%^^         1.53%^^          39%       $ 63,696
 Period Ended
   December 31, 1999(b)+ ....      2.18%^^         2.18%^^          20%       $ 37,186
SMALL CAP FUND
 Year Ended July 31, 2004 ...      1.43%           1.68%           171%       $209,558
 Year Ended July 31, 2003 ...      1.45%           1.68%           221%       $174,741
 Year Ended July 31, 2002 ...      1.46%           1.67%           227%       $139,099
 Year Ended July 31, 2001+ ..      1.46%           1.67%           220%       $172,735
 Year Ended July 31, 2000 ...      1.42%           1.70%           318%       $162,215
INTERNATIONAL EQUITY
 FUND
 Year Ended July 31, 2004 ...      1.19%           1.74%             7%       $370,790
 Year Ended July 31, 2003 ...      1.21%           1.76%            18%       $254,736
 Year Ended July 31, 2002 ...      1.45%           1.79%           160%       $185,374
 Year Ended July 31, 2001+ ..      1.47%           1.79%            45%       $145,744
 Period Ended
   July 31, 2000(a)+ ........      1.59%^^         1.88%^^          32%       $105,034
 Year Ended
   December 31, 1999 ........      1.56%           1.84%            40%       $ 46,104

+ Net investment income (loss) is based on average shares outstanding during the period.
#    Less than one cent per share.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^    Not annualized.
^^   Annualized.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b) For the period from May 4, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                   AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

I SHARES

Selected data for a share outstanding throughout the period indicated.

                                                      Investment Activities
                                          ---------------------------------------------
                               Net Asset       Net         Net Realized
                                 Value,    Investment     and Unrealized    Total from
                               Beginning     Income       Gains (Losses)    Investment
                               of Period     (Loss)     from Investments*   Activities
                              ----------- ------------ ------------------- ------------
BALANCED FUND
 Year Ended July 31, 2004 ...   $11.38         0.22           0.75             0.97
 Year Ended July 31, 2003 ...   $10.90         0.23           0.66             0.89
 Year Ended July 31, 2002 ...   $12.45         0.32          (1.18)           (0.86)
 Year Ended July 31, 2001+ ..   $12.47         0.40           1.26             1.66
 Year Ended July 31, 2000 ...   $14.93         0.46          (0.64)           (0.18)
AGGRESSIVE GROWTH
 PORTFOLIO
 Year Ended July 31, 2004 ...   $ 7.73         0.01           0.92             0.93
 Year Ended July 31, 2003 ...   $ 7.03          --            0.70             0.70
 Year Ended July 31, 2002 ...   $ 9.90        (0.02)         (2.21)           (2.23)
 Year Ended July 31, 2001+ ..   $11.51         0.14          (0.44)           (0.30)
 Period Ended
   July 31, 2000(a) .........   $11.53         0.02          (0.02)              --
 Period Ended
   December 31, 1999(b) .....   $10.05         0.12           1.52             1.64
GROWTH PORTFOLIO
 Year Ended July 31, 2004 ...   $ 8.24         0.07           0.76             0.83
 Year Ended July 31, 2003 ...   $ 7.62         0.07           0.62             0.69
 Year Ended July 31, 2002 ...   $ 9.42         0.09          (1.50)           (1.41)
 Year Ended July 31, 2001+ ..   $10.51         0.24          (0.42)           (0.18)
 Period Ended
   July 31, 2000(a) .........   $10.61         0.08          (0.11)           (0.03)
 Period Ended
   December 31, 1999(c) .....   $10.00         0.16           0.69             0.85
GROWTH AND INCOME
 PORTFOLIO
 Year Ended July 31, 2004 ...   $ 8.91         0.13           0.60             0.73
 Year Ended July 31, 2003 ...   $ 8.36         0.14           0.55             0.69
 Year Ended July 31, 2002 ...   $ 9.80         0.20          (1.16)           (0.96)
 Year Ended July 31, 2001+ ..   $10.56         0.32          (0.12)            0.20
 Period Ended
   July 31, 2000(a) .........   $10.51         0.14           0.03             0.17
 Period Ended
   December 31, 1999(d) .....   $ 9.85         0.13           0.69             0.82
MODERATE GROWTH AND
 INCOME PORTFOLIO
 Year Ended July 31, 2004 ...   $ 9.07         0.16           0.45             0.61
 Year Ended July 31, 2003 ...   $ 8.61         0.17           0.49             0.66
 Year Ended July 31, 2002 ...   $ 9.76         0.23          (0.95)           (0.72)
 Year Ended July 31, 2001+ ..   $10.08         0.34           0.14             0.48
 Period Ended
   July 31, 2000(a) .........   $ 9.98         0.18           0.07             0.25
 Period Ended
   December 31, 1999(e) .....   $ 9.88         0.20           0.16             0.36

                                                                                                                Ratios (to
                                                                                                               average net
                                                                                                                 assets)/
                                                                                                               Supplemental
                                              Less Dividends from                                                  Data
                              ---------------------------------------------------                             --------------
                                            Net Realized                           Net Asset
                                   Net       Gains from     From Tax                 Value,                         Net
                               Investment    Investment    Return of     Total        End          Total        Investment
                                 Income     Transactions    Capital    Dividends   of Period       Return         Income
                              ------------ -------------- ----------- ----------- ----------- --------------- --------------
BALANCED FUND
 Year Ended July 31, 2004 ...     (0.24)           --           --       (0.24)     $12.11          8.52%          1.80%
 Year Ended July 31, 2003 ...     (0.27)        (0.14)          --       (0.41)     $11.38          8.49%          2.19%
 Year Ended July 31, 2002 ...     (0.33)        (0.36)          --       (0.69)     $10.90         (7.27)%         2.72%
 Year Ended July 31, 2001+ ..     (0.41)        (1.27)          --       (1.68)     $12.45         14.09%          3.16%
 Year Ended July 31, 2000 ...     (0.50)        (1.78)          --       (2.28)     $12.47         (0.90)%         3.50%
AGGRESSIVE GROWTH
 PORTFOLIO
 Year Ended July 31, 2004 ...        --            --        (0.01)      (0.01)     $ 8.65         12.02%          0.08%
 Year Ended July 31, 2003 ...        --            --           --          --      $ 7.73          9.97%          0.03%
 Year Ended July 31, 2002 ...        --         (0.64)          --       (0.64)     $ 7.03        (23.78)%        (0.23)%
 Year Ended July 31, 2001+ ..     (0.15)        (1.16)          --       (1.31)     $ 9.90         (3.30)%         1.34%
 Period Ended
   July 31, 2000(a) .........     (0.02)           --           --       (0.02)     $11.51          0.01%^         0.38%^^
 Period Ended
   December 31, 1999(b) .....     (0.12)        (0.04)          --       (0.16)     $11.53         16.31%^         3.23%^^
GROWTH PORTFOLIO
 Year Ended July 31, 2004 ...     (0.06)           --           --       (0.06)     $ 9.01         10.13%          0.88%
 Year Ended July 31, 2003 ...     (0.07)           --           --       (0.07)     $ 8.24          9.19%          1.01%
 Year Ended July 31, 2002 ...     (0.09)        (0.30)          --       (0.39)     $ 7.62        (15.50)%         1.03%
 Year Ended July 31, 2001+ ..     (0.24)        (0.67)          --       (0.91)     $ 9.42         (1.98)%         2.40%
 Period Ended
   July 31, 2000(a) .........     (0.07)           --           --       (0.07)     $10.51         (0.29)%^        1.28%^^
 Period Ended
   December 31, 1999(c) .....     (0.16)        (0.08)          --       (0.24)     $10.61          8.59%^         4.82%^^
GROWTH AND INCOME
 PORTFOLIO
 Year Ended July 31, 2004 ...     (0.12)           --           --       (0.12)     $ 9.52          8.25%          1.35%
 Year Ended July 31, 2003 ...     (0.14)           --           --       (0.14)     $ 8.91          8.32%          1.60%
 Year Ended July 31, 2002 ...     (0.20)        (0.28)          --       (0.48)     $ 8.36        (10.19)%         2.07%
 Year Ended July 31, 2001+ ..     (0.33)        (0.63)          --       (0.96)     $ 9.80          1.84%          3.25%
 Period Ended
   July 31, 2000(a) .........     (0.12)           --           --       (0.12)     $10.56          1.64%^         2.39%^^
 Period Ended
   December 31, 1999(d) .....     (0.13)        (0.03)          --       (0.16)     $10.51          8.40%^         3.43%^^
MODERATE GROWTH AND
 INCOME PORTFOLIO
 Year Ended July 31, 2004 ...     (0.16)           --           --       (0.16)     $ 9.52          6.73%          1.76%
 Year Ended July 31, 2003 ...     (0.17)        (0.03)          --       (0.20)     $ 9.07          7.87%          1.99%
 Year Ended July 31, 2002 ...     (0.23)        (0.20)          --       (0.43)     $ 8.61         (7.65)%         2.54%
 Year Ended July 31, 2001+ ..     (0.35)        (0.45)          --       (0.80)     $ 9.76          4.93%          3.48%
 Period Ended
   July 31, 2000(a) .........     (0.15)           --           --       (0.15)     $10.08          2.50%^         3.03%^^
 Period Ended
   December 31, 1999(e) .....     (0.20)        (0.06)          --       (0.26)     $ 9.98          3.64%^         4.46%^^

                                   Ratios (to average net assets)/Supplemental Data
                              -----------------------------------------------------------
                                             Expenses (before   Portfolio    Net Assets,
                                   Net          Reductions/      Turnover   End of Period
                                 Expenses     Reimbursements)     Rate**       (000's)
                              ------------- ------------------ ----------- --------------
BALANCED FUND
 Year Ended July 31, 2004 ...      1.17%           1.31%            19%       $ 59,080
 Year Ended July 31, 2003 ...      1.19%           1.32%            86%       $ 62,776
 Year Ended July 31, 2002 ...      1.19%           1.31%            34%       $ 68,542
 Year Ended July 31, 2001+ ..      1.16%           1.27%            14%       $102,780
 Year Ended July 31, 2000 ...      1.13%           1.17%            16%       $166,797
AGGRESSIVE GROWTH
 PORTFOLIO
 Year Ended July 31, 2004 ...      0.52%           0.86%            31%       $ 16,752
 Year Ended July 31, 2003 ...      0.61%           0.99%           100%       $ 14,403
 Year Ended July 31, 2002 ...      0.68%           1.04%            50%       $ 13,497
 Year Ended July 31, 2001+ ..      0.72%           1.08%            36%       $ 23,313
 Period Ended
   July 31, 2000(a) .........      0.75%^^         1.09%^^          22%       $ 20,485
 Period Ended
   December 31, 1999(b) .....      0.73%^^         2.10%^^          95%       $ 18,847
GROWTH PORTFOLIO
 Year Ended July 31, 2004 ...      0.46%           0.80%            27%       $ 10,301
 Year Ended July 31, 2003 ...      0.55%           0.95%           128%       $ 10,633
 Year Ended July 31, 2002 ...      0.66%           1.05%            63%       $ 11,930
 Year Ended July 31, 2001+ ..      0.73%           1.12%            38%       $ 18,048
 Period Ended
   July 31, 2000(a) .........      0.76%^^         1.10%^^          97%       $ 19,495
 Period Ended
   December 31, 1999(c) .....      0.73%^^         3.14%^^          76%       $ 11,372
GROWTH AND INCOME
 PORTFOLIO
 Year Ended July 31, 2004 ...      0.53%           0.73%            38%       $ 47,426
 Year Ended July 31, 2003 ...      0.57%           0.76%           135%       $ 51,660
 Year Ended July 31, 2002 ...      0.55%           0.73%            69%       $ 55,180
 Year Ended July 31, 2001+ ..      0.57%           0.75%            51%       $ 74,878
 Period Ended
   July 31, 2000(a) .........      0.58%^^         0.72%^^          21%       $ 87,453
 Period Ended
   December 31, 1999(d) .....      0.70%^^         0.98%^^          57%       $ 86,700
MODERATE GROWTH AND
 INCOME PORTFOLIO
 Year Ended July 31, 2004 ...      0.54%           0.88%            34%       $ 18,645
 Year Ended July 31, 2003 ...      0.59%           0.96%           136%       $ 17,500
 Year Ended July 31, 2002 ...      0.59%           0.97%            65%       $ 17,843
 Year Ended July 31, 2001+ ..      0.71%           1.09%            62%       $ 20,264
 Period Ended
   July 31, 2000(a) .........      0.74%^^         1.03%^^          21%       $ 20,081
 Period Ended
   December 31, 1999(e) .....      0.73%^^         1.87%^^         124%       $ 21,384

+ Net investment income (loss) is based on average shares outstanding during the period.
*    Represents investments in affiliates for the Strategic Portfolios.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^    Not annualized.
^^   Annualized.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b) For the period from January 28, 1999 (commencement of operations) through December 31, 1999.
(c) For the period from February 1, 1999 (commencement of operations) through December 31, 1999.
(d) For the period from February 8, 1999 (commencement of operations) through December 31, 1999.
(e) For the period from February 10, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                   AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

I SHARES

Selected data for a share outstanding throughout the period indicated.

                                                     Investment Activities
                                          --------------------------------------------
                               Net Asset                  Net Realized
                                 Value,        Net       and Unrealized    Total from
                               Beginning   Investment    Gains (Losses)    Investment
                               of Period     Income     from Investments   Activities
                              ----------- ------------ ------------------ ------------
GOVERNMENT INCOME
 FUND
 Year Ended July 31, 2004 ...   $10.05        0.36           (0.11)           0.25
 Year Ended July 31, 2003 ...   $10.26        0.42           (0.05)           0.37
 Year Ended July 31, 2002 ...   $10.10        0.49            0.21            0.70
 Year Ended July 31, 2001+ ..   $ 9.61        0.56            0.50            1.06
 Year Ended July 31, 2000 ...   $ 9.62        0.57           (0.03)           0.54
LIMITED TERM BOND
 FUND
 Year Ended July 31, 2004 ...   $10.66        0.27           (0.13)           0.14
 Year Ended July 31, 2003 ...   $10.70        0.38            0.02            0.40
 Year Ended July 31, 2002 ...   $10.55        0.50            0.18            0.68
 Year Ended July 31, 2001+ ..   $10.13        0.58            0.43            1.01
 Year Ended July 31, 2000 ...   $10.29        0.59           (0.12)           0.47
BOND FUND
 Year Ended July 31, 2004 ...   $11.33        0.45           (0.11)           0.34
 Year Ended July 31, 2003 ...   $11.43        0.49            0.10            0.59
 Year Ended July 31, 2002 ...   $11.13        0.53            0.37            0.90
 Year Ended July 31, 2001+ ..   $10.52        0.60            0.61            1.21
 Year Ended July 31, 2000 ...   $10.63        0.59           (0.06)           0.53

                                                                                                          Ratios (to average net
                                                                                                           assets)/Supplemental
                                        Less Dividends from                                                        Data
                              ---------------------------------------                                     -----------------------
                                            Net Realized                            Net Asset
                                   Net       Gains from                               Value,                   Net
                               Investment    Investment      Total     Redemption      End        Total    Investment      Net
                                 Income     Transactions   Dividends      Fees      of Period    Return      Income     Expenses
                              ------------ -------------- ----------- ------------ ----------- ---------- ------------ ----------
GOVERNMENT INCOME
 FUND
 Year Ended July 31, 2004 ...     (0.43)        (0.01)       (0.44)        --#      $ 9.86        2.51%       3.63%       0.85%
 Year Ended July 31, 2003 ...     (0.43)        (0.15)       (0.58)        --       $10.05        3.62%       4.08%       0.86%
 Year Ended July 31, 2002 ...     (0.54)           --        (0.54)        --       $10.26        7.12%       4.88%       0.85%
 Year Ended July 31, 2001+ ..     (0.57)           --        (0.57)        --       $10.10       11.30%       5.62%       0.84%
 Year Ended July 31, 2000 ...     (0.55)           --        (0.55)        --       $ 9.61        5.91%       5.68%       0.85%
LIMITED TERM BOND FUND
 Year Ended July 31, 2004 ...     (0.33)           --        (0.33)        --#      $10.47        1.32%       2.55%       0.83%
 Year Ended July 31, 2003 ...     (0.44)           --        (0.44)        --       $10.66        3.76%       3.52%       0.83%
 Year Ended July 31, 2002 ...     (0.53)           --        (0.53)        --       $10.70        6.57%       4.71%       0.86%
 Year Ended July 31, 2001+ ..     (0.59)           --        (0.59)        --       $10.55       10.26%       5.59%       0.86%
 Year Ended July 31, 2000 ...     (0.63)           --        (0.63)        --       $10.13        4.71%       5.74%       0.82%
BOND FUND
 Year Ended July 31, 2004 ...     (0.50)        (0.09)       (0.59)        --#      $11.08        2.99%       3.91%       0.84%
 Year Ended July 31, 2003 ...     (0.54)        (0.15)       (0.69)        --       $11.33        5.19%       4.14%       0.84%
 Year Ended July 31, 2002 ...     (0.57)        (0.03)       (0.60)        --       $11.43        8.34%       4.77%       0.84%
 Year Ended July 31, 2001+ ..     (0.60)           --        (0.60)        --       $11.13       11.79%       5.47%       0.84%
 Year Ended July 31, 2000 ...     (0.62)        (0.02)       (0.64)        --       $10.52        5.24%       5.66%       0.78%

                               Ratios (to average net assets)/Supplemental
                                                   Data
                              ---------------------------------------------
                               Expenses (before   Portfolio    Net Assets,
                                  Reductions/      Turnover   End of Period
                                Reimbursements)     Rate*        (000's)
                              ------------------ ----------- --------------
GOVERNMENT INCOME
 FUND
 Year Ended July 31, 2004 ...      1.13%            39%         $218,772
 Year Ended July 31, 2003 ...      1.13%            43%         $253,447
 Year Ended July 31, 2002 ...      1.11%            18%         $263,211
 Year Ended July 31, 2001+ ..      1.10%            25%         $302,099
 Year Ended July 31, 2000 ...      1.13%            42%         $356,642
LIMITED TERM BOND FUND
 Year Ended July 31, 2004 ...      1.12%            34%         $209,977
 Year Ended July 31, 2003 ...      1.12%            32%         $181,187
 Year Ended July 31, 2002 ...      1.12%            29%         $151,819
 Year Ended July 31, 2001+ ..      1.12%            44%         $155,261
 Year Ended July 31, 2000 ...      1.07%            34%         $177,323
BOND FUND
 Year Ended July 31, 2004 ...      1.12%            37%         $573,140
 Year Ended July 31, 2003 ...      1.12%            33%         $599,249
 Year Ended July 31, 2002 ...      1.10%            35%         $588,979
 Year Ended July 31, 2001+ ..      1.10%            24%         $609,708
 Year Ended July 31, 2000 ...      1.03%            27%         $501,550

+ Net investment income (loss) is based on average shares outstanding during the period.
#    Less than one cent per share.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                  AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

I SHARES

Selected data for a share outstanding throughout the period indicated.

                                                     Investment Activities                       Less Dividends from
                                          -------------------------------------------- ---------------------------------------
                               Net Asset                  Net Realized                               Net Realized
                                 Value,        Net       and Unrealized    Total from       Net       Gains from
                               Beginning   Investment    Gains (Losses)    Investment   Investment    Investment      Total
                               of Period     Income     from Investments   Activities     Income     Transactions   Dividends
                              ----------- ------------ ------------------ ------------ ------------ -------------- -----------
MUNICIPAL BOND FUND
 Year Ended July 31, 2004 ...   $10.33        0.37           (0.05)            0.32       (0.37)        (0.01)       (0.38)
 Year Ended July 31, 2003 ...   $10.38        0.37           (0.04)            0.33       (0.35)        (0.03)       (0.38)
 Year Ended July 31, 2002 ...   $10.19        0.40            0.21             0.61       (0.41)        (0.01)       (0.42)
 Year Ended July 31, 2001+ ..   $ 9.77        0.41            0.41             0.82       (0.40)           --        (0.40)
 Year Ended July 31, 2000 ...   $ 9.87        0.41           (0.05)            0.36       (0.41)        (0.05)       (0.46)
FLORIDA TAX-EXEMPT
 FUND
 Year Ended July 31, 2004 ...   $10.71        0.36           (0.03)            0.33       (0.37)        (0.01)       (0.38)
 Year Ended July 31, 2003 ...   $10.80        0.38           (0.09)            0.29       (0.38)           --        (0.38)
 Year Ended July 31, 2002 ...   $10.52        0.40            0.27             0.67       (0.39)           --        (0.39)
 Year Ended July 31, 2001+ ..   $10.16        0.41            0.36             0.77       (0.41)           --        (0.41)
 Year Ended July 31, 2000 ...   $10.22        0.42           (0.02)            0.40       (0.43)        (0.03)       (0.46)
TENNESSEE TAX-EXEMPT
 FUND
 Year Ended July 31, 2004 ...   $10.32        0.30           (0.01)            0.29       (0.31)        (0.05)       (0.36)
 Year Ended July 31, 2003 ...   $10.36        0.31           (0.05)            0.26       (0.30)           --        (0.30)
 Year Ended July 31, 2002 ...   $10.10        0.33            0.26             0.59       (0.33)           --        (0.33)
 Year Ended July 31, 2001+ ..   $ 9.74        0.38            0.36             0.74       (0.38)           --        (0.38)
 Period Ended
  July 31, 2000(a) ..........   $ 9.55        0.22            0.18             0.40       (0.21)           --        (0.21)
 Year Ended
  December 31, 1999 .........   $10.19        0.35           (0.64)           (0.29)      (0.35)           --        (0.35)

                                                                   Ratios (to average net assets)/Supplemental Data
                                                       ------------------------------------------------------------------------
                               Net Asset
                                 Value,                     Net                    Expenses (before   Portfolio    Net Assets,
                                  End         Total     Investment       Net          Reductions/      Turnover   End of Period
                               of Period     Return       Income       Expenses     Reimbursements)     Rate*        (000's)
                              ----------- ------------ ------------ ------------- ------------------ ----------- --------------
MUNICIPAL BOND FUND
 Year Ended July 31, 2004 ...   $10.27        3.08%       3.51%         0.73%           1.11%             5%       $338,580
 Year Ended July 31, 2003 ...   $10.33        3.21%       3.51%         0.74%           1.11%             7%       $351,021
 Year Ended July 31, 2002 ...   $10.38        6.10%       3.89%         0.75%           1.10%            10%       $371,126
 Year Ended July 31, 2001+ ..   $10.19        8.52%       4.04%         0.74%           1.10%             5%       $380,330
 Year Ended July 31, 2000 ...   $ 9.77        3.85%       4.25%         0.68%           1.02%             9%       $387,511
FLORIDA TAX-EXEMPT
 FUND
 Year Ended July 31, 2004 ...   $10.66        3.14%       3.38%         0.68%           1.15%            11%       $ 47,858
 Year Ended July 31, 2003 ...   $10.71        2.72%       3.51%         0.69%           1.15%             6%       $ 50,536
 Year Ended July 31, 2002 ...   $10.80        6.54%       3.80%         0.72%           1.16%            13%       $ 54,901
 Year Ended July 31, 2001+ ..   $10.52        7.72%       3.95%         0.75%           1.19%             7%       $ 57,181
 Year Ended July 31, 2000 ...   $10.16        4.02%       4.19%         0.65%           1.11%            11%       $ 61,877
TENNESSEE TAX-EXEMPT
 FUND
 Year Ended July 31, 2004 ...   $10.25        2.85%       2.91%         0.85%           1.19%             0%       $ 32,271
 Year Ended July 31, 2003 ...   $10.32        2.47%       2.86%         0.92%           1.24%            21%       $ 39,569
 Year Ended July 31, 2002 ...   $10.36        5.93%       3.18%         0.93%           1.21%            60%       $ 49,148
 Year Ended July 31, 2001+ ..   $10.10        7.70%       3.77%         0.94%           1.23%           123%       $ 56,693
 Period Ended
  July 31, 2000(a) ..........   $ 9.74        4.26%^      3.95%^^       0.95%^^         1.11%^^          23%       $ 65,160
 Year Ended
  December 31, 1999 .........   $ 9.55       (2.83)%      3.57%         1.00%           1.00%            64%       $ 75,537

+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^    Not annualized.
^^   Annualized.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                  AMSOUTH FUNDS
                                                            Financial Highlights
--------------------------------------------------------------------------------

I SHARES+

Selected data for a share outstanding throughout the period indicated.

                                                                 Investment Activities
                                                      --------------------------------------------
                                                                                                       Less
                                           Net Asset                  Net Realized                   Dividends
                                             Value,        Net       and Unrealized    Total from    from Net
                                           Beginning   Investment    Gains (Losses)    Investment   Investment
                                           of Period     Income     from Investments   Activities     Income
                                          ----------- ------------ ------------------ ------------ ------------
PRIME MONEY MARKET FUND
 Year Ended July 31, 2004 ...............   $1.000        0.005             --            0.005      (0.005)
 Year Ended July 31, 2003 ...............   $1.000        0.008             --            0.008      (0.008)
 Year Ended July 31, 2002 ...............   $1.000        0.017             --            0.017      (0.017)
 Year Ended July 31, 2001 ...............   $1.000        0.051             --            0.051      (0.051)
 Year Ended July 31, 2000 ...............   $1.000        0.052             --            0.052      (0.052)
TREASURY RESERVE MONEY MARKET FUND
 Year Ended July 31, 2004 ...............   $1.000        0.003             --            0.003      (0.003)
 Year Ended July 31, 2003 ...............   $1.000        0.007             --            0.007      (0.007)
 Year Ended July 31, 2002 ...............   $1.000        0.017             --            0.017      (0.017)
 Year Ended July 31, 2001 ...............   $1.000        0.049             --            0.049      (0.049)
 Period Ended July 31, 2000(a) ..........   $1.000        0.031             --            0.031      (0.031)
 Year Ended December 31, 1999 ...........   $1.000        0.043             --            0.043      (0.043)
TAX-EXEMPT MONEY MARKET FUND
 Year Ended July 31, 2004 ...............   $1.000        0.003             --            0.003      (0.003)
 Year Ended July 31, 2003 ...............   $0.999        0.006          0.001            0.007      (0.006)
 Year Ended July 31, 2002 ...............   $0.998        0.010          0.001            0.011      (0.010)
 Year Ended July 31, 2001 ...............   $0.998        0.029             --            0.029      (0.029)
 Year Ended July 31, 2000 ...............   $1.000        0.032         (0.002)           0.030      (0.032)
INSTITUTIONAL PRIME OBLIGATIONS MONEY
 MARKET FUND
 Year Ended July 31, 2004 ...............   $1.000        0.009             --            0.009      (0.009)
 Year Ended July 31, 2003 ...............   $1.000        0.012             --            0.012      (0.012)
 Year Ended July 31, 2002 ...............   $1.000        0.021             --            0.021      (0.021)
 Year Ended July 31, 2001 ...............   $1.000        0.054             --            0.054      (0.054)
 Year Ended July 31, 2000 ...............   $1.000        0.057             --            0.057      (0.057)

                                                                       Ratios (to average net assets)/Supplemental Data
                                                                 ------------------------------------------------------------
                                           Net Asset
                                             Value,                   Net                    Expenses (before    Net Assets,
                                              End        Total    Investment       Net          Reductions/     End of Period
                                           of Period    Return      Income       Expenses     Reimbursements)      (000's)
                                          ----------- ---------- ------------ ------------- ------------------ --------------
PRIME MONEY MARKET FUND
 Year Ended July 31, 2004 ...............   $1.000       0.46%       0.46%         0.64%           0.87%          $164,907
 Year Ended July 31, 2003 ...............   $1.000       0.78%       0.83%         0.65%           0.87%          $221,937
 Year Ended July 31, 2002 ...............   $1.000       1.68%       1.68%         0.64%           0.84%          $770,519
 Year Ended July 31, 2001 ...............   $1.000       5.18%       5.06%         0.63%           0.84%          $745,662
 Year Ended July 31, 2000 ...............   $1.000       5.31%       5.24%         0.67%           0.76%          $731,762
TREASURY RESERVE MONEY MARKET FUND
 Year Ended July 31, 2004 ...............   $1.000       0.33%       0.35%         0.69%           0.92%          $134,182
 Year Ended July 31, 2003 ...............   $1.000       0.71%       0.78%         0.68%           0.90%          $ 41,676
 Year Ended July 31, 2002 ...............   $1.000       1.68%       1.70%         0.65%           0.86%          $218,404
 Year Ended July 31, 2001 ...............   $1.000       5.06%       4.99%         0.62%           0.85%          $266,738
 Period Ended July 31, 2000(a) ..........   $1.000       3.10%^      5.24%^^       0.61%^^         0.76%^^        $280,546
 Year Ended December 31, 1999 ...........   $1.000       4.39%       4.31%         0.59%           0.60%          $341,803
TAX-EXEMPT MONEY MARKET FUND
 Year Ended July 31, 2004 ...............   $1.000       0.34%       0.34%         0.64%           0.86%          $128,089
 Year Ended July 31, 2003 ...............   $1.000       0.62%       0.63%         0.65%           0.87%          $129,415
 Year Ended July 31, 2002 ...............   $0.999       1.02%       1.02%         0.66%           0.86%          $175,135
 Year Ended July 31, 2001 ...............   $0.998       2.98%       2.95%         0.65%           0.86%          $151,905
 Year Ended July 31, 2000 ...............   $0.998       3.23%       3.28%         0.59%           0.80%          $141,874
INSTITUTIONAL PRIME OBLIGATIONS MONEY
 MARKET FUND
 Year Ended July 31, 2004 ...............   $1.000       0.86%       0.85%         0.25%           0.41%          $176,540
 Year Ended July 31, 2003 ...............   $1.000       1.19%       1.20%         0.26%           0.41%          $175,778
 Year Ended July 31, 2002 ...............   $1.000       2.09%       2.08%         0.25%           0.39%          $250,091
 Year Ended July 31, 2001 ...............   $1.000       5.57%       5.12%         0.25%           0.40%          $221,876
 Year Ended July 31, 2000 ...............   $1.000       5.82%       5.73%         0.21%           0.41%          $138,779

+    Represents Class 1 Shares for Institutional Prime Obligations Money Market
     Fund.
^    Not annualized.
^^   Annualized.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.

                       See notes to financial statements.

                                        ----------------------------------------
                                                                  AMSOUTH FUNDS
                                                          Report of Independent
                                               Registered Public Accounting Firm
                                        ----------------------------------------

The Shareholders and
Board of Trustees of AmSouth Funds

     We have audited the accompanying statements of assets and liabilities of AmSouth Funds (comprised of AmSouth Value Fund, AmSouth Capital Growth Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, AmSouth Small Cap Fund, AmSouth Balanced Fund, AmSouth Select Equity Fund, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Strategic Portfolios: Aggressive Growth Portfolio, AmSouth Strategic Portfolios: Growth Portfolio, AmSouth Strategic
Portfolios: Growth and Income Portfolio, AmSouth Strategic Portfolios: Moderate Growth and Income Portfolio, AmSouth Bond Fund, AmSouth Limited Term Bond Fund, AmSouth Government Income Fund, AmSouth Municipal Bond Fund, AmSouth Florida Tax-Exempt Fund, AmSouth Tennessee Tax-Exempt Fund, AmSouth Prime Money Market Fund, AmSouth Treasury Reserve Money Market Fund, AmSouth Tax-Exempt Money Market Fund and AmSouth Institutional Prime Obligations Money Market Fund) ("the Funds") including the schedules of portfolio investments, as of July 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the respective period ended December 31, 1999 were audited by other auditors whose report dated February 22, 2000, expressed an unqualified opinion.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AmSouth Funds as of July 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                        /s/ Ernst & Young LLP

Columbus, Ohio
September 29, 2004

Expense Examples (Unaudited):

     As a shareholder of the AmSouth Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution [and/or service] 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the AmSouth Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2004 through July 31, 2004.

Actual Expenses (Unaudited):

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                         Beginning     Ending Account     Expense Paid      Expense Ratio
                                                       Account Value        Value        During Period*     During Period
                                                           2/1/04          7/31/04      2/1/04 - 7/31/04   2/1/04 - 7/31/04
                                                      --------------- ---------------- ------------------ -----------------
Value Fund .......................   Class A Shares    $   1,000.00      $   991.30         $   6.58             1.33%
                                     Class B Shares        1,000.00          987.40            10.28             2.08%
                                     Class I Shares        1,000.00          992.60             5.85             1.18%

Select Equity Fund ...............   Class A Shares        1,000.00          985.10             6.37             1.29%
                                     Class B Shares        1,000.00          981.40            10.05             2.04%
                                     Class I Shares        1,000.00          986.20             5.63             1.14%

Enhanced Market Fund .............   Class A Shares        1,000.00          977.20             4.72             0.96%
                                     Class B Shares        1,000.00          972.60             8.34             1.70%
                                     Class I Shares        1,000.00          976.90             3.98             0.81%

Large Cap Fund ...................   Class A Shares        1,000.00          945.30             6.09             1.26%
                                     Class B Shares        1,000.00          941.10             9.70             2.01%
                                     Class I Shares        1,000.00          945.60             5.37             1.11%

Capital Growth Fund ..............   Class A Shares        1,000.00          943.00             6.28             1.30%
                                     Class B Shares        1,000.00          939.40             9.84             2.04%
                                     Class I Shares        1,000.00          943.10             5.56             1.15%

Mid Cap Fund .....................   Class A Shares        1,000.00          985.50             5.38             1.09%
                                     Class B Shares        1,000.00          981.70             9.07             1.84%
                                     Class I Shares        1,000.00          985.80             4.64             0.94%

Small Cap Fund ...................   Class A Shares        1,000.00          978.40             7.77             1.58%
                                     Class B Shares        1,000.00          974.80            11.44             2.33%
                                     Class I Shares        1,000.00          978.60             7.03             1.43%

International Equity Fund ........   Class A Shares        1,000.00        1,009.70             6.75             1.35%
                                     Class B Shares        1,000.00        1,006.30            10.48             2.10%
                                     Class I Shares        1,000.00        1,010.50             6.00             1.20%

Balanced Fund ....................   Class A Shares        1,000.00          984.30             6.51             1.32%
                                     Class B Shares        1,000.00          981.40            10.20             2.07%
                                     Class I Shares        1,000.00          985.80             5.78             1.17%

Strategic Portfolios: Aggressive
 Growth Portfolio ................   Class A Shares        1,000.00          974.10             2.75             0.56%
                                     Class B Shares        1,000.00          969.70             6.42             1.31%
                                     Class I Shares        1,000.00          974.10             2.50             0.51%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recently fiscal half-year divided by the number of days in the fiscal year.

                                                                Beginning      Ending Account     Expense Paid      Expense Ratio
                                                              Account Value         Value        During Period*     During Period
                                                                  2/1/04           7/31/04      2/1/04 - 7/31/04   2/1/04 - 7/31/04
                                                             ---------------  ---------------- ------------------ -----------------
Strategic Portfolios: Growth Portfolio ....  Class A Shares    $  1,000.00       $   980.90         $  2.41              0.49%
                                             Class B Shares       1,000.00           976.30            6.04              1.23%
                                             Class I Shares       1,000.00           980.00            2.17              0.44%

Strategic Portfolios: Growth and
 Income Portfolio .........................  Class A Shares       1,000.00           983.00            2.86              0.58%
                                             Class B Shares       1,000.00           980.00            6.50              1.32%
                                             Class I Shares       1,000.00           983.30            2.61              0.53%

Strategic Portfolios: Moderate Growth and
 Income Portfolio .........................  Class A Shares       1,000.00           984.80            2.81              0.57%
                                             Class B Shares       1,000.00           980.80            6.50              1.32%
                                             Class I Shares       1,000.00           985.10            2.57              0.52%

Government Income Fund ....................  Class A Shares       1,000.00         1,001.00            4.93              0.99%
                                             Class B Shares       1,000.00           996.20            8.64              1.74%
                                             Class I Shares       1,000.00         1,001.70            4.18              0.84%

Limited Term Bond Fund ....................  Class A Shares       1,000.00           998.70            4.87              0.98%
                                             Class B Shares       1,000.00           995.00            8.58              1.73%
                                             Class I Shares       1,000.00           999.50            4.13              0.83%

Bond Fund .................................  Class A Shares       1,000.00           998.50            4.92              0.99%
                                             Class B Shares       1,000.00           994.70            8.63              1.74%
                                             Class I Shares       1,000.00           998.40            4.17              0.84%

Municipal Bond Fund .......................  Class A Shares       1,000.00           995.00            4.32              0.87%
                                             Class B Shares       1,000.00           991.30            8.02              1.62%
                                             Class I Shares       1,000.00           995.80            3.57              0.72%

Florida Tax-Exempt Fund ...................  Class A Shares       1,000.00           993.80            4.11              0.83%
                                             Class B Shares       1,000.00           989.90            7.82              1.58%
                                             Class I Shares       1,000.00           995.40            3.37              0.68%

Tennessee Tax-Exempt Fund .................  Class A Shares       1,000.00           994.00            4.81              0.97%
                                             Class B Shares       1,000.00           994.70            8.53              1.72%
                                             Class I Shares       1,000.00           990.10            4.06              0.82%

Prime Money Market Fund ...................  Class A Shares       1,000.00         1,001.60            3.93              0.79%
                                             Class B Shares       1,000.00         1,000.80            4.68              0.94%
                                             Class I Shares       1,000.00         1,002.30            3.19              0.64%

Treasury Reserve Money Market Fund ........  Class A Shares       1,000.00         1,001.60            3.58              0.72%
                                             Class I Shares       1,000.00         1,001.90            3.33              0.67%

Tax-Exempt Money Market Fund ..............  Class A Shares       1,000.00         1,001.80            3.14              0.63%
                                             Class I Shares       1,000.00         1,001.80            3.14              0.63%

Institutional Prime Obligations
 Money Market Fund ........................  Class 1 Shares       1,000.00         1,004.30            1.30              0.26%
                                             Class 2 Shares       1,000.00         1,003.10            2.49              0.50%
                                             Class 3 Shares       1,000.00         1,001.80            3.73              0.75%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recently fiscal half-year divided by the number of days in the fiscal year.

Hypothetical Example for Comparison Purposes (Unaudited):

     The table below provides information about hypothetical account values and hypothetical expenses based on each AmSouth Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                           Beginning         Ending        Expense Paid      Expense Ratio
                                                         Account Value   Account Value    During Period*     During Period
                                                             2/1/04         7/31/04      2/1/04 - 7/31/04   2/1/04 - 7/31/04
                                                        --------------- --------------- ------------------ -----------------
Value Fund .........................   Class A Shares       $1,000.00       $1,018.25        $ 6.67              1.33%
                                       Class B Shares        1,000.00        1,014.52         10.42              2.08%
                                       Class I Shares        1,000.00        1,019.00          5.92              1.18%

Select Equity Fund .................   Class A Shares        1,000.00        1,018.45          6.47              1.29%
                                       Class B Shares        1,000.00        1,014.72         10.22              2.04%
                                       Class I Shares        1,000.00        1,019.19          5.72              1.14%

Enhanced Market Fund ...............   Class A Shares        1,000.00        1,020.09          4.82              0.96%
                                       Class B Shares        1,000.00        1,016.41          8.52              1.70%
                                       Class I Shares        1,000.00        1,020.84          4.07              0.81%

Large Cap Fund .....................   Class A Shares        1,000.00        1,018.60          6.32              1.26%
                                       Class B Shares        1,000.00        1,014.87         10.07              2.01%
                                       Class I Shares        1,000.00        1,019.34          5.57              1.11%

Capital Growth Fund ................   Class A Shares        1,000.00        1,018.40          6.52              1.30%
                                       Class B Shares        1,000.00        1,014.72         10.22              2.04%
                                       Class I Shares        1,000.00        1,019.14          5.77              1.15%

Mid Cap Fund .......................   Class A Shares        1,000.00        1,019.44          5.47              1.09%
                                       Class B Shares        1,000.00        1,015.71          9.22              1.84%
                                       Class I Shares        1,000.00        1,020.19          4.72              0.94%

Small Cap Fund .....................   Class A Shares        1,000.00        1,017.01          7.92              1.58%
                                       Class B Shares        1,000.00        1,013.28         11.66              2.33%
                                       Class I Shares        1,000.00        1,017.75          7.17              1.43%

International Equity Fund ..........   Class A Shares        1,000.00        1,018.15          6.77              1.35%
                                       Class B Shares        1,000.00        1,014.42         10.52              2.10%
                                       Class I Shares        1,000.00        1,018.90          6.02              1.20%

Balanced Fund ......................   Class A Shares        1,000.00        1,018.30          6.62              1.32%
                                       Class B Shares        1,000.00        1,014.57         10.37              2.07%
                                       Class I Shares        1,000.00        1,019.05          5.87              1.17%

Strategic Portfolios: Aggressive
 Growth Portfolio ..................   Class A Shares        1,000.00        1,022.08          2.82              0.56%
                                       Class B Shares        1,000.00        1,018.35          6.57              1.31%
                                       Class I Shares        1,000.00        1,022.33          2.56              0.51%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recently fiscal half-year divided by the number of days in the fiscal year.

                                                                 Beginning          Ending        Expense Paid      Expense Ratio
                                                               Account Value    Account Value    During Period*     During Period
                                                                   2/1/04          7/31/04      2/1/04 - 7/31/04   2/1/04 - 7/31/04
                                                              ---------------  --------------- ------------------ -----------------
Strategic Portfolios: Growth Portfolio ..... Class A Shares     $  1,000.00      $  1,022.43        $  2.46              0.49%
                                             Class B Shares        1,000.00         1,018.75           6.17              1.23%
                                             Class I Shares        1,000.00         1,022.68           2.21              0.44%

Strategic Portfolios: Growth and Income
 Portfolio ................................. Class A Shares        1,000.00         1,021.98           2.92              0.58%
                                             Class B Shares        1,000.00         1,018.30           6.62              1.32%
                                             Class I Shares        1,000.00         1,022.23           2.66              0.53%

Strategic Portfolios: Moderate Growth and
 Income Portfolio .......................... Class A Shares        1,000.00         1,022.03           2.87              0.57%
                                             Class B Shares        1,000.00         1,018.30           6.62              1.32%
                                             Class I Shares        1,000.00         1,022.28           2.61              0.52%

Government Income Fund ..................... Class A Shares        1,000.00         1,019.94           4.97              0.99%
                                             Class B Shares        1,000.00         1,016.21           8.72              1.74%
                                             Class I Shares        1,000.00         1,020.69           4.22              0.84%

Limited Term Bond Fund ..................... Class A Shares        1,000.00         1,019.99           4.92              0.98%
                                             Class B Shares        1,000.00         1,016.26           8.67              1.73%
                                             Class I Shares        1,000.00         1,020.74           4.17              0.83%

Bond Fund .................................. Class A Shares        1,000.00         1,019.94           4.97              0.99%
                                             Class B Shares        1,000.00         1,016.21           8.72              1.74%
                                             Class I Shares        1,000.00         1,020.69           4.22              0.84%

Municipal Bond Fund ........................ Class A Shares        1,000.00         1,020.54           4.37              0.87%
                                             Class B Shares        1,000.00         1,016.81           8.12              1.62%
                                             Class I Shares        1,000.00         1,021.28           3.62              0.72%

Florida Tax-Exempt Fund .................... Class A Shares        1,000.00         1,020.74           4.17              0.83%
                                             Class B Shares        1,000.00         1,017.01           7.92              1.58%
                                             Class I Shares        1,000.00         1,021.48           3.42              0.68%

Tennessee Tax-Exempt Fund .................. Class A Shares        1,000.00         1,020.04           4.87              0.97%
                                             Class B Shares        1,000.00         1,016.31           8.62              1.72%
                                             Class I Shares        1,000.00         1,020.79           4.12              0.82%

Prime Money Market Fund .................... Class A Shares        1,000.00         1,020.93           3.97              0.79%
                                             Class B Shares        1,000.00         1,020.19           4.72              0.94%
                                             Class I Shares        1,000.00         1,021.68           3.22              0.64%

Treasury Reserve Money Market Fund ......... Class A Shares        1,000.00         1,021.28           3.62              0.72%
                                             Class I Shares        1,000.00         1,021.53           3.37              0.67%

Tax-Exempt Money Market Fund ............... Class A Shares        1,000.00         1,021.73           3.17              0.63%
                                             Class I Shares        1,000.00         1,021.73           3.17              0.63%

Institutional Prime Obligations
 Money Market Fund ......................... Class 1 Shares        1,000.00         1,023.57           1.31              0.26%
                                             Class 2 Shares        1,000.00         1,022.38           2.51              0.50%
                                             Class 3 Shares        1,000.00         1,021.13           3.77              0.75%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recently fiscal half-year divided by the number of days in the fiscal year.

Eligible Distributions (Unaudited):

     The AmSouth Funds designate the following eligible distributions for the dividends received deductions for corporations for the year ended July 31, 2004:

                                                                         Percentage
                                                                        -----------
Value Fund ..........................................................     100.00%
Select Equity Fund ..................................................     100.00%
Enhanced Market Fund ................................................     100.00%
Mid Cap Fund ........................................................     100.00%
Balanced Fund .......................................................      57.45%
Strategic Portfolios: Growth Portfolio ..............................      44.29%
Strategic Portfolios: Growth and Income Portfolio ...................      17.50%
Strategic Portfolios: Moderate Growth and Income Portfolio ..........      11.69%

Qualified Dividends Paid (Unaudited)

     For the fiscal year ended July 31, 2004 the following dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Completed information will be reported in conjunction with your 2004 Form 1099-DIV (amounts in thousands):

                                                                        Qualified
                                                                        Dividends
                                                                          Paid
                                                                       ----------
Value Fund .........................................................     $ 4,668
Select Equity Fund .................................................         475
Enhanced Market Fund ...............................................       1,334
Mid Cap Fund .......................................................         244
International Equity Fund ..........................................       3,153
Balanced Fund ......................................................       1,829
Strategic Portfolios: Growth Portfolio .............................         119
Strategic Portfolios: Growth and Income Portfolio ..................         280
Strategic Portfolios: Moderate Growth and Income Portfolio .........          80

Foreign Income Tax Credit (Unaudited)

     The International Equity Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on July 31, 2004 are as follows:

                                       Foreign     Foreign
                                        Source       Tax
                                        Income     Expense
                                      ---------   --------
International Equity Fund .........       0.26       0.03

     The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2004. These shareholders will receive more detailed information along with their 2004 Form 1099-DIV.

       Trustees and Officers of AmSouth Funds (the "Trust") (Unaudited)

                               Position
                              Held with   Term of Office and
                               AmSouth      Length of Time        Number of Funds
Name and Date of Birth          Funds           Served*              Overseen
---------------------------- ----------- -------------------- ----------------------
INDEPENDENT TRUSTEES:

Dick D. Briggs, Jr., M.D.... Trustee     Since 1992           Trustee of AmSouth
 Date of Birth: 1/28/1934                                     Funds (consisting of
                                                              23 portfolios).

Wendell D. Cleaver ......... Trustee     Since 1992           Trustee of AmSouth
 Date of Birth: 9/23/1934                                     Funds (consisting of
                                                              23 portfolios).

James H. Woodward, Jr. ..... Trustee     Since 1987           Trustee of AmSouth
 Date of Birth: 11/24/1939                                    Funds (consisting of
                                                              23 portfolios);
                                                              Trustee of Variable
                                                              Insurance Funds
                                                              (consisting of
                                                              15 portfolios, 7 of
                                                              which are advised by
                                                              the Advisor).

Edward P. Farley ........... Trustee     Since 2001           Trustee of AmSouth
 Date of Birth: 9/19/1939                                     Funds (consisting of
                                                              23 funds).

Samuel W. Jackson .......... Trustee     Since 2003           Trustee of AmSouth
 Date of Birth: 12/1/1951                                     Funds (consisting of
                                                              23 portfolios).

Robert J. McMullan ......... Trustee     Since 2003           Trustee of AmSouth
 Date of Birth: 3/31/1954                                     Funds (consisting of
                                                              23 portfolios).

                                  Other
                              Directorships         Principal Occupation(s) During
Name and Date of Birth             Held                  the Past Five Years
---------------------------- --------------- -------------------------------------------
INDEPENDENT TRUSTEES:

Dick D. Briggs, Jr., M.D. .. N/A             From March 1997 to present, Chief
 Date of Birth: 1/28/1934                    Medical Officer, Best DoctorsTM
                                             Worldwide Healthcare Services; from
                                             September 1967 to present, Emeritus
                                             Professor and Eminent Scholar Chair,
                                             Univ. of Alabama at Birmingham: from
                                             October 1971 to present, Physician,
                                             University of Alabama Health
                                             Services Foundation

Wendell D. Cleaver ......... N/A             From September 3, 1993 to present,
 Date of Birth: 9/23/1934                    retired; from December 1988 to August
                                             1993, Executive Vice President, Chief
                                             Operating Officer and Director, Mobile
                                             Gas Service Corporation.

James H. Woodward, Jr. ..... N/A             From 1992 to 2002, Trustee, J.A. Jones,
 Date of Birth: 11/24/1939                   Inc., Construction Company; from
                                             July 1989 to present, Chancellor, The
                                             University of North Carolina at Charlotte.

Edward P. Farley ........... N/A             Retired, 1999; Executive Vice President,
 Date of Birth: 9/19/1939                    Old Kent Bank from January 1981-
                                             March 1999; Director, Kent Funds, an
                                             open-end investment management
                                             company, for which BISYS Fund
                                             Services L.P. serves as distributor, from
                                             March 1999 until December 2001.

Samuel W. Jackson .......... N/A             From 1997 to present, Principal, Jackson
 Date of Birth: 12/1/1951                    Fowlkes & Co., Inc.

Robert J. McMullan ......... N/A             From 1998 to present, Chief Financial
 Date of Birth: 3/31/1954                    Officer, GlobeSpan Virata, Inc.' from
                                             1989 through 1998, Executive Vice
                                             President & Chief Financial Officer,
                                             The BISYS Group, Inc.

                                Position
                               Held with    Term of Office and
                                AmSouth       Length of Time
Name and Date of Birth           Funds            Served*
---------------------------- ------------- --------------------
INTERESTED TRUSTEES:

J. David Huber ............. Chairman      Since 1987
 Date of Birth: 5/3/1946     and Trustee

Geoffrey von Kuhn .......... Trustee       Since 2002
 Date of Birth: 10/26/1951

ADVISORY TRUSTEES:

Norma A. Coldwell .......... Advisory      Since 2002
 Date of Birth: 6/23/1925    Trustee

Homer H. Turner, Jr. ....... Advisory      Since 2002
 Date of Birth: 2/18/1928    Trustee

                                                         Other
                                 Number of Funds     Directorships       Principal Occupation(s) During
Name and Date of Birth              Overseen              Held                the Past Five Years
---------------------------- ---------------------- --------------- ---------------------------------------
INTERESTED TRUSTEES:

J. David Huber ............. Chairman and Trustee   N/A             From June 1987 to present, employee
 Date of Birth: 5/3/1946     of AmSouth Funds                       of BISYS Funds Services L.P.
                             (consisting of
                             23 portfolios).

Geoffrey von Kuhn .......... Trustee of AmSouth     N/A             From April 2001 to present, Senior
 Date of Birth: 10/26/1951   Funds (consisting of                   Executive Vice President, AmSouth
                             23 portfolios).                        Bancorporation and AmSouth Bank,
                                                                    Head Wealth Management Group;
                                                                    April 200 to April 2001, Head,
                                                                    U.S. Private Bank, Citigroup:
                                                                    February 1998 to April 2000,
                                                                    Senior Managing Director and
                                                                    Vice Chairman, Banc One
                                                                    Capital Markets.

ADVISORY TRUSTEES:

Norma A. Coldwell .......... Advisory Trustee       N/A             Trustee, AmSouth Funds 2000-2002;
 Date of Birth: 6/23/1925    of AmSouth Funds                       Formerly, International Economist and
                             (consisting of                         Consultant; Executive Vice President
                             23 portfolios).                        of Coldwell Financial Consultants;
                                                                    Trustee, Meridian International Center
                                                                    (International Education and Cultural
                                                                    Group); Member of the Board of
                                                                    Advisors of Meridian International
                                                                    Center; formerly, Chief International
                                                                    Economist of riggs National Bank,
                                                                    Washington, D.C.

Homer H. Turner, Jr. ....... Advisory Trustee       N/A             Formerly, Trustee, AmSouth Funds;
 Date of Birth: 2/18/1928    of AmSouth Funds                       June 1991 through 2002, retired.
                             (consisting of
                             23 portfolios).

------------
*    There is no defined term of office for Trustees of AmSouth Funds.

     The  address for each Trustee is 3435 Stelzer Road, Columbus, Ohio 43219.

     Messrs. Huber and von Kuhn are considered to be interested persons (as defined in the 1940 Act) of AmSouth Funds. Mr. Huber is considered an interested person on the basis of his employment with BISYS Fund Services L.P., AmSouth Funds' Distributor. Mr. von Kuhn is considered to be an interested person on the basis of his employment by AmSouth Bank, the Advisor's parent company.

Executive Officers

                                   Position
                                   Held with     Term of Office and
                                    AmSouth        Length of Time
Name and Date of Birth               Funds             Served*
----------------------------   ---------------- --------------------
John F. Calvano ............   President        Since 1999
 Date of Birth: 3/30/1960

Walter B. Grimm ............   Vice President   Since 1994
 Date of Birth: 6/30/1945

Trent Statczar .............   Treasurer        Since 2004
 Date of Birth: 8/31/1971

Rodney L. Ruehle ...........   Secretary        Since 1999
 Date of Birth: 4/26/1968

Alaina V. Metz .............   Assistant        Since 1995
 Date of Birth: 4/7/1967       Secretary

                                                                   Other
                                       Number of Funds         Directorships         Principal Occupation(s) During
Name and Date of Birth                    Overseen                  Held                  the Past Five Years
------------------------------ ------------------------------ --------------- -------------------------------------------
John F. Calvano .............. President of AmSouth           N/A             From September 1999 to present,
 Date of Birth: 3/30/1960      Funds (consisting of                           Senior Vice President, AmSouth Bank;
                               23 portfolios).                                from October 1994 to September 1999,
                                                                              employee of BISYS Fund Services
                                                                              Limited Partnership.

Walter B. Grimm .............. Vice President of AmSouth      N/A             From June 1992 to present, employee
 Date of Birth: 6/30/1945      Funds (consisting of                           of BISYS Fund Services Ohio, Inc.
                               23 portfolios).

Trent Statczar ............... Treasurer of AmSouth           N/A             From June 1993 to present, employee of
 Date of Birth: 8/31/1971      Funds (consisting of                           BISYS Fund Services Ohio, Inc.
                               23 portfolios).

Rodney L. Ruehle ............. Secretary of AmSouth           N/A             From August 1995 to present, Director
 Date of Birth: 4/26/1968      Funds (consisting of                           Administration Services, BISYS Fund
                               23 portfolios).                                Services, Inc.; From 1999 to present,
                                                                              Vice President and Secretary, Fifth Third
                                                                              Funds, an open-end management
                                                                              investment company for which BISYS
                                                                              Fund Services, L.P. serves as distributor.

Alaina V. Metz ............... Assistant Secretary of         N/A             From June 1995 to present,
 Date of Birth: 4/7/1967       AmSouth Funds (consisting                      Vice President, Administrative and
                               of 23 portfolios). Assistant                   Regulatory Services, BISYS Fund
                               Secretary of Variable                          Services Ohio, Inc.
                               Insurance Funds (consisting
                               of 15 portfolios, 7 of which
                               are advised by the advisor.

------------
*    There is no defined term of office for officers of the Trust.

     The officers of the Trust are interested persons (as defined in the 1940
Act) and receive no compensation directly from the Trust for performing the duties of their offices.

     The Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers of the Trust. To obtain a copy of the SAI, without charge, call (800) 451-8382.

      Compensation of Trustees and Officers of AmSouth Funds (the "Trust")
                                  (Unaudited)

     The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust for acting as Administrator and BISYS Fund Services, Inc., receives fees from the Trust for acting as Transfer Agent and for providing fund accounting services to the Trust. Messrs. Grimm, Ruehle, and Statczar and Ms. Metz are employees of BISYS Fund Services Limited Partnerships.

                             COMPENSATION TABLE (1)

                                                                                                           Total
                                          Aggregate            Pension or                              Compensation
                                         Compensation     Retirement Benefits        Estimated         from AmSouth
                                         from AmSouth      Accrued as Part of     Annual Benefits      Mutual Funds
Name                                    Fund Expenses        Fund Expenses        upon Retirement     Paid to Trustee
------------------------------------   ---------------   ---------------------   -----------------   ----------------
  J. David Huber ....................        None               None                  None                  None
  Geoffrey A. von Kuhn ..............        None               None                  None                  None
  James H. Woodward, Jr. ............     $29,000               None                  None               $29,000
* Homer H. Turner .................       $24,000               None                  None               $24,000
  Wendell D. Cleaver ................     $29,000               None                  None               $29,000
  Dick D. Briggs, Jr., M.D. .........     $29,000               None                  None               $29,000
* Norma S. Coldwell ...............       $24,000               None                  None               $24,000
  Edward P. Farley ..................     $29,000               None                  None               $29,000
  Samuel W. Jackson, Jr. ............     $29,000               None                  None               $29,000
  Robert J. McMullan ................     $29,000               None                  None               $29,000

(1)  Figures are for the Trust's fiscal year ended July 31, 2004.
* Mr. Turner and Ms. Coldwell retired from the Board of Trustees and assumed "Advisory Trustee" status in March, 2002.

Proxy Voting

     A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling (800) 451-8379/8382 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

================================================================================
AMSOUTH FUNDS(R)
ANNUAL REPORT
JULY 31, 2004

Investment Advisor                              Distributor

AmSouth Asset Management, Inc.                  BISYS Fund Services
1901 6th Avenue North                           3435 Stelzer Road, Suite 1000
Suite 620                                       Columbus OH 43219
Birmingham AL 35203
                                                Legal Counsel
Investment Subadvisors
                                                Kirkpatrick & Lockhart, LLP
OakBrook Investments, LLC                       1800 Massachusetts Avenue, N.W.
701 Warrenville Road, Suite 135                 Washington DC 20036
Lisle IL 60532
o Enhanced Market Fund                          Transfer Agent
o Mid Cap Fund
o Select Equity Fund                            BISYS Fund Services Ohio, Inc.
                                                3435 Stelzer Road, Suite 1000
Sawgrass Asset Management, LLC                  Columbus OH 43219
1579 The Greens Way, Suite 20
Jacksonville FL 32250                           Auditors
o Small Cap Fund
                                                Ernst & Young, LLP
Dimensional Fund Advisors, Inc.                 1100 Huntington Center
1299 Ocean Avenue                               41 South High Street
Santa Monica CA 90401                           Columbus OH 43215
o International Equity Fund

                                                                            9/04
                                                                          ASO-AR

================================================================================

Item 2. Code of Ethics.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

     The board of trustees of the registrant adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer or persons performing similar functions. This code of ethics is included as Exhibit 11(a)(1).

     The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

     If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

     During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

          (i) Has at least one audit committee financial expert serving on its audit committee; or

          (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's board of trustees has determined that the registrant has two financial experts serving on its audit committee.

     (2) If the registrant provides the disclosure required by paragraph
     (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

          (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

          (ii) Be an "interested person" of the investment company as defined in
          Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

The audit committee financial experts are Samuel W. Jackson, Jr. and Robert J. McMullan. Each audit committee financial expert is independent within the meaning of Form N-CSR.

     (3) If the registrant provides the disclosure required by paragraph
     (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

     (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees.

For the fiscal years ended July 31, 2004 and July 31, 2003, Audit Fees for the registrant totaled approximately $207,400 and $247,150, respectively, including fees associated with the annual audit and filings of the registrant's Form N-1A.

     (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees.

For the fiscal years ended July 31, 2004 and July 31, 2003, Audit-Related Fees for the registrant totaled approximately $0 and $0, respectively.

     (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees.

For the fiscal years ended July 31, 2004 and July 31, 2003, Tax Fees for the registrant including tax compliance, tax advice and tax planning, totaled approximately $36,600 and $34,000, respectively.

     (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

All Other Fees

For the fiscal years ended July 31, 2004 and July 31, 2003, Other Fees billed to the registrant totaled approximately $0 and $0, respectively.

     (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the registrant's Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

     (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

None of the services summarized in (a)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Not applicable.

     (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

For the fiscal years ended July 31, 2004 and July 31, 2003, Non-Audit Fees billed to the registrant for services provided to the registrant and any of the registrant's investment advisers and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant, totaled approximately $518,600 and $385,500, respectively.

     (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.   Audit Committee of Listed Registrants.

     (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

     (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6. Schedule of Investments.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in ss. 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

The registrant's complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. (a) If the registrant is a closed-end management investment company, provide the information specified in paragraph
(b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

Item 10. Controls and Procedures.

     (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company's management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

     (b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

     (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto as Exhibit 11(a)(1).

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.CERT.

     (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

     (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith as
Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          AmSouth Funds
            --------------------------------------------------------------------

By (Signature and Title)*    /s/ Trent Statczar       Trent Statczar, Treasurer
                         -------------------------------------------------------

Date  October 12, 2004
    --------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Calvano         John Calvano, President
                         -------------------------------------------------------

Date  October 12, 2004
    --------------------------

By (Signature and Title)*    /s/ Trent Statczar       Trent Statczar, Treasurer
                         -------------------------------------------------------

Date  October 12, 2004
    --------------------------
* Print the name and title of each signing officer under his or her signature.